Photo

SMITH BARNEY MUNI FUNDS

FLORIDA
PORTFOLIO

SEMI-ANNUAL REPORT

September 30, 1999

LOGO: Smith Barney Mutual Funds

             NOT FDIC INSURED O NOT BANK GUARANTEED O MAY LOSE VALUE

Smith Barney
Muni Funds


PHOTO OF: HEATH B.MCLENDON
Chairman

PHOTO OF: PETER M.COFFEY
Vice President


DEAR SHAREHOLDER:
We are pleased to provide the semi-annual report for the Smith Barney Muni Funds
- Florida Portfolio ("Portfolio") for the period ended September 30, 1999. We hope that you find this report useful and informative. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the various investment strategies employed by the Portfolio during the period under review. A detailed summary of performance and current holdings for the Portfolio can be found in the appropriate sections that follow.

FUND'S PERFORMANCE AND INVESTMENT STRATEGY
The Portfolio seeks as high a level of income exempt from federal income as is consistent with prudent investing.*

For the six months ended September 30, 1999, the Portfolio generated a total return of a negative 3.60% for Class A shares without sales charges as compared to its Lipper Inc. peer group average of a negative 3.40% (Lipper Inc. is a major fund-tracking organization.) For performance information on the Portfolio's other share classes, please refer to page 4.

Given the present market conditions, we have continued to emphasize credit quality and call protection in the Portfolio. As of the close of the reporting period, 93% of the Portfolio's bond holdings were rated investment grade or better and the Portfolio's average stated call protection was 8.7 years. The Portfolio's largest holdings are concentrated among the following: transportation bonds (16.4%), hospital bonds (16.1%), multi-family housing bonds (9.9%), utilities bonds (8.3%) and single-family housing bonds (7.6%).

MARKET AND ECONOMIC OVERVIEW
Current market conditions can be characterized by a strong economy, with growth of demand continuing to outpace supply, yet signs of inflation appear to be virtually non-existent. Moreover, the unemployment rate is at a 30-year low, and the yield curve has steepened. (The yield curve shows the difference between short- and long-term rates.)

--------------------------------------------------------------------------------
*Please note that a portion of the income from this Fund is subject to the Alternative Minimum Tax ("AMT").

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Smith Barney Muni Funds                                                      1

Despite the fact that the bond market has had numerous seemingly valid reasons to trade lower lately, the bond market has resisted them. Instead, the yield for the 30-year Treasury bond has stayed within a narrow 40 basis point trading range since the beginning of June. (A basis point is 0.01%, or one one-hundredth of a percent.)

One of the biggest challenges facing the bond markets recently have been the decline of the U.S. dollar against the yen. Yet, because the dollar's weakness has been limited to the yen, there has been little concern about possible capital outflows from the U.S. or higher inflation. Similarly, the rise in oil prices has not translated into higher bond yields because inflation in general does not appear to be a factor. The same holds true for the recent surge in gold prices, which we do not view as a sign of higher inflation or higher yields.

Fixed income prices have come under some pressure as a result of higher interest rates. U.S. Treasuries have remained in a narrow trading range just above 6%, while long-term municipal bonds are yielding approximately 90% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

One positive trend for the market has been the lowering of supply of new bonds. The U.S. Treasury Department has been paying down the national debt, and the latest figures from the Clinton Administration show an estimated budget surplus of approximately $115 billion for the current fiscal year.

FLORIDA ECONOMIC HIGHLIGHTS
Florida's economy continues to grow with the main factor being the diversification of its economic base. Rather than relying solely on tourism and agriculture, Florida's economy has become more service oriented in recent years. We think that the economic success of the Sunshine State, in part, can be attributed to its positive business climate and the fact the state agencies often act as partners in economic development. Moreover, the growing number of residents and tourists, along with growth in domestic and international trade, has resulted in Florida doing better than the U.S. economy in terms of total income growth as well as job creation. Debt in Florida has remained stable even though population growth has led to an increase in demand for municipal spending.

The future of Florida remains bright, especially with the prospect of increasingly open trade and commerce with the rest of the world. In a more open trade environment, Florida should be able to take advantage of its unique geographic location and its well-established ties with many regional economies in Latin America.

MARKET OUTLOOK
The recent rise in interest rates has created buying opportunities and we believe that we can seek to achieve a high level of tax-exempt income, consistent with

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2                                       1999 Semi-Annual Report To Shareholders
prudent investing and close attention to credit quality. Yields on municipal securities have risen quite substantially, and the long end of the yield curve continues to favor municipal bonds.

Over the long term, we are bullish on municipal bonds. And while we continue to identify many opportunities in the municipal bond market, we do anticipate some price erosion in the near-term as a result of increasing interest rates. However, we believe that the Federal Reserve Board's tightening of monetary policy (25 basis points on June 30, 1999 and 25 basis points on August 24, 1999 and an indication to tighten announced on October 5, 1999), along with the increase in bond yields, may moderate U.S. economic activity in 2000. Moreover, if the U.S. stock market were to experience a correction, bond markets could recover despite recent difficulties.

The supply of municipal bonds could become lower as January 1, 2000 approaches. Amid heavy issuance recently, supply has become so great that many prices have declined to their annual lows. These larger volumes have in turn resulted in lower prices and higher yields. Yet, these conditions can change soon as the market experiences its typical light winter issuance and investors keep out of the markets amidst concerns regarding Year 2000 issues. New issue volume over the past 15 years has fallen by an average of 33% in January and February from November and December.

In our opinion, the bolstered yields resulting from Year 2000 concerns and supply pressures is already reaching levels where investors should consider beginning putting their cash to work. Against the current economic backdrop, we believe that yields have peaked, and that the best opportunities may lie in spread products such as municipal issues.

Looking ahead, we believe that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Recent economic conditions have created opportunities for municipal securities to catch up with U.S. Treasuries, and we continue to see good value at the long end of the market.

Thank you for investing in the Smith Barney Muni Funds - Florida Portfolio. We look forward to helping you pursue your financial goals.

Sincerely,



/s/ Heath B. McLendon                       /s/ Peter M. Coffey
Heath B. McLendon                           Peter M. Coffey
Chairman                                    Vice President

October 12, 1999

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Smith Barney Muni Funds                                                       3

HISTORICAL PERFORMANCE -- Class A Shares

                        Net Asset Value
--------------------------------------------------------------------------------
                     Beginning    End of     Income    Capital Gain     Total
Period Ended         of Period    Period    Dividends  Distributions  Returns(1)
--------------------------------------------------------------------------------
9/30/99               $13.70      $12.87        $0.34       $0.00       (3.60)%+
--------------------------------------------------------------------------------
3/31/99                13.74       13.70         0.70        0.09        5.56
--------------------------------------------------------------------------------
3/31/98                13.16       13.74         0.73        0.13       11.15
--------------------------------------------------------------------------------
3/31/97                13.24       13.16         0.73        0.05        5.44
--------------------------------------------------------------------------------
3/31/96                12.89       13.24         0.74        0.00        8.65
--------------------------------------------------------------------------------
3/31/95                12.82       12.89         0.76        0.00        6.77
--------------------------------------------------------------------------------
3/31/94                13.21       12.82         0.77        0.00        2.75
--------------------------------------------------------------------------------
3/31/93                12.32       13.21         0.80        0.01       14.21
--------------------------------------------------------------------------------
Inception* - 3/31/92   12.00       12.32         0.70        0.00        8.70+
================================================================================
Total                                           $6.27       $0.28
================================================================================

HISTORICAL PERFORMANCE -- Class B Shares
                       Net Asset Value
                     --------------------
                     Beginning    End of     Income    Capital Gain    Total
Period Ended         of Period    Period    Dividends  Distributions  Returns(1)
================================================================================
9/30/99               $13.69      $12.86        $0.31       $0.00       (3.86)%+
--------------------------------------------------------------------------------
3/31/99                13.73       13.69         0.63        0.09        5.01
--------------------------------------------------------------------------------
3/31/98                13.14       13.73         0.65        0.13       10.59
--------------------------------------------------------------------------------
3/31/97                13.23       13.14         0.68        0.05        4.91
--------------------------------------------------------------------------------
3/31/96                12.89       13.23         0.69        0.00        8.09
--------------------------------------------------------------------------------
Inception* - 3/31/95   11.91       12.89         0.29        0.00       10.77+
================================================================================
Total                                           $3.25       $0.27
================================================================================


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4                                       1999 Semi-Annual Report To Shareholders

HISTORICAL PERFORMANCE -- Class L Shares

                       Net Asset Value
                     ------------------
                     Beginning      End       Income    Capital Gain   Total
Period Ended         of Period  of Period    Dividends  Distributions Returns(1)
================================================================================
9/30/99               $13.69      $12.86        $0.30       $0.00       (3.89)%+
--------------------------------------------------------------------------------
3/31/99                13.74       13.69         0.62        0.09        4.87
--------------------------------------------------------------------------------
3/31/98                13.14       13.74         0.63        0.13       10.51
--------------------------------------------------------------------------------
3/31/97                13.22       13.14         0.67        0.05        4.94
--------------------------------------------------------------------------------
3/31/96                12.89       13.22         0.68        0.00        7.96
--------------------------------------------------------------------------------
3/31/95                12.81       12.89         0.67        0.00        6.12
--------------------------------------------------------------------------------
3/31/94                13.20       12.81         0.68        0.00        2.05
--------------------------------------------------------------------------------
Inception* - 3/31/93   12.86       13.20         0.18        0.00        4.05+
================================================================================
Total                                           $4.43       $0.27
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.

AVERAGE ANNUAL TOTAL RETURNS

                                                  Without Sales Charges(1)
                                               --------------------------------
                                               Class A     Class B     Class L
===============================================================================
Six Months Ended 9/30/99+                       (3.60)%    (3.86)%     (3.89)%
--------------------------------------------------------------------------------
Year Ended 9/30/99                              (2.73)     (3.23)      (3.37)
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                         6.39        N/A        5.78
--------------------------------------------------------------------------------
Inception* through 9/30/99                       6.91       7.19        5.36
================================================================================

                                                    With Sales Charges(2)
                                             ----------------------------------
                                               Class A     Class B     Class L
================================================================================
Six Months Ended 9/30/99+                       (7.45)%    (8.09)%     (5.80)%
--------------------------------------------------------------------------------
Year Ended 9/30/99                              (6.59)     (7.36)      (5.23)
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                         5.52        N/A        5.56
--------------------------------------------------------------------------------
Inception* through 9/30/99                       6.40       7.03        5.21
================================================================================

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Smith Barney Muni Funds                                                       5

CUMULATIVE TOTAL RETURNS

                                                        Without Sales Charges(1)
================================================================================
Class A (Inception* through 9/30/99)                                76.46%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/99)                                40.25
--------------------------------------------------------------------------------
Class L (Inception* through 9/30/99)                                42.20
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

* Inception dates for Class A, B and L shares are April 2, 1991, November 16, 1994 and January 5, 1993, respectively.

+ Total return is not annualized, as it may not be representative of the total return for the year.

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6                                       1999 Semi-Annual Report To Shareholders

HISTORICAL PERFORMANCE (UNAUDITED)


                GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF
                           THE FLORIDA PORTFOLIO VS.
                     LEHMAN BROTHERS MUNICIPAL BOND INDEX+
--------------------------------------------------------------------------------
                          April 1991 -- September 1999

LINE CHART:

             Lehman Brothers Municipal Bond Index  Florida Portfolio
4/2/91       10000                                  9600
  3/92       10999                                 10410
  3/93       12376                                 11859
  3/94       12663                                 12158
  3/95       14605                                 12963
  3/96       14746                                 14084
  3/97       15548                                 14850
  3/98       17214                                 16507
  3/99       18281                                 17425
9/30/99      17887                                 16797

  + Hypothetical illustration of $10,000 invested in Class A shares at inception on April 2, 1991, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 1999. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. The index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

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Smith Barney Muni Funds                                                      7

SCHEDULE OF INVESTMENTS (UNAUDITED)                           SEPTEMBER 30, 1999

FACE
AMOUNT         RATING(A)   SECURITY
VALUE
================================================================================
==========================
EDUCATION -- 2.8%
$ 1,000,000    AAA         Dade County School Board, Series C, FSA-Insured,
                              5.000% due 8/1/17
$  922,500
  1,530,000    AAA         Florida State Board Regent Housing Revenue,
                              University of Florida, MBIA-Insured,
                              4.500% due 7/1/19
1,279,462
  1,020,000    AA          Hillsborough County Educational Facilities Authority
                              Revenue, (University of Tampa Project),
                              5.000% due 12/1/18
920,550
                           Volusia County Educational Facilities Authority
Revenue,
                              Embry-Riddle Aeronautical University:
  2,875,000    Baa2*            Series A, 6.125% due 10/15/16
2,914,531
    150,000    AAA              Unrefunded Balance, CONNIE LEE-Insured,
                                  6.500% due 10/15/15
160,313
--------------------------------------------------------------------------------
--------------------------

6,197,356
--------------------------------------------------------------------------------
--------------------------
ESCROWED TO MATURITY(B) -- 4.8%
    210,000    AAA         Altamonte Springs Health Facilities Authority
                              Hospital Revenue, Adventist Health System,
                              13.000% due 10/1/01
229,950
    860,000    AAA         Bradford County Health Facilities Authority Revenue,
                              (Santa Fe Health Care Facilities Project),
                              6.050% due 11/15/16
897,625
    250,000    AAA         Cape Coral Health Facilities Authority Hospital
Revenue,
                              (Cape Coral Medical Center Project),
                              8.125% due 11/1/08
275,937
  3,000,000    AAA         Escambia County HFA, Multi-Family Housing Revenue,
                              Genesis Healthcare, Principal Custodial Receipts,
                              Series A, FGIC-Insured, zero coupon due 10/15/18
1,016,250
  2,015,000    AAA         Gainesville Utility System Revenue, 8.125% due
10/1/14                2,420,519
    365,000    AAA         Lee County Justice Center Complex Inc., Improvement
                              Revenue, Series A, MBIA-Insured,
                              11.125% due 1/1/11
492,294
    495,000    AAA         Orange County Health Facility Authority Revenue,
                              Southern Adventist Hospital, 8.750% due 10/1/09
579,769
    990,000    AAA         Palm Beach County Health Facilities Authority
Revenue,
                              (John F. Kennedy Memorial Hospital Inc. Project),
                              Series C, 9.500% due 8/1/13
1,247,400
  1,005,000    AAA         Palm Beach County Solid Waste Authority Revenue,
                              MBIA-Insured, 10.000% due 12/1/04
1,159,519
  2,000,000    AAA         Port Everglades Authority Port Improvement,
                              7.125% due 11/1/16
2,330,000
--------------------------------------------------------------------------------
--------------------------

10,649,263
--------------------------------------------------------------------------------
--------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.



-------------------------------------------------------------------------------
8                                       1999 Semi-Annual Report To Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 1999


FACE
AMOUNT         RATING(A)   SECURITY
VALUE
================================================================================
==========================

FINANCE -- 1.4%
$   485,000    AA+         Florida State Board of Education Capital Outlay,
                              Unrefunded Balance, Series A, 7.250% due 6/1/23
$  505,680
    500,000    AAA         Gulf Breeze Local Government Revenue, FGIC-Insured,
                              7.750% due 12/1/15
512,705
  1,000,000    AA          St. Lucie County Special Assessment, South
                              Hutchinson Island, Asset Guaranteed,
                              6.200% due 11/1/25
1,098,750
  1,000,000    NR          Virgin Island Public Finance Authority Revenue,
                              Series E, 5.750% due 10/1/13
976,250
--------------------------------------------------------------------------------
--------------------------

3,093,385
--------------------------------------------------------------------------------
--------------------------
GENERAL OBLIGATION -- 1.8%
    500,000    NR          Brevard County Tourist Development Tax Revenue,
                              4th Century Marlins Spring, 6.875% due 3/1/13
520,625
  1,000,000    AA+         Florida State Broward County, 10.000% due 7/1/14
1,426,250
                           Puerto Rico Commonwealth, Public Improvement:
  2,000,000    AAA            AMBAC-Insured, 4.500% due 7/1/23
1,650,000
  1,000,000    A              Capital Appreciation, zero coupon due 7/1/14
441,250
--------------------------------------------------------------------------------
--------------------------

4,038,125
--------------------------------------------------------------------------------
--------------------------
HOSPITAL -- 16.1%
                           Escambia County Health Facilities Authority Revenue:
  2,500,000    BBB-++         Azalea Trace Inc. Project, 6.100% due 1/1/19
2,456,250
    310,000    BBB+           Unrefunded Balance, Baptist Hospital,
                                6.750% due 10/1/14
333,637
  1,000,000    A           Halifax Hospital Medical Center, Florida Health Care
                              Facilities Revenue, Halifax Management System,
                              Series A, ACA-Insured, 5.200% due 4/1/18
927,500
  2,000,000    A-          Highlands County Health Facilities Authority Revenue,
                              Adventist Health System, 5.250% due 11/15/20
1,787,500
                           Jacksonville Health Facilities Authority, Hospital
Revenue:
                              National Benevolent Association, IDR, Cypress Hill
                                Village Program:
    750,000    Baa2*              6.400% due 12/1/16
771,563
  1,000,000    Baa2*              Series A, 6.250% due 12/1/26
1,018,750
  2,000,000    AA+            St. Luke's Hospital Association Project,
                                7.125% due 11/15/20
2,125,000
    260,000    AAA            St. Vincent's Medical Center, 9.125% due 1/1/03
281,125
    310,000    AAA            University Medical Center Inc. Project, CONNIE
                                LEE-Insured, 6.600% due 2/1/21
325,500
                           Lee County Hospital Board of Directors, Hospital
Revenue,
                              MBIA-Insured, Regular Linked SAVRS & RIBS:
  1,000,000    AAA              8.269% due 3/26/20 (c)
1,072,500
  1,000,000    AAA              9.671% due 4/1/20 (c)
1,110,000

                       SEE NOTES TO FINANCIAL STATEMENTS.



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Smith Barney Muni Funds                                                      9



SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 1999

FACE
AMOUNT         RATING(A)   SECURITY
VALUE
================================================================================
==========================
HOSPITAL -- 16.1% (CONTINUED)
                           Miami Beach Health Facilities Authority Hospital
                              Revenue:
$ 1,100,000    BBB              Mt. Sinai Medical Center Project,
                                  5.375% due 11/15/28
$  950,125
  2,000,000    A                South Shore Hospital, Series A, ACA-Insured,
                                  5.250% due 8/1/13
1,970,000
                           Orange County Health Facilities Authority,
                              Hospital Revenue Bonds:
                                Adventist Health Systems, FSA-Insured:
  1,500,000    AAA                FLAIRS, 6.600% due 11/15/07 (c)
1,567,500
  1,000,000    AAA                Sunbelt Inc. Project, Series B,
                                    6.750% due 11/15/21
1,057,500
  1,100,000    AA               Mayflower Retirement Center Project, Asset
                                  Guaranteed, 5.250% due 6/1/19
1,042,250
  1,000,000    AAA              MBIA-Insured, 8.746% due 10/29/21 (c)
1,128,750
  2,000,000    A2*              Orlando Regional Healthcare System, Series E,
                                  6.000% due 10/1/26
1,972,500
    605,000    BB+         Pinellas County Health Facilities Authority, Sun
Coast
                              Health System Revenue, Sun Coast Hospital
                              Guaranteed, Series A, 8.500% due 3/1/20
622,388
  6,745,000    AAA         Sarasota County Public Hospital Board Revenue,
                              Sarasota Memorial Hospital, Series B, MBIA-
Insured,
                              5.250% due 7/1/24
6,298,144
  2,000,000    A2*         South Lake County Hospital District Revenue, South
                              Lake Hospital Inc., Orlando Regional Healthcare,
                              6.000% due 10/1/22
2,010,000
  1,740,000    A           Suwannee County Health Care Facilities Revenue,
                              Advent Christian Village Inc., ACA-Insured,
                              5.250% due 4/1/19
1,605,150
  4,000,000    AAA         Tampa Revenue Health Systems, Catholic Health,
                              Series A-1, 4.875% due 11/15/18
3,570,000
--------------------------------------------------------------------------------
--------------------------

36,003,632
--------------------------------------------------------------------------------
--------------------------
HOUSING: MULTI-FAMILY -- 9.9%
    375,000    AAA         Clearwater Multi-Family Housing Revenue, (Drew
Gardens
                              Project), Series A, FHA-Insured, 6.500% due
10/1/25                  385,781
                           Dade County HFA, Multi-Family
                           Mortgage Revenue:
  1,085,000    AAA            Antigue Club Apartments, Series A-1, AMBAC-
Insured,
                                6.750% due 8/1/14 (d)
1,137,894
  1,000,000    NR             Golden Lakes Apartments Project,
                                6.050% due 11/1/39 (d)
1,002,500
  1,500,000    AAA            Mariner Club Apartments, Series K-1,
                                6.375% due 9/1/36 (d)
1,556,250
  3,000,000    A              Sr. Lien, Series I-1, 6.625% due 7/1/28 (d)
3,146,250

                       SEE NOTES TO FINANCIAL STATEMENTS.


-------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report To Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 1999

FACE
AMOUNT         RATING(A)   SECURITY
VALUE
================================================================================
==========================
HOUSING: MULTI-FAMILY -- 9.9% (CONTINUED)
$ 3,000,000    AAA            Stoddert Arms Apartments, Series O,
                                AMBAC-Insured, 6.300% due 9/1/36 (d)
$ 3,097,500
  1,000,000    AAA            Turtle Creek Apartments, Series C-1, AMBAC-
Insured,
                                6.200% due 5/1/36 (d)
1,026,250
  1,000,000    BBB+           The Vineyards Project, Series H, 6.500% due
11/1/25                1,027,500
  2,355,000    AAA         Dade County IDR, Susanna Wesley Health Center,
                              Series A, FHA-Insured, 6.625% due 7/1/30
2,472,750
                           Florida HFA:
  1,000,000    AAA            Crossings Indian Run Apartments, Series V,
                                AMBAC-Insured, 6.200% due 12/1/36 (d)
1,025,000
  2,000,000    AAA            Glen Oaks Apartment Projects, FNMA-Collateralized,
                                5.900% due 2/1/30 (d)
2,002,500
  1,000,000    AAA         Oceanside Housing Development Corp., Multi-Family
                              Mortgage Revenue, FHA-Insured, 6.875% due 2/1/20
1,030,000
  1,000,000    A3*         Orange County HFA, Multi-Family Revenue,
                              (Loma Vista Project), Series G, 5.500% due 3/1/32
(d)                923,750
  1,300,000    A           Pasco County HFA, Multi-Family Revenue, (Pasco Woods
                              Apartments Project), Series A, 5.700% due 8/1/19
(d)               1,262,625
  1,095,000    AAA         Southwest Housing Development Corp., Multi-Family
                              Housing Mortgage Revenue Refunding, FHA-Insured,
                              6.875% due 2/1/20
1,123,744
--------------------------------------------------------------------------------
--------------------------

22,220,294
--------------------------------------------------------------------------------
--------------------------
HOUSING: SINGLE-FAMILY -- 7.6%
                           Brevard County HFA, Single-Family Mortgage Revenue:
    460,000    Aaa*           GNMA-Collateralized, 6.600% due 9/1/16 (d)
474,375
    900,000    Aaa*           GNMA/FNMA-Collateralized, 6.400% due 9/1/23 (d)
923,625
                           Broward County HFA, Single-Family Mortgage Revenue:
    400,000    Aa2*           Capital Appreciation, zero coupon due 4/1/14
92,500
                              GNMA/FNMA-Collateralized:
    610,000    Aaa*             6.650% due 8/1/21 (d)
631,350
    750,000    Aaa*             Series A, 6.200% due 4/1/30 (d)
762,187
                           Dade County HFA, Single-Family Mortgage Revenue,
                              GNMA/FNMA-Collateralized:
  1,500,000    AAA              6.700% due 4/1/28 (d)
1,554,375
    305,000    Aaa*             Series B, 7.250% due 9/1/23 (d)
315,294
     30,000    Aaa*             Series E, 7.000% due 3/1/24
30,975
                           Duval County HFA, Single-Family Mortgage Revenue,
                              GNMA-Collateralized:
     75,000    AAA              8.000% due 6/1/00 (d)
75,519
    580,000    Aaa*             6.700% due 10/1/26 (d)
602,475

                       SEE NOTES TO FINANCIAL STATEMENTS.


-------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      11


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 1999

FACE
AMOUNT         RATING(A)   SECURITY
VALUE
================================================================================
==========================


HOUSING: SINGLE-FAMILY -- 7.6% (CONTINUED)
                           Escambia County HFA, Single-Family Mortgage Revenue:
$ 1,400,000    Aaa*           Multi-County Program, Series A, GNMA/FNMA-
                                Collateralized, 6.100% due 4/1/30 (d)
$ 1,415,750
    130,000    Aaa*           Series A, GNMA-Collateralized, 7.800% due 4/1/22
(d)                 134,615
                           Florida HFA:
     85,000    Aaa*           Home Ownership Revenue, Series G-1, GNMA-
                                Collateralized, 7.800% due 9/1/10 (d)
87,720
    420,000    AA             Homeowner Mortgage, Series 2, 6.350% due 7/1/28
(d)                  431,025
  1,070,000    AAA            Single-Family Mortgage, Series B, GNMA/FNMA-
                                Collateralized, 6.650% due 7/1/26 (d)
1,103,437
  2,400,000    A              Sunset Place, Series K-1, 6.000% due 10/1/19
2,394,000
  1,000,000    AAA         Hialeah Housing Authority Revenue, Affordable Housing
                              Program, GNMA-Collateralized, 5.300% due 12/20/18
957,500
    310,000    Aa1*        Hillsborough County HFA, Single-Family Mortgage
                              Revenue, Series A, GNMA-Collateralized,
                              7.700% due 4/1/23 (d)
320,462
    615,000    AAA         Leon County HFA, Single-Family Mortgage Revenue,
                              Multi-County Program, Series B, GNMA/FHLMC-
                              Collateralized, 7.300% due 1/1/28 (d)
667,275
                           Orange County HFA, Single-Family Mortgage Revenue,
                              GNMA/FNMA Mortgage Backed Securities Program:
    755,000    AAA              6.750% due 10/1/18 (d)
786,144
  1,180,000    AAA              Series A, 6.300% due 4/1/28 (d)
1,205,075
    345,000    Aa1*        Palm Beach HFA, Single-Family Mortgage Power
                              Revenue, Series A, GNMA-Collateralized,
                              7.875% due 4/1/23 (d)
346,725
  1,310,000    Aaa*        Pinnellas County HFA, Single-Family Mortgage Revenue,
                              GNMA/FNMA-Collateralized, 6.550% due 8/1/27 (d)
1,347,663
    380,000    AAA         Virgin Islands HFA, Single-Family Mortgage Revenue,
                              Series A, GNMA-Collateralized, 6.500% due 3/1/25
(d)                 391,875
--------------------------------------------------------------------------------
--------------------------

17,051,941
--------------------------------------------------------------------------------
--------------------------
INDUSTRIAL DEVELOPMENT -- 3.9%
  1,775,000    NR          Homestead IDR, Community Rehabilitation Providers
                              Program, Series A, 7.950% due 11/1/18
1,877,063
  1,000,000    BBB-        Lee County IDA Health Care Facilities Revenue,
                              (Shell Point Village Project), Series A,
                              5.500% due 11/15/21
892,500
  1,500,000    BBB-        Martin County IDA, Indiantown, (Cogeneration
Project),
                              7.875% due 12/15/25 (d)
1,537,500
    500,000    NR          Northern Palm Beach County Water Control District,
                              Unit Development No. 31, Program 1,
                              6.750% due 11/1/07
523,750

                       SEE NOTES TO FINANCIAL STATEMENTS.



-------------------------------------------------------------------------------
12                                      1999 Semi-Annual Report To Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 1999

FACE
AMOUNT         RATING(A)   SECURITY
VALUE
================================================================================
==========================

INDUSTRIAL DEVELOPMENT -- 3.9% (CONTINUED)
                           Osceola County IDA Revenue, (Community Provider
                              Pooled Loan Program), Series A, FSA-Insured:
$   400,000    AAA              7.500% due 7/1/02
$  418,400
    799,000    AAA              7.750% due 7/1/10
836,289
  1,000,000    AAA         St. Johns County IDA, IDR, Series A, 5.500% due
3/1/17                  986,250
                           Tampa Sports Authority Revenue, (Tampa Bay Arena
                              Project), MBIA-Insured:
    500,000    AAA              6.050% due 10/1/20
524,375
  1,000,000    AAA              6.100% due 10/1/26
1,057,500
--------------------------------------------------------------------------------
--------------------------

8,653,627
--------------------------------------------------------------------------------
--------------------------
MISCELLANEOUS -- 8.1%
                           Boca Raton Community Redevelopment Agency Tax
                              Increment Revenue, Capital Appreciation, (Mizner
                              Park Project), FSA-Insured:
  2,100,000    AAA              Zero coupon due 12/1/18
703,500
  1,200,000    AAA              Zero coupon due 3/1/27
447,000
  1,000,000    AAA         Dade County Aviation Facilities Revenue, Series B,
                              MBIA-Insured, 6.600% due 10/1/22 (d)
1,060,000
  3,500,000    NR          Dade County IDR, (Miami Cerebral Palsy Services
                              Project), 8.000% due 6/1/22
3,670,625
  5,000,000    AAA         Dade County Special Obligation, Series B,
                              AMBAC-Insured, Capital Appreciation,
                              zero coupon due 10/1/16
2,006,250
    750,000    AAA         Florida State Department of Corrections, COP,
                              Okeechobee Correctional, AMBAC-Insured,
                              6.250% due 3/1/15
798,750
  2,700,000    AAA         Gulf Breeze Capital Funding, Series B, MBIA-Insured,
                              4.500% due 10/1/27
2,166,750
    500,000    BBB-        Hillsborough County Aviation Authority, Special
Purpose,
                              (Delta Airlines Project), 6.800% due 1/1/24
518,125
  1,200,000    AAA         North Springs Improvement District, MBIA-Insured,
                              7.000% due 10/1/09
1,395,000
  1,000,000    NR          Orlando Special Assessment Revenue, (Conroy
                              Interchange Project), Series A, 5.500% due 5/1/10
973,750
  2,500,000    AAA         Port Palm Beach District Revenue, Series A,
                              MBIA-Insured, Capital Appreciation,
                              zero coupon due 9/1/21
696,875
  1,200,000    BBB         Puerto Rico Housing Bank & Finance Agency,
                              7.500% due 12/1/06
1,336,500
    500,000    NR          Tampa Revenue (Florida Aquarium Inc. Project),
                              7.750% due 5/1/27
550,625
  1,000,000    AAA         Village Center Community Development District No. 2,
                              Florida Special Assessment Revenue,
                              MBIA-Insured, 5.200% due 5/1/19
947,500

                       SEE NOTES TO FINANCIAL STATEMENTS.


-------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      13


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 1999

FACE
AMOUNT         RATING(A)   SECURITY
VALUE
================================================================================
==========================
MISCELLANEOUS -- 8.1% (CONTINUED)
$ 1,000,000    BBB-        Virgin Islands Public Finance Authority Revenue,
                              Sr. Lien, Series A, 5.500% due 10/1/18
$  948,750
--------------------------------------------------------------------------------
--------------------------

18,220,000
--------------------------------------------------------------------------------
--------------------------
NURSING HOME -- 2.4%
  1,000,000    Aa3*        Broward County Health Facilities Authority Revenue
                              Refunding, Broward County Nursing Home, LOC 91,
                              Allied Irish Banks Ltd., 7.500% due 8/15/20
1,060,000
  3,500,000    A-          Palm Beach County Health Facilities Authority
Revenue,
                              Retirement Community, 5.625% due 11/15/20
3,311,875
  1,000,000    AA          Volusia County Health Facilities Authority Revenue,
                              (John Knox Projects), Series A, Asset Guaranteed,
                              6.000% due 6/1/17
1,022,500
--------------------------------------------------------------------------------
--------------------------

5,394,375
--------------------------------------------------------------------------------
--------------------------
POLLUTION CONTROL -- 6.5%
  2,190,000    A+          Broward County Resource Recovery Revenue,
                              Broward Waste Energy, 7.950% due 12/1/08
2,266,212
  2,000,000    A+          Citrus County PCR, Florida Power Corp., (Crystal
River
                              Project), Series A, 6.625% due 1/1/27
2,107,500
                           Escambia County PCR, (Champion International
                              Corp. Project):
    500,000    Baa1*            6.950% due 11/1/07
530,625
  3,500,000    Baa1*            6.900% due 8/1/22 (d)
3,727,500
    500,000    A+          Jacksonville Sewer & Solid Waste Disposal Facilities
                              Revenue, (Anheuser-Busch Project),
                              5.875% due 2/1/36 (d)
493,125
    705,000    AAA         Lee County Solid Waste Revenue, MBIA-Insured,
                              7.000% due 10/1/11 (d)
749,944
    100,000    VMIG 1*     Manatee County PCR, (Florida Power & Light Co.
                              Project), 3.350% due 9/1/24 (e)
100,000
    400,000    VMIG 1*     Martin County PCR, (Florida Power & Light Co.
Project),
                              3.350% due 9/1/24 (e)
400,000
  1,000,000    Aa3*        Pinellas County PCR, Florida Power Corp., (Anclot &
                              Bartlow Plants Project), 7.200% due 12/1/14
1,057,500
  1,390,000    Baa2*       Putnam County Development Authority PCR, Georgia
                              Pacific Corp. 1984, 7.000% due 12/1/05
1,485,563
  1,500,000    AA-         St. Lucie County Solid Waste Disposal Revenue,
                              (Florida Power & Light Co. Project),
                              7.150% due 2/1/23 (d)
1,576,875
--------------------------------------------------------------------------------
--------------------------

14,494,844
--------------------------------------------------------------------------------
--------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.



-------------------------------------------------------------------------------
14                                      1999 Semi-Annual Report To Shareholders

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 1999

FACE
AMOUNT         RATING(A)   SECURITY
VALUE
================================================================================
==========================
PRE-REFUNDED(F) -- 3.5%
                           Alachua County Health Facilities Authority Revenue,
                              (Santa Fe Healthcare Facilities Project),
                              (Call 11/15/00 @ 102):
$   125,000    AAA              6.875% due 11/15/02
$  130,312
  1,000,000    AAA              7.600% due 11/15/13
1,060,000
  1,500,000    Aaa*        Bay County Hospital Revenue, (Bay Medical Center
Project),
                              (Call 10/1/04 @ 102), 8.000% due 10/1/12
1,710,000
  1,375,000    AAA         Escambia County Health Facilities Authority, Baptist
                              Hospital, (Call 10/1/03 @ 102), 6.750% due 10/1/14
1,503,906
  1,000,000    AAA         Miami Sports & Exhibition Authority Special
Obligation
                              Refunding, FGIC-Insured, (Call 4/1/00 @ 102),
                              7.200% due 10/1/20
1,036,740
    835,000    AAA         Pinellas County Health Facilities Authority, Sun
Coast
                              Health System Revenue, Series A, Sun Coast
                              Hospital Guaranteed, (Call 3/1/00 @ 102),
                              8.500% due 3/1/20
867,582
  1,000,000    AAA         South Broward, Hospital District Revenue
                              Bonds, Series 1991C, RIBS, AMBAC-Insured, (Call
                              5/1/01 @ 104),
                              9.247% due 5/13/21
1,113,750
    350,000    AAA         Volusia County Educational Facility Authority
Revenue,
                              Embry-Riddle Aeronautical University,
                              CONNIE LEE-Insured, (Call 10/15/02 @ 102),
                              6.500% due 10/15/15
378,875
--------------------------------------------------------------------------------
--------------------------

7,801,165
--------------------------------------------------------------------------------
--------------------------
PUBLIC FACILITIES -- 1.0%
  1,000,000    BBB         Miami Beach Redevelopment Agency Tax Increment
                              Revenue, City Center-Historic Convention, Series
B,
                              6.350% due 12/1/22
1,016,250
  1,185,000    A           Puerto Rico Public Buildings Authority Revenue,
                              Series L, 5.500% due 7/1/21
1,159,819
--------------------------------------------------------------------------------
--------------------------

2,176,069
--------------------------------------------------------------------------------
--------------------------
TRANSPORTATION -- 16.4%
  5,000,000    AAA         Broward County Airport System Revenue Passenger
                              Facility, AMBAC-Insured, 4.750% due 10/1/23
4,250,000
  2,000,000    AAA         Dade County Aviation Revenue, Series C, MBIA-Insured,
                              5.250% due 10/1/17 (d)
1,887,500
                           Florida Ports Financing Community Revenue:
  4,185,000    AAA            5.750% due 10/1/14 (d)
4,237,312
  2,000,000    AAA            FGIC-Insured, 5.500% due 10/1/29 (d)
1,895,000
  2,895,000    AAA         Florida State Mid-Bay Bridge Authority Revenue,
                              Series A, AMBAC-Insured, zero coupon due 10/1/19
911,925

                       SEE NOTES TO FINANCIAL STATEMENTS.


-------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      15

SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 1999

FACE
AMOUNT         RATING(A)   SECURITY
VALUE
================================================================================
==========================
TRANSPORTATION -- 16.4% (CONTINUED)
$ 2,000,000    AAA         Florida State Turnpike Authority Revenue, Department
                              of Transportation, Series A, FGIC-Insured,
                              4.500% due 7/1/27
$ 1,605,000
                           Guam Airport Authority Revenue:
    750,000    BBB            Series A, 6.500% due 10/1/23
790,313
  1,000,000    BBB            Series B, 6.600% due 10/1/10 (d)
1,061,250
  1,000,000    AAA         Hillsborough County Aviation Authority Revenue, Tampa
                              International Airport, Series A, FGIC-Insured,
                              6.000% due 10/1/23 (d)
1,033,750
  1,500,000    AA          Ocean Highway and Port Authority, Nassau County,
                              Adjustable Demand Revenue Bonds,
                              Series 1990, LOC ABN AMRO Bank NV,
                              6.250% mandatory tender 12/1/02 (d)
1,580,625
                           Puerto Rico Commonwealth Highway & Transportation
                              Authority Revenue:
  6,000,000    A                Series A, 4.750% due 7/1/38
4,920,000
  2,000,000    A                Series Y, 5.000% due 7/1/36
1,747,500
                           Sanford Airport Authority IDR, (Central Florida
                              Terminals Inc. Project):
                                Series A:
  1,000,000    NR                 7.500% due 5/1/15 (d)
1,065,000
  2,000,000    NR                 7.750% due 5/1/21 (d)
2,147,500
    645,000    NR               Series C, 7.500% due 5/1/21 (d)
686,119
                           Santa Rosa Bay Bridge Authority Revenue:
  3,500,000    BBB-           6.250% due 7/1/28
3,587,500
  5,000,000    BBB-           Capital Appreciation, zero coupon due 7/1/17
1,725,000
  1,355,000    AAA         Volusia County Airport System Revenue, Daytona
                              Beach Regional Airport, MBIA-Insured,
                              7.000% due 10/1/21 (d)
1,412,520
--------------------------------------------------------------------------------
--------------------------

36,543,814
--------------------------------------------------------------------------------
--------------------------
UTILITIES -- 8.3%
  3,905,000    Aaa*        Escambia County Utilities Authority Sanitation System
                              Revenue Refunding & Improvement, FSA-Insured,
                              4.500% due 1/1/22
3,221,625
  3,000,000    AAA         Escambia County Utility System Authority Revenue
                              Bonds, Series B, FGIC-Insured, 6.250% due 1/1/15
3,273,750
  2,000,000    Aaa*        Fort Meyers Utility Revenue Refunding, Series A,
                              FGIC-Insured, 5.500% due 10/1/19
1,945,000
  1,350,000    BBB         Guam Power Authority Revenue, Series A,
                              6.750% due 10/1/24
1,512,000
    930,000    A3*         Hillsborough County Utilities Revenue Refunding &
                              Improvement, 7.000% due 8/1/14
975,337
  1,000,000    AAA         Lakeland Electric & Water Revenue Refunding,
                              Series B, FSA-Insured, 6.050% due 10/1/14
1,072,500

                       SEE NOTES TO FINANCIAL STATEMENTS.



-------------------------------------------------------------------------------
16                                      1999 Semi-Annual Report To Shareholders


SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
SEPTEMBER 30, 1999

FACE
AMOUNT         RATING(A)   SECURITY
VALUE
================================================================================
==========================
UTILITIES -- 8.3% (CONTINUED)
$ 1,240,000    AAA         Puerto Rico Electric Power Authority Revenue
Refunding,
                              Series EE, MBIA-Insured, 4.500% due 7/1/18
$ 1,060,200
  3,000,000    AAA         Sunrise Utility System Revenue Refunding,
                              AMBAC-Insured, 5.200% due 10/1/22
2,797,500
                           Tampa Bay Water Utility System Revenue, FGIC-Insured:
  1,000,000    AAA            5.500% due 10/1/18
981,250
  1,750,000    AAA            6.000% due 10/1/24
1,798,125
--------------------------------------------------------------------------------
--------------------------

18,637,287
--------------------------------------------------------------------------------
--------------------------
WATER & SEWER -- 5.5%
  1,075,000    AAA         Enterprise Commmunity Development District Water &
                              Sewer Revenue, MBIA-Insured, 5.750% due 5/1/17
1,089,781
  3,000,000    AAA         Lee County Water & Sewer Revenue, Series A,
                              AMBAC-Insured, 4.750% due 10/1/23
2,550,000
  1,700,000    AAA         Miami-Dade County Water & Sewer Revenue, Series A,
                              5.000% due 10/1/29
1,498,125
    640,000    AAA         Miramar Wastewater Improvement Authority,
                              FGIC-Insured, 6.750% due 10/1/16
711,200
  2,000,000    AAA         Seminole County Water & Sewer Refunding &
                              Improvement, MBIA-Insured, 6.000% due 10/1/12
2,152,500
  1,295,000    AAA         St. Lucie County Holiday Pines Water & Wastewater
                              System Revenue, MBIA-Insured, 5.125% due 10/1/21
1,202,731
  3,400,000    AAA         St. Lucie West Services District Special Assessment
                              Revenue, MBIA-Insured, Water Management Benefit,
                              Series A, 5.250% due 5/1/25
3,183,250
--------------------------------------------------------------------------------
--------------------------

12,387,587
--------------------------------------------------------------------------------
--------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $221,293,298**)
$223,562,764
================================================================================
==========================

(a) All ratings are by Standard & Poor's Ratings Service, except that those which are identified by an asterisk (*) are rated by Moody's Investors
     Service, Inc. and those identified by a double dagger (++) are rated by Fitch IBCA, Inc.

(b) Bond is escrowed to maturity by U.S. government securities and is considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c) Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.

(d) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(f) Bond is escrowed by U.S. government securities and is considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is substantially the same.

See pages 18 and 19 for definition of ratings and certain security descriptions.


                       SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      17

BOND RATINGS (UNAUDITED)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's) -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA       -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A        -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB      -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB       -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.


Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest-rating within its generic category.
Aaa      -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally
            referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa       -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A        -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa      -- Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


-------------------------------------------------------------------------------
18                                      1999 Semi-Annual Report To Shareholders

Fitch IBCA, Inc. ("Fitch")-- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

AA       -- Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is very strong.
BBB      -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.
NR       -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

  SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a (+) sign.
VMIG 1   -- Moody's highest rating for issues having demand feature -- VRDO.
P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

  SECURITY DESCRIPTIONS (UNAUDITED)

ACA       -- American Capital Assurance

AIG       -- American International Guaranty
AMBAC     -- AMBAC Indemnity Corporation
CGIC      -- Capital Guaranty Insurance
              Company
CONNIE LEE-- College Construction Loan
              Insurance Association
COP       -- Certificate of Participation
FLAIRS    -- Floating Adjustable Interest Rate
              Securities
FGIC      -- Financial Guaranty Insurance
              Company
FHA       -- Federal Housing Administration
FHLMC     -- Federal Home Loan Mortgage
              Corporation
FLAIRS    -- Floating Adjustable Interest Rate
              Securities
FNMA      -- Federal National Mortgage
              Association
FSA       -- Financial Security Assurance
GEMICO    -- General Electric Mortgage
              Insurance Company
GIC       -- Guaranteed Investment Contract
GNMA      -- Government National Mortgage
              Association
GO        -- General Obligation
HFA       -- Housing Finance Authority
IDA       -- Industrial Development Agency
IDR       -- Industrial Development Revenue
INFLOS    -- Inverse Floaters
LOC       -- Letter of Credit
MBIA      -- Municipal Bond Investors
              Assurance Corporation
PCFA      -- Pollution Control Financing
              Authority
PCR       -- Pollution Control Revenue
RIBS      -- Residual Interest Bonds
SAVRS     -- Select Auction Variable Rate
              Securities
VRDD      -- Variable Rate Demand Note
VRWE      -- Variable Rate Wednesday
              Demand

-------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      19

  STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)          SEPTEMBER 30, 1999

ASSETS:
  Investments, at value (Cost-- $221,293,298)                      $223,562,764
  Interest receivable                                                 4,207,465
  Receivable for Fund shares sold                                       199,932
  Receivable for securities sold                                      7,190,945
  Other receivables                                                       7,000
-------------------------------------------------------------------------------
  TOTAL ASSETS                                                      235,168,106
-------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    9,977,553
  Payable to bank                                                     3,072,120
  Management fees payable                                                91,506
  Payable for Fund shares purchased                                      60,215
  Distribution fees payable                                              15,965
  Accrued expenses                                                       48,756
-------------------------------------------------------------------------------
  TOTAL LIABILITIES                                                  13,266,115
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $221,901,991
===============================================================================
NET ASSETS:
  Par value of shares of beneficial interest                           $ 17,247
  Capital paid in excess of par value                               222,083,100
  Undistributed net investment income                                     1,997
  Accumulated net realized loss from security transactions           (2,469,819)
  Net unrealized appreciation of investments                          2,269,466
-------------------------------------------------------------------------------
TOTAL NET ASSETS                                                   $221,901,991
===============================================================================
SHARES OUTSTANDING:
  Class A                                                            11,521,064
-------------------------------------------------------------------------------
  Class B                                                             4,772,925
-------------------------------------------------------------------------------
  Class L                                                               952,816
-------------------------------------------------------------------------------
NET ASSET VALUE:
  Class A (and redemption price)                                         $12.87
-------------------------------------------------------------------------------
  Class B *                                                              $12.86
-------------------------------------------------------------------------------
  Class L **                                                             $12.86
-------------------------------------------------------------------------------
MAXIMUM PUBLIC OFFERING PRICE PER SHARE:
  Class A (net asset value plus 4.17% of net asset value per share)      $13.41
-------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $12.99
===============================================================================

  * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.






                       SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
20                                      1999 Semi-Annual Report To Shareholders

  STATEMENT OF OPERATIONS (UNAUDITED)


  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME:
  Interest                                                         $  6,778,547
-------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                                              578,072
  Distribution fees (Note 4)                                            367,509
  Shareholder and system servicing fees                                  33,685
  Registration fees                                                      22,562
  Shareholder communications                                             11,683
  Audit and legal                                                        11,533
  Pricing service fees                                                    9,274
  Custody                                                                 5,415
  Trustees' fees                                                          2,106
  Other                                                                   5,693
-------------------------------------------------------------------------------
  TOTAL EXPENSES                                                      1,047,532
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                 5,731,015
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                              63,945,393
    Cost of securities sold                                          66,149,008
-------------------------------------------------------------------------------
  NET REALIZED LOSS                                                  (2,203,615)
-------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period                                              14,421,377
    End of period                                                     2,269,466
-------------------------------------------------------------------------------
  DECREASE IN NET UNREALIZED APPRECIATION                           (12,151,911)
-------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                                             (14,355,526)
-------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS                             $ (8,624,511)
===============================================================================








                       SEE NOTES TO FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      21

  STATEMENTS OF CHANGES IN NET ASSETS


  FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)
  AND THE YEAR ENDED MARCH 31, 1999

                                                 SEPTEMBER 30          MARCH 31
===============================================================================
OPERATIONS:
  Net investment income                          $  5,731,015      $ 10,708,737
  Net realized gain (loss)                         (2,203,615)           38,595
  Increase (decrease) in net
   unrealized appreciation                        (12,151,911)          546,213
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 (8,624,511)       11,293,545
-------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                            (5,719,640)      (10,846,361)
  Net realized gain                                        --        (1,399,430)
-------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                  (5,719,640)      (12,245,791)
-------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                 20,630,672        72,836,296
  Net asset value of shares issued for
    reinvestment of dividends                       2,464,135         5,361,998
  Cost of shares reacquired                       (24,560,447)      (50,419,969)
-------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                        (1,465,640)       27,778,325
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                 (15,809,791)       26,826,079
NET ASSETS:
  Beginning of period                             237,711,782       210,885,703
-------------------------------------------------------------------------------
  END OF PERIOD*                                 $221,901,991      $237,711,782
===============================================================================
* Includes undistributed (overdistributed)
    net investment income of:                          $1,997           $(9,378)
===============================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.



-------------------------------------------------------------------------------
22                                      1999 Semi-Annual Report To Shareholders

  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. SIGNIFICANT ACCOUNTING POLICIES

The Florida Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Funds"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund consists of this Portfolio and eight other separate investment portfolios: Georgia, Limited Term, National, New York, Pennsylvania, New York Money Market, California Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolio are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available are valued in good faith at fair market value by or under the direction of the Board of Trustees;
(d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method;
(f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security, (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal Income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1999, reclassifications were made to the Portfolio's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. In addition, a portion of overdistributed net investment income amounting to $130,174 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


-------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      23

2.  PORTFOLIO CONCENTRATION

Since the Portfolio invests primarily in obligations of issuers within Florida, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Florida.

3.  EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.  MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares of the New York Portfolio also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 1999, SSB received sales charges of approximately $147,000 and $8,000 on sales of the Portfolios' Class A and Class L shares, respectively. In addition, for the six months ended September 30, 1999, CDSCs paid to SSB or CFBDS were approximately:

                                                 CLASS A     CLASS B    CLASS L
===============================================================================
CDSCs                                            $4,000     $31,000      $2,000
===============================================================================



-------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report To Shareholders

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of average daily net assets for each respective class. The Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of those classes, respectively. For the six months ended September 30, 1999, total Distribution Plan fees incurred were:

                                                 CLASS A    CLASS B     CLASS L
===============================================================================
Distribution Plan Fees                          $116,129   $207,783     $43,597
===============================================================================

All officers and one Trustee of the Fund are employees of SSB.

5.  INVESTMENTS

During the six months ended September 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

===============================================================================
Purchases                                                           $69,368,335
-------------------------------------------------------------------------------
Sales                                                                63,945,393
===============================================================================


At September 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

===============================================================================
Gross unrealized appreciation                                      $  7,232,372
Gross unrealized depreciation                                        (4,962,906)
-------------------------------------------------------------------------------
Net unrealized appreciation                                        $  2,269,466
===============================================================================

6.  FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.


-------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      25

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 1999, the Portfolio had no open futures contracts.

7.  SHARES OF BENEFICIAL INTEREST

At September 30, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses related to the distribution of its shares.

At September 30, 1999, total paid-in capital amounted to the following for each class:

                                         CLASS A        CLASS B       CLASS L
===============================================================================
Total Paid-in Capital                 $146,185,329    $62,984,594   $12,930,424
===============================================================================


Transactions in shares of each class were as follows:

                              SIX MONTHS ENDED                 YEAR ENDED
                              SEPTEMBER 30,1999              MARCH 31, 1999
                          -----------------------------------------------------
                            SHARES        AMOUNT         SHARES        AMOUNT
===============================================================================
CLASS A
Shares sold               1,039,923   $ 13,870,761     3,713,071   $ 51,274,245
Shares issued on
  reinvestment              125,039      1,653,584       257,237      3,548,355
Shares reacquired        (1,282,074)   (17,061,099)   (2,712,400)   (37,457,704)
-------------------------------------------------------------------------------
Net Increase (Decrease)    (117,112) $  (1,536,754)    1,257,908   $ 17,364,896
===============================================================================
CLASS B
Shares sold                 380,945    $ 5,077,861     1,226,118   $ 16,937,395
Shares issued on
  reinvestment               49,696        656,893       110,453      1,522,397
Shares reacquired          (484,765)    (6,455,680)     (833,357)   (11,511,522)
-------------------------------------------------------------------------------
Net Increase (Decrease)     (54,124)    $ (720,926)      503,214    $ 6,948,270
===============================================================================
CLASS L*
Shares sold                 125,830    $ 1,682,050       334,515    $ 4,624,656
Shares issued on
  reinvestment               11,627        153,658        21,122        291,246
Shares reacquired           (79,009)    (1,043,668)     (105,208)    (1,450,743)
-------------------------------------------------------------------------------
Net Increase                 58,448    $   792,040       250,429    $ 3,465,159
===============================================================================

  * On June 12, 1998, Class C shares were renamed Class L shares.



-------------------------------------------------------------------------------
26                                      1999 Semi-Annual Report To Shareholders

  FINANCIAL HIGHLIGHTS


  For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

CLASS A SHARES           1999(1)(2)    1999(2)   1998     1997   1996(2) 1995(3)
===============================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD       $13.70    $13.74  $13.16   $13.24   $12.89   $12.82
-------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
  Net investment income       0.34      0.69    0.72     0.73     0.74     0.75
  Net realized and unrealized
    gain (loss)              (0.83)     0.06    0.72    (0.03)    0.35     0.08*
-------------------------------------------------------------------------------
Total Income (Loss)
  From Operations            (0.49)     0.75    1.44     0.70     1.09     0.83
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income      (0.34)    (0.69)  (0.73)   (0.73)   (0.74)   (0.76)
  In excess of net
    investment income           --     (0.01)     --       --       --      --
  Net realized gains            --     (0.09)  (0.13)   (0.05)      --      --
-------------------------------------------------------------------------------
Total Distributions          (0.34)    (0.79)  (0.86)   (0.78)   (0.74)   (0.76)
-------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD             $12.87    $13.70   $13.74   $13.16   $13.24  $12.89
-------------------------------------------------------------------------------
TOTAL RETURN                 (3.60)%++  5.56%   11.15%    5.44%    8.65%   6.77%
-------------------------------------------------------------------------------
NET ASSETS,
  END OF PERIOD (MILLIONS)    $148      $160     $143     $127     $117    $108
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)                 0.73%+    0.73%    0.76%    0.85%    0.70%   0.61%
  Net investment income       5.13+     4.99     5.28     5.56     5.62    5.97
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE         28%       43%      59%      62%      47%     43%
================================================================================

 (1) For the six months ended September 30, 1999 (unaudited).
 (2) Per share amounts have been calculated using the monthly average shares method.
 (3) On October 10, 1994 the former Class C shares were exchanged into Class
     A Shares.
 (4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.85%.
   * Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.
   + Annualized.


-------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      27

  For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

CLASS B SHARES          1999(1)(2)  1999(2)    1998    1997   1996(2)  1995(3)
===============================================================================
NET ASSET VALUE,
  BEGINNING OF PERIOD     $13.69    $13.73   $13.14   $13.23   $12.89 $11.91
-------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
  Net investment income     0.31     0.62      0.65     0.65     0.68   0.30
  Net realized and unrealized
    gain (loss)            (0.83)    0.06      0.72    (0.01)    0.35   0.97*
-------------------------------------------------------------------------------
Total Income (Loss)
  From Operations          (0.52)    0.68      1.37     0.64     1.03   1.27
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income    (0.31)   (0.62)    (0.65)   (0.68)   (0.69) (0.29)
  In excess of net
    investment income         --    (0.01)       --       --       --      --
  Net realized gains          --    (0.09)    (0.13)   (0.05)      --      --
-------------------------------------------------------------------------------
Total Distributions        (0.31)   (0.72)    (0.78)   (0.73)   (0.69)  (0.29)
-------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD           $12.86   $13.69    $13.73   $13.14   $13.23  $12.89
-------------------------------------------------------------------------------
TOTAL RETURN              (3.86)%++  5.01%    10.59%    4.91%    8.09%  10.77%++
-------------------------------------------------------------------------------
NET ASSETS,
  END OF PERIOD (MILLIONS)  $62       $66       $59      $51      $46      $2
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(4)              1.24%+    1.24%     1.28%    1.35%    1.20%   1.20%+
  Net investment income    4.62+     4.48      4.76     4.93     5.00    5.57+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       28%       43%      59%      62%      47%     43%
===============================================================================

 (1) For the six months ended September 30, 1999 (unaudited).
 (2) Per share amounts have been calculated using the monthly average shares method.
 (3) For the period from November 16, 1994 (inception date) to March 31, 1995.
 (4) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35%.
   * Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.
   + Annualized.


-------------------------------------------------------------------------------
28                                      1999 Semi-Annual Report To Shareholders

  For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

CLASS L SHARES           1999(1)(2) 1999(2)(3)  1998     1997   1996(2)  1995(4)
================================================================================

NET ASSET VALUE,
  BEGINNING OF PERIOD       $13.69    $13.74   $13.14   $13.22   $12.89  $12.81
-------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
  Net investment income       0.30      0.61     0.64     0.65     0.66    0.67
  Net realized and unrealized
    gain (loss)              (0.83)     0.05     0.72    (0.01)    0.35    0.08*
-------------------------------------------------------------------------------
Total Income (Loss)
   From Operations           (0.53)     0.66     1.36     0.64     1.01    0.75
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income      (0.30)    (0.61)   (0.63)   (0.67)   (0.68)  (0.67)
  In excess of net
    investment income           --     (0.01)      --       --       --      --
  Net realized gains            --     (0.09)   (0.13)   (0.05)      --      --
-------------------------------------------------------------------------------
Total Distributions          (0.30)    (0.71)   (0.76)   (0.72)   (0.68)  (0.67)
-------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD             $12.86    $13.69   $13.74   $13.14   $13.22  $12.89
-------------------------------------------------------------------------------
TOTAL RETURN                 (3.89)%++  4.87%   10.51%    4.94%    7.96%   6.12%
-------------------------------------------------------------------------------
NET ASSETS,
  END OF PERIOD (MILLIONS)     $12       $12       $9       $7       $3     $3
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
  Expenses(5)                 1.31%+    1.31%    1.33%    1.40%    1.28%  1.25%
  Net investment income       4.53+     4.41     4.71     4.84     5.04   5.40
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       28%       43%      59%      62%      47%     43%
===============================================================================

 (1) For the six months ended September 30, 1999 (unaudited).
 (2) Per share amounts have been calculated using the monthly average shares method.
 (3) On June 12, 1998, Class C shares were renamed Class L shares.
 (4) On November 7, 1994 the former Class B shares were renamed Class C Shares.
 (5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.40%.
   * Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.
   + Annualized.
-------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      29

  ADDITIONAL SHAREHOLDER INFORMATION (UNAUDITED)

On April 19, 1999, a special meeting of shareholders of the Fund was held for the purpose of electing Trustees to the Fund.

The results were as follows:

                           SHARES       PERCENTAGE       SHARES     PERCENTAGE
                            VOTED        OF SHARES        VOTED      OF SHARES
NAME OF TRUSTEES             FOR           VOTED         AGAINST       VOTED
===============================================================================

Lee Abraham            1,350,265,160.850    97.943%   28,359,584.139    2.057%
Allan J. Bloostein     1,351,356,664.226    98.022    27,268,080.763    1.978
Jane F. Dasher         1,352,390,291.715    98.097    26,234,453.274    1.903
Donald R. Foley        1,350,867,506.020    97.987    27,757,238.969    2.013
Richard E. Hanson, Jr. 1,351,302,644.963    98.018    27,322,100.026    1.982
Paul Hardin            1,352,452,572.699    98.102    26,172,172.290    1.898
Heath B. McLendon      1,352,481,643.116    98.104    26,143,101.873    1.896
Roderick C. Rasmussen  1,351,438,798.818    98.028    27,185,946.171    1.972
John P. Toolan         1,352,497,455.395    98.105    26,127,289.594    1.895
===============================================================================


-------------------------------------------------------------------------------
30                                      1999 Semi-Annual Report To Shareholders

                           LOGO: SALOMON SMITH BARNEY
                             A MEMBER OF CITIGROUP

TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSB Citi Fund Management LLC

DISTRIBUTOR
CFBDS, Inc.



CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER SERVICING AGENT
Smith Barney Private Trust
388 Greenwich Street, 22nd Floor
New York, New York 10013

SUB-SHAREHOLDER
SERVICING AGENT
First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, Rhode Island 02940-9699



This report is submitted for the general information of the shareholders of Smith Barney Muni Funds - Florida Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


SMITH BARNEY MUNI FUNDS
388 Greenwich Street, MF-2
New York, New York 100013

WWW.SMITH BARNEY.COM/MUTUALFUNDS

FD0787 11/99

[GRAPHIC]

Smith Barney Muni Funds
New York Money
Market Portfolio

New York Portfolio

----------------------------------
      SEMI - ANNUAL REPORT
----------------------------------

September 30, 1999

[LOGO OF SMITH BARNEY MUTUAL FUNDS]

NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Muni Funds

                         [PHOTO OF HEATH B. MCLENDON]
                                  [Chairman]

                          [PHOTO OF JOSEPH P. DEANE]
                               [Vice President]


Dear Shareholder:

     We are pleased to provide you with the semi-annual report for the Smith Barney Chairman Muni Funds - New York Money Market Portfolio and New York Portfolio for the period ended September 30, 1999. We hope you find this report to be useful and informative. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined each Portfolio's investment strategy. A detailed summary of performance can be found in the appropriate sections that follow.

                          [PHOTO OF JOSEPH BENEVENTO]
                               [Vice President]


New York Portfolio's Performance Update and Investment Strategy

The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing./1/

For the six months ended September 30, 1999, the Class A shares of the New York Portfolio generated a total return of a negative 3.65%, without sales charges, outperforming its New York municipal bond fund peer group average total return of negative 3.83% for the same time period, according to Lipper Inc. (Lipper Inc. is an independent fund-tracking organization.)

Based on its net asset value ("NAV") of $12.86 as of September 30, 1999 for Class A shares and the current monthly income distribution rate of $0.056 per Class A, this equates to an annualized distribution rate of 5.23%.

Given present market conditions, we have continued to emphasize credit quality and call protection in the Portfolio. We extended the Portfolio's average maturity to 18.5 years as of September 30, 1999. In addition, 95.8% of the

--------------
/1/ A portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       1

Portfolio's bond holdings were rated investment grade or better as of the close of the reporting period by major credit reporting agencies. The Portfolio's holdings were concentrated among the following industries: hospital bonds (16.1%), education bonds (11.8%), pre-refunded bonds (11.7%), transportation bonds (11.6%) and industrial development bonds (7.5%).

Market and Economic Overview
We think that the municipal bond market may be approaching a temporary bottom. The Federal Reserve Board ("Fed") has implemented two monetary policy adjustments so far in 1999 -- a 25 basis point increase on June 30, 1999 and a 25 basis point increase on August 30, 1999. /2/ Fixed income prices have come under some pressure as a result of increasing interest rates, a strong U.S. economy and improving market and economic conditions overseas. Additionally, broad-based inflationary pressures have been absent. In our opinion, long U.S. Treasury yields are competitive. The yield on the 30-year Treasury bond has stayed within a narrow 40 basis point trading range since the beginning of June, currently trading just above 6%, while long-term municipal bonds are yielding approximately 95% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

The financial crisis and ensuing global credit crunch that occurred in 1998 caused spreads to widen substantially between municipal securities and U.S. Treasuries. The recent upward pressure on municipal yields appears to result largely from two factors: 1) the lack of demand for municipal bonds by the traditional institutional sectors that have supported the municipal market; and
2) additional pressures resulting from the pre-Y2K avalanche of issues in the taxable market, which has attracted institutional investors who would otherwise buy municipals.

New York Economic Highlights
We continue to be somewhat optimistic on New York's financial future. The outlook for New York State municipal securities is stable. In our opinion, the large surpluses that New York achieved in recent years make near-term credit risks very low. Yet, over the longer-term the Empire State's budgetary and financing decisions that phase-in over the next few years may increase credit risk as the state again confronts budget gaps and narrower cash margins.


---------------
/2/ On Tuesday, November 16, 1999, the Fed raised short-term rates by 25 basis points after this letter was written.



--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders

Increased cash balances, largely generated by the extraordinary profitability of the financial services sector, provide a near-term buffer against the historic volatility of stock market driven revenue growth. However, while the broader economy is also growing, so is New York's debt load, and funding for multi-year tax reductions and expenditure commitments are based on continued economic growth. Yet going forward, we are optimistic about the attractiveness of the tax-exempt bond market in New York State.

Outlook
We think that the recent actions of the Fed were preemptively conservative. Inflation should remain subdued, at least in the near-term. Also, a possible easing of economic activity as a result of Y2K concerns could prove positive for bond markets.

Looking ahead, we believe that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Recent U.S. economic conditions have created opportunities for municipal securities to catch up with Treasuries, and we continue to see good value at the long end of the market.

New York Money Market Portfolio
The New York Money Market Portfolio seeks to provide investors with income exempt from federal income tax (other than the Alternative Minimum Tax) and New York State and City personal income taxes by investing in a portfolio of high quality, short-term New York municipal obligations selected for liquidity and stability of principal.

Please note that your investment in the New York Money Market Portfolio is neither insured, nor guaranteed, by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

As of September 30, 1999, the New York Money Market Portfolio's 7-day current yield was 2.96%. The Portfolio's 7-day effective yield - which reflects compounding - was 3.00%.

The New York Money Market Portfolio invests only in short-term securities that carry minimal credit risk. All of the Portfolio's holdings are rated within the top two short-term credit rating categories or are of comparable quality.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       3

For most state and local governments, June marks the end of the current fiscal year and the pricing of a large portion of their annual note financing. Traditionally, this is the largest note issuance period in the municipal market. In our view, while navigating through this period, there were two major factors facing investors during this period: Fed interest rate policy and Y2K liquidity concerns.

This year's note issuance period coincided with two consecutive 25 basis point (a percentage point equals 100 basis points) increases in the short-term interest rates on June 30, 1999 and August 24, 1999. As a result, the short-term municipal yield curve began to steepen. (A yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.) Over this period, one-year municipal note yields increased by roughly 50 to 60 basis points. In the VRDO (Variable Rate Demand Obligation) market, which represents the shorter end of the yield curve, rates declined as investors sought the safety of daily and weekly liquidity. VRDOs are demand instruments that usually have an indicated maturity of more than one year, but they contain a demand feature that enables the holder to redeem the investment on no more than 30 days notice. These instruments provide for automatic adjustment of new rates on set dates and are generally supported by letters of credit issued by domestic or foreign banks.

Along with the rise in one-year municipal note yields the market also experienced an increase in the premium paid for the most liquid, high quality note issues. Part of this premium can be explained by the anxiety surrounding Y2K. While there is no historical data to predict what may occur in the financial markets due to Y2K concerns, we do believe that during uncertain times investors tend to opt for liquidity and safety of principal. Given these factors, we do expect the liquidity premium to increase over the fourth quarter 1999.

Our approach to this market has been to target an average maturity of 50-55 days while maintaining a higher variable rate position. Our focus in the municipal note market has been on the high quality, liquid sector of the market.


--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

In closing, thank you for investing in the Smith Barney Muni Funds - New York Money Market Portfolio and New York Portfolio. We look forward to continuing to help you pursue your financial goals.



Sincerely,

/s/ Heath B. McLendon                   /s/ Joseph P. Deane

Heath B. McLendon                       Joseph P. Deane
Chairman                                Vice President
                                        New York Portfolio

/s/ Joseph Benevento

Joseph Benevento
Vice President
New York Money Market Portfolio

October 15, 1999


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       5

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------
                   Net Asset Value
                ---------------------
                Beginning      End         Income     Capital Gain     Total
Period Ended    of Period   of Period    Dividends   Distributions   Returns(1)
================================================================================
9/30/99          $13.69       $12.86       $0.34         $0.00        (3.65)%+
--------------------------------------------------------------------------------
3/31/99           13.91        13.69        0.70          0.27         5.50
--------------------------------------------------------------------------------
3/31/98           13.16        13.91        0.73          0.05        11.83
--------------------------------------------------------------------------------
3/31/97           13.19        13.16        0.74          0.00         5.48
--------------------------------------------------------------------------------
3/31/96           12.83        13.19        0.74          0.00         8.71
--------------------------------------------------------------------------------
3/31/95           12.83        12.83        0.77          0.00         6.32
--------------------------------------------------------------------------------
3/31/94           13.25        12.83        0.79          0.00         2.66
--------------------------------------------------------------------------------
3/31/93           12.33        13.25        0.81          0.00        14.48
--------------------------------------------------------------------------------
3/31/92           11.80        12.33        0.81          0.00        11.98
--------------------------------------------------------------------------------
3/31/91           11.67        11.80        0.85          0.00         8.74
--------------------------------------------------------------------------------
3/31/90           11.48        11.67        0.87          0.00         9.28
================================================================================
Total                                      $8.15         $0.32
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                               Net Asset Value
                          ------------------------
                          Beginning         End         Income       Capital
Gain       Total
Period Ended               of Period     of Period      Dividends
Distributions     Returns(1)
================================================================================
=================
9/30/99                     $13.68         $12.85         $0.30          $0.00
(3.92)%+
--------------------------------------------------------------------------------
-----------------
3/31/99                      13.89          13.68          0.62           0.27
5.02
--------------------------------------------------------------------------------
-----------------
3/31/98                      13.15          13.89          0.66           0.05
11.19
--------------------------------------------------------------------------------
-----------------
3/31/97                      13.18          13.15          0.67           0.00
4.96
--------------------------------------------------------------------------------
-----------------
3/31/96                      12.84          13.18          0.68           0.00
8.05
--------------------------------------------------------------------------------
-----------------
Inception* - 3/31/95         11.96          12.84          0.29           0.00
9.92+
================================================================================
=================
Total                                                     $3.22          $0.32
================================================================================
=================

--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------


                              Net Asset Value
                           -----------------------
                           Beginning         End         Income       Capital
Gain       Total
Period Ended               of Period     of Period      Dividends
Distributions     Returns(1)
================================================================================
=================
9/30/99                     $13.67        $12.84         $0.30          $0.00
(3.95)%+
--------------------------------------------------------------------------------
-----------------
3/31/99                      13.88         13.67          0.61           0.27
4.95
--------------------------------------------------------------------------------
-----------------
3/31/98                      13.14         13.88          0.65           0.05
11.13
--------------------------------------------------------------------------------
-----------------
3/31/97                      13.17         13.14          0.67           0.00
4.91
--------------------------------------------------------------------------------
-----------------
3/31/96                      12.83         13.17          0.68           0.00
8.07
--------------------------------------------------------------------------------
-----------------
3/31/95                      12.82         12.83          0.68           0.00
5.66
--------------------------------------------------------------------------------
-----------------
3/31/94                      13.24         12.82          0.70           0.00
1.96
--------------------------------------------------------------------------------
-----------------
Inception* - 3/31/93         12.84         13.24          0.12           0.00
4.04+
================================================================================
=================
Total                                                    $4.41          $0.32
================================================================================
=================

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                         Without Sales Charges(1)
                                    -----------------------------------
                                    Class A       Class B       Class L
================================================================================
Six Months Ended 9/30/99+           (3.65)%       (3.92)%       (3.95)%
--------------------------------------------------------------------------------
Year Ended 9/30/99                  (2.98)        (3.50)        (3.49)
--------------------------------------------------------------------------------
Five Years Ended 9/30/99             6.45           N/A          5.85
--------------------------------------------------------------------------------
Ten Years Ended 9/30/99              7.41           N/A           N/A
--------------------------------------------------------------------------------
Inception* through 9/30/99           6.89          7.09          5.39
================================================================================



                                         Without Sales Charges(1)
                                    -----------------------------------
                                    Class A       Class B       Class L
================================================================================
Six Months Ended 9/30/99+           (7.50)%       (8.15)%       (5.85)%
--------------------------------------------------------------------------------
Year Ended 9/30/99                  (6.85)        (7.58)        (5.33)
--------------------------------------------------------------------------------
Five Years Ended 9/30/99             5.58           N/A          5.63
--------------------------------------------------------------------------------
Ten Years Ended 9/30/99              6.97           N/A           N/A
--------------------------------------------------------------------------------
Inception* through 9/30/99           6.55          6.93          5.23
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       7

--------------------------------------------------------------------------------
                               New York Portfolio
--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
================================================================================
Class A (9/30/89 through 9/30/99)                        104.36%
--------------------------------------------------------------------------------
Class B (Inception* through 9/30/99)                      39.87
--------------------------------------------------------------------------------
Class L(Inception* through 9/30/99)                       42.35
================================================================================

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B and L shares are January 16, 1987, November 11, 1994 and January 8, 1993, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.


--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------
                 Growth of $10,000 Invested in Class A Shares of
                           the New York Portfolio vs.
                      Lehman Brothers Municipal Bond Index+

--------------------------------------------------------------------------------
                         September 1989 - September 1999


                                 [LINE GRAPH]


           New York Portfolio        Lehman Brothers Municipal Bond Index

Sep-89            9,599                            10,000
Mar-90            9,878                            10,430
Mar-91           10,710                            11,392
Mar-92           11,959                            12,530
Mar-93           13,656                            14,098
Mar-94           13,987                            14,425
Mar-95           14,850                            15,498
Mar-96           16,144                            16,798
Mar-97           17,028                            17,712
Mar-98           19,042                            19,610
Mar-99           19,786                            20,825
Sep-99           19,064                            20,376


+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1989, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994 and thereafter at net asset value) and capital gains, if any, at net asset value through September 30, 1999. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. This index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       9

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)                          September 30, 1999
--------------------------------------------------------------------------------


                                  NEW YORK MONEY MARKET PORTFOLIO

FACE
AMOUNT            RATING(a)                  SECURITY
VALUE
================================================================================
=============
$12,775,000       VMIG 1*  Albany NY IDR United Cerebral Palsy Series B
                             3.750%(c)
$12,775,000
  2,350,000       SP-1+    Buffalo NY BAN Series 99A 3.500% due
                             2/24/00
2,355,015
  3,600,000       NR++     Chautauqua County IDA (Red Wing Co.
                             Project) 3.800%(c)
3,600,000
  4,900,000       A-1      Columbia County IDR (Rural Manufacturing
                             Project) 3.900%(b)(c)
4,900,000
 10,230,000       NR+      Commack UFSD BAN Series 99 3.750% due
                             6/23/00
10,255,124
 10,000,000       NR+      Dansville CSD BAN Series 99 3.250% due 3/16/00
10,006,616
                           Dutchess County NY IDA:
  6,600,000       A-1+       Marist College Series 98A 3.700%(c)
6,600,000
  4,500,000       A-1+       St. Francis Hospital Series B 3.700%(c)
4,500,000
 10,000,000       NR+      East Greenbush CSD BAN Series 99
                             3.750% due 6/28/00
10,024,987
 16,000,000       NR+      Eastern Suffolk BOCES RAN 3.750% due 6/28/00
16,036,607
                           Erie County IDA:
  3,980,000       A-1        Colad Group Inc. Project Series 96 3.900%(b)(c)
3,980,000
  3,325,000       P-1*       Rosina Food Products Inc. 3.900%(b)(c)
3,325,000
  7,900,000       A-1      Franklin County Trudeau Institute Series 98 3.800%(c)
7,900,000
  1,920,000       A-1      Fulton County IDR (Fiber Conversion Inc.
                             Project) 3.900%(b)(c)
1,920,000
  9,350,000       A-1+     Hempstead IDA Nassau Energy 3.700%(b)(c)
9,350,000
  1,520,000       A-1      Hudson County IDA (Emisig Manufacturing
                             Corp.) Series 98 3.900%(b)(c)
1,520,000
                           Jefferson County IDA:
    975,000       A-1        The Climax Manufacturing Co. Project 3.900%(b)(c)
975,000
  2,145,000       A-1        Fisher Guage 3.900%(b)(c)
2,145,000
    770,000       A-1      Lewis County IDA IDR (The Climax
                             Manufacturing Co. Project) 3.900%(b)(c)
770,000
                           Long Island Power Authority:
 29,100,000       A-1+       Series 1 1998 3.650% due 5/1/33(c)
29,100,000
 10,800,000       A-1+       Series 2 1998 3.750% due 5/1/33(c)
10,800,000
 12,500,000       A-1+       Series 3 1998 TECP 3.500% due 3/9/00
12,500,000
                             Series 4 1998 TECP:
  5,000,000       A-1+         3.250% due 10/14/99
5,000,000
  3,500,000       A-1+         3.350% due 11/9/99
3,500,000
  7,000,000       A-1+         3.450% due 11/9/99
7,000,000
  8,500,000       A-1+       Series 6 3.750%(c)
8,500,000
  9,100,000       A-1+       Series 7 3.800%(c)
9,100,000
 15,800,000       A-1+       Series A PART 3.920%(c)
15,800,000
                           Madison County BOCES:
  3,250,000       NR+        Monroe Orleans RAN 3.750% due 6/30/00
3,256,320
  7,500,000       NR+        Onondaga Cortland 3.750% due 6/23/00
7,515,785

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------


                                  NEW YORK MONEY MARKET PORTFOLIO

FACE
AMOUNT            RATING(a)                  SECURITY
VALUE
================================================================================
===========
                           Monroe County:
$ 4,115,000       A-1        Granite Building IDA Series 1992 3.800%(c)        $
4,115,000
  3,650,000       A-1        IDR Collegiate Housing Foundation
                               Series A 3.600%(c)
3,650,000
  6,200,000       A-1        JADA Precision Plastic IDA Series 97
                               3.900%(b)(c)
6,200,000
 10,000,000       VMIG 1*  MTA FSA-Insured 3.300%
10,000,000
                           Nassau County:
  3,730,000       A-1+       Rubies Costume Project IDA
                               3.900% due 6/1/19(b)(c)
3,730,000
  4,000,000       NR++       Series A RAN 3.750% due 3/15/00
4,027,185
 20,000,000       NR++       Series B RAN 3.750% due 4/19/00
20,149,718
                           New York City GO:
 23,690,000       A-1+       PART AMBAC-Insured 3.780%(c)
23,690,000
  5,500,000       A-1+       PART MBIA-Insured 3.850%(c)
5,500,000
 19,900,000       A-1+       Series 92D FGIC-Insured 3.700%(c)
19,900,000
  4,500,000       A-1+       Series 92D FGIC-Insured 3.800%(c)
4,500,000
  1,100,000       A-1+       Series 93E-3 3.800%(c)
1,100,000
  1,000,000       A-1+       Series 93E-4 3.800%(c)
1,000,000
  4,125,000       A-1+       Series 94B FGIC-Insured 3.950%(c)
4,125,000
 15,995,000       A-1+       Series 94B-8 3.650%(c)
15,995,000
  4,500,000       A-1+       Series 94H-3 FSA-Insured 3.500%(c)
4,500,000
 12,000,000       A-1+       Series 95E-5 3.650%(c)
12,000,000
  9,415,000       NR++       Series 96A Pre-Refunded 7.500% due 3/15/00
9,721,631
  5,000,000       A-1+       Series 96E 3.600%(c)
5,000,000
  2,880,000       A-1+       Series B-2 Sub-Series B-5 MBIA-Insured
                               3.750%(c)
2,880,000
  5,600,000       A-1+       Series H Sub-Series H-3 FSA-Insured 3.350%(c)
5,600,000
 10,000,000       A-1+       Series J-2 3.650%
10,000,000
 12,900,000       A-1+       Series J-2 Sub-Series J-3 3.650%
12,900,000
 19,245,000       A-1+       Sub-Series 95F-4 7.500%(c)
19,245,000
  4,350,000       A-1+       Sub-Series A-7 3.800%(c)
4,350,000
 12,800,000       A-1+       Sub-Series B-2 3.650%(c)
12,800,000
                           New York City HDC Multi-Family Housing:
  5,000,000       A-1+       Brittany Dev Series A 3.800%(b)(c)
5,000,000
 24,500,000       A-1+       Columbus Apartments Series A 3.800%(c)
24,500,000
                           New York City Health & Hospital Revenue:
 31,500,000       A-1+       Series A 3.700%(c)
31,500,000
  2,460,000       A-1+       Series C 3.700%(c)
2,460,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------


                                 NEW YORK MONEY MARKET PORTFOLIO

FACE
AMOUNT            RATING(a)                  SECURITY
VALUE
================================================================================
===========
                           New York City IDA:
$19,000,000       A-1+       Air Express International Corp. Project
$19,000,000
                             3.800%(b)(c)
  3,900,000       A-1+       Childrens Oncology Society 3.650%(c)
3,900,000
  4,950,000       A-1+       Columbia Grammar School Project 3.700%(c)
4,950,000
  6,100,000       A-1+       Gary Plastic Packaging Corp. 98 3.800%(b)(c)
6,100,000
  3,500,000       A-1+       Linear Lighting Corp. 3.800%(b)(c)
3,500,000
  1,000,000       A-1+       National Audobon Society 3.850%(b)(c)
1,000,000
 12,000,000       A-1+       USA Waste Services 3.750%(b)(c)
12,000,000
                           New York City Metropolitan Transit Authority:
                             Series CP1 Sub-Series 98B TECP:
 10,000,000       A-1+         3.500% due 2/18/00
10,000,000
  7,000,000       A-1+         3.550% due 3/10/00
7,000,000
                             Series CP1 Sub-Series A TECP:
 19,800,000       A-1+         3.350% due 11/10/99
19,800,000
 11,500,000       A-1+         3.450% due 12/9/99
11,500,000
  5,000,000       A-1+         3.550% due 2/18/00
5,000,000
                             Sub-Series CP1 TECP:
  9,000,000       A-1+         3.350% due 12/10/99
9,000,000
 16,300,000       A-1+         3.300% due 12/14/99
16,300,000
  7,000,000       A-1+         3.500% due 3/7/00
7,000,000
                           New York City Municipal Water Financial
                             Authority:
                             Series 4 TECP:
 16,000,000       A-1+         3.400% due 12/23/99
16,000,000
  2,000,000       A-1+         3.500% due 12/23/99
2,000,000
  1,000,000       A-1+         3.550% due 12/23/99
1,000,000
 25,854,000       VMIG 1*    Series 98-2 PART 3.880%(c)
25,854,000
  5,000,000       A-1+       Series 98C PART FGIC-Insured 3.820%(c)
5,000,000
  1,675,000       A-1+       Series A 3.420%(c)
1,704,657
  6,900,000       A-1+       Series G FGIC-Insured 3.750%(c)
6,900,000
                           New York City Transitional Financial
                             Authority:
 20,000,000       A-1+       Series 98B PART 3.820%(c)
20,000,000
 17,900,000       VMIG 1*    Series A-2 3.750%(c)
17,900,000
  2,100,000       VMIG 1*    Series C 3.700%(c)
2,100,000
 15,500,000       A-1+     New York State BAN 3.300% due 10/12/99
15,500,000
                           New York State Dormitory Authority:
  8,625,000       A-1+       Colgate University PART FGIC-Insured
8,625,000
                             3.780%(c)
  5,000,000       A-1      Memorial Sloan Kettering Series 89A
                             3.900% due 7/1/19
5,000,000
  8,000,000       A-1+     Public Library Series 99A 3.600% due
8,000,000
                             7/1/28(c)
 12,235,000       NR+      Revenue City University Series C Pre-Refunded
                             3.550% due 7/1/00
12,453,499

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------


                                  NEW YORK MONEY MARKET PORTFOLIO

FACE
AMOUNT            RATING(a)                  SECURITY
VALUE
================================================================================
===========================
$ 5,220,000       A-1+          United Health Services PART
                                  AMBAC-Insured 3.820%(c)
$ 5,220,000
  9,500,000       A-1+          Wagner College 3.650%(c)
9,500,000
                              New York State Energy Research & Development
Authority:
 11,600,000       A-1+          Brooklyn Union Gas MBIA-Insured 3.700%(c)
11,600,000
                                Con Edison:
 23,800,000       A-1+            Sub-Series A-2 3.700%(c)
23,800,000
 15,000,000       A-1+            Sub-Series A-3 3.700%(c)
15,000,000
 14,000,000       VMIG 1*       LILCO Series A 3.700%(b)(c)
14,000,000
                                New York State Electric & Gas:
 12,000,000       A-1+            3.000% due 10/15/99(b)(c)
12,000,000
 17,000,000       VMIG 1*         3.200% due 10/15/99(d)
17,000,000
  1,600,000       VMIG 1*         Series C 3.700%(b)
1,600,000
  1,100,000       VMIG 1*         Series D 3.850%(b)
1,100,000
                                Niagara Mohawk:
  7,000,000       A-1+            PART AMBAC-Insured 3.820%(c)
7,000,000
  4,000,000       A-1+            Series A 4.200%(c)
4,000,000
    960,000       A-1+            Series B 4.250%(b)(c)
960,000
                                Rochester Gas & Electric MBIA-Insured:
  4,800,000       A-1+            Series 97A 3.600%(c)
4,800,000
  8,000,000       A-1+            Series B 3.750%(c)
8,000,000
                              New York State Environmental Quality TECP:
  9,995,000       A-1+          PART MBIA-Insured 3.820%(c)
9,995,000
  5,000,000       A-1+          Series 97A 3.250% due 10/14/99
5,000,000
                              New York State Housing Finance Authority:
 37,500,000       A-1+          250 West 50th Street Series A 3.650%(b)(c)
37,500,000
 17,100,000       VMIG 1*       E84th Street Series A 3.700%(b)(c)
17,100,000
 16,400,000       A-1+          Liberty View Apartment Series 97A
16,400,000
                                  3.600%(b)(c)
 10,400,000       VMIG 1*       Normandie Court Project Series 91A 3.700%(c)
10,400,000
  7,000,000       A-1+          Normandie Court Project Series A 3.750%(b)(c)
7,000,000
 24,000,000       VMIG 1*       Saxony Housing Series 97A 3.750%(b)(c)
24,000,000
  4,600,000       VMIG 1*       SVC Contract Obligation Series A 3.550%(c)
4,600,000
  8,500,000       VMIG 1*       Talleyrand Crescent Housing Series 99A
                                  3.750%(b)(c)
8,500,000
  8,800,000       VMIG 1*       Tribeca Park Housing Series A 3.700%(b)(c)
8,800,000
                              New York State Local Government Assistance Corp.:
 22,485,000       A-1+          Series 93A 3.650%(c)
22,485,000
 10,000,000       A-1+          Series 95B 3.700%(c)
10,000,000
  9,350,000       A-1+          Series 95C 3.700%(c)
9,350,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------


                                   NEW YORK MONEY MARKET PORTFOLIO

FACE
AMOUNT            RATING(a)                  SECURITY
VALUE
================================================================================
====================
                            New York State Medicare Facilities Finance Agency:
$ 6,300,000       VMIG 1*     Lenox Hill Hospital 3.600%(c)
$ 6,300,000
 12,125,000       VMIG 1*     St. Lukes PART FHA-Insured 3.820%(c)
12,125,000
                            New York State Mortgage Agency Revenue PART:
 13,995,000       VMIG 1*     3.700%(b)(c)
13,995,000
    320,000       VMIG 1*     3.870%(b)(c)
320,000
 12,755,000       VMIG 1*     Series 38 3.870%(b)(c)
12,755,000
    375,000       VMIG 1*     Series KK 3.300%(b)(c)
375,000
                            New York State Thruway:
  5,000,000       NR++        Highway & Bridge AMBAC-Insured Series B
                                5.000% due 4/1/00
5,046,376
 23,095,000       A-1+        Series 1997 PART 3.780%(c)
23,095,000
 14,595,000       A-1       New York State UDC 93A PART FSA-Insured
                              3.350% due 11/5/99(c)
14,595,000
                            Niagara County IDA
                              (American Re-Fuel Co.):
 13,505,000       A-1+        Series 94C 3.750%(b)(c)
13,505,000
  8,000,000       A-1+        Series 96D 3.750%(b)(c)
8,000,000
 12,800,000       A-1+        Series 97B 3.850%(b)(c)
12,800,000
  3,000,000       A-1       Oneida County IDR (Harden Furniture)
                              Series 98 3.900%(b)(c)
3,000,000
                            Onondaga County IDA Southern Container:
  3,930,000       NR++        Series A 3.800%(b)(c)
3,930,000
  1,500,000       NR++        Series B 3.800%(b)(c)
1,500,000
                            Port Authority of New York & New Jersey:
  3,500,000       NR+         Series 98-1 3.800%(b)(c)
3,500,000
  3,500,000       NR+         Series 98-2 3.700%(c)
3,500,000
    990,000       NR++      Rensselaer County IDA (Millers
                              Supermarket Inc. Project) 3.500% due 3/1/00(b)(d)
990,000
  1,000,000       A-1       Rotterdam IDA IDR Rotterdam Park 3.800%(c)
1,000,000
                            Schenectady County IDR:
  6,265,000       A-1         Feuz Holding Co. Series 98A 3.900%(b)(c)
6,265,000
  1,700,000       A-1         Scotia Industrial Park Project Series 98A
1,700,000
                              3.800%(c)
 20,550,000       A-1       Seneca County IDA (Chiropractic College)
20,550,000
                              3.800%(c)
  5,875,600       NR++      Sharon Springs CSD BAN 99 3.750%
5,875,600
  3,800,000       A-1       St. Lawrence County IDA United Helpers
                              Living 3.800%(c)
3,800,000
                            Suffolk County:
  5,460,000       A-1+        JBC Realty/Wibar International IDR
5,460,000
                              3.900%(b)(c)
 10,000,000       VMIG 1*     Series A 38 3.850%(c)
10,000,000
 22,905,000       VMIG 1*   Triborough Bridge & Tunnel Authority
                              FGIC-Insured PART 3.150%(b)
22,905,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------

                              NEW YORK MONEY MARKET PORTFOLIO

FACE
AMOUNT        RATING(a)                  SECURITY
VALUE
================================================================================
============
                          Westchester County:
$ 2,800,000   A-1+          BAN 3.700% due 12/28/99                          $
2,800,000
  5,000,000   A-1+          Boys and Girls Club Project IDA 3.700%(c)
5,000,000
  5,595,000   NR+           Series A 4.000% due 11/15/99
5,603,237
 10,710,000   NR+           Series B 4.000% due 11/15/99
10,720,129
--------------------------------------------------------------------------------
------------
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $1,366,956,486**)
$1,366,956,486
================================================================================
============

(a) All ratings are by Standard & Poor's Ratings Service, except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b)  Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(d)  Variable rate obligation payable at par on demand on the date indicated.
++ Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
+ Security has not been rated by either Moody's Investors Service, Inc. or Standard & Poor's Ratings Service. However, the Board of Trustees has determined that the security presents minimal credit risk.
**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 28 through 30 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------


                                         NEW YORK PORTFOLIO
    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
=================
Education -- 11.8%
$    710,000   A-         Hempstead Town, IDA, Civic Facilities Revenue,
                             Adelphi University, 5.250% due 2/1/14
$   686,037
   3,000,000   Baa2*      New Rochelle, IDA, Civic Facility Revenue,
                             College of New Rochelle Project, 5.500% due 7/1/19
2,823,750
                          New York State Dormitory Authority Revenue Bonds:
                             City University Systems:
                               Series A, FGIC-Insured:
   5,000,000   AAA               5.000% due 7/1/16
4,637,500
   5,825,000   AAA               5.625% due 7/1/16
5,934,219
   7,000,000   AAA             Series B, FSA-Insured, 6.000% due 7/1/14
7,437,500
   2,500,000   BBB+            Series C, 7.500% due 7/1/10
2,853,125
   2,000,000   AAA           Columbia University, 5.000% due 7/1/18
1,835,000
                             Cornell University, Series A:
   2,000,000   AA              7.375% due 7/1/20
2,081,480
   1,000,000   AA              7.375% due 7/1/30
1,040,740
     200,000   Baa1*         Department of Health, State of New York Issue,
                               7.250% due 7/1/02
208,044
   1,150,000   AAA           Hamilton College, MBIA-Insured, 5.125% due 7/1/15
1,093,937
   2,700,000   AA            Manhattan College, Asset Guaranty, 6.500% due
7/1/19      2,841,750
                             New York Medical College:
   1,015,000   AAA             7.250% due 10/1/03
1,028,134
     220,000   AA              Asset Guaranty, 6.700% due 7/1/01
229,350
                             School Program:
   1,000,000   BBB+            5.000% due 7/1/18
902,500
   1,500,000   AAA             Issue 2, Series F, AMBAC-Insured, 5.250% due
7/1/18     1,428,750
   1,000,000   AAA           Special Activity School District Program,
                               FSA-Insured, 5.250% due 7/1/13
985,000
   4,475,000   AAA           State University Athletic Facility, MBIA-Insured,
                               4.500% due 7/1/21
3,686,281
                             State University Educational Facility:
  12,110,000   AAA             Series A, FSA-Insured, 5.875% due 5/15/17
12,624,675
                               Series B:
   1,000,000   A                 7.500% due 5/15/11
1,156,250
   5,000,000   AAA               FGIC-Insured, 5.250% due 5/15/19
4,818,750
   7,370,000   A+            University of Rochester, Series A, 6.500% due
7/1/19      7,867,475
     285,000   BBB+          Upstate Community College,
                               Series B, 7.100% due 7/1/01
298,181
                          Rensselaer County, IDA, Civic Facilities Revenue
Bonds,
                             Polytechnic Institute Dormitory Project:
   5,430,000   A+              Series A, 5.125% due 8/1/29
4,819,125
   5,820,000   A+              Series B, 5.125% due 8/1/27
5,187,075

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------


                                         NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
============
Education -- 11.8% (continued)
                          Schenectady, IDA, Civic Facilities Revenue Bonds,
                             Union College, Series A, AMBAC-Insured:
$  2,000,000   Aaa*            5.375% due 12/1/19
$ 1,942,500
   3,000,000   Aaa*            5.450% due 12/1/29
2,827,500
--------------------------------------------------------------------------------
------------

83,274,628
--------------------------------------------------------------------------------
------------
Escrowed To Maturity(b) -- 0.8%
   1,495,000   AAA        Commonwealth of Puerto Rico, Aqueduct & Sewer
                             Authority Revenue Bonds, 10.250% due 7/1/09
1,919,206
   3,150,000   AAA        New York City GO, Series I, AMBAC-Insured,
                             7.250% due 8/15/14
3,227,332
     790,000   AAA        New York State Power Authority Revenue & General
                             Purpose, 9.500% due 1/1/01
814,688
--------------------------------------------------------------------------------
------------

5,961,226
--------------------------------------------------------------------------------
------------
Finance -- 5.7%
   4,500,000   AAA        New York City Municipal Water Finance Authority,
                             Water & Sewer Systems Revenue Bonds,
                             Series A, FGIC-Insured, 4.750% due 6/15/31
3,735,000
                          New York City Transitional Finance Authority
                             Revenue, Future Tax:
   6,000,000   AA              Series B, 4.750% due 11/1/23
5,085,000
                               Series C:
   5,625,000   AA                5.000% due 5/1/17
5,132,812
  15,000,000   AA                4.750% due 5/1/23
12,731,250
                          New York State Local Government Assistance Corp.:
   5,000,000   AAA           Series B, MBIA-Insured, 4.875% due 4/1/20
4,418,750
   6,450,000   AAA           Series C, FGIC-Insured, 5.500% due 4/1/17
6,369,375
                          New York State Municipal Bond Bank Agency,
                             Special Revenue Program:
   1,000,000   BBB+            City of Buffalo, 6.875% due 3/15/06
1,052,500
   1,500,000   AAA             City of Rochester, 6.750% due 3/15/11
1,601,250
--------------------------------------------------------------------------------
------------

40,125,937
--------------------------------------------------------------------------------
------------
General Obligation -- 5.3%
                          Buffalo, School District, Series B:
   1,380,000   AAA           4.750% due 2/1/17
1,233,375
                             FSA-Insured:
   1,540,000   AAA             4.750% due 2/1/16
1,391,775
     500,000   AAA             4.750% due 2/1/18
443,750
     575,000   AAA             4.750% due 2/1/19
507,437
                          Green Island:
     100,000   Baa3*         9.375% due 11/1/01
109,000
     125,000   Baa3*         9.375% due 11/1/02
140,469

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------


                                         NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
=============
General Obligation -- 5.3% (continued)
                          New York City Refunding Bonds:
$  5,000,000   A-            Series C, 6.660% due 8/1/09
$ 5,143,750
   1,000,000   A-            Series F, 5.125% due 8/1/13
960,000
  10,000,000   A-            Series H, 6.125% due 8/1/25
10,137,500
                          New York State:
   1,000,000   A             12.000% due 11/15/03
1,276,250
   2,750,000   A             9.875% due 11/15/05
3,485,625
                          North Hempstead, FGIC-Insured:
   4,505,000   Aaa*          Series A, 5.000% due 9/1/22
4,065,763
   1,500,000   Aaa*          Series B, 4.750% due 3/1/18
1,331,250
   3,210,000   Aa2*       Orange County, 5.000% due 7/15/21
2,909,063
                          Yonkers, Series C, FGIC-Insured State Aid Withholding:
   2,050,000   AAA           5.000% due 6/1/15
1,919,313
   1,605,000   AAA           5.000% due 6/1/16
1,490,644
   1,000,000   AAA           5.000% due 6/1/19
906,250
--------------------------------------------------------------------------------
------------

37,451,214
--------------------------------------------------------------------------------
------------
Government Facilities -- 5.3%
                          New York State Dormitory Authority Lease Revenue:
                             Capital Appreciation, Court Facilities, AMBAC-
Insured:
   2,735,000   Aa1*            Westchester County, 5.250% due 8/1/17
2,608,506
   3,655,000   Aa1*            Zero coupon due 8/1/19
1,178,737
   5,895,000   Aa1*            Zero coupon due 8/1/20
1,783,237
   1,725,000   Aa1*            Zero coupon due 8/1/21
489,469
   1,600,000   Aa1*            Zero coupon due 8/1/22
428,000
                             Office Facilities - Audit & Control, MBIA-Insured:
     835,000   AAA             4.875% due 4/1/16
753,587
   1,755,000   AAA             4.900% due 4/1/17
1,572,919
   1,500,000   AAA             5.500% due 4/1/23
1,449,375
                          New York State Urban Development Corp. Revenue:
   7,200,000   AAA           Community Enhancement Facilities, AMBAC-Insured,
                               5.125% due 4/1/16
6,768,000
                             Correctional Facilities Service Contract, FSA-
Insured:
   7,500,000   AAA             5.000% due 1/1/19
6,825,000
   5,000,000   AAA             5.000% due 1/1/20
4,518,750
   3,000,000   BBB+          State Facilities, 5.700% due 4/1/20
2,977,500
                          Suffolk County Judicial Facilities Agency Service
                             Agreement Revenue Bonds, John P. Cohalan Complex,
                             AMBAC-Insured:
   3,350,000   AAA             5.250% due 10/15/15
3,224,375
   2,720,000   AAA             5.000% due 4/15/16
2,519,400
--------------------------------------------------------------------------------
------------

37,096,855
--------------------------------------------------------------------------------
------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------


                                         NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
=============
Hospitals -- 16.1%
$    380,000   B2*        Monroe County IDA Revenue, Civic Facilities,
                             Genesee Hospital, Series A, 6.500% due 11/1/99
$ 380,281
                          Nassau Health Care Corp., Health System Revenue
                             Bonds, Nassau County Guaranteed, FSA-Insured:
   5,000,000   AAA             5.500% due 8/1/19
4,856,250
   7,000,000   AAA             5.750% due 8/1/29
6,860,000
   3,000,000   AAA        New York City Health & Hospital Corporate Revenue,
                             Health System, Series A, 5.000% due 2/15/20
2,696,250
   4,685,000   AAA        New York State Dormitory Authority Lease Revenue,
                             Municipal Health Facilities Improvement Program,
                             Series 1, FSA-Insured, 5.000% due 1/15/17
4,280,919
                          New York State Dormitory Authority Revenue:
   5,350,000   Aa3*          Lutheran Center at Poughkeepsie, LOC Key Bank,
                               6.050% due 7/1/26
5,403,500
                             Mental Health Services Facilities:
                               Series B:
   2,500,000   A-                5.000% due 2/15/18
2,259,375
   7,000,000   A-                5.625% due 2/15/21
6,790,000
  11,505,000   AAA             Series D, MBIA-Insured, 5.000% due 8/15/17
10,483,931
   5,035,000   AAA             Series F, AMBAC-Insured, 4.500% due 8/15/28
3,990,237
  15,000,000   AAA           New York & Presbyterian Hospital, FHA-Insured,
                               4.750% due 8/1/16
13,293,750
   5,000,000   AAA           New York University, Series A, MBIA-Insured,
                               5.750% due 7/1/27
5,062,500
   3,000,000   AA            St. Luke's Home, Residential Health, FHA-Insured,
                               6.375% due 8/1/35
3,127,500
   2,450,000   AAA           St. Vincent's Hospital & Medical Center, FHA-
Insured,
                               7.400% due 8/1/30
2,587,812
   2,000,000   AAA           Victory Memorial Hospital, MBIA-Insured,
                               5.375% due 8/1/25
1,880,000
                          New York State Medical Care Facility Finance
                             Agency Revenue:
   2,080,000   A-              8.875% due 8/15/07
2,092,792
     545,000   A-              7.700% due 2/15/18
551,006
                               Hospital & Nursing Home Insured Mortgage,
                                 FHA-Insured:
                                    Series A:
      25,000   AA                     6.100% due 2/15/02
25,875
   4,855,000   AA                     6.200% due 2/15/21
5,006,719
   4,005,000   AA                     7.450% due 8/15/31
4,245,300
     990,000   AA                   Series B, 7.000% due 8/15/32
1,080,338
   2,385,000   AA                   Series C, 6.650% due 8/15/32
2,513,194

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------

                                         NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
=============
Hospitals -- 16.1% (continued)
                               Series A:
$  2,500,000   BB                Central Suffolk Hospital Mortgage Project,
                                    6.125% due 11/1/16
$ 2,359,375
     955,000   Aa1*              Health Center Projects, Secured Mortgage
                                    Program, 6.375% due 11/15/19
1,015,881
   6,800,000   AA                Methodist Hospital, FHA-Insured,
                                    6.700% due 8/15/23
7,361,000
   4,000,000   AA                Mortgage Project, FHA-Insured,
                                    6.375% due 8/15/24
4,395,000
                               Series B:
   1,860,000   AAA               Long Term Healthcare, FSA-Insured,
                                    6.450% due 11/1/14
1,966,950
   3,500,000   AA                Mortgage Project, FHA-Insured,
                                    6.100% due 2/15/15
3,618,125
                               Series F, Mental Health Services Facilities
                                 Improvement:
     710,000   A-                   6.500% due 8/15/12
749,938
     730,000   A-                   6.500% due 2/15/19
763,763
   1,000,000   AAA        Otsego County Industrial Development Agency,
                             Civic Facilities Revenue, Aurelia Osborn Fox
Memorial
                             Hospital, Series A, FSA-Insured, 4.500% due 10/1/19
832,500
     695,000   A          Valley Health Development Corp., Mortgage Revenue
                             Bonds, Mortgage Loan, FHA-Insured,
                             11.300% due 2/1/23
794,455
--------------------------------------------------------------------------------
------------

113,324,516
--------------------------------------------------------------------------------
------------
Housing: Multi-Family -- 5.7%
   6,470,000   BBB        Commonwealth of Puerto Rico, Urban Renewal &
                             Housing Corp. Revenue Bonds, 7.875% due 10/1/04
6,615,575
                          New York City Housing Development Corp.:
   1,508,293   NR            Cadman Project, 6.500% due 11/15/18
1,481,898
     956,679   NR            Heywood Towers Project, 6.500% due 10/15/17
947,113
   1,217,921   NR            Kelly Project, 6.500% due 2/15/18
1,202,697
     860,880   AAA           Pass Through Certificates, AMBAC-Insured,
                               6.500% due 12/20/01
905,000
   1,560,451   NR            Riverside Project, 6.500% due 11/15/18
1,639,019
                             Series A, FHA-Insured:
   4,000,000   AAA             6.600% due 4/1/30
4,145,000
   5,000,000   AAA             Multi-Unit Mortgage Refunding, 7.350% due 6/1/19
5,218,750
                          New York State Housing Finance Agency Revenue,
 .
                             FHA-Insured:
   2,000,000   Aa1*            Secured Mortgage, Series A,
                                 6.200% due 8/15/15(c)
2,067,500
   1,500,000   AAA             Series C, 6.500% due 8/15/24
1,561,875

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------

                                          NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
=============
Housing: Multi-Family -- 5.7% (continued)
$  3,430,000   AAA           Housing Project Mortgage, Series A, FSA-Insured,
                               6.125% due 11/1/20
$ 3,524,325
                             Secured Mortgage Project, SONYMA-Insured:
                               Series A:
     500,000   Aa1*              7.000% due 8/15/12(c)
526,875
     500,000   Aa1*              7.050% due 8/15/24(c)
523,750
   6,870,000   Aa1*            Series B, 6.250% due 8/15/29(c)
7,050,338
   1,750,000   Aa1*            Series C, 6.600% due 8/15/27
1,828,750
     950,000   A1*        Rensselaer Housing Authority, Multi-Family Mortgage
                             Revenue, Rensselaer Elderly Apartments, Series A,
                             7.750% due 1/1/11
1,022,438
--------------------------------------------------------------------------------
------------

40,260,903
--------------------------------------------------------------------------------
------------
Housing: Single-Family -- 5.4%
                          New York State Mortgage Agency Revenue:
                             Homeowner Mortgage:
   2,625,000   Aa2*            Series 37-A, 6.375% due 10/1/14
2,723,438
   4,000,000   Aa2*            Series 42, FHA-Insured, 6.650% due 4/1/26(c)
4,150,000
   9,515,000   Aa2*            Series 46, 6.650% due 10/1/25(c)
9,871,813
   4,400,000   Aa2*            Series 65, 5.850% due 10/1/28(c)
4,345,000
   4,995,000   Aa2*            Series 67, 5.800% due 10/1/28(c)
4,895,100
   6,500,000   Aa2*            Series 71, 5.350% due 10/1/18
6,166,875
   5,000,000   Aa2*            Series 80, 5.100% due 10/1/17
4,737,500
   1,000,000   Aaa*          Series 41-A, 6.450% due 10/1/14
1,038,750
--------------------------------------------------------------------------------
------------

37,928,476
--------------------------------------------------------------------------------
------------
Industrial Development -- 7.5%
   3,470,000   Aaa*       Allegany County IDA, Civic Facilities Revenue,
                             (Alfred University Civic Facilities), MBIA-Insured,
                             5.000% due 8/1/18
3,157,700
   2,250,000   A3*        Essex County IDA Revenue, Solid Waste, (International
                             Paper Co. Project), Series A, 6.150% due 4/1/21(c)
2,258,437
     500,000   A+         Monroe County IDA, Public Improvement,
                             Canal Ponds Park, Series A, 7.000% due 6/15/13
532,500
   3,000,000   AAA        Nassau County IDA, Civic Facilities Revenue,
                             (Hofstra University Project), 4.750% due 7/1/28
2,493,750
                          New York City IDA:
                             Civic Facilities Revenue:
   3,695,000   AAA             Horace Mann School Project, MBIA-Insured,
                                 5.000% due 7/1/18
3,362,450
   1,710,000   AAA             Lighthouse International Project, MBIA-Insured,
                                 4.500% due 7/1/23
1,397,925
                               The Lighthouse Project:
   1,000,000   NR                6.375% due 7/1/10
1,070,000
   2,250,000   NR                6.500% due 7/1/22
2,415,937

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------

                                       NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
=============
Industrial Development -- 7.5% (continued)
$    915,000   Aa2*          Prime Laboratories Inc., Series C,
                               7.700% Mandatory Tender 11/1/00
$  917,891
   8,000,000   AAA        Onondaga County IDA, Sewer Facilities Revenue,
                             (Bristol-Myers Squibb Co. Project),
                             5.750% due 3/1/24(c)
8,030,000
                          Port Authority of New York & New Jersey:
   8,000,000   BBB-          Delta Airlines Inc. Project, Series 1R,
                               6.950% due 6/1/08
8,500,000
  12,000,000   NR            Special Project, 5th Installment,
                               6.750% due 10/1/19(c)
12,570,000
   1,410,000   A+         Rensselaer County IDA, Albany International Corp.,
                             7.550% due 6/1/07(c)
1,586,250
   1,000,000   AAA        St. Lawrence County IDA, Civic Facilities Revenue,
                             (St. Lawrence University Project), Series A,
                             MBIA-Insured, 5.375% due 7/1/18
970,000
   1,250,000   AAA        Syracuse GO, IDA, James Square Association,
                             FHA-Insured, 7.000% due 8/1/25
1,307,813
   2,090,000   B2*        Warren & Washington Counties IDA, Resource
                             Recovery Revenue Bonds, Series A, 7.900% due
                             12/15/07
2,126,575
--------------------------------------------------------------------------------
------------

52,697,228
--------------------------------------------------------------------------------
------------
Life Care Systems -- 3.3%
                          New York State Dormitory Authority Revenue Bonds:
   1,100,000   Aa3*          Chapel Oaks Inc., 5.375% due 7/1/17
1,045,000
                             FHA-Insured:
   1,230,000   AAA             Crouse Community Center, 7.500% due 8/1/29
1,263,862
                               Genessee Valley:
   1,000,000   AA                Series A, 6.900% due 2/1/32
1,050,000
     685,000   AA                Series B, 6.850% due 8/1/16
720,962
   3,815,000   AA              Hebrew Nursing Home, 6.125% due 2/1/37
3,862,687
   1,290,000   AAA             Heritage House Nursing Center, 7.000% due 8/1/31
1,352,887
   2,450,000   AA-             Iroquois Nursing Home, 7.050% due 2/1/31
2,587,812
   2,050,000   AAA             Jewish Geriatric Center, 7.150% due 8/1/14
2,249,875
   1,500,000   AAA             Menorah Campus, Nursing Home,
                                 6.100% due 2/1/37
1,516,875
   1,600,000   AA              Niagara Frontier Home, Mortgage Revenue,
                                 6.200% due 2/1/15
1,682,000
   3,350,000   AA              Wesley Garden Nursing Home, 6.125% due 8/1/35
3,379,312
   2,160,000   A          Oneida Health Care Corp. Mortgage Revenue, Series A,
                             FHA-Insured, 7.200% due 8/1/31
2,241,000
     750,000   A          Onondaga County Industrial Development Agency,
                             Civic Facilities Revenue, (Syracuse Home Assistance
                             Project), 5.200% due 12/1/18
684,375
--------------------------------------------------------------------------------
------------

23,636,647
--------------------------------------------------------------------------------
------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------

                                        NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
=============
Miscellaneous -- 0.2%
$  1,655,000   AAA        New York City Trust Cultural Resource Revenue Bonds,
                             Series A, American Museum of Natural History,
                             AMBAC-Insured, 5.250% due 7/1/17
$ 1,586,731
--------------------------------------------------------------------------------
------------
Pollution Control Revenue -- 3.1%
   4,500,000   AAA        Dutchess County Resource Recovery Agency Revenue
                             Bonds, Solid Waste Management, Series A,
                             FGIC-Insured, 7.500% due 1/1/09
4,629,285
   3,000,000   A-         New York State Energy, Research & Development
                             Authority, LILCO Project, Series A, 5.150% due
                                                                  3/1/16
2,748,750
                          New York State Environmental Facilities Corp.:
   1,595,000   Baa1*         Huntington Project, 7.375% due 10/1/99(c)
1,595,000
                             State Clean Water & Drinking Revolving Fund,
                               Series B:
   1,260,000   AAA               5.250% due 4/15/17
1,209,600
   2,490,000   AAA               5.250% due 10/15/17
2,390,400
   1,740,000   AAA               5.250% due 4/15/18
1,663,875
   1,880,000   AAA               5.250% due 10/15/18
1,797,750
                             State Water Revolving Fund, Series A:
     805,000   Aaa*            7.250% due 6/15/10
857,325
   1,950,000   Aa1*            7.500% due 6/15/12
2,030,204
   1,000,000   AAA        North Country Development Authority, Solid Waste
                             Management System Revenue Refunding,
                             FSA-Insured, 6.000% due 5/15/15
1,057,500
   1,710,000   Aa3*       Puerto Rico Industrial, Medical & Environmental
                             Facilities Finance Authority Revenue, Series A,
                             American Airlines Inc., 6.450% due 12/1/25
1,780,538
--------------------------------------------------------------------------------
------------

21,760,227
--------------------------------------------------------------------------------
------------
Pre-Refunded(d) -- 11.7%
      35,000   NR         Battery Park City Authority Housing Revenue,
                             FHA-Insured, (Call 6/1/05 @ 100), 8.625% due 6/1/23
41,869
   1,000,000   AAA        Buffalo Municipal Water Finance Authority, Water
                             Systems Revenue, FGIC-Insured, (Call 7/1/06 @ 102),
                             6.100% due 7/1/26
1,096,250
   2,150,000   AAA        Monroe County Water Authority Revenue,
                             AMBAC-Insured, (Call 8/1/04 @ 101),
                             7.000% due 8/1/19
2,402,625
                          New York City GO:
      85,000   AAA           Series A, (Call 8/15/01 @ 101.5), 7.750% due
8/15/16     91,694
   4,000,000   AAA           Series B1, MBIA-Insured, (Call 8/15/04 @ 101),
                               6.950% due 8/15/12
4,465,000
   2,375,000   A-            Series H, (Call 2/1/02 @ 101.5), 7.000% due 2/1/21
2,547,187

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------


                                       NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
=============
Pre-Refunded(d) -- 11.7% (continued)
$  3,270,000   AAA        New York City Municipal Water Finance Authority, Water
                             & Sewer System Revenue, Series A, FSA-Insured,
                             (Call 6/15/01 @ 101), 7.000% due 6/15/15
$ 3,429,412
   5,000,000   Baa1*      New York State Dormitory Authority Revenue,
                             Department of Education, State of New York Issue,
                             (Call 7/1/01 @ 102), 7.750% due 7/1/21
5,393,750
                          New York State Energy, Research & Development
                             Authority, Electric Facilities Revenue:
   2,935,000   A-              Series A, (Call 6/15/02 @ 102),
                                 7.150% due 12/1/20(c)
3,180,806
   2,190,000   A-              Series B, (Call 6/15/02 @ 102),
                                 7.150% due 12/1/22(c)
2,378,888
                          New York State Medical Care Facilities Finance
                             Agency Revenue:
                               Hospital & Nursing Home, FHA-Insured:
   6,950,000   AA                Series A, (Call 2/15/04 @ 102),
                                    6.200% due 2/15/21
7,540,750
     115,000   AA                Series C, (Call 8/15/02 @ 102),
                                    6.650% due 8/15/32
124,488
                               MBIA-Insured:
     190,000   AAA               Call 2/15/00 @ 102, 7.750% due 2/15/20
196,487
     135,000   AAA               Partially Pre-Refunded, (Call 2/15/00 @ 102),
                                    7.750% due 2/15/20
139,393
                               Mental Health Improvement, Series F,
                                 (Call 8/15/02 @ 102):
   4,010,000   A-                   6.500% due 8/15/12
4,315,763
   3,885,000   A-                   6.500% due 2/15/19
4,181,231
     515,000   A-              Partially Pre-Refunded, (Call 2/15/00 @ 102),
                                 7.750% due 2/15/20
530,100
                               Series A:
   3,000,000   AAA               Beth Israel Medical Center, MBIA-Insured,
                                    (Call 11/1/00 @ 102), 7.500% due 11/1/10
3,177,300
   4,000,000   AAA               Brookdale Hospital Medical Center,
                                    (Call 2/15/05 @ 102), 6.800% due 8/15/12
4,480,000
   4,700,000   AAA               New York Downtown Hospital,
                                    (Call 2/15/05 @ 102), 6.800% due 2/15/20
5,264,000
                                 New York Hospital, Series A, FHA-Insured,
                                    (Call 2/15/05 @ 102):
   8,500,000   AAA                    6.800% due 8/15/24
9,520,000
   7,600,000   AAA                    6.500% due 8/15/29
8,407,500
   2,500,000   AAA                    6.900% due 8/15/34
2,812,500
   5,000,000   AAA               Secured Hospital Revenue Bonds 1991,
                                    (Call 8/15/01 @ 102), 7.400% due 8/15/21
5,387,500

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------


                                        NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
=============
Pre-Refunded(d) -- 11.7% (continued)
$  1,000,000   A1*        Orangetown Housing Authority, Housing Facility
                             Revenue, Orangetown Senior Housing Center,
                             (Call 10/1/00 @ 102), 7.600% due 4/1/30
$ 1,056,610
--------------------------------------------------------------------------------
------------

82,161,103
--------------------------------------------------------------------------------
------------
Public Facilities -- 2.5%
   1,000,000   A          Albany Parking Authority Revenue Refunding,
                             (Green & Hudson Street Garage Project), Series A,
                             7.150% due 9/15/16
1,042,500
     915,000   BBB+       New York State COP, (Hanson Redevelopment Project),
                             8.375% due 5/1/08
1,047,675
                          Triborough Bridge & Tunnel Authority:
   1,500,000   BBB+          Convention Center Project, Series E,
                               7.250% due 1/1/10
1,689,375
  10,125,000   Aa3*          General Purpose Revenue Bonds, Series B,
                               GO, 5.500% due 1/1/30
9,606,094
   5,000,000   AAA           Special Obligation, Series A, MBIA-Insured,
                               4.750% due 1/1/24
4,231,250
--------------------------------------------------------------------------------
------------

17,616,894
--------------------------------------------------------------------------------
------------
Short-Term(e) -- 0.2%
   1,600,000   VMIG 1*    New York GO, Series B2, Sub-Series B5,
                             MBIA-Insured, 3.000% due 8/15/11
1,600,000
--------------------------------------------------------------------------------
------------
Transportation -- 11.6%
                          Metropolitan Transportation Authority:
   5,000,000   AAA           Commuter Facilities Revenue, Series D, MBIA-
Insured,
                               5.000% due 7/1/16
4,625,000
   2,290,000   AAA           Dedicated Tax Fund, Series A, FSA-Insured,
                               5.125% due 4/1/19
2,109,662
                             Transit Facilities Revenue:
  10,000,000   AAA             Series A, MBIA-Insured, 5.625% due 7/1/25
9,750,000
  10,000,000   AAA             Series B, 4.750% due 7/1/26
8,362,500
   2,000,000   AAA             Series C, FSA-Insured, 4.750% due 7/1/16
1,777,500
   5,000,000   BBB+            Series N, 7.125% due 7/1/09
5,400,000
   2,250,000   AAA        Monroe County Airport Authority, Airport Revenue,
                             Greater Rochester International, MBIA-Insured,
                             7.250% due 1/1/19(c)
2,310,975

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------


                                         NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
=============
Transportation -- 11.6% (continued)
$  4,230,000   AAA        New York State Highway Authority, Emergency Services,
                             Construction & Reconstruction, Series A,
                             FSA-Insured, 6.600% due 3/1/01
$ 4,372,763
                          New York State Thruway Authority, General Revenue
                             Bonds, Series E, GO:
   1,545,000   AA-             5.000% due 1/16/16
1,423,331
   5,000,000   AA-             5.000% due 1/1/25
4,393,750
                          New York State Thruway Authority, Local Highway &
                             Bridge Authority, FGIC-Insured:
   7,010,000   AAA             Series A, 5.000% due 4/1/19
6,361,575
  15,000,000   AAA             Series B, 5.000% due 4/1/19
13,612,500
   1,000,000   AAA        Niagara Falls Bridge Authority, Toll Revenue, Series
B,
                             FGIC-Insured, 5.250% due 10/1/15
980,000
  17,000,000   A          Puerto Rico Commonwealth Highway & Transportation
                             Authority Revenue Refunding, Series Y,
                             5.500% due 7/1/36
16,256,250
--------------------------------------------------------------------------------
------------

81,735,806
--------------------------------------------------------------------------------
------------
Utilities -- 2.8%
   7,000,000   AAA        Long Island Power Authority, Series A,
                             FSA-Insured, 5.000% due 12/1/15
6,510,000
                          New York State Energy, Research & Development
                             Authority, Electric Facilities Revenue:
   1,065,000   Aaa*            Series A, 7.150% due 12/1/20(c)
1,135,556
     810,000   A2*             Series B, 7.150% due 2/1/22(c)
863,663
                          New York State Energy, Research & Development
                             Authority, Facilities Revenue Bonds:
   3,000,000   A1*             Brooklyn Union Gas Co. Project, Regular RIBS,
                                 Series B, 10.284% due 7/15/26(c)(f)
3,420,000
   5,750,000   A+              Consolidated Edison Co. Inc. Project, Series A,
                                 7.125% due 12/1/29(c)
6,296,250
   1,500,000   Baa2*           Corning National Gas Corp., Series A,
                                 8.250% due 12/1/18(c)
1,545,270
--------------------------------------------------------------------------------
------------

19,770,739
--------------------------------------------------------------------------------
------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedules of Investments (unaudited)(continued)               September 30, 1999
--------------------------------------------------------------------------------

                                         NEW YORK PORTFOLIO

    FACE
   AMOUNT      RATING(a)                      SECURITY
VALUE
================================================================================
============
Water & Sewer -- 1.0%
                          New York State Environmental Facilities Corp.,
                             Clean Water & Drinking Revolving Funds:
$  6,520,000   Aa1*            Series C, 5.000% due 6/15/16
$  5,998,400
   1,000,000   Aa1*            Series F, 5.250% due 6/15/14
976,250
--------------------------------------------------------------------------------
------------

6,974,650
--------------------------------------------------------------------------------
------------
                          TOTAL INVESTMENTS -- 100%
                          (Cost -- $703,179,525**)
$704,963,780
================================================================================
============
(a)  All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) are rated by Moody's Investors Service, Inc.
(b)  Bond is escrowed to maturity by U.S. government securities and is considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.
(c)  Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d)  Bond is escrowed by U.S. government securities and is considered by the
     Manager to be triple-A rated even if issuer has not applied for new ratings.
(e)  Variable rate municipal bonds and notes are payable upon not more than seven business days' notice.
(f)  Residual interest bond -- coupon varies inversely with level of short-term tax-exempt interest rates.
     ** Aggregate cost for Federal income tax purposes is substantially the same.
     See pages 28 through 30 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties of exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B    -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

NR   -- Indicates the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
28                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Security Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1   -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1    -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
P-1    -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.
MIG1   -- Moody's highest rating for short-term municipal obligations.
MIG 2  -- Moody's second highest rating for short-term municipal obligations.


--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ABAG   -- Association of Bay Area Governments
AIG    -- American International Guaranty
AMBAC  -- AMBAC Indemnity Corporation
BAN    -- Bond Anticipation Notes
BIG    -- Bond Investors Guaranty
BOCES  -- Board of Cooperative Education Services
CGIC   -- Capital Guaranty Insurance Company
COP    -- Certificate of Participation
CSD    -- Central School District
ETM    -- Escrowed to Maturity
FAIRS  -- Floating Adjustable Interest Rate Securities
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FRTC   -- Floating Rate Trust Certificates
FSA    -- Financial Security Assurance
GDB    -- Government Development Bank
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HDC    -- Housing Development Corporation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Authority


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

--------------------------------------------------------------------------------
Security Descriptions (unaudited) (continued)
--------------------------------------------------------------------------------

IDB    -- Industrial Development Board
IDR    -- Industrial Development Revenue
Inflos -- Inverse Floaters
IRB    -- Industrial Revenue Bonds
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
MVRICS -- Municipal Variable Rate Inverse Coupon Security
PART   -- Partnership Structure
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
RAN    -- Revenue Anticipation Notes
RIBS   -- Residual Interest Bonds
SAVRS  -- Select Auction Variable Rate Securities
SONYMA -- State of New York Mortgage Association
SWAP   -- SWAP Structure
TAN    -- Tax Anticipation Notes
TECP   -- Tax Exempt Commercial Paper
TOB    -- Tender Option Bond Structure
TRAN   -- Tax and Revenue Anticipation Notes
UFSD   -- Union Free School District
VRDD   -- Variable Rate Demand Note
VRWE   -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
30                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (unaudited)              September 30, 1999
--------------------------------------------------------------------------------



                                                            New York Money
New York
                                                          Market Portfolio
Portfolio
--------------------------------------------------------------------------------
------------
ASSETS:
   Investments, at value (Cost -- $1,366,956,486 and
     $703,179,525, respectively)                           $1,366,956,486
$704,963,780
   Cash                                                           257,458
21,435
   Interest receivable                                          7,817,007
11,367,809
   Receivable for securities sold                                      --
1,148,000
   Receivable for Fund shares sold                                     --
167,154
   Other assets                                                   239,542
864
--------------------------------------------------------------------------------
------------
   Total Assets                                             1,375,270,493
717,669,042
--------------------------------------------------------------------------------
------------
LIABILITIES:
   Payable for securities purchased                             5,001,521
11,721,924
   Dividends payable                                            1,905,108
--
   Management fees payable                                        556,891
299,547
   Distribution fees payable                                       47,580
50,368
   Deferred compensation payable                                    8,560
10,076
   Payable for Fund shares purchased                                   --
3,701
   Accrued expenses                                               150,000
64,680
--------------------------------------------------------------------------------
------------
   Total Liabilities                                            7,669,660
12,150,296
--------------------------------------------------------------------------------
------------
Total Net Assets                                           $1,367,600,833
$705,518,746
--------------------------------------------------------------------------------
------------
NET ASSETS:
   Par value of shares of beneficial interest                 $ 1,367,774
$ 54,888
   Capital paid in excess of par value                      1,366,406,572
707,230,210
   Undistributed net investment income                                 --
79,862
   Accumulated net realized loss
     from security transactions                                  (173,513)
(3,630,469)
   Net unrealized appreciation of investments                           --
1,784,255
--------------------------------------------------------------------------------
------------
Total Net Assets                                           $1,367,600,833
$705,518,746
--------------------------------------------------------------------------------
------------
Shares Outstanding:
   Class A                                                  1,367,774,346
40,104,760
   -----------------------------------------------------------------------------
------------
   Class B                                                             --
13,304,681
   -----------------------------------------------------------------------------
------------
   Class L                                                             --
1,478,575
   -----------------------------------------------------------------------------
------------
Net Asset Value:
   Class A (and redemption price)                                   $1.00
$12.86
   -----------------------------------------------------------------------------
------------
   Class B *                                                           --
$12.85
   -----------------------------------------------------------------------------
------------
   Class L **                                                          --
$12.84
   -----------------------------------------------------------------------------
------------
Maximum Public Offering Price Per Share:
   Class A (net asset value plus 4.17% of net asset value)             --
$13.40
   -----------------------------------------------------------------------------
------------
   Class L (net asset value plus 1.01% of net asset value)             --
$12.97
================================================================================
============

* Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSCif shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

--------------------------------------------------------------------------------
Statements of Operations (unaudited)
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 1999


                                                            New York Money
New York
                                                           Market Portfolio
Portfolio
--------------------------------------------------------------------------------
------------
INVESTMENT INCOME:
   Interest                                                $   22,542,828
$ 21,316,818
--------------------------------------------------------------------------------
------------
EXPENSES:
   Management fees (Note 4)                                     3,526,988
1,852,312
   Distribution fees (Note 4)                                     705,398
1,062,928
   Shareholder and system servicing fees                          280,539
143,478
   Registration fees                                               53,135
7,521
   Shareholder communications                                      30,750
25,119
   Custody                                                         16,109
18,049
   Audit and legal                                                 13,359
9,928
   Trustees' fees                                                   3,477
3,009
   Pricing service fees                                                --
12,634
   Other                                                            7,444
8,145
--------------------------------------------------------------------------------
------------
   Total Expenses                                               4,637,199
3,143,123
--------------------------------------------------------------------------------
------------
Net Investment Income                                          17,905,629
18,173,695
--------------------------------------------------------------------------------
------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 5):
   Realized Loss From Security Transactions
   (excluding short-term securities*):
     Proceeds from sales                                    2,095,124,753
143,278,724
     Cost of securities sold                                2,095,204,180
147,141,449
--------------------------------------------------------------------------------
------------
   Net Realized Loss                                              (79,427)
(3,862,725)
--------------------------------------------------------------------------------
------------
   Change in Net Unrealized Appreciation of Investments:
     Beginning of period                                               --
44,396,530
     End of period                                                     --
1,784,255
--------------------------------------------------------------------------------
------------
   Decrease in Net Unrealized Appreciation                             --
(42,612,275)
--------------------------------------------------------------------------------
------------
Net Loss on Investments                                           (79,427)
(46,475,000)
--------------------------------------------------------------------------------
------------
Increase (Decrease) in Net Assets From Operations          $   17,826,202
$(28,301,305)
--------------------------------------------------------------------------------
------------

* Represents net realized gains only from the sale of short-term securities for the New York Money Market Portfolio.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
32                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 1999 (unaudited) and the Year Ended March 31, 1999


New York Money Market Portfolio                             September 30
March 31
--------------------------------------------------------------------------------
------------
OPERATIONS:
   Net investment income                                    $ 17,905,629
$ 32,445,056
   Net realized gain (loss)                                      (79,427)
110,729
--------------------------------------------------------------------------------
------------
   Increase in Net Assets From Operations                     17,826,202
32,555,785
--------------------------------------------------------------------------------
------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                     (17,905,629)
(32,445,466)
--------------------------------------------------------------------------------
------------
   Decrease in Net Assets From
     Distributions to Shareholders                           (17,905,629)
(32,445,466)
--------------------------------------------------------------------------------
------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Net proceeds from sale of shares                        2,663,479,845
4,688,765,979
   Net asset value of shares issued
     for reinvestment of dividends                            17,105,931
31,572,842
   Cost of shares reacquired                              (2,692,641,608)
(4,501,713,460)
--------------------------------------------------------------------------------
------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                 (12,055,832)
218,625,361
--------------------------------------------------------------------------------
------------
Increase (Decrease) in Net Assets                            (12,135,259)
218,735,680
NET ASSETS:
   Beginning of period                                     1,379,736,092
1,161,000,412
--------------------------------------------------------------------------------
------------
   End of period                                          $1,367,600,833
$1,379,736,092
================================================================================
============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       33

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (continued)
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 1999 (unaudited) and the Year Ended March 31, 1999



New York Portfolio                                          September 30
March 31
--------------------------------------------------------------------------------
------------
OPERATIONS:
   Net investment income                                    $ 18,173,695
$ 36,593,367
   Net realized gain (loss)                                   (3,862,725)
5,085,143
   Decrease in net unrealized appreciation                   (42,612,275)
(1,673,251)
--------------------------------------------------------------------------------
------------
   Increase (Decrease) in Net Assets From Operations         (28,301,305)
40,005,259
--------------------------------------------------------------------------------
------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
   Net investment income                                     (18,086,426)
(36,595,900)
   Net realized gains                                                 --
(15,207,668)
--------------------------------------------------------------------------------
------------
   Decrease in Net Assets From
     Distributions to Shareholders                           (18,086,426)
(51,803,568)
--------------------------------------------------------------------------------
------------
FUND SHARE TRANSACTIONS (NOTE 8):
   Proceeds from sale of shares                               37,922,435
115,233,343
   Net asset value of shares issued
     for reinvestment of dividends                            10,683,175
32,044,219
   Cost of shares reacquired                                 (62,322,480)
(129,108,886)
--------------------------------------------------------------------------------
------------
   Increase (Decrease) in Net Assets From
     Fund Share Transactions                                 (13,716,870)
18,168,676
--------------------------------------------------------------------------------
------------
Increase (Decrease) in Net Assets                            (60,104,601)
6,370,367
NET ASSETS:
   Beginning of period                                       765,623,347
759,252,980
--------------------------------------------------------------------------------
------------
   End of period*                                           $705,518,746
$765,623,347
================================================================================
============
* Includes undistributed (overdistributed)
     net investment income of:                                   $79,862
$(7,407)
================================================================================
============

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
34                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
1.   Significant Accounting Policies

The New York Money Market and New York Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and seven other separate investment portfolios: Florida, Georgia, Pennsylvania, Limited Term, National, Massachusetts Money Market and California Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) with respect to the New York Portfolio, securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; the New York Money Market Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (d) securities for which market quotations are not available will be valued in good faith at fair value by or under the directions of the Board of Trustees; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) the Portfolios intend to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve them from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1999, reclassifications were made to the New York Money Market Portfolio's overdistributed net investment income and accumulated net realized gains to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       35

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

2. Portfolio Concentration

Since the Portfolios invest primarily in obligations of issuers within New York, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting New York.

3. Exempt-Interest Dividends and Other Distributions

The New York Money Market Portfolio declares and records a dividend of substantially all of its net investment income on each business day. Such dividends are paid or reinvested monthly in Portfolio shares on the payable date. Furthermore, each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The New York Money Market Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. The New York Portfolio pays SSBC a management fee calculated at the annual rate of 0.50% of its average daily net assets. These fees are calculated daily and paid monthly.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is also a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares of the New York Portfolio, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

--------------------------------------------------------------------------------
36                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

For the six months ended September 30, 1999, SSB received sales charges of approximately $234,000 and $29,000 on sales of the New York Portfolio's Class A and L shares, respectively. In addition, for the six months ended September 30, 1999, CDSCs paid to SSB or CFBDS were approximately:

                                         Class B              Class L
--------------------------------------------------------------------------------
New York Portfolio                       $72,000              $4,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the New York Money Market Portfolio pays a distribution fee calculated at the annual rate of 0.10% of the average daily net assets of its Class A shares. The New York Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the New York Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the six months ended September 30, 1999, total Distribution Plan fees incurred were:

Portfolio                               Class A        Class B       Class L
--------------------------------------------------------------------------------
New York Money Market                  $705,398             --            --
--------------------------------------------------------------------------------
New York                                404,933       $592,225       $65,770
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.

5. Investments

During the six months ended September 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                    New York Money                    New York
                                   Market Portfolio                  Portfolio
--------------------------------------------------------------------------------
Purchases                                       --                 $139,074,042
--------------------------------------------------------------------------------
Sales                                           --                  143,278,724
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       37

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At September 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                        New York Money             New York
                                       Market Portfolio            Portfolio
--------------------------------------------------------------------------------
Gross unrealized appreciation                        --           $22,313,743
Gross unrealized depreciation                        --           (20,529,488)
--------------------------------------------------------------------------------
Net unrealized appreciation                          --           $ 1,784,255
--------------------------------------------------------------------------------

6. Futures Contracts

The New York Portfolio may from time to time enter into futures contracts.

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 1999, the Portfolio had no open futures contracts.

7. Capital Loss Carryforward

At March 31, 1999, the New York Money Market Portfolio had, for Federal income tax purposes, approximately $96,000 of capital loss carryforwards expiring March 31, 2000 which are available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

--------------------------------------------------------------------------------
38                                      1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

8. Shares of Beneficial Interest

At September 30, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 1999, total paid-in capital amounted to the following for each class and their respective Portfolio:

Portfolio                           Class A           Class B          Class L
-------------------------------------------------------------------------------
New York Money Market            $1,367,774,346               --             --
-------------------------------------------------------------------------------
New York                            504,259,241     $182,980,282    $20,045,575
-------------------------------------------------------------------------------

Transactions in shares of each class were as follows:



                                                    Six Months Ended
Year Ended
                                                   September 30, 1999
March 31, 1999
New York                                 --------------------------------------
--------------------------------------
Money Market Portfolio                       Shares                  Amount
Shares                  Amount
================================================================================
===============================================
Class A
Shares sold                               2,663,479,845         $ 2,663,479,845
4,688,765,979         $ 4,688,765,979
Shares issued on reinvestment                17,105,931              17,105,931
31,572,842              31,572,842
Shares reacquired                        (2,692,641,608)         (2,692,641,608)
(4,501,713,460)         (4,501,713,460)
--------------------------------------------------------------------------------
-----------------------------------------------
Net Increase (Decrease)                     (12,055,832)        $   (12,055,832)
218,625,361         $   218,625,361
================================================================================
===============================================

New York Portfolio
================================================================================
===============================================
Class A
Shares sold                                   2,086,973         $    27,799,768
6,136,857         $    85,359,204
Shares issued on reinvestment                   605,582               8,005,617
1,709,746              23,667,296
Shares reacquired                            (3,179,302)            (42,142,362)
(7,094,852)            (98,680,940)
--------------------------------------------------------------------------------
-----------------------------------------------
Net Increase (Decrease)                        (486,747)        $    (6,336,977)
751,751         $    10,345,560
================================================================================
===============================================
Class B
Shares sold                                     482,934         $     6,408,592
1,502,683         $    20,871,651
Shares issued on reinvestment                   181,252               2,394,955
558,853               7,727,572
Shares reacquired                            (1,365,991)            (18,120,003)
(2,064,796)            (28,667,854)
--------------------------------------------------------------------------------
-----------------------------------------------
Net Decrease                                   (701,805)        $    (9,316,456)
(3,260)        $       (68,631)
================================================================================
===============================================
Class L*
Shares sold                                     278,108         $     3,714,075
648,457         $     9,002,488
Shares issued on reinvestment                    21,419                 282,603
47,032                 649,351
Shares reacquired                              (154,020)             (2,060,115)
(127,053)             (1,760,092)
--------------------------------------------------------------------------------
-----------------------------------------------
Net Increase                                    145,507         $     1,936,563
568,436         $     7,891,747
================================================================================
===============================================

* On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       39

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year ended March 31, except where noted:


                                                     New York Money Market
Portfolio
                                       -----------------------------------------
--------------------
Class A Shares                         1999(1)       1999      1998      1997
1996      1995
================================================================================
====================
Net Asset Value,
   Beginning of Period                 $ 1.00      $ 1.00    $ 1.00    $ 1.00
$ 1.00    $ 1.00
--------------------------------------------------------------------------------
--------------------
Net investment income                   0.013       0.027     0.030     0.028
0.038     0.025
Dividends from net
   investment income                   (0.013)     (0.027)   (0.030)   (0.028)
(0.038)   (0.025)
--------------------------------------------------------------------------------
--------------------
Net Asset Value,
   End of Period                       $ 1.00      $ 1.00    $ 1.00    $ 1.00
$ 1.00    $ 1.00
--------------------------------------------------------------------------------
--------------------
Total Return                             1.28%++     2.72%     3.04%     2.85%
3.17%     2.49%
--------------------------------------------------------------------------------
--------------------
Net Assets,
   End of Period (millions)            $1,368      $1,380    $1,161    $  937
$  882    $  708
--------------------------------------------------------------------------------
--------------------
Ratios to Average Net Assets:
   Expenses(2)                           0.67%+      0.65%     0.65%     0.67%
0.67%     0.68%
   Net investment income                 2.54+       2.65      2.99      2.80
3.11      2.94
================================================================================
====================

(1)  For the six months ended September 30, 1999 (unaudited).
(2) As a result of voluntary expense limitations, the expense ratio will not exceed 0.80% for Class A shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
40                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year ended March 31, except where noted:


                                                                     New York
Portfolio
                                  ----------------------------------------------
-------------------------------------------
Class A Shares                     1999(1)(2)         1999(2)         1998
1997           1996          1995(3)
================================================================================
===========================================
Net Asset Value,
   Beginning of Period               $13.69           $13.91         $13.16
$13.19         $12.83         $12.83
--------------------------------------------------------------------------------
-------------------------------------------
Income (Loss) From
Operations:
   Net investment income               0.34             0.68           0.72
0.74           0.75           0.76
   Net realized and
     unrealized gain (loss)           (0.83)            0.07           0.81
(0.03)          0.35           0.01*
--------------------------------------------------------------------------------
-------------------------------------------
Total Income (Loss)
   From Operations                    (0.49)            0.75           1.53
0.71           1.10           0.77
--------------------------------------------------------------------------------
-------------------------------------------
Less Distributions From:
   Net investment income              (0.34)           (0.70)         (0.73)
(0.74)         (0.74)         (0.77)
   Net realized gains                    --            (0.27)         (0.05)
--             --             --
--------------------------------------------------------------------------------
-------------------------------------------
Total Distributions                   (0.34)           (0.97)         (0.78)
(0.74)         (0.74)         (0.77)
--------------------------------------------------------------------------------
-------------------------------------------
Net Asset Value,
   End of Period                     $12.86           $13.69         $13.91
$13.16         $13.19         $12.83
--------------------------------------------------------------------------------
-------------------------------------------
Total Return                          (3.65)%++         5.50%         11.83%
5.48%          8.71%          6.32%
--------------------------------------------------------------------------------
-------------------------------------------
Net Assets,
   End of Period (millions)          $  516           $  556         $  554
$  531         $  558         $   83
--------------------------------------------------------------------------------
-------------------------------------------
Ratios to Average
Net Assets:
   Expenses(4)                         0.71%+           0.70%          0.71%
0.75%          0.72%          0.63%
   Net investment income               5.06+            4.94           5.28
5.58           5.84           6.00
--------------------------------------------------------------------------------
-------------------------------------------
Portfolio Turnover Rate                  19%              60%            71%
53%            36%            30%
================================================================================
===========================================

(1)  For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85% for Class A shares.
* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       41

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                                            New York Portfolio
                                  ----------------------------------------------
---------------------------
Class B Shares                     1999(1)(2)      1999(2)      1998        1997
1996       1995(3)
================================================================================
===========================
Net Asset Value,
   Beginning of Period               $13.68        $13.89      $13.15
$13.18      $12.84      $11.96
--------------------------------------------------------------------------------
---------------------------
Income (Loss)
From Operations:
   Net investment income               0.30          0.61        0.65
0.67        0.67        0.31
   Net realized and
     unrealized gain (loss)           (0.83)         0.07        0.80
(0.03)       0.35        0.86*
--------------------------------------------------------------------------------
---------------------------
Total Income (Loss)
   From Operations                    (0.53)         0.68        1.45
0.64        1.02        1.17
--------------------------------------------------------------------------------
---------------------------
Less Distributions From:
   Net investment income              (0.30)        (0.62)      (0.66)
(0.67)      (0.68)      (0.29)
   Net realized gains                    --         (0.27)      (0.05)         -
-          --          --
--------------------------------------------------------------------------------
---------------------------
Total Distributions                   (0.30)        (0.89)      (0.71)
(0.67)      (0.68)      (0.29)
--------------------------------------------------------------------------------
---------------------------
Net Asset Value,
   End of Period                     $12.85        $13.68      $13.89
$13.15      $13.18      $12.84
--------------------------------------------------------------------------------
---------------------------
Total Return                          (3.92)%++      5.02%      11.19%
4.96%       8.05%       9.92%++
--------------------------------------------------------------------------------
---------------------------
Net Assets,
   End of Period (millions)          $  171        $  192      $  195      $
185      $  181      $    4
--------------------------------------------------------------------------------
---------------------------
Ratios to Average
Net Assets:
   Expenses(4)                         1.23%+        1.23%       1.23%
1.27%       1.25%       1.27%+
   Net investment income               4.54+         4.42        4.76
5.06        5.45        5.76+
--------------------------------------------------------------------------------
---------------------------
Portfolio Turnover Rate                  19%           60%         71%
53%         36%         30%
================================================================================
===========================

(1)  For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from November 11, 1994 (inception date) to March 31, 1995.
(4) As a result of voluntary expense limitations, the expense ratio will not exceed 1.35% for Class B shares.
* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.
++ Total return is not annualized, as the result may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
42                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each year ended March 31, except where noted:


                                                               New York
Portfolio
                                   ---------------------------------------------
-------------------------------
Class L Shares                      1999(1)(2)     1999(2)(3)      1998
1997        1996       1995(4)
================================================================================
===============================
Net Asset Value,
   Beginning of Period               $ 13.67        $ 13.88      $ 13.14      $
13.17      $12.83      $12.82
--------------------------------------------------------------------------------
-------------------------------
Income (Loss)
From Operations:
   Net investment income                0.30           0.60         0.64
0.66        0.66        0.68
   Net realized and
     unrealized gain (loss)            (0.83)          0.07         0.80
(0.02)       0.36        0.01*
--------------------------------------------------------------------------------
-------------------------------
Total Income (Loss)
   From Operations                     (0.53)          0.67         1.44
0.64        1.02        0.69
--------------------------------------------------------------------------------
-------------------------------
Less Distributions From:
   Net investment income               (0.30)         (0.61)       (0.65)
(0.67)      (0.68)      (0.68)
   Net realized gains                     --          (0.27)       (0.05)
--          --          --
--------------------------------------------------------------------------------
-------------------------------
Total Distributions                    (0.30)         (0.88)       (0.70)
(0.67)      (0.68)      (0.68)
--------------------------------------------------------------------------------
-------------------------------
Net Asset Value,
   End of Period                     $ 12.84        $ 13.67      $ 13.88      $
13.14      $13.17      $12.83
--------------------------------------------------------------------------------
-------------------------------
Total Return                           (3.95)%++       4.95%       11.13%
4.91%       8.07%       5.66%
--------------------------------------------------------------------------------
-------------------------------
Net Assets,
   End of Period (000s)              $18,980        $18,221      $10,611
$10,055      $8,931      $5,896
--------------------------------------------------------------------------------
-------------------------------
Ratios to Average
Net Assets:
   Expenses(5)                          1.27%+         1.27%        1.28%
1.32%       1.28%       1.28%
   Net investment income                4.51+          4.37         4.71
5.01        5.02        5.38
--------------------------------------------------------------------------------
-------------------------------
Portfolio Turnover Rate                   19%            60%          71%
53%         36%         30%
================================================================================
===============================

(1)  For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(5) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40% for Class L shares.
* Includes the per share effect of shareholder sale and redemption activity during the year, most of which occurred at a net asset value less than the net asset value at the beginning of the year.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       43

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

On April 19, 1999, a special meeting of shareholders of the Fund was held for the purpose of electing Trustees to the Fund.

The results were as follows:


                               Shares        Percentage       Shares
Percentage
                               Voted         of Shares        Voted        of
Shares
Name of Trustees                For            Voted         Against
Voted
--------------------------------------------------------------------------------
-------
Lee Abraham               1,350,265,160.850    97.943%    28,359,584.139
2.057%
Allan J. Bloostein        1,351,356,664.226    98.022     27,268,080.763
1.978
Jane F. Dasher            1,352,390,291.715    98.097     26,234,453.274
1.903
Donald R. Foley           1,350,867,506.020    97.987     27,757,238.969
2.013
Richard E. Hanson, Jr.    1,351,302,644.963    98.018     27,322,100.026
1.982
Paul Hardin               1,352,452,572.699    98.102     26,172,172.290
1.898
Heath B. McLendon         1,352,481,643.116    98.104     26,143,101.873
1.896
Roderick C. Rasmussen     1,351,438,798.818    98.028     27,185,946.171
1.972
John P. Toolan            1,352,497,455.395    98.105     26,127,289.594
1.895
--------------------------------------------------------------------------------
-------

--------------------------------------------------------------------------------
44                                       1999 Semi-Annual Report to Shareholders

                              SALOMON SMITH BARNEY
                              ---------------------------------
                                          A member of citigroup

Trustees                               Custodian
Lee Abraham                            PNC Bank, N.A.
Allan J. Bloostein
Jane F. Dasher                         Shareholder
Donald R. Foley                        Servicing Agent
Richard E. Hanson, Jr.                 Smith Barney Private Trust
Paul Hardin                            388 Greenwich Street, 22nd Floor
Heath B. McLendon, Chairman            New York, New York 10013
Roderick C. Rasmussen
John P. Toolan                         Sub-Shareholder
                                       Servicing Agent
Joseph H. Fleiss, Emeritus             First Data Investor Services Group, Inc.
                                       P.O. Box 9699
Officers                               Providence, Rhode Island 02940-9699
Heath B. McLendon
President and                          This report is submitted for the
Chief Executive Officer                general information of the
                                       shareholders of Smith Barney
Lewis E. Daidone                       Muni Funds -- New York Money
Senior Vice President                  Market and New York Portfolios.
and Treasurer                          It is not authorized for
                                       distribution to prospective
Joseph P. Deane                        investors unless accompanied or
Vice President                         preceded by a current Prospectus
                                       for the Portfolios, which
Joseph Benevento                       contains information concerning
Vice President                         the Portfolios' investment
                                       policies and expenses as well as
Irving P. David                        other pertinent information.
Controller --  New York
Money Market Portfolio                 Salomon Smith Barney is a service mark of
                                       Salomon Smith Barney Inc.
Anthony Pace
Controller --  New York Portfolio      Smith Barney Muni Funds
                                       388 Greenwich Street, MF-2
Christina T. Sydor                     New York, New York 10013
Secretary
                                       www.smithbarney.com/mutualfunds
Investment Manager
SSB Citi Fund Management LLC           FD0807 11/99

Distributor
CFBDS, Inc.

                                   [GRAPHIC]


[GRAPHIC]                 Smith Barney Muni Funds
                          National
                          Portfolio

                          ------------------
                          SEMI-ANNUAL REPORT
                          ------------------

                          September 30, 1999

                          Smith Barney
                          Mutual Funds

           NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney Muni Funds
National Portfolio


The Smith Barney Muni Funds -- National Portfolio seeks to pay its shareholders as high a level of monthly income exempt from federal income taxes as is consistent with prudent investing. (Please note that a portion of the income from this Fund may be subject to the Alternative Minimum Tax.)


Smith Barney Muni Funds -- National Portfolio Average Annual Total Returns September 30, 1999

                               Without Sales Charges/(1)/
--------------------------------------------------------------------------------
                         Class A         Class B           Class L
--------------------------------------------------------------------------------
Six-Month+                (3.53)%         (3.71)%          (3.75)%
One-Year                  (2.98)          (3.41)           (3.49)
Five-Year                  6.48             N/A             5.85
Ten-Year                   7.53             N/A              N/A
Since Inception++          7.39            7.12             5.42
--------------------------------------------------------------------------------

                                    With Sales Charges/(2)/
--------------------------------------------------------------------------------
                         Class A         Class B           Class L
--------------------------------------------------------------------------------
Six-Month+                (7.37)%         (7.94)%          (5.64)%
One-Year                  (6.85)          (7.50)           (5.38)
Five-Year                  5.61             N/A             5.64
Ten-Year                   7.09             N/A              N/A
Since Inception++          7.06            6.96             5.26
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed also within the first year of purchase.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively. We are seeking to attain what we think is an optimal balance between our high and low coupon structures in the National Portfolio.

--------------------------------------------------------------------------------
FUND HIGHLIGHT
--------------------------------------------------------------------------------

We are seeking to incorporate additional call protection into the Portfolio by selling off some of our older higher coupon bonds with shorter calls, replacing them with bonds that have similar high coupon structure but are not subject to early call.

--------------------------------------------------------------------------------
NASDAQ SYMBOL
--------------------------------------------------------------------------------
           Class A                      SBBNX
           Class B                      SBNBX
           Class L                      SBNLX

--------------------------------------------------------------------------------
What's inside
--------------------------------------------------------------------------------

Shareholder Letter.............................................1

Historical Performance.........................................4

Smith Barney Muni Funds -- National Portfolio
at a Glance....................................................6

Schedule of Investments........................................7

Statement of Assets and Liabilities...........................20

Statement of Operations.......................................21

Statements of Changes in Net Assets...........................22

Notes to Financial Statements.................................23

Financial Highlights..........................................26

Additional Shareholder Information............................28

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO]                      [PHOTO]
HEATH B.                     PETER M.
MCLENDON                     COFFEY

Chairman                     Vice President

Dear Shareholder:
We are pleased to provide the semi-annual report for the Smith Barney Muni Funds -- National Portfolio ("Portfolio") for the period ended September 30, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.

Performance Update
For the six months ended September 30, 1999, the Class A, B and L shares of the Portfolio returned negative total returns of 3.53%, 3.71% and 3.75% without sales charges, respectively. In comparison, the average total return for general municipal bond funds for the same period was a negative 3.63%, according to Lipper, Inc., an independent fund-tracking organization.

Smith Barney Muni Funds -- National Portfolio
Cumulative Total Returns -- Without Sales Charges/1/
Your Portfolio continues to be a consistent performer among its Lipper peers./2/

                                                Lipper Peer
                       Class A Shares          Group Average
                       --------------          -------------
One-Year                    (2.98)%                (3.07)%
Five-Year                   36.92                  32.52
Ten-Year                   106.62                  91.91

Based on its net asset value ("NAV") of $13.12 as of September 30, 1999 for Class A shares and the current monthly income distribution rate of $0.061 per Class A share, this equates to an annualized distribution rate of 5.58%.


Market and Economic Overview
Current market conditions can be characterized by a strong economy, with growth of demand continuing to outpace supply, but with signs of inflation to be virtually non-existent. Moreover, the unemployment rate is at a 30-year low, and the yield curve has steepened. (The yield curve shows the difference between short- and long-term rates.)

Despite the fact that the bond market has had numerous seemingly valid reasons to trade lower lately, the bond market has resisted them. Instead, the yield for the 30-year Treasury bond has stayed within a narrow 40 basis point trading range since the beginning of June. (A basis point is 0.01%, or one one-hundredth of a percent.)

One of the biggest challenges facing the bond markets recently has been the decline of the U.S. dollar against the yen. Yet, because the dollar's weakness has been limited to the yen, there has been little concern about possible capital outflows from the U.S. or higher inflation. Similarly, the rise in oil prices

---------------
/1/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares.

---------------
/2/ Lipper compares a fund's returns to the average of its peer group. The Fund's Lipper peer group is made up of 258 general municipal debt funds. Past performance is not a guarantee of future results. An Investors' shares when redeemed may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1
has not translated into higher bond yields because inflation in general does not appear to be a factor. The same holds true for the recent surge in gold prices, which we do not view as a harbinger of higher inflation or higher yields.

Fixed income prices have come under some pressure as a result of higher interest rates, a strong U.S. economy and improving market conditions overseas. U.S. Treasuries have remained in a narrow trading range just above 6%, while long-term municipal bonds are yielding approximately 95% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

One positive trend for the market has been the lower of supply of new bonds. The U.S. Treasury Department has been paying down the national debt, and the latest figures from the Clinton Administration show an estimated budget surplus of about $115 billion for the current fiscal year.


Investment Strategy
As previously noted, the Smith Barney Muni Funds -- National Portfolio seeks to provide investors with as high a level of current income exempt from federal income taxes as is consistent with prudent investing./3/ During the period, the Portfolio continued to maintain its bias towards good quality, higher-coupon bonds.

We are seeking to attain what we think is an optimal balance between our high and low coupon structures in the National Portfolio. We are also seeking to incorporate additional call protection into the Portfolio by selling off some of our higher coupon bonds with shorter calls, and replacing them with bonds that have similar high coupon structure, but are not subject to an early call.

Yet our bias lately has been toward higher coupons, as we believe they currently offer excellent relative value. Our objective is to create a built-in income stream for a long-term time horizon when interest rates rise. To this end, we have focused on securities with high credit quality and good call protection, as we believe they offer good long-term value.

Moreover, we have a fairly long weighted average life in the Portfolio because we believe that the risk of higher inflation at the present time is negligible. As of September 30, 1999, the weighted average life of the Portfolio was 15.1 years. In addition, we have placed a greater emphasis on call protection that should provide our shareholders with more consistent income if interest rates go down.

During the period, the Portfolio was primarily made up of high-quality, high-coupon bonds. As of September 30, 1999, 94.6% of the Portfolio was rated investment grade or better with roughly 45.7% was rated AAA by Standard & Poor's Rating Service, the highest rating. (Standard & Poor's Ratings Service is a major credit reporting and bond-rating agency.)

During the past six months, the Portfolio was broadly diversified over a range of different kinds of bonds. In particular, we have emphasized hospital bonds because we believe that these bonds offer slightly higher yield potential than other types of municipal securities. As of September 30, 1999, the Portfolio's assets were concentrated in hospital bonds (15.8%), housing bonds (14.6%) and education bonds (11.2%).


Municipal Bond Market Outlook
With the stock markets trading at their current valuations, many investors may be looking to reallocate their existing portfolios and move into bonds. In our opinion, this may be a timely opportunity for many of these investors, especially those in higher income tax brackets, to consider further diversifying their portfolios with municipal bonds.

---------------
/3/ A portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").

--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders

The recent rise in interest rates has created buying opportunities and we remain confident that we can achieve a high level of tax-exempt income, consistent with prudent investing and close attention to credit quality. Yields on municipal securities have risen quite substantially, and the long end of the yield curve continues to favor municipal bonds.

Over the long term, we are bullish on municipal bonds. And while we continue to identify many opportunities in the municipal bond market, we do anticipate some price erosion in the near-term as a result of increasing interest rates. However, we believe that the Federal Reserve Board's tightening of monetary policy (25 basis points on June 30, 1999 and 25 basis points on August 24, 1999),/4/ along with the increase in bond yields, may moderate U.S. economic activity in 2000. Moreover, if the U.S. stock market were to experience a correction, bond markets could recover despite recent difficulties.

The supply of municipal bonds could become lower as January 1, 2000 approaches. Amid heavy issuance recently, supply has become so great that many prices have declined to their annual lows. These larger volumes have in turn resulted in lower prices and higher yields. Yet, these conditions can change soon as the market experiences its typical light winter issuance and investors keep out of the markets amidst concerns regarding Year 2000 issues.

In our opinion, the bolstered yields resulting from Year 2000 concerns and supply pressures is already reaching levels where investors should consider begin putting their cash to work. Against the current economic backdrop, we believe that yields have peaked, and that the best opportunities may lie in spread products such as municipal issues.

Looking ahead, we believe that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Recent economic conditions have created opportunities for municipal securities to catch up with U.S. Treasuries, and we continue to see good value at the long end of the market.

In closing, we would like to thank you for investing in Smith Barney Muni Funds -- National Portfolio. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ Heath B. McLendon                     /s/ Peter M. Coffey

Heath B. McLendon                         Peter M. Coffey
Chairman                                  Vice President


November 7, 1999

---------------
/4/ On Tuesday, November 16, 1999, the Federal Reserve Board raised short-term rates by 25 basis points after this letter was written.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

--------------------------------------------------------------------------------
------------------------------
Historical Performance--Class A Shares
--------------------------------------------------------------------------------
------------------------------
                          Net Asset Value
                   -----------------------------
                   Beginning              End                Income
Capital Gain            Total
Period Ended       of Period           of Period            Dividends
Distributions         Returns/(1)/
--------------------------------------------------------------------------------
------------------------------
9/30/99                 $13.97              $13.12                $0.36
$0.00              (3.53)%+
--------------------------------------------------------------------------------
------------------------------
3/31/99                  14.16               13.97                 0.75
0.21               5.50
3/31/98                  13.60               14.16                 0.80
0.16              11.47
3/31/97                  13.67               13.60                 0.79
0.00               5.41
3/31/96                  13.32               13.67                 0.81
0.00               8.83
3/31/95                  13.35               13.32                 0.84
0.00               6.38
3/31/94                  13.81               13.35                 0.86
0.06               3.17
3/31/93                  12.95               13.81                 0.89
0.00              13.96
3/31/92                  12.49               12.95                 0.90
0.00              11.21
3/31/91                  12.24               12.49                 0.83
0.00               9.13
3/31/90                  12.11               12.24                 0.98
0.00               9.60
--------------------------------------------------------------------------------
------------------------------
   Total                                                          $8.81
$0.43
--------------------------------------------------------------------------------
------------------------------

--------------------------------------------------------------------------------
------------------------------
 Historical Performance -- Class B Shares
--------------------------------------------------------------------------------
------------------------------
                                Net Asset Value
                         -----------------------------
                         Beginning              End                Income
Capital Gain            Total
Period Ended             of Period           of Period            Dividends
Distributions         Returns/(1)/
--------------------------------------------------------------------------------
-------------------------------------
9/30/99                       $13.96              $13.12                $0.33
$0.00              (3.71)%+
--------------------------------------------------------------------------------
-------------------------------------
3/31/99                        14.16               13.96                 0.68
0.21               4.92
3/31/98                        13.61               14.16                 0.73
0.16              10.80
3/31/97                        13.67               13.61                 0.72
0.00               4.95
3/31/96                        13.33               13.67                 0.74
0.00               8.26
Inception* -- 3/31/95          12.41               13.33                 0.32
0.00              10.11+
--------------------------------------------------------------------------------
-------------------------------------
   Total                                                                $3.52
$0.37
--------------------------------------------------------------------------------
-------------------------------------

--------------------------------------------------------------------------------
-------------------------------------
 Historical Performance -- Class L Shares
--------------------------------------------------------------------------------
-------------------------------------
                                 Net Asset Value
                          -----------------------------
                          Beginning              End                Income
Capital Gain            Total
Period Ended              of Period           of Period            Dividends
Distributions         Returns/(1)/
--------------------------------------------------------------------------------
-------------------------------------
9/30/99                        $13.97              $13.13                $0.32
$0.00              (3.75)%+
--------------------------------------------------------------------------------
-------------------------------------
3/31/99                         14.16               13.97                 0.65
0.21               4.79
3/31/98                         13.59               14.16                 0.70
0.16              10.71
3/31/97                         13.65               13.59                 0.71
0.00               4.90
3/31/96                         13.32               13.65                 0.74
0.00               8.13
3/31/95                         13.33               13.32                 0.74
0.00               5.80
3/31/94                         13.80               13.33                 0.77
0.06               2.40
Inception* -- 3/31/93           13.47               13.80                 0.20
0.00               3.98+
--------------------------------------------------------------------------------
-------------------------------------
   Total                                                                 $4.83
$0.43
--------------------------------------------------------------------------------
-------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

Average Annual Total Returns

                                                        Without Sales
Charges/(1)/
                                             -----------------------------------
---------------
                                              Class A              Class B
Class L
--------------------------------------------------------------------------------
---------------
Six Months Ended 9/30/99+                      (3.53)%              (3.71)%
(3.75)%
--------------------------------------------------------------------------------
---------------
Year Ended 9/30/99                             (2.98)               (3.41)
(3.49)
Five Years Ended 9/30/99                        6.48                  N/A
5.85
Ten Years Ended 9/30/99                         7.53                  N/A
N/A
Inception* through 9/30/99                      7.39                 7.12
5.42
--------------------------------------------------------------------------------
---------------

                                                          With Sales
Charges/(2)/
                                             -----------------------------------
----------------
                                              Class A              Class B
Class L
--------------------------------------------------------------------------------
----------------
Six Months Ended 9/30/99+                      (7.37)%              (7.94)%
(5.64)%
--------------------------------------------------------------------------------
----------------
Year Ended 9/30/99                             (6.85)               (7.50)
(5.38)
Five Years Ended 9/30/99                        5.61                  N/A
5.64
Ten Years Ended 9/30/99                         7.09                  N/A
N/A
Inception* through 9/30/99                      7.06                 6.96
5.26

--------------------------------------------------------------------------------
--------------
 Cumulative Total Returns
--------------------------------------------------------------------------------
--------------
                                                        Without Sales
Charges/(1)/
                                                        ------------------------
--
Class A (9/30/89 through 9/30/99)                                  106.62%
--------------------------------------------------------------------------------
--------------
Class B (Inception* through 9/30/99)                                40.03
Class L (Inception* through 9/30/99)                                42.68
--------------------------------------------------------------------------------
--------------

(1) Assumes reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividends and capital gain distributions at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charge of 4.00% and 1.00%, respectively. Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are August 20, 1986, November 7, 1994 and January 5, 1993, respectively.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
Smith Barney Muni Funds -- National Portfolio at a Glance (unaudited)
--------------------------------------------------------------------------------
Growth of $10,000 Invested in Class A Shares of the National Portfolio vs. Lehman Brothers Municipal Bond Index+
--------------------------------------------------------------------------------

                                  [LINEGRAPH]

                National    Lehman Brothers Municipal Bond Index

 Sep-89           9,600                  10,000
 Mar-90          10,023                  10,430
 Mar-91          10,909                  11,392
 Mar-92          12,097                  12,530
 Mar-93          13,749                  14,098
 Mar-94          14,149                  14,425
 Mar-95          15,029                  15,498
 Mar-96          16,357                  16,798
 Mar-97          17,242                  17,712
 Mar-98          19,219                  19,610
 Mar-99          20,104                  20,825
9/30/99          19,394                  20,376

                        September 1989 -- September 1999

                 National                         Lehman Brothers
                Portfolio                       Municipal Bond Index
                ---------                       --------------------

1989             $10,000                               $19,394

1999             $10,000                               $20,376


+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1989, assuming deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charges through November 6, 1994, and thereafter at net asset value) and capital gains (at net asset value) through September 30, 1999. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. This index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


Industry Diversification*
--------------------------------------------------------------------------------

                                  [BARGRAPH]

Education                             11.2
Escrowed to Maturity                   4.2
Hospital                              15.8
Housing                               14.6
Industrial Development                   3
Pollution Control                      6.7
Public Facilities                      4.2
Transportation                         9.2
Utility                                9.5
Water & Sewer                          5.8
Other                                 15.8


                  Summary of Investments by Combined Ratings
--------------------------------------------------------------------------------
                        Standard              Percentage
    Moody's             & Poor's         of Total Investments
--------------------------------------------------------------------------------
      Aaa                  AAA                     45.7%
      Aa                   AA                      19.6
       A                    A                      16.8
      Baa                  BBB                     12.5
      Ba                   BB                       0.1
  VMIG 1/P-1               A-1                      0.1
      NR                   NR                       5.2
                                                  ------
                                                  100.0%
                                                  ======

*As a percentage of total investments.

--------------------------------------------------------------------------------
6                                             Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
----------------------------------------------------
Schedule of Investments (unaudited)
September 30, 1999
--------------------------------------------------------------------------------
----------------------------------------------------
     FACE
    AMOUNT         RATING(a)         SECURITY
VALUE
--------------------------------------------------------------------------------
----------------------------------------------------
Education -- 11.2%
$     2,355,000     AAA          Alta Loma, CA School District, Series A, FGIC-
Insured,
                                   zero coupon bond to yield 5.629% due 8/1/18
$    788,925
      1,000,000     A2*          Arizona Student Loan Acquisition Authority,
Student Loan Revenue,
                                   Series B1, 6.150% due 5/1/29(b)
993,750
                                 Boerne, TX ISD PSFG:
      3,285,000     Aaa*           Zero coupon bond to yield 5.140% due 2/1/17
1,207,237
      3,285,000     Aaa*           Zero coupon bond to yield 5.220% due 2/1/19
1,059,413
                                 Chicago, IL Board of Education:
      5,000,000     AAA            Lease Certificates, Series A, Refunding,
MBIA-Insured,
                                      6.000% due 1/1/20
5,162,500
      6,500,000     AAA            School Reform, FGIC-Insured:
                                      Series A, zero coupon bond to yield 5.300%
due 12/1/31                               910,000
      3,400,000     AAA               Series B-1, zero coupon bond to yield
5.100% due 12/1/16                           1,241,000
                                 Dexter, MI Community Schools, FGIC-Insured:
      2,500,000     AAA            5.000% due 5/1/23
2,262,500
      1,000,000     AAA            5.100% due 5/1/28
912,500
      1,845,000     AAA          Franklin, TN Special School District, FSA-
Insured,
                                   zero coupon bond to yield 5.750% due 6/1/17
661,894
      1,000,000     AA           Fulton County, GA School District, 5.375% due
1/1/18                                      980,000
                                 Granbury, TX ISD, PSFG:
      2,000,000     AAA            Zero coupon bond to yield 5.517% due 8/1/18
667,500
      2,000,000     AAA            Zero coupon bond to yield 5.544% due 8/1/19
625,000
                                 Grapevine-Colleyville, TX ISD, PSFG:
      4,025,000     AAA            Zero coupon bond to yield 5.050% due 8/15/16
1,534,531
      2,250,000     AAA            Zero coupon bond to yield 5.100% due 8/15/17
801,562
      5,000,000     AAA          Metro Government, TN Health & Education,
Meharry Medical College,
                                   AMBAC-Insured, 6.000% due 12/1/19
5,181,250
      3,510,000     Aaa*         Midlothian, TX ISD, PSFG, zero coupon bond to
yield 6.271% due 2/15/20                    995,963
      1,155,000     AA           Missouri State Health & Educational Facilities
Authority,
                                   Rockhurst University, 5.500% due 10/1/25
1,108,800
      1,705,000     Baa3*        Monroe County, NY IDA Revenue, Student Housing,
Series A,
                                   5.250% due 4/1/19
1,543,025
      2,000,000     Aaa*         Nebhelp Inc., Nebraska Revenue, Series A-5A,
MBIA-Insured,
                                   6.200% due 6/1/13(b)
2,015,000
      1,500,000     Baa3*        New Hampshire Higher Education & Health,
Brewster Academy,
                                   6.750% due 6/1/25
1,522,500
      1,500,000     A            New York State Dormitory Authority Revenue,
State University
                                   Educational Facilities, Series B, 7.500% due
5/15/11                                  1,734,375
      1,000,000     AAA          Philadelphia, PA School District, Series A,
MBIA-Insured,
                                   4.500% due 4/1/23
817,500
                                 Private Colleges & Universities Authority:
      1,500,000     A3*            Georgia Revenue, (Mercer University Project),
Series A,
                                      5.250% due 10/1/20
1,378,125
      1,480,000     A              Georgia Student Housing Revenue, (Mercer
Housing Corp. Project),
                                      Series A, ACA-Insured, 5.375% due 6/1/17
1,407,850
      2,500,000     AAA          Redford, MI ISD, AMBAC-Insured, 5.000% due
5/1/22                                       2,271,875
      2,125,000     AAA          Rhode Island State Health & Educational
Building Corp. Revenue,
                                   Higher Education Facility, Johnson & Wales
University, MBIA-Insured,
                                   5.500% due 4/1/19
2,074,531

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
----------------------------------------------------
Schedule of Investments (unaudited) (continued)
September 30, 1999
--------------------------------------------------------------------------------
----------------------------------------------------
          FACE
         AMOUNT   RATING(a)         SECURITY
VALUE
--------------------------------------------------------------------------------
----------------------------------------------------
Education -- 11.2% (continued)
$     1,190,000     AA           Richland County, SC Educational Facilities
Revenue,
                                   (Benedict College Project), Asset Guaranteed,
5.750% due 7/1/19                    $  1,169,175
                                 Southern Illinios University Revenue, Housing &
Auxiliary,
                                   Series A, MBIA-Insured:
      4,950,000     AAA               Zero coupon bond to yield 5.510% due
4/1/21                                        1,379,813
      3,000,000     AAA               Zero coupon bond to yield 5.530% due
4/1/23                                          738,750
      3,000,000     AAA               Zero coupon bond to yield 5.540% due
4/1/25                                          652,500
      1,000,000     AAA          St. John's, MI Public Schools, FGIC-Insured,
5.000% due 5/1/21                            912,500
                                 Texas State Higher Education Coordinating
Board,
                                   College Student Loan Revenue:
      1,415,000     A*                7.450% due 10/1/06(b)
1,468,063
        200,000     A*                7.700% due 10/1/25(b)
206,250
      1,000,000     AAA          Utah Student Loan Revenue, Series 1991F, AMBAC-
Insured,
                                   7.450% due 11/1/08(b)
1,046,110
--------------------------------------------------------------------------------
----------------------------------------------------

49,432,267
--------------------------------------------------------------------------------
----------------------------------------------------

Escrowed To Maturity(c) -- 4.2%
        905,000     AAA          Boston, MA Water & Sewer Revenue, Series A,
10.875% due 1/1/09                          1,174,237
      1,005,000     AAA          Douglas County, NE Hospital Authority No. 2,
Bergan Mercy,
                                   9.500% due 7/1/10
1,226,100
      1,575,000     AAA          Fairmont, WV Water & Sewer Revenue, AMBAC-
Insured,
                                   9.250% due 11/1/11
1,939,219
      5,010,000     AAA          Indiana Bond Bank, AMBAC-Insured, 9.750% due
8/1/09                                     6,268,763
      1,770,000     AAA          Ohio State Water Development Authority Revenue,
Safe Water,
                                   Series 2, 9.375% due 12/1/10
2,139,487
      1,000,000     AAA          Philadelphia Hospitals & Higher Education
Facilities Authority,
                                   Hospital Revenue, Presbyterian Medical
Center, 6.650% due 12/1/19                     1,120,000
      3,000,000     AAA          Port Everglades Authority, FL Port Revenue,
7.125% due 11/1/16                          3,495,000
        825,000     AAA          Weber County, UT Hospital Revenue, St.
Benedict's Hospital,
                                   10.000% due 3/1/10
1,023,000
--------------------------------------------------------------------------------
----------------------------------------------------

18,385,806
--------------------------------------------------------------------------------
----------------------------------------------------

General Obligation -- 3.0%
      2,855,000     AAA          Bastrop, TX GO, ISD, PSFG, zero coupon bond to
yield
                                   5.629% due 2/15/19
917,169
      2,000,000     AAA          Berks County, PA GO, MVRICS, FGIC-Insured,
8.517% due 11/10/20(d)                       2,180,000
      5,000,000     AAA          Center Unified School District, CA GO, Series
C, MBIA-Insured,
                                   zero coupon bond to yield 5.838% due 9/1/20
1,487,500
      2,000,000     AA           Central Falls, RI GO, Asset Guaranteed, 6.250%
due 5/15/20                              2,082,500
      5,000,000     AAA          District of Columbia, Series A, MBIA-Insured,
5.000% due 6/1/18                         4,493,750
      1,075,000     Aaa*         Lago Vista, TX GO, ISD, PSFG, zero coupon bond
to yield
                                   5.689% due 8/15/22
276,813
      1,875,000     AAA          McKeesport, PA GO, Area School District, MBIA-
Insured,
                                   zero coupon bond to yield 5.662% due 10/1/23
459,375
         10,000     A-           New York City, NY GO, Series D, 7.500% due
2/1/16                                          10,700
        100,000     A            Puerto Rico Commonwealth, Public Improvement,
4.500% due 7/1/23                            81,625
      1,000,000     AA           Texas State GO, Veterans Housing Assistance,
6.450% due 12/1/20(b)                      1,042,500
--------------------------------------------------------------------------------
----------------------------------------------------

13,031,932
--------------------------------------------------------------------------------
----------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
----------------------------------------------------
Schedule of Investments (unaudited) (continued)
September 30, 1999
--------------------------------------------------------------------------------
----------------------------------------------------
          FACE
         AMOUNT   RATING(a)         SECURITY
VALUE
--------------------------------------------------------------------------------
----------------------------------------------------
Hospital -- 15.8%
$     1,000,000     AAA          Boston, MA IDA Financing (Alzheimer's Center
Project), FHA-Insured,
                                   6.000% due 2/1/37
$    993,750
      1,000,000     BBB          Colorado Health Facilities Authority Hospital
Revenue Bonds,
                                   Vail Valley Medical Center, 6.500% due
1/15/13                                        1,047,500
        350,000     BB-          Green Springs, OH Health Care Facilities
Revenue,
                                   (St. Francis Health Care Center Project),
Series A, 7.125% due 5/15/25                  362,688
                                 Harris County, TX Health Facilities Development
Corp., Hospital Revenue:
      2,000,000     NR             Memorial Hospital Systems Project, (Partially
Pre-Refunded -- Escrowed
                                      with U.S. government securities to 6/1/02
Call @ 102),
                                      7.125% due 6/1/15
2,147,500
      1,500,000     AA             Texas Children's Hospital Project, Series A,
5.250% due 10/1/29                       1,348,125
      2,200,000     A            Harrison County, TX Health Facilities
Development Corp. Revenue,
                                   (Marshall Regional Medical Center Project),
5.500% due 1/1/18                         2,109,250
                                 Hawaii State Department Budget & Finance,
Special Purpose Revenue,
                                   (Wilcox Memorial Hospital Project):
      1,000,000     BBB+              5.350% due 7/1/18
891,250
      1,750,000     BBB+              5.500% due 7/1/28
1,542,187
      3,000,000     A-           Illinois Development Finance Authority Hospital
Revenue,
                                   Adventist Health System, Sunbelt Obligation,
5.500% due 11/15/29                      2,666,250
                                 Illinois Health Facilities Authority Revenue:
      3,000,000     A-             Alexian Brothers Health System, FSA-Insured,
5.000% due 1/1/19                        2,677,500
      1,000,000     A-             Centegra Health System, 5.250% due 9/1/18
888,750
      3,000,000     AAA            Children's Memorial Hospital, Series A,
AMBAC-Insured,
                                      5.625% due 8/15/19
2,910,000
        937,000     AAA            Community Provider Pooled Loan Program, FSA-
Insured,
                                      7.350% due 8/15/10
994,391
      3,500,000     BBB            Mercy Hospital and Medical Center, 7.000% due
1/1/07                                  3,666,250
      1,000,000     AAA            Methodist Health System, Series B, AMBAC-
Insured,
                                      RIBS Variable Rate, 9.882% due 5/1/21(d)
1,118,750
      4,000,000     AAA            Rush-Presbyterian St. Luke's Medical Center,
INFLOS, MBIA-Insured,
                                      Variable Rate, 9.767% due 10/1/24(d)
4,545,000
        900,000     BBB+         Klamath Falls, OR Inter-Community Hospital
Merle West,
                                   7.100% due 9/1/24
949,500
      2,000,000     AAA          Lorain County, OH Health Facilities Revenue,
Catholic Healthcare Partners,
                                   Series A, 5.500% due 9/1/19
1,945,000
      4,855,000     BBB-         Louisiana Public Facilities Authority Revenue,
(General Health
                                   Systems Project), 6.800% due 11/1/16
5,122,025
      1,000,000     BBB+         Maricopa County, AZ IDA Health Facilities
Revenue, (Catholic
                                   Healthcare West Project), Series A, 5.000%
due 7/1/16                                   847,500
      1,000,000     AAA          Massachusetts State Health & Educational
Facilities Authority Revenue,
                                   St. Elizabeth Hospital, LEVRRS, FSA-Insured,
9.820% due 8/15/21(d)                    1,090,000
      2,000,000     AAA          Mesa, AZ IDA Revenue, Discovery Health System,
Series A,
                                   5.625 % due 1/1/19
1,965,000
        500,000     BBB          Miami County, OH Hospital Facilities Refunding
& Improvement,
                                   Upper Valley Medical Center, Series A, 6.375%
due 5/15/26                               507,500
      4,835,000     AA           Missouri State Health & Educational Facilities
Authority,
                                   BJC Health Systems, 6.750% due 5/15/13
5,445,419
        450,000     A-           New York State Medical Care Facilities
Financing Agency,
                                   Long Term Health Care, Medical Health
Services, Series 91B,
                                   7.400% due 2/15/18
480,938

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
----------------------------------------------------
Schedule of Investments (unaudited) (continued)
September 30, 1999
--------------------------------------------------------------------------------
----------------------------------------------------
           Face
         Amount   RATING(a)         SECURITY
VALUE
--------------------------------------------------------------------------------
----------------------------------------------------
Hospital -- 15.8% (continued)
$     5,000,000     AAA          North Carolina Medical Care Community Hospital
Revenue,
                                   Pitt County Memorial Hospital, Series A,
4.750% due 12/1/28                      $    4,118,750
      1,000,000     AAA          Pennsylvania State Higher Educational
Facilities Authority,
                                   Health Services Revenue, Allegheny Delaware
Valley, Series A,
                                   MBIA-Insured, 5.600% due 11/15/09
995,000
      1,000,000     Aaa*         Randolph County, WV Community Health System
Revenue,
                                   Davis Health System, Series A, FSA-Insured,
5.200% due 11/1/21                          921,250
      3,900,000     Aa3*         Rhode Island State Health & Educational
Building Corp. Revenue,
                                   Health Facilities, St. Antoine Residence,
Series A, 6.125% due 11/15/18               3,895,125
      2,000,000     Baa2*        Tomball, TX Hospital Authority Revenue, Tomball
Regional Hospital,
                                   6.000% due 7/1/19
1,930,000
      2,375,000     AA-          Vermont Educational & Health Building Finance
Agency, H. Porter,
                                   FHA-Insured, 7.100% due 2/1/31
2,470,000
      1,500,000     A+           Washington Health Care Facilities Authority
Refunding 1990,
                                   Our Lady of Lourdes Health Center, Pasco, LOC
AIB Group,
                                   7.875% due 12/1/09
1,563,750
      1,300,000     AAA          Washington State Health, Sisters of Providence,
FGIC-Insured,
                                   6.375% due 10/1/09
1,425,125
                                 Wisconsin State Health & Educational Facilities
Authority Revenue:
      2,100,000     A              Kenosha Hospital & Medical Center Project,
5.700% due 5/15/20                         1,960,875
      2,500,000     A3*            Monroe Clinic Inc., 5.375% due 2/15/22
2,234,375
--------------------------------------------------------------------------------
----------------------------------------------------

69,776,273
--------------------------------------------------------------------------------
----------------------------------------------------

Housing: Multi-Family -- 8.8%
        995,000     AAA          Boston, MA IDA Financing Revenue, North End
Community, Series A,
                                   FHA-Insured, 6.450% due 8/1/37
1,038,531
      2,535,000     AAA          Chicago, IL Multi-Family Housing, Hearts United
Apartments, Series A,
                                   GNMA-Collateralized, 5.600% due 1/1/41(b)
2,433,600
        250,000     Aaa*         Cuyahoga County, OH Multi-Family Housing,
Dalebridge Apartments,
                                   GNMA-Collateralized, FHA-Insured, 6.500% due
10/20/20(b)                                257,813
      1,500,000     A+           Illinois Housing Development Authority
Refunding, Multi-Family Housing,
                                   Series 91A, 8.125% due 7/1/10
1,593,750
      1,500,000     AA-          Indiana State HFA, Multi-Family Housing
Mortgage Revenue, Hunters Run,
                                   FHA-Insured, 7.250% due 5/1/18(b)
1,582,500
      4,290,000     Aa2*         Indianapolis, IN EDA, Multi-Family Housing
Mortgage Revenue,
                                   (Castle Dore Apartments Project), FHA-
Insured, 6.100% due 12/1/37(b)                  4,381,162
      5,000,000     Aa2*         Iowa Finance Authority, Prestwick Apartments,
FHA-Insured,
                                   7.500% due 12/1/36(b)
6,112,500
        300,000     NR           Kent, OH Multi-Family Housing, GNMA-
Collateralized, FHA-Insured
                                   7.150% due 12/20/26(b)
321,750
      1,000,000     A            King County, WA Housing Authority Revenue,
Series A, 6.800% due 3/1/26                  1,026,250
                                 Maricopa County, AZ IDA, Multi-Family Housing
Revenue, (National Health
                                   Facilities II Project), FSA-Insured:
      3,480,000     AAA               5.500% due 1/1/24
3,332,100
      2,770,000     AAA               Series A, 5.500% due 1/1/18
2,693,825
      1,935,000     AAA          Mohave County, AZ IDA, Multi-Family Housing,
Copper Ridge Apartments,
                                   FHA-Insured, 7.375% due 4/1/32(b)
2,063,194
                                 Nevada Housing Division, Multi-Unit Housing:
      1,250,000     Aa3*           Campaige, Series A, 5.450% due 10/1/18(b)
1,173,437
      1,000,000     AAA            Diamond Creek, Series A, FNMA-Collateralized,
5.900% due 10/1/18(b)                   1,001,250
      1,250,000     AAA            Saratoga Palms, FNMA-Collateralized, 6.350%
due 10/1/28(b)                            1,282,812

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
----------------------------------------------------
Schedule of Investments (unaudited) (continued)
September 30, 1999
--------------------------------------------------------------------------------
----------------------------------------------------
          FACE
         AMOUNT   RATING(a)         SECURITY
VALUE
--------------------------------------------------------------------------------
----------------------------------------------------
Housing: Multi-Family -- 8.8% (continued)
$     1,050,000     AAA          New Mexico Mortgage Finance Authority, Multi-
Family Housing Revenue,
                                   Bluffs at Tierra Contenta, Series A, FSA-
Insured, 5.200% due 1/1/19(b)             $    973,875
        500,000     Aa3*         Portland, OR Multi-Family Housing, 6.250%, due
5/1/12(b)                                  511,250
      1,000,000     BBB          Roanoke, VA Redevelopment & Housing Authority,
Multi-Family Housing
                                   Revenue Refunding, United Dominion-Laurel
Ridge,
                                   6.625% due 5/1/23(b)
1,030,000
      1,000,000     AAA          Rogers County, OK HFA, Multi-Family Revenue,
FNMA-Collateralized,
                                   Series A, FHA-Insured, 7.750% due 8/1/23
1,048,750
      2,347,000     AAA          Seattle Housing Authority, WA Low Income
Housing Revenue,
                                   GNMA-Collateralized, 7.400% due 11/20/36
2,628,640
      2,550,000     A            Suffolk, VA Redevelopment & Housing Authority,
Multi-Family Housing
                                   Revenue, Residential Rental, Brooke Ridge,
5.250% due 10/1/18                         2,412,937
--------------------------------------------------------------------------------
----------------------------------------------------

38,899,926
--------------------------------------------------------------------------------
----------------------------------------------------

Housing: Single-Family -- 5.8%
        490,000     AAA          Arkansas Housing Development, Single-Family
Mortgage Revenue,
                                   Series A, GNMA-Collateralized, 7.400% due
9/1/23(b)                                     507,762
        275,000     Aaa*         Aurora Kane & Dupage, IL Single-Family Mortgage
Revenue,
                                   Series A, GNMA/FHLMC-Collateralized, 7.950%
due 10/1/25(b)                              298,719
      2,000,000     Aaa*         Chicago, IL Single-Family Mortgage Revenue,
Series A,
                                   FNMA/GNMA-Collateralized, 6.350% due
10/1/30(b)                                       2,117,500
        350,000     Aa2*         Colorado HFA, Single-Family Program Refunding,
Sr. Bonds,
                                   Series 94 D-1, 8.000% due 12/1/24(b)
369,250
      2,965,000     AAA          Cowley & Shawnee Counties, KS Mortgage Revenue,
Series B,
                                   AMBAC-Insured, GNMA-Collateralized, zero
coupon bond to yield
                                   7.868% due 6/1/22(b)
515,169
        770,000     AAA          District of Columbia HFA, Collateralized
Revenue, Single-Family, Series 90A,
                                   GNMA/FNMA/FHLMC-Collateralized, 8.100% due
12/1/23(b)                                   795,987
        425,000     AAA          Fort Worth, TX Housing Finance Corp., Single-
Family Mortgage Revenue,
                                   Series A, GNMA-Collateralized, zero coupon
bond to yield
                                   7.997% due 6/1/21
74,375
        465,000     AA           Idaho Housing Agency, Single-Family Mortgage,
Series C-2, FHA-Insured,
                                   7.900% due 1/1/22(b)
475,611
        585,000     Aa1*         Illinois Housing Development Authority,
Residential Mortgage Revenue,
                                   Series 89A, 7.400% due 2/1/20(b)
595,237
        360,000     Aa2*         Labette County, KS Single-Family Mortgage
Revenue Refunding, Series A,
                                   8.400% due 12/1/11
374,850
      1,730,000     Aa2*         Maryland State Community Development
Administration, Single-Family
                                   Mortgage Revenue, FHA-Insured, 7.450% due
4/1/32(b)                                   1,781,900
      1,920,000     Aa3*         Massachusetts State Housing Finance Agency,
Housing Revenue,
                                   Single-Family Mortgage, Series 38, 7.200% due
12/1/26(b)                              1,960,800
                                 Missouri State Housing Development Community
Mortgage Revenue:
        485,000     AAA            GNMA-Collateralized, Series A, zero coupon to
yield 7.337% due 7/1/23                    86,087
        775,000     AAA            GNMA/FNMA-Collateralized, Series C, 7.450%
due 9/1/27(b)                                854,438
                                 Nebraska Investments Finance Authority:
        400,000     AAA            GNMA-Collateralized, RIBS Variable Rate,
9.508% due 9/15/23(b)(d)                       431,500
        200,000     AAA            Single-Family Mortgage Revenue, 1990 Series
3, GNMA-Collateralized,
                                      RIBS Variable Rate, 11.183% due
9/10/30(b)(d)                                        212,852
        249,875     AA           Nevada Housing Development Single-Family
Mortgage Revenue,
                                   Series 1983 B, FHA-Insured, zero coupon bond
to yield
                                   10.245% due 4/1/15
51,849

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

           FACE
          AMOUNT   RATING(a)                               SECURITY
VALUE
--------------------------------------------------------------------------------
----------------------------------------------------
Housing: Single-Family -- 5.8% (continued)
$     1,245,000     A+           New Hampshire State HFA, Single-Family
Residential Mortgage,
                                   7.250% due 7/1/15(b)
$    1,290,131
      1,000,000     AAA          New Mexico Mortgage Finance Authority, Single-
Family Mortgage,
                                   Series E3, GNMA/FNMA/FHLMC-Collateralized,
5.875% due 3/1/27                            997,500
        225,000     AAA          Ohio Housing Finance Agency Residential
Mortgage, Series A-2,
                                   GNMA-Collateralized, 6.625% due 3/1/26(b)
232,594
        285,000     Aa2*         Oregon State Housing & Community Services
Department,
                                   Mortgage Revenue, Single-Family Mortgage
Program, Series D,
                                   6.500% due 7/1/24(b)
292,838
        100,000     BBB-         Panhandle, TX Regional Housing Finance Corp.,
Single-Family Mortgage
                                   Revenue, 10.375% due 3/1/09
100,406
      1,000,000     AA+          Pennsylvania State HFA, Single-Family Mortgage
Revenue, Series 39B,
                                   6.875% due 10/1/24(b)
1,043,750
      1,425,000     AAA          Pima County, AZ Single-Family Mortgage Revenue,
Series A,
                                   GNMA/FNMA/FHLMC-Collateralized, step bond to
yield
                                   6.250% due 11/1/29(b)
1,465,969
        395,000     AAA          Prince Georges County, MD Housing Authority,
Single-Family Mortgage
                                   Revenue Refunding, Series A, GNMA-
Collateralized, 8.000% due 1/1/17                     417,219
      1,175,000     AAA          Reno County, KS Single-Family Mortgage Revenue,
Series A, AMBAC-Insured,
                                   zero coupon bond to yield 11.039% due 12/1/14
215,906
                                 Rhode Island Housing & Mortgage Financing
Corp., Home Ownership:
      1,500,000     AA+            Opportunity Bonds, Series 8, INFLOS Variable
Rate,
                                      10.215% due 4/1/24(b)(d)
1,590,000
        105,000     AA+            Series 88-ID, 7.875% due 10/1/21(b)
107,231
      2,500,000     Aaa*         Sedgwick & Shawnee Counties, KS Single-Family
Revenue,
                                   Mortgage Backed Securities, Series A1, GNMA-
Collateralized,
                                   step bond to yield 4.931% due 12/1/26(b)
2,668,750
        321,245     A1*          St. Bernard Parish, LA Home Mortgage Authority,
Single-Family Mortgage
                                   Revenue Refunding, Series A, 8.000% due
3/25/12                                         337,307
        325,000     AAA          Travis County, TX Housing Finance Corp.,
Single-Family Mortgage Revenue,
                                   Series B, GNMA/FNMA-Collateralized, 7.100%
due 10/1/27(b)                               340,438
        255,000     AAA          Utah HFA, Single-Family Mortgage Revenue, FHA-
Insured,
                                   7.300% due 7/1/16
263,288
      2,375,000     AA+          Virginia State Housing Development Authority,
Commonwealth Mortgage,
                                   Series A, 7.150% due 1/1/33
2,461,094
        175,000     AA           Wyoming Community Development Authority, FHA-
Insured,
                                   8.125% due 6/1/21(b)
179,923
--------------------------------------------------------------------------------
----------------------------------------------------

25,508,230
--------------------------------------------------------------------------------
----------------------------------------------------
Industrial Development -- 3.0%
      2,650,000     A+           Iowa Finance Authority, (Governor Square
Project), 7.250% due 4/1/14                    2,706,604
      1,640,000     AA-          Oklahoma City, OK Industrial & Culture
Facilities, 6.750% due 9/15/17(b)                1,643,280
      5,000,000     AA-          Oklahoma Development Finance Authority Revenue,
Hillcrest Healthcare
                                   System, Series A, 5.625% due 8/15/19
4,600,000
      1,000,000     A+           Rensselaer County, NY IDA, Albany International
Corp.,
                                   7.550% due 6/1/07(b)
1,125,000
      1,000,000     BBB          Tucson, AZ Airport Authority Inc., Special
Facilities Revenue Bonds,
                                   Lockheed Aeromod Center Inc., Series 1990,
8.700% due 9/1/19(b)                       1,055,200
      2,000,000     A+           West Chicago, IL IDR, (Leggett & Platt Inc.
Project), 6.900% due 9/1/24(b)              2,132,500
--------------------------------------------------------------------------------
----------------------------------------------------

13,262,584
--------------------------------------------------------------------------------
----------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

           FACE
          AMOUNT   RATING(a)                               SECURITY
VALUE
--------------------------------------------------------------------------------
----------------------------------------------------


Life Care -- 2.7%
$     2,000,000     Aa*          Hamilton County, OH Mortgage Revenue, Judson
Care Center, Series A,
                                   FHA-Insured, 6.500% due 8/1/26
$    2,080,000
      2,500,000     BBB          Illinois Development Finance Authority Health
Facilities, Community Living,
                                   7.125% due 3/1/10
2,593,750
      1,000,000     Baa2*        Indianapolis, IN Industrial EDR, 7.625% due
10/1/22                                     1,071,250
      1,000,000     BBB-         John Tolfree Health System Corp., MI Mortgage
Revenue,
                                   6.000% due 9/15/23
948,750
                                 Massachusetts State Industrial Finance Agency
Revenue:
      1,400,000     AAA            Briscoe House Assisted Living, FHA-Insured,
7.125% due 2/1/36(b)                      1,534,750
      1,940,000     AAA            Chelsea Jewish, Series A, FHA-Insured, 6.500%
due 8/1/37                              2,039,425
      1,000,000     A-           Montgomery County, PA IDA, Retirement Community
Revenue,
                                   Life Communities Inc., 5.250% due 11/15/28
870,000
      1,000,000     Aaa*         Reynoldsburg, OH Health Care Facilities
Revenue, (Wesley Ridge Project),
                                   GNMA-Collateralized, 6.150% due 10/20/38
1,005,000
--------------------------------------------------------------------------------
----------------------------------------------------


12,142,925
--------------------------------------------------------------------------------
----------------------------------------------------

Miscellaneous -- 5.9%
      1,885,000     AA           Bernalillo County, NM Gross Receipts Tax
Revenue, 5.200% due 4/1/21                     1,776,612
                                 Dauphin County, PA General Authority:
      4,000,000     NR             Hyatt Regency, 6.200% due 1/1/29
3,770,000
      1,000,000     NR             Riverfront Office, 6.000% due 1/1/25
933,750
      1,000,000     Baa3         Edmond, OK EDA, Collegiate Housing Foundation,
Series A,
                                   5.375% due 12/1/19
920,000
      2,000,000     Baa2*        Galveston, TX Special Contract Revenue,
(Farmland Industries Inc. Project),
                                   5.500% due 5/1/15
1,872,500
      3,000,000     AAA          Georgia Local Government COP, Series A, MBIA-
Insured, 4.750% due 6/1/28                 2,565,000
      2,000,000     Aa1*         Harris County, TX Permanent Improvement, 5.625%
due 10/1/20                             1,962,500
      2,000,000     A            Illinois Development Finance Authority Revenue
Refunding,
                                   City of East St. Louis, 7.250% due 11/15/09
2,152,500
      1,500,000     AAA          Indiana Bond Bank Guaranty State Revolving
Fund, Series B,
                                   6.875% due 2/1/12
1,655,625
      1,000,000     A            Quinault Indian Nation, WA Refunding &
Improvement, Quinault Beach,
                                   Series A, ACA-Insured, 5.800% due 12/1/15
980,000
      1,330,000     NR           Seward, AK (Sealife Center Project), 7.650% due
10/1/16                                 1,374,887
      2,500,000     A-           Summit County, CO Sports Facilities Refunding
Revenue, (Keystone
                                   Resorts Management Inc. Project), Ralston
Purina Co. Guaranteed,
                                   7.750% due 9/1/06
2,856,250
      3,550,000     AAA          Wisconsin Center District, WI Tax Revenue, FSA-
Insured,
                                   5.250% due 12/15/23
3,345,875
--------------------------------------------------------------------------------
----------------------------------------------------


26,165,499
--------------------------------------------------------------------------------
----------------------------------------------------

Pollution Control -- 6.7%
      5,000,000     Aa3*         Brazos River, TX Navigation District, (BASF
Corp. Project),
                                   6.750% due 2/1/10
5,606,250
      1,500,000     A3*          De Soto Parish, LA Environmental Improvement
Revenue, (International
                                   Paper Co. Project), Series A, 5.600% due
11/1/22(b)                                   1,400,625
      3,600,000     AA-          La Crosse, WI Resource Recovery Revenue,
(Northern States Power Co.
                                   Project), 6.000% due 11/1/21(b)
3,667,500
      3,000,000     A            Lowndes County, MS Solid Waste Disposal &
Pollution Control Revenue,
                                   (Weyerhaeuser Company Project), Series A,
6.800% due 4/1/22                           3,330,000
      1,000,000     AAA          Massachusetts State Water Pollution Abatement
Trust, Pool Program,
                                   Series 5, 5.375% due 8/1/27
940,000

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

           FACE
          AMOUNT   RATING(a)         SECURITY
VALUE
--------------------------------------------------------------------------------
----------------------------------------------------

Pollution Control -- 6.7% (continued)
$     1,500,000     AAA          Monroe County, MI, (Detroit Edison Co.
Project), 7.650% due 9/1/20(b)               $    1,566,075
        855,000     NR           New Jersey EDA Revenue, (Atlantic City Sewer
Project),
                                   7.250% due 12/1/11(b)
909,506
        500,000     NR           Ohio State Solid Waste Revenue, Republic
Engineered Steels Inc.,
                                   9.000% due 6/1/21(b)
538,125
      1,850,000     A3*          Richland, SC Solid Waste Facility, (Union Camp
Project),
                                   7.125% due 9/1/21(b)
1,935,562
      3,000,000     NR           Rockdale County, GA Solid Waste Authority
Revenue, 7.500% due 1/1/26(b)                 3,108,750
      1,945,000     BBB          Saint Charles Parish, LA Union Carbide, 7.350%
due 11/1/22(b)                           2,068,994
      1,130,000     A            Southwestern Illinois Development Authority,
Solid Waste Disposal Revenue,
                                   (Laclede Steel Co. Project), 8.500% due
8/1/20(b)                                     1,152,600
      3,200,000     Baa2*        Sweetwater County, WY Solid Waste Disposal
Revenue, (FMC Corp. Project),
                                   7.000% due 6/1/24(b)
3,376,000
--------------------------------------------------------------------------------
----------------------------------------------------


29,599,987
--------------------------------------------------------------------------------
----------------------------------------------------

Pre-Refunded(e) -- 3.0%
      1,500,000     AAA          Chattanooga-Hamilton County, TN Hospital
Authority Revenue, FSA-Insured,
                                   (Call 5/1/01 @ 104), 9.672% due 5/25/21(d)
1,680,000
      1,000,000     AAA          Delaware County, PA Authority Revenue, (Elwyn
Inc. Project),
                                   (Call 6/1/00 @ 102), 8.350% due 6/1/15
1,048,480
         85,000     AAA          Denver, CO City & County Airport Revenue,
Series A,
                                   (Call 11/15/00 @ 102), 8.500% due 11/15/23(b)
90,844
      3,500,000     AAA          Elkhart County, IN Hospital Authority Revenue,
Elkhart General
                                   Hospital Insured, (Call 7/1/02 @ 102), 7.000%
due 7/1/12                              3,701,250
      2,000,000     AAA          Fairfax County, VA IDA, Series A, (Call 8/28/01
@ 104),
                                   7.699% due 8/29/23(d)
2,262,500
        500,000     AAA          Illinois Health Facility Authority Revenue,
United Medical Center,
                                   (Call 7/1/03 @ 100), 8.375% due 7/1/12
566,875
        150,000     AAA          New York City, NY GO, Series D, (Call 2/1/02 @
101.5), 7.500% due 2/1/16                  162,750
                                 North Carolina Eastern Municipal Power Agency,
Power System Revenue
                                   Refunding, (Call 1/1/22 @ 100):
      1,000,000     AAA               4.500% due 1/1/24
855,000
      1,310,000     AAA               6.000% due 1/1/26
1,385,325
        200,000     AAA          Ohio State Building Authority, Juvenile
Correction Facility, Series A,
                                   AMBAC-Insured, (Call 10/1/04 @ 102), 6.600%
due 10/1/14                                 221,750
         35,000     AAA          Oregon State Bond Bank Revenue, Series 1, (Call
1/1/03 @ 102),
                                   6.700% due 1/1/15
37,581
      1,095,000     AAA          Portland, TX Community Center Sales Tax Gross
Revenue,
                                   (Call 2/15/04 @ 102), 7.000% due 2/15/25
1,215,450
--------------------------------------------------------------------------------
----------------------------------------------------


13,227,805
--------------------------------------------------------------------------------
----------------------------------------------------

Public Facilities -- 4.2%
      2,500,000     AAA          Chicago, IL Lakefront Millennium Parking
Facilities, MBIA-Insured,
                                   zero coupon bond to yield 5.750% due 1/1/29
1,596,875
      2,500,000     A-           Dekalb County, IN Redevelopment, (Mini-Mill
Local Public Improvement
                                   Project), 6.500% due 1/15/14
2,640,625
      2,750,000     AAA          Harrisburg, PA Redevelopment Authority, FSA-
Insured, zero coupon bond to
                                   yield 5.220% due 5/1/21
776,875
                                 Indianapolis, IN Local Public Improvement Bond
Bank:
      3,685,000     AA             Series 1992 D, 6.750% due 2/1/14
4,164,050
      3,000,000     AA             Series B, 6.000% due 1/10/13
3,183,750

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

           FACE
         AMOUNT     RATING(A)                              SECURITY
VALUE
--------------------------------------------------------------------------------
----------------------------------------------------
Public Facilities -- 4.2% (continued)
$     1,700,000     AAA          Metropolitan Pier & Exposition Authority,
Illinois Dedicated State Tax,
                                   (McCormick Place Exposition Project), FGIC-
Insured,
                                   5.500% due 12/15/24
$ 1,619,250
      3,960,000     A            Tulsa, OK Public Facilities Authority, Lease
Payment Revenue Refunding,
                                   Assembly Center, 6.600% due 7/1/14
4,415,400
--------------------------------------------------------------------------------
----------------------------------------------------

18,396,825
--------------------------------------------------------------------------------
----------------------------------------------------
Solid Waste -- 0.2%
      1,000,000     Baa1*        Courtland, AL Industrial Development Board,
Solid Waste Disposal Revenue,
                                   (Champion International Corp. Project),
6.000% due 8/1/29(b)                            953,750
--------------------------------------------------------------------------------
----------------------------------------------------
Tax Allocation -- 1.0%
      2,000,000     AAA          Illinois State Sales Tax Revenue, Series P,
6.500% due 6/15/13                          2,207,500
      1,000,000     AAA          La Quinta, CA Redevelopment Agency, MBIA-
Insured, 7.300% due 9/1/12                     1,202,500
      1,000,000     BBB-         Providence, RI Special Obligation, Tax
Increment, Series D,
                                   6.650% due 6/1/16
1,033,750
--------------------------------------------------------------------------------
----------------------------------------------------

4,443,750
--------------------------------------------------------------------------------
----------------------------------------------------
Transportation -- 9.2%
      3,000,000     Baa1*        Alliance Airport Authority Inc., Texas Special
Facilities Revenue,
                                   (American Airlines Inc. Project), 7.500% due
12/1/29(b)                               3,142,500
      2,010,000     NR           Connecticut Development Authority, Airport
Facilities Revenue,
                                   6.625% due 12/1/14(b)
2,110,500
     15,000,000     BBB-         Connector 2000 Association Inc., SC Toll Road
Revenue, Series B,
                                   zero coupon bond to yield 5.850% due 1/1/38
1,068,750
      3,000,000     AAA          Delaware Valley, PA Regional Finance Authority,
Local Government Revenue,
                                   Series A, AMBAC-Insured, 5.500% due 8/1/28
2,910,000
                                 Denver, CO City & County Airport Revenue:
        915,000     Baa1*          Series A, 8.500% due 11/15/23(b)
968,756
      3,130,000     Baa1*          Series B, 7.250% due 11/15/07(b)
3,364,750
      2,000,000     NR           Kenton County, KY Airport Board, Special
Facilities Revenue,
                                   (Mesaba Aviation Inc. Project), Series A,
6.700% due 7/1/29(b)                        1,985,000
      2,605,000     AAA          Massachusetts Bay Transportation Authority,
General Transportation System,
                                   Series A, MBIA-Insured, 4.500% due 3/1/26
2,064,463
      2,470,000     Aaa*         Massachusetts State Turnpike Authority, Highway
Systems Revenue,
                                   MBIA-Insured, Series C, zero coupon bond to
yield 5.545% due 1/1/21                     707,037
                                 New Hampshire State Turnpike Systems Revenue
Refunding, FGIC-Insured:
      2,500,000     AAA            6.750% due 11/1/11
2,790,625
      1,000,000     AAA            RIBS, Series C, 9.475% due 11/1/17(d)
1,185,000
      1,000,000     AAA          New Jersey EDA Revenue, (Transportation
Project), Series A, FSA-Insured,
                                   5.000% due 5/1/18
923,750
      2,000,000     Aa2*         New Jersey State Transportation Authority,
Transportation System, Series A,
                                   5.750% due 6/15/20
2,022,500
      2,000,000     BBB-         Pocahontas Parkway Association, Virginia Toll
Road Revenue, Series A,
                                   5.500% due 8/15/28
1,792,500
        500,000     AAA          Port Portland, OR Airport Revenue, Portland
International Airport, Series A,
                                   AMBAC-Insured, 5.500% due 7/1/24
484,375
                                 Puerto Rico Commonwealth Highway &
Transportation Authority:
                                   Highway Revenue, Series Y:
      3,000,000     A                 5.000% due 7/1/36
2,621,250
      1,000,000     A                 5.500% due 7/1/36
956,250
      1,000,000     A              Transportation Revenue, Series A, 4.750% due
7/1/38                                     820,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------


           FACE
         AMOUNT     RATING(A)                            SECURITY
VALUE
--------------------------------------------------------------------------------
----------------------------------------------------
Transportation -- 9.2% (continued)
                                 Regional Transit Authority, Illinois:
$     2,000,000     AAA            Series A, AMBAC-Insured, 6.400% due 6/1/12
$ 2,197,500
      1,045,000     AAA            Series C, FGIC-Insured, 7.750% due 6/1/20
1,272,287
                                 Triborough Bridge & Tunnel Authority, NY
Revenue:
      2,000,000     BBB+           Convention Center Project, Series E, 7.250%
due 1/1/10                                2,252,500
      2,900,000     Aa3*           General Purpose, Series B, 5.375% due 1/1/19
2,769,500
--------------------------------------------------------------------------------
----------------------------------------------------

40,409,793
--------------------------------------------------------------------------------
----------------------------------------------------
Utility -- 9.5%
      2,120,000     AAA          Alaska Energy Authority Power Revenue, Bradley
Lake, Series 5,
                                   FSA-Insured, 5.000% due 7/1/21
1,868,250
      3,000,000     AAA          Brownsville, TX Utility System Revenue Priority
Refunding, MBIA-Insured,
                                   6.250% due 9/1/14
3,243,750
      3,000,000     AAA          Clark County, NV IDR, (Nevada Power Co.
Project), FGIC-Insured,
                                   7.800% due 6/1/20(b)
3,110,310
      4,000,000     BBB-         Clarksville, TN Natural Gas Acquisition Corp.,
Series A,
                                   7.500% due 11/1/04
4,117,400
        195,000     AAA          Cleveland, OH Public Power System, MBIA-
Insured, Series B,
                                   7.000% due 11/15/17
207,431
      3,000,000     AAA          Georgia Municipal Electric Authority, Project
One, Series A, MBIA-Insured,
                                   5.250% due 1/1/14
2,932,500
                                 Georgia Municipal Electric Authority Power
Revenue:
      1,500,000     AAA            Series EE, AMBAC-Insured, 7.250% due 1/1/24
1,805,625
      2,500,000     A              Series X, 6.500% due 1/1/12
2,737,500
      1,000,000     AAA            Series Z, MBIA-Insured, 5.500% due 1/1/20
987,500
      1,250,000     AAA          Hawaii State Department Budget & Finance,
Hawaiian Electric Co., Inc.,
                                   Series A, MBIA-Insured, 5.650% due 10/1/27(b)
1,221,875
      2,000,000     AAA          Lower Colorado River Authority, TX Revenue,
Series A, 5.500% due 5/15/21                1,925,000
      5,000,000     AAA          Matagorda County, TX Navigational District No.
1 Revenue,
                                   Houston Lighting, AMBAC-Insured, 5.125% due
11/1/28(b)                                4,468,750
      2,500,000     NR           Michigan State Strategic Fund, Resource
Recovery, Limited Obligation
                                   Revenue, Central Wayne Energy Recovery,
Series A,
                                   7.000% due 7/1/27(b)
2,393,750
      1,000,000     A+           New York State Energy Research & Development,
(Con Edison Project A),
                                   7.125% due 12/1/29(b)
1,095,000
                                 North Carolina Eastern Municipal Power Agency,
Power System Revenue,
                                   Series B:
      1,775,000     BBB               6.000% due 1/1/22
1,708,438
      1,700,000     A                 ACA-Insured, 5.750% due 1/1/24
1,627,750
                                 Piedmont, SC Municipal Power Agency, Electric
Revenue Refunding:
      1,235,000     AAA            FGIC-Insured, 6.750% due 1/1/20
1,390,919
        400,000     VMIG1*         Series C, 3.800% due 1/1/19(f)
400,000
      1,875,000     Aa1*         San Antonio, TX Electric & Gas, Series A,
4.500% due 2/1/21                             1,532,813
      3,500,000     Aa1*         Washington State Public Power Supply System
Revenue,
                                   (Nuclear Project No. 3), Series A, 5.125% due
7/1/18                                  3,167,500
--------------------------------------------------------------------------------
----------------------------------------------------

41,942,061
--------------------------------------------------------------------------------
----------------------------------------------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

          FACE
         AMOUNT   RATING(a)         SECURITY
VALUE
--------------------------------------------------------------------------------
----------------------------------------------------

Water & Sewer -- 5.8%
$     1,000,000     AAA          Atlanta, GA Water & Wastewater Revenue, Series
A, FGIC-Insured,
                                   5.500% due 11/1/19
$    992,500
      2,400,000     A            Dauphin County, PA IDA, General Water Works
Corp.,
                                   6.900% due 6/1/24(b)
2,721,000
                                 Honolulu, HI City & County Wastewater System
Revenue,
                                   Second Bond Resolution, Jr. Series, FGIC-
Insured:
      4,000,000     AAA               4.500% due 7/1/28
3,200,000
      2,750,000     Aaa*              Zero coupon bond to yield 5.050% due
7/1/16                                        1,055,313
                                 Houston, TX Water & Sewer System Revenue,
Series A, FSA-Insured:
     10,000,000     AAA            Zero coupon bond to yield 5.490% due 12/1/22
2,575,000
     10,000,000     AAA            Zero coupon bond to yield 5.500% due 12/1/23
2,425,000
      2,000,000     A            Idaho State Water Resources Board, Water
Revenue, Resource
                                   Development, Borse Water Corp., 7.250% due
12/1/21(b)                                 2,102,500
      4,000,000     AA+          Michigan Municipal Board Authority Revenue,
Clean Water Revolving Fund,
                                   5.500% due 10/1/21
3,865,000
        400,000     A2*          Ohio Water Development Authority, (Broken Hill
Project),
                                   6.450% due 9/1/20(b)
415,000
      3,400,000     NR           Port of Umatilla, OR Water Project Revenue,
Series 1994,
                                   LOC ABN AMRO Bank, 6.650% due 8/1/22(b)
3,523,250
      2,750,000     A            Trumbull County, OH Sewer Disposal Revenue,
(General Motors Corp.
                                   Project), 6.750% due 7/1/14(b)
3,055,937
--------------------------------------------------------------------------------
----------------------------------------------------


25,930,500
--------------------------------------------------------------------------------
----------------------------------------------------

                                 TOTAL INVESTMENTS -- 100%
                                 (Cost -- $435,691,831**)
$441,509,913
--------------------------------------------------------------------------------
----------------------------------------------------


(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc.

(b) Income from this issue is considered a preference item for purpose of calculating the alternative minimum tax.

(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(d) Residual interest bond-coupon varies inversely with level of short-term tax-exempt interest rates.

(e) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if issuer has not applied for new ratings.

(f) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 18 and 19 for definitions of ratings and certain security descriptions.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------
The definitions of the applicable rating symbols are set forth below:


     Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA       --   Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA        --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

A         --   Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB       --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB and B  --   Bonds rated "BB" and "B" are regarded, on balance, as
               predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and B the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa       --   Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        --   Bonds rated "Aa" are judged to be of high quality by all
               standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A         --   Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa       --   Bonds rated "Baa" are considered to be medium grade obligations,
               i.e., they are neither highly protected nor poorly secured.
               Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR        --   Indicates that the bond is not rated by either Standard & Poor's or Moody's.

--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------
SP-1      --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1       --   Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1    --   Moody's highest rating for issues having a demand feature --
               VRDO.

P-1       --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------
ABAG      --   Association of Bay Area Governors
ACA       --   American Capital Assurance
AIG       --   American International Guaranty
AMBAC     --   American Municipal Bond Assurance
                Corporation
BAN       --   Bond Anticipation Notes
BIG       --   Bond Investors Guaranty
CGIC      --   Capital Guaranty Insurance Company
CHFCLI    --   California Health Facility
                Construction Loan Insurance
CONNIE
  LEE     --   College Construction Loan Association
COP       --   Certificate of Participation
EDA       --   Economic Development Authority
EDR       --   Economic Development Revenue
ETM       --   Escrowed To Maturity
FGIC      --   Financial Guaranty Insurance Company
FHA       --   Federal Housing Administration
FHLMC     --   Federal Home Loan Mortgage
                Corporation
FLAIRS    --   Floating Adjustable Interest Rate
                Securities
FNMA      --   Federal National Mortgage Association
FRTC      --   Floating Rate Trust Certificates
FSA       --   Financial Security Assurance
GIC       --   Guaranteed Investment Contract
GNMA      --   Government National Mortgage
                Association
GO        --   General Obligation Bonds
HDC       --   Housing Development Corporation
HFA       --   Housing Finance Authority
IDA       --   Industrial Development Authority
IDB       --   Industrial Development Board
IDR       --   Industrial Development Revenue
INFLOS    --   Inverse Floaters
ISD       --   Independent School District
LEVRRS    --   Leveraged Reverse Rate Securities
LOC       --   Letter of Credit
MBIA      --   Municipal Bond Investors Assurance
                Corporation
MVRICS    --   Municipal Variable Rate Inverse
                Coupon Security
PCR       --   Pollution Control Revenue
PSFG      --   Permanent School Fund Guaranty
RAN       --   Revenue Anticipation Notes
RIBS      --   Residual Interest Bonds
RITES     --   Residual Interest Tax-Exempt Securities
SYCC      --   Structured Yield Curve Certificate
TAN       --   Tax Anticipation Notes
TECP      --   Tax Exempt Commercial Paper
TOB       --   Tender Option Bonds
TRAN      --   Tax and Revenue Anticipation Notes
VA        --   Veterans Administration
VRDD      --   Variable Rate Daily Demand
VRWE      --   Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)               September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
     Investments, at value (Cost -- $435,691,831)
$441,509,913
     Cash
73,763
     Interest receivable
7,179,936
     Receivable for securities sold
3,083,244
     Receivable for Fund shares sold
339,627
     Other assets
15,024
--------------------------------------------------------------------------------
---------------
     Total Assets
452,201,507
--------------------------------------------------------------------------------
---------------
LIABILITIES:
     Payable for securities purchased
13,777,537
     Management fees payable
171,375
     Accrued expenses
6,377
--------------------------------------------------------------------------------
---------------
     Total Liabilities
13,955,289
--------------------------------------------------------------------------------
---------------
Total Net Assets
$438,246,218
================================================================================
===============
NET ASSETS:
     Par value of shares of beneficial interest
$     33,394
     Capital paid in excess of par value
435,374,618
     Undistributed net investment income
150,948
     Accumulated net realized loss on security transactions
(3,130,824)
     Net unrealized appreciation on investments
5,818,082
--------------------------------------------------------------------------------
---------------
Total Net Assets
$438,246,218
================================================================================
===============
Shares Outstanding:
     Class A
28,987,167
     ---------------------------------------------------------------------------
---------------
     Class B
2,928,214
     ---------------------------------------------------------------------------
---------------
     Class L
1,478,650
     ---------------------------------------------------------------------------
---------------
Net Asset Value:
     Class A
$13.12
     ---------------------------------------------------------------------------
---------------
     Class B*
$13.12
     ---------------------------------------------------------------------------
---------------
     Class L**
$13.13
     ---------------------------------------------------------------------------
---------------
Maximum Public Offering Price Per Share:
     Class A (net asset value plus 4.17% of net asset value per share)
$13.67
     ---------------------------------------------------------------------------
---------------
     Class L (net asset value plus 1.01% of net asset value per share)
$13.26
================================================================================
===============


* Redemption price is NAV of Class B reduced by a 4.50% CDSC if shares are redeemed within one year from purchase (See Note 3).

** Redemption price is NAV of Class L reduced by a 1.00% CDSC if shares are redeemed within one year from purchase.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)  For the Six Months Ended September 30, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
     Interest
$    13,580,457
--------------------------------------------------------------------------------
---------------
EXPENSES:
     Management fees (Note 3)
1,008,358
     Distribution fees (Note 3)
479,185
     Shareholder and system servicing fees
56,956
     Registration fees
25,069
     Shareholder communications
20,807
     Pricing service fees
14,038
     Custody
11,204
     Audit and legal
9,026
     Trustees' fees
3,008
     Other
6,903
--------------------------------------------------------------------------------
---------------
     Total Expenses
1,634,554
--------------------------------------------------------------------------------
---------------
Net Investment Income
11,945,903
--------------------------------------------------------------------------------
---------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 4):
     Realized Loss From Security Transactions
     (excluding short-term securities):
        Proceeds from sales
126,906,033
        Cost of securities sold
130,137,347
--------------------------------------------------------------------------------
---------------
     Net Realized Loss
(3,231,314)
--------------------------------------------------------------------------------
---------------
     Decrease in Net Unrealized Appreciation of Investments:
        Beginning of period
30,492,586
        End of period
5,818,082
--------------------------------------------------------------------------------
---------------
     Decrease in Net Unrealized Appreciation
(24,674,504)
--------------------------------------------------------------------------------
---------------
Net Loss on Investments
(27,905,818)
--------------------------------------------------------------------------------
---------------
Decrease in Net Assets From Operations
$   (15,959,915)
--------------------------------------------------------------------------------
---------------

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Six Months Ended September 30, 1999 (unaudited) and the Year Ended March 31, 1999


September 30              March 31
--------------------------------------------------------------------------------
-------------------------------------
OPERATIONS:
     Net investment income                                                    $
11,945,903         $    22,652,846
     Net realized gain (loss)
(3,231,314)              2,183,730
     Decrease in net unrealized appreciation
(24,674,504)             (2,091,457)
--------------------------------------------------------------------------------
-------------------------------------
     Increase (Decrease) in Net Assets From Operations
(15,959,915)             22,745,119
--------------------------------------------------------------------------------
-------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
     Net investment income
(11,788,184)            (22,962,050)
     Net realized gains
--              (6,368,394)
--------------------------------------------------------------------------------
-------------------------------------
     Decrease in Net Assets From Distributions to Shareholders
(11,788,184)            (29,330,444)
--------------------------------------------------------------------------------
-------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
     Net proceeds from sale of shares
50,114,183             109,110,684
     Net asset value of shares issued for reinvestment of dividends
5,913,456              15,859,957
     Cost of shares reacquired
(49,510,344)            (66,059,971)
--------------------------------------------------------------------------------
-------------------------------------
     Increase in Net Assets From Fund Share Transactions
6,517,295              58,910,670
--------------------------------------------------------------------------------
-------------------------------------
Increase (Decrease) in Net Assets
(21,230,804)             52,325,345

NET ASSETS:
     Beginning of period
459,477,022             407,151,677
--------------------------------------------------------------------------------
-------------------------------------
     End of period*
$438,246,218            $459,477,022
================================================================================
=====================================
* Includes undistributed (overdistributed) net investment income of:
$150,948                 $(6,771)
================================================================================
=====================================

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------
1.   Significant Accounting Policies

The National Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, Pennsylvania, California Money Market, Massachusetts Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service which are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, if any, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


2.   Exempt-Interest Dividends and
     Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


3.   Management Agreement and
     Other Transactions

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at the annual rate of 0.45% of the average daily net assets. This fee is calculated daily and paid monthly.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended September 30, 1999, CFBDS and SSB received sales charges of $265,000 and $11,000 on sales of the Fund's Class A and L shares, respectively. In addition, CDSCs paid to SSB were approximately:

                              Class A      Class B      Class L
--------------------------------------------------------------------------------
CDSCs                         $7,000       $38,000      $2,000
--------------------------------------------------------------------------------

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A, B and L shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. In addition, the Portfolio pays a distribution fee with respect to Class B and L shares calculated at the annual rates of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the six months ended September 30, 1999, total Distribution Plan fees incurred were:

                              Class A      Class B      Class L
--------------------------------------------------------------------------------
Distribution Plan Fees       $294,570     $120,650      $63,965
--------------------------------------------------------------------------------

All officers and one Trustee of the Fund are employees of SSB.


4.   Investments

During the six months ended September 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

--------------------------------------------------------------------------------
Purchases                                          $138,739,890
--------------------------------------------------------------------------------
Sales                                               126,906,033
--------------------------------------------------------------------------------

At September 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

--------------------------------------------------------------------------------
Gross unrealized appreciation                      $ 16,881,795
Gross unrealized depreciation                       (11,063,713)
--------------------------------------------------------------------------------
Net unrealized appreciation                        $  5,818,082
--------------------------------------------------------------------------------


5.   Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the

--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------
market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 1999, the Portfolios had no open futures contracts.


6.   Shares of Beneficial Interest

At September 30, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 1999, total paid-in capital amounted to the following for each class:


                              Class A                    Class B
Class L
--------------------------------------------------------------------------------
------------
Total Paid-in Capital      $374,516,910                $40,097,884
$20,793,218
--------------------------------------------------------------------------------
------------

Transactions in shares of each class were as follows:

                                                         Six Months Ended
Year Ended
                                                        September 30, 1999
March 31, 1999
                                                 ------------------------------
------------------------------
                                                 Shares                  Amount
Shares                  Amount
--------------------------------------------------------------------------------
----------------------------------------------------

Class A
Shares sold                                      2,979,633              $
40,142,561             5,972,128              $84,705,473
Shares issued on reinvestment                      385,091
5,193,410               999,932               14,128,508
Shares reacquired                               (3,333,608)
(45,098,308)           (4,199,657)             (59,498,849)

--------------------------------------------------------------------------------
----------------------------------------------------

Net Increase                                        31,116              $
237,663             2,772,403             $ 39,335,132
================================================================================
====================================================

Class B
Shares sold                                        511,143              $
6,887,668             1,355,808             $ 19,259,918
Shares issued on reinvestment                       32,738
440,945                72,634                1,024,830
Shares reacquired                                 (226,903)
(3,065,597)             (251,968)              (3,557,223)

--------------------------------------------------------------------------------
----------------------------------------------------

Net Increase                                       316,978              $
4,263,016             1,176,474             $ 16,727,525
================================================================================
====================================================

Class L+
Shares sold                                        230,696              $
3,083,954               361,021             $  5,145,293
Shares issued on reinvestment                       20,693
279,101                50,013                  706,619
Shares reacquired                                  (98,614)
(1,346,439)             (211,749)              (3,003,899)

--------------------------------------------------------------------------------
----------------------------------------------------

Net Increase                                       152,775              $
2,016,616               199,285             $  2,848,013
================================================================================
====================================================

+    On June 12, 1998 Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:


Class A Shares                                     1999/(1)(2)/    1999/(2)/
1998           1997           1996       1995/(3)/
--------------------------------------------------------------------------------
----------------------------------------------------
Net Asset Value, Beginning of Period                 $13.97          $14.16
$13.60         $13.67        $13.32       $13.35
--------------------------------------------------------------------------------
----------------------------------------------------
Income (Loss) From Operations:
   Net investment income                               0.37            0.74
0.79           0.81          0.81         0.82
   Net realized and unrealized gain (loss)            (0.86)           0.03
0.73          (0.09)         0.35        (0.01)
--------------------------------------------------------------------------------
----------------------------------------------------
Total Income (Loss) From Operations                   (0.49)           0.77
1.52           0.72          1.16         0.81
--------------------------------------------------------------------------------
----------------------------------------------------
Less Distributions From:
   Net investment income                              (0.36)          (0.75)
(0.80)         (0.79)        (0.81)       (0.84)
   Net realized gains                                    --           (0.21)
(0.16)            --            --           --
--------------------------------------------------------------------------------
----------------------------------------------------
Total Distributions                                   (0.36)          (0.96)
(0.96)         (0.79)        (0.81)       (0.84)
--------------------------------------------------------------------------------
----------------------------------------------------
Net Asset Value, End of Period                       $13.12          $13.97
$14.16         $13.60        $13.67   $    13.32
--------------------------------------------------------------------------------
----------------------------------------------------
Total Return                                          (3.53)%++        5.50%
11.47%          5.41%         8.83%        6.38%
--------------------------------------------------------------------------------
----------------------------------------------------
Net Assets, End of Period (000s)                   $380,424        $404,498
$370,891       $351,395      $378,421   $  401,364
--------------------------------------------------------------------------------
----------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            0.66%+          0.66%
0.66%          0.70%         0.70%        0.60%
   Net investment income                               5.40+           5.21
5.61           5.92          5.88         6.30
--------------------------------------------------------------------------------
----------------------------------------------------
Portfolio Turnover Rate                                  28%             61%
87%            31%           27%          54%
--------------------------------------------------------------------------------
----------------------------------------------------

(1)  For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
26                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:


Class B Shares                                     1999/(1)(2)/     1999/(2)/
1998           1997           1996       1995/(3)/
--------------------------------------------------------------------------------
----------------------------------------------------
Net Asset Value, Beginning of Period                 $13.96          $14.16
$13.61         $13.67        $13.33       $12.41
--------------------------------------------------------------------------------
----------------------------------------------------
Income (Loss) From Operations:
   Net investment income                               0.33            0.67
0.70           0.74          0.73         0.33
   Net realized and unrealized gain (loss)            (0.84)           0.02
0.74          (0.08)         0.35         0.91
--------------------------------------------------------------------------------
----------------------------------------------------
Total Income (Loss) From Operations                   (0.51)           0.69
1.44           0.66          1.08         1.24
--------------------------------------------------------------------------------
----------------------------------------------------
Less Distributions From:
   Net investment income                              (0.33)          (0.68)
(0.73)         (0.72)        (0.74)       (0.32)
   Net realized gains                                    --           (0.21)
(0.16)            --            --           --
--------------------------------------------------------------------------------
----------------------------------------------------
Total Distributions                                   (0.33)          (0.89)
(0.89)         (0.72)        (0.74)       (0.32)
--------------------------------------------------------------------------------
----------------------------------------------------
Net Asset Value, End of Period                       $13.12          $13.96
$14.16         $13.61        $13.67       $13.33
--------------------------------------------------------------------------------
----------------------------------------------------
Total Return                                          (3.71)%++        4.92%
10.80%          4.95%         8.26%     10.11%++
--------------------------------------------------------------------------------
----------------------------------------------------
Net Assets, End of Period (000s)                    $38,407         $36,451
$20,313        $12,691       $11,605       $6,905
--------------------------------------------------------------------------------
----------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            1.16%+          1.16%
1.29%          1.20%         1.19%       1.19%+
   Net investment income                               4.91+           4.71
4.95           5.42          5.37         5.75+
--------------------------------------------------------------------------------
----------------------------------------------------
Portfolio Turnover Rate                                  28%             61%
87%            31%           27%          54%
--------------------------------------------------------------------------------
----------------------------------------------------

(1)  For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from November 7, 1994 (inception date) to March 31, 1995.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:


Class L Shares                                     1999/(1)(2)/    1999/(2)(3)/
1998           1997           1996       1995/(4)/
--------------------------------------------------------------------------------
----------------------------------------------------
Net Asset Value, Beginning of Period                 $13.97          $14.16
$13.59         $13.65        $13.32     $  13.33
--------------------------------------------------------------------------------
----------------------------------------------------
Income (Loss) From Operations:
   Net investment income                               0.33            0.65
0.69           0.73          0.73         0.74
   Net realized and unrealized gain (loss)            (0.85)           0.02
0.74          (0.08)         0.34        (0.01)
--------------------------------------------------------------------------------
----------------------------------------------------
Total Income From Operations                          (0.52)           0.67
1.43           0.65          1.07         0.73
--------------------------------------------------------------------------------
----------------------------------------------------
Less Distributions From:
   Net investment income                              (0.32)          (0.65)
(0.70)         (0.71)        (0.74)       (0.74)
   Net realized gains                                    --           (0.21)
(0.16)            --            --           --
--------------------------------------------------------------------------------
----------------------------------------------------
Total Distributions                                   (0.32)          (0.86)
(0.86)         (0.71)        (0.74)       (0.74)
--------------------------------------------------------------------------------
----------------------------------------------------
Net Asset Value, End of Period                       $13.13          $13.97
$14.16         $13.59        $13.65    $   13.32
--------------------------------------------------------------------------------
----------------------------------------------------
Total Return                                          (3.75)%++        4.79%
10.71%          4.90%         8.13%        5.80%
--------------------------------------------------------------------------------
----------------------------------------------------
Net Assets, End of Period (000s)                    $19,416         $18,528
$15,926        $14,901       $16,563    $  18,599
--------------------------------------------------------------------------------
----------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                            1.24%+          1.24%
1.35%          1.27%         1.27%        1.23%
   Net investment income                               4.80+           4.63
4.91           5.35          5.31         5.69
--------------------------------------------------------------------------------
----------------------------------------------------
Portfolio Turnover Rate                                  28%             61%
87%            31%           27%          54%
--------------------------------------------------------------------------------
----------------------------------------------------

(1)  For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4)  On November 7, 1994, the former Class B shares were renamed Class C shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------
On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees to the Trust.

The results were as  follows:

                                                                     Percentage
Percentage
                                          Shares Voted               of Shares
Shares Voted              of Shares
Name of Trustees                               For                      Voted
Against                   Voted
--------------------------------------------------------------------------------
------------------------------------------------
Lee Abraham                             1,350,265,160.850             97.943%
28,359,584.139               2.057%
Allan J. Bloostein                      1,351,356,664.226             98.022
27,268,080,763                1.978
Jane F. Dasher                          1,352,390,291.715             98.097
26,234,453.274                1.903
Donald R. Foley                         1,350,867,506.020             97.987
27,757,238.969                2.013
Richard E. Hanson, Jr.                  1,351,302,644.963             98.018
27,322,100.026                1.982
Paul Hardin                             1,352,452,572.699             98.102
26,172,172.290                1.898
Heath B. McLendon                       1,352,481,643.116             98.104
26,143,101.873                1.896
Roderick C. Rasmussen                   1,351,438,798.818             98.028
27,185,946.171                1.972
John P. Toolan                          1,352,497,455.395             98.105
26,127,289.594                1.895
--------------------------------------------------------------------------------
------------------------------------------------


--------------------------------------------------------------------------------
28                                       1999 Semi-Annual Report to Shareholders

Smith Barney
Muni Funds

Trustees
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus


Officers
Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

Investment Manager
SSB Citi Fund Management LLC

Distributor
CFBDS, Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
Smith Barney Private Trust
388 Greenwich Street, 22nd Floor
New York, NY 10013

Sub-Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699


This report is submitted for general information of the shareholders of Smith Barney Muni Funds -- National Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

[LOGO]

Smith Barney Muni Funds
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds



SMITH BARNEY MUNI FUNDS
GEORGIA PORTFOLIO
PENNSYLVANIA PORTFOLIO


-----------------------
SEMI-ANNUAL REPORT
-----------------------
SEPTEMBER 30, 1999

LOGO: SMITH BARNEY MUTUAL FUNDS

NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

PICTURES OF

HEATH B. MCLENDON
CHAIRMAN

PETER M. COFFEY
VICE PRESIDENT

SMITH BARNEY
MUNI FUNDS

DEAR SHAREHOLDER:
We are pleased to provide the semi-annual report for the Smith Barney Muni Funds
- Georgia and Pennsylvania Portfolios ("Portfolios") for the period ended September 30, 1999. We hope you find this report useful and informative. For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the investment strategies employed by each Portfolio during the period. A detailed summary of performance and current holdings for both Portfolios can be found in the appropriate sections that follow.

MARKET AND ECONOMIC OVERVIEW
Current market conditions can be characterized by a strong economy, with growth of demand continuing to outpace supply, yet signs of inflation appear to be virtually non-existent. Moreover, the unemployment rate is at a 30-year low, and the yield curve has steepened. (The yield curve shows the difference between short- and long-term rates.)

Despite the fact that the bond market has had numerous seemingly valid reasons to trade lower lately, the bond market has resisted them. Instead, the yield for the 30-year Treasury bond has stayed within a narrow 40 basis point trading range since the beginning of June. (A basis point is 0.01%, or one one-hundredth of a percent.)

One of the biggest challenges facing the bond markets recently have been the decline of the U.S. dollar against the yen. Yet, because the dollar's weakness has been limited to the yen, there has been little concern about possible capital outflows from the U.S. or higher inflation. Similarly, the rise in oil prices has not translated into higher bond yields because inflation in general does not appear to be a factor. The same holds true for the recent surge in gold prices, which we do not view as a sign of higher inflation or higher yields.

Fixed income prices have come under some pressure as a result of higher interest rates. U.S. Treasuries have remained in a narrow trading range just above 6%, while long-term municipal bonds are yielding approximately 95% of long-term

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       1

U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

One positive trend for the market has been the lower of supply of new bonds. The U.S. Treasury Department has been paying down the national debt, and the latest figures from the Clinton Administration show an estimated budget surplus of about $115 billion for the current fiscal year.

GEORGIA PORTFOLIO'S PERFORMANCE AND INVESTMENT STRATEGY
The Portfolio seeks as high a level of income exempt from federal income taxes and Georgia personal income taxes as is consistent with prudent investing.(1)

For the period ended September 30, 1999, the Portfolio generated a total return of negative 4.72% for Class A shares without sales charges compared to its Lipper, Inc. peer group average of negative 3.56%. (Lipper is a major fund tracking organization.) For performance information on the Portfolio's other share classes, please refer to page five.

As of September 30, 1999, 56.5% of the Portfolio had a triple-A rating, the highest credit rating. The Portfolio's largest holdings are concentrated among the following industries: multi-family housing bonds (14.3%), utility bonds (12.0%) and education bonds (10.4%).

GEORGIA ECONOMIC HIGHLIGHTS
Georgia's economy continues to be one of the nation's most prosperous, due in large part to its conservative financial operations and superior debt policies. As a result, Georgia's general obligation bonds continue to be assigned high marks from the major credit agencies. Revenues for 1999-2000 are expected to increase 5.9%, income taxes 7.8% and sales taxes 4.5%. In recent years Georgia has become one of the nation's hottest markets for both job and population growth.

In 1997 and 1998, the Peachtree State's population increased by 2.1% and 2.0%, respectively. Also, while population growth for 1999 is expected to drop slightly to 1.9%, it remains about twice the national rate. Nearly two thirds of the projected population growth for 1999 will come from immigration. Unemployment rates remain low at 4.2%, while national rates are 4.5%.

In our opinion, Georgia should remain a powerful force in the U.S. economy. Its trade, service, and transportation-oriented diversified economy should continue to generate superior revenue growth, and that in turn should enable it to meet the needs of its growing population.


--------------
(1) A portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").



--------------------------------------------------------------------------------
2                                       1999 Semi-Annual Report to Shareholders

PENNSYLVANIA PORTFOLIO'S PERFORMANCE AND INVESTMENT STRATEGY
The Portfolio seeks as high a level of income exempt from federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing.1

For the period ended September 30, 1999, the Portfolio posted a total return of negative 4.44% for Class A shares without sales charges compared to its Lipper, Inc. peer group average of negative 3.49%. For performance information on the Portfolio's other classes, please refer to page eight.

As of September 30, 1999, roughly 90% of the Portfolio was rated investment grade. In addition, approximately 49% of the Portfolio had a triple-A rating, the highest credit rating. The Portfolio's largest holdings were concentrated among the following industries: hospital bonds (23.9%), education bonds (13.4%) and industrial development bonds (8.4%).

PENNSYLVANIA ECONOMIC HIGHLIGHTS
Pennsylvania has made strides in the transformation of its economy and has overcome its recent history of below-average growth in population, employment and personal income. Historically Pennsylvania has been known as the leader of the Industrial Era; however the state is now positioning itself to become a driving force in the New Internet Economy.

Some of the largest concentrations of technology firms and high-tech employees are now located in Pennsylvania. The Commonwealth's technological successes so far should not be to surprising since it already had some of the crucial ingredients to become a successful technology center such as an established history, outstanding educational facilities, a highly-skilled workforce and a positive business climate.

Moreover our economic outlook for Pennsylvania is favorable because of its conservative budgeting practices and effective debt management. In our opinion, Pennsylvania is moving in the right direction and may very well regain its position as a leader in the U.S. economy in the years ahead.

MARKET OUTLOOK
The recent rise in interest rates has created buying opportunities. We remain confident that we can achieve a high level of tax-exempt income, consistent with prudent investing and close attention to credit quality. Yields on municipal securities have risen quite substantially, and the long end of the yield curve continues to favor municipal bonds.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

Over the long term, we are bullish on municipal bonds. And while we continue to identify many opportunities in the municipal bond market, we do anticipate some price erosion in the near-term as a result of increasing interest rates. However, we believe that the Federal Reserve Board's tightening of monetary policy (25 basis points on June 30, 1999 and 25 basis points on August 24, 1999),2 along with the increase in bond yields, may moderate U.S. economic activity in 2000. Moreover, if the U.S. stock market were to experience a correction, bond markets could recover despite recent difficulties.

The supply of municipal bonds could become lower as January 1, 2000 approaches. Amid heavy issuance recently, supply has become so great that many prices have declined to their annual lows. These larger volumes have in turn resulted in lower prices and higher yields. Yet, these conditions can change soon as the market experiences its typical light winter issuance and investors keep out of the markets amidst concerns regarding Year 2000 issues.

In our opinion, the bolstered yields resulting from year 2000 concerns and supply pressures is already reaching levels where investors should consider begin putting their cash to work. Against the current economic backdrop, we believe that yields have peaked, and that the best opportunities may lie in spread products such as municipal issues.

Looking ahead, we believe that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Recent economic conditions have created opportunities for municipal securities to catch up with U.S. Treasuries, and we continue to see good value at the long end of the market.

In closing, thank you for investing in the Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios. We look forward to helping you pursue your financial goals.

Sincerely,




/S/ Heath B. McLendon                       /S/ Peter M. Coffey
Heath B. McLendon                           Peter M. Coffey
Chairman                                    Vice President

October 12, 1999

----------
2 On Tuesday, November 16, 1999, the Federal Reserve Board raised short-term rates by 25 basis points after this letter was written.



--------------------------------------------------------------------------------
4                                       1999 Semi-Annual Report to Shareholders

                               GEORGIA PORTFOLIO
--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE - CLASS A SHARES
--------------------------------------------------------------------------------

                        Net Asset Value
                     -------------------
                     Beginning    End of     Income    Capital Gain     Total
Period Ended         of Period    Period    Dividends  Distributions  Returns(1)
================================================================================
9/30/99               $13.43      $12.49        $0.31       $0.00       (4.72)%+
--------------------------------------------------------------------------------
3/31/99                13.43       13.43         0.65        0.09        5.61
--------------------------------------------------------------------------------
3/31/98                12.48       13.43         0.67        0.08       13.85
--------------------------------------------------------------------------------
3/31/97                12.50       12.48         0.67        0.08        5.95
--------------------------------------------------------------------------------
3/31/96                12.10       12.50         0.70        0.05        9.67
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.10         0.62        0.00        6.29+
================================================================================
Total                                           $3.62       $0.30
================================================================================


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE - CLASS B SHARES
--------------------------------------------------------------------------------

                        Net Asset Value
                     -------------------
                     Beginning    End of     Income    Capital Gain     Total
Period Ended         of Period    Period    Dividends  Distributions  Returns(1)
================================================================================
9/30/99               $13.42      $12.48        $0.28       $0.00       (4.99)%+
--------------------------------------------------------------------------------
3/31/99                13.43       13.42         0.58        0.09        4.99
--------------------------------------------------------------------------------
3/31/98                12.47       13.43         0.60        0.08       13.39
--------------------------------------------------------------------------------
3/31/97                12.50       12.47         0.61        0.08        5.33
--------------------------------------------------------------------------------
3/31/96                12.11       12.50         0.65        0.05        9.08
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.27       12.11         0.49        0.00        2.88+
================================================================================
Total                                           $3.21       $0.30
================================================================================



--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE - CLASS L SHARES
--------------------------------------------------------------------------------

                        Net Asset Value
                      -------------------
                     Beginning    End of      Income    Capital Gain    Total
Period Ended         of Period    Period     Dividends  Distributions Returns(1)
================================================================================
9/30/99               $13.41      $12.47        $0.27       $0.00       (5.03)%+
--------------------------------------------------------------------------------
3/31/99                13.41       13.41         0.58        0.09        5.01
--------------------------------------------------------------------------------
3/31/98                12.46       13.41         0.59        0.08       13.23
--------------------------------------------------------------------------------
3/31/97                12.49       12.46         0.60        0.08        5.28
--------------------------------------------------------------------------------
3/31/96                12.09       12.49         0.64        0.05        9.12
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.06       12.09         0.56        0.00        5.11+
================================================================================
Total                                           $3.24       $0.30
================================================================================

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       5

                               GEORGIA PORTFOLIO
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
================================================================================

                                                   Without Sales Charges(1)
                                               -------------------------------
                                               Class A     Class B     Class L
================================================================================
Six Months Ended 9/30/99+                         (4.72)%    (4.99)%     (5.03)%
--------------------------------------------------------------------------------
Year Ended 9/30/99                                (4.36)     (4.88)      (4.94)
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                           7.03       6.47        6.43
--------------------------------------------------------------------------------
Inception* through 9/30/99                         6.52       5.64        5.84
================================================================================

                                                    With Sales Charges(2)
                                               -------------------------------
                                               Class A     Class B     Class L
================================================================================
Six Months Ended 9/30/99+                         (8.54)%    (9.18)%     (6.93)%
--------------------------------------------------------------------------------
Year Ended 9/30/99                                (8.16)     (8.95)      (6.79)
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                           6.17       6.32        6.22
--------------------------------------------------------------------------------
Inception* through 9/30/99                         5.73       5.64        5.65
================================================================================



--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
==============================================================================
                                                   Without Sales Charges(1)
================================================================================
Class A (inception* through 9/30/99)                                41.50%
--------------------------------------------------------------------------------
Class B (inception* through 9/30/99)                                33.69
--------------------------------------------------------------------------------
Class L (inception* through 9/30/99)                                36.36
================================================================================

 (1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

 (2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  * Inception dates for Class A, B and L shares are April 4, 1994, June 15, 1994 and April 14, 1994, respectively.

  + Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
6                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE (uaudited)
--------------------------------------------------------------------------------

               GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
           GEORGIA PORTFOLIO VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX
                AND LEHMAN BROTHERS GEORGIA MUNICIPAL BOND INDEX+
--------------------------------------------------------------------------------

                          April 1994 -- September 1999

CHART
         Lehman Brothers   Georgia Muni,    Bond Index
4/4/94   10000             10000             9600
3/95     10795             10744            10193
3/96     11675             11645            11179
3/97     12289             12278            11844
3/98     13573             13594            13485
3/99     14362             14437            14242
09/30/99 14039             14125            13569






  + Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1999. The Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.




--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       7

                             PENNSYLVANIA PORTFOLIO
-------------------------------------------------------------------------------
HISTORICAL PERFORMANCE - CLASS A SHARES
--------------------------------------------------------------------------------

                       Net Asset Value
                     -------------------
                     Beginning    End of     Income    Capital Gain    Total
Period Ended         of Period    Period    Dividends  Distributions  Returns(1)
================================================================================
9/30/99               $13.44      $12.52        $0.33       $0.00       (4.44)%+
--------------------------------------------------------------------------------
3/31/99                13.54       13.44         0.69        0.15        5.61
--------------------------------------------------------------------------------
3/31/98                12.66       13.54         0.69        0.11       13.52
--------------------------------------------------------------------------------
3/31/97                12.62       12.66         0.71        0.00        6.11
--------------------------------------------------------------------------------
3/31/96                12.40       12.62         0.72        0.05        8.08
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.40         0.62        0.00        8.82+
================================================================================
Total                                           $3.76       $0.31
================================================================================


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE - CLASS B SHARES
--------------------------------------------------------------------------------
                       Net Asset Value
                     ------------------
                     Beginning    End of     Income    Capital Gain     Total
Period Ended         of Period    Period    Dividends  Distributions  Returns(1)
================================================================================
9/30/99               $13.42      $12.50        $0.29       $0.00       (4.72)%+
--------------------------------------------------------------------------------
3/31/99                13.52       13.42         0.62        0.15        5.07
--------------------------------------------------------------------------------
3/31/98                12.64       13.52         0.62        0.11       12.97
--------------------------------------------------------------------------------
3/31/97                12.61       12.64         0.65        0.00        5.56
--------------------------------------------------------------------------------
3/31/96                12.39       12.61         0.66        0.05        7.61
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.35       12.39         0.48        0.00        4.48+
================================================================================
Total                                           $3.32       $0.31
================================================================================


--------------------------------------------------------------------------------
HISTORICAL PERFORMANCE - CLASS L SHARES
--------------------------------------------------------------------------------
                       Net Asset Value
                     ------------------
                     Beginning    End of     Income    Capital Gain     Total
Period Ended         of Period    Period    Dividends  Distributions  Returns(1)
================================================================================
9/30/99               $13.41      $12.49        $0.29       $0.00       (4.74)%+
--------------------------------------------------------------------------------
3/31/99                13.51       13.41         0.61        0.15         5.02
--------------------------------------------------------------------------------
3/31/98                12.64       13.51         0.62        0.11        12.84
--------------------------------------------------------------------------------
3/31/97                12.61       12.64         0.65        0.00         5.51
--------------------------------------------------------------------------------
3/31/96                12.39       12.61         0.66        0.05         7.56
--------------------------------------------------------------------------------
Inception* - 3/31/95   12.00       12.39         0.56        0.00         8.14+
================================================================================
Total                                           $3.39       $0.31
--------------------------------------------------------------------------------

IT IS THE FUND'S POLICY TO DISTRIBUTE DIVIDENDS MONTHLY AND CAPITAL GAINS, IF ANY, ANNUALLY.


--------------------------------------------------------------------------------
8                                       1999 Semi-Annual Report to Shareholders

                             PENNSYLVANIA PORTFOLIO
-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETUNS
--------------------------------------------------------------------------------


                                                  Without Sales Charges(1)
                                               ---------------------------------
                                               Class A     Class B     Class L
================================================================================
Six Months Ended 9/30/99+                         (4.44)%    (4.72)%     (4.74)%
--------------------------------------------------------------------------------
Year Ended 9/30/99                                (3.73)     (4.26)      (4.31)
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                           6.87       6.34        6.28
--------------------------------------------------------------------------------
Inception* through 9/30/99                         6.72       5.73        6.12
================================================================================

                                                    With Sales Charges(2)
                                               ---------------------------------
                                               Class A     Class B     Class L
================================================================================
Six Months Ended 9/30/99+                         (8.27)%    (8.91)%     (6.65)%
--------------------------------------------------------------------------------
Year Ended 9/30/99                                (7.61)     (8.33)      (6.16)
--------------------------------------------------------------------------------
Five Years Ended 9/30/99                           6.00       6.19        6.07
--------------------------------------------------------------------------------
Inception* through 9/30/99                         6.72       5.73        5.92
================================================================================


--------------------------------------------------------------------------------
CUMULATIVE TOTAL RETURNS
--------------------------------------------------------------------------------
                                                        Without Sales Charges(1)
================================================================================
Class A (inception* through 9/30/99)                                42.98%
--------------------------------------------------------------------------------
Class B (inception* through 9/30/99)                                34.22
--------------------------------------------------------------------------------
Class L (inception* through 9/30/99)                                38.53
================================================================================

 (1)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

 (2)Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum sales charge of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

  * Inception dates for Class A, B and L shares are April 4, 1994, June 20, 1994 and April 5, 1994, respectively.

  + Total return is not annualized, as it may not be representative of the total return for the year.




--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       9

HISTORICAL PERFORMANCE (unaudited)
--------------------------------------------------------------------------------


               GROWTH OF $10,000 INVESTED IN CLASS A SHARES OF THE
           PENNSYLVANIA PORTFOLIO VS. LEHMAN BROTHERS MUNICIPAL BOND INDEX
             AND LEHMAN BROTHERS PENNSYLVANIA MUNICIPAL BOND INDEX+
-------------------------------------------------------------------------------=
                          April 1994 -- September 1999


         Lehman Brothers    Penn. Muni,    Bond Index
4/4/94   10000              10000           9600
3/95     10795              10744          10447
3/96     11638              11645          11290
3/97     12282              12278          11980
3/98     13529              13594          13601
3/99     14341              14437          14364
09/30/99 14040              14125          13726




  + Hypothetical illustration of $10,000 invested in Class A shares at inception on April 4, 1994, assuming a deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 1999. The Lehman Brothers Georgia Municipal Bond Index (consisting of Georgia municipal bonds) is a sub-index of the Lehman Brothers Municipal Bond index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

    All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.



--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited)                         SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                               GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
================================================================================

EDUCATION -- 10.4%
$1,000,000  Aa2*     Cherokee County GA School System, 5.000%
                       due 2/1/14                                     $ 950,000
                     Private Colleges & Universities Authority Revenue:
1,000,000   AAA        Agnes Scott College Project, 4.750% due 6/1/28   832,500
1,000,000   Aa1*       Emory University Project, Series A, 5.500%
                       due 11/1/31                                      953,750
                       Mercer Housing Corp. Project, Series A:
1,000,000   A            ACA-Insured, 5.375% due 6/1/17                 951,250
1,000,000   A3*          5.250% due 10/1/20                             918,750
  750,000   BBB      Puerto Rico Industrial Tourist Educational, Medical &
                       Environmental Control Facilities Finance Authority,
                       Ana G. Mendez University System Project,
                       5.375% due 2/1/19                                701,250
--------------------------------------------------------------------------------
                                                                      5,307,500
--------------------------------------------------------------------------------
ESCROWED TO MATURITY(B) -- 8.4%
  285,000   AAA      Burke County Development Authority PCR, (Oglethorpe
                       Power Co. Vogtle Project), MBIA-Insured,
                       7.500% due 1/1/03                                298,181
                     Cobb County Kennestone Hospital Authority Revenue,
                       MBIA-Insured:
  135,000   AAA          10.250% due 2/1/02                             141,750
  730,000   AAA          Series 86A, 7.750% due 2/1/07                  803,000
1,875,000   Aaa*     Colquitt County Development Authority Revenue,
                       Sub-Series C, zero coupon due 12/1/21            445,313
  290,000   AAA      Fulton County Water & Sewer Revenue, FGIC-Insured,
                       6.375% due 1/1/14                                316,825
  485,000   AAA      Puerto Rico Commonwealth Aqueduct & Sewer Authority
                       Revenue, 10.250% due 7/1/09                      622,619
  145,000   Aaa*     Richmond County Water and Sewer Revenue,
                       9.875% due 4/1/02                                156,237
1,000,000   Aaa*     Savannah EDA, zero coupon due 12/1/21              237,500
  640,000   AAA      Tri City Hospital Authority Revenue,
                       South Fulton Hospital, FGIC-Insured,
                       10.250% due 7/1/06                               789,600
2,000,000   Aaa*     Washington Wilkes Payroll Development
                       Authority Revenue, zero coupon due 12/1/21       475,000
--------------------------------------------------------------------------------
                                                                      4,286,025
--------------------------------------------------------------------------------
GENERAL OBLIGATION -- 5.7%
1,000,000   AAA      Georgia State, Series B, 5.750% due 8/1/17       1,031,250
2,290,000   AAA      Puerto Rico Commonwealth, Public Improvement,
                       AMBAC-Insured, 4.500% due 7/1/23               1,889,250
--------------------------------------------------------------------------------
                                                                      2,920,500
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited) (continued)              SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                               GEORGIA PORTFOLIO

   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
================================================================================

HOSPITALS -- 4.7%
$1,000,000  AAA      Fulco Hospital Authority Revenue, Catholic Health
                       East, Series A, 4.875% due 11/15/15            $ 902,500
1,000,000   AAA      Gainsville & Hall County Hospital Authority
                       Revenue, (Northeast GA Health System Inc.
                       Project), 5.500% due 5/15/19                     967,500
  500,000   BBB-     Puerto Rico Industrial Tourist Educational,
                       Medical & Environmental Control Facilities
                       Finance Authority, (Ryder Memorial Hospital
                       Project), Series A, 6.700% due 5/1/24            523,125
--------------------------------------------------------------------------------
                                                                      2,393,125
--------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 14.3%
  500,000   AAA      Acworth Housing Authority Revenue, (Wingate Falls
                       Apartments Project), 6.125% due 3/1/17(c)        511,250
                     Atlanta Urban Residential Finance Authority, Multi-Family
                       Housing Revenue:
1,115,000   B            Cascade Pines Housing Project, 6.250%
                         due 9/1/10(c)                                1,156,813
1,000,000   AAA          New Community, Series A-1, GNMA-Collateralized,
                           5.450% due 11/20/17(c)                       976,250
1,025,000   AAA          Shamrock Garden Apartments Project, Series A,
                           FNMA-Collateralized, 5.250% due 4/1/19(c)    966,063
1,000,000   Baa1*    Clayton County Housing Authority, Multi-Family Housing
                       Revenue, (Magnolia Park Apartments Project), Series A,
                       6.125% due 6/1/18                                970,000
  240,000   A        Cobb County Housing Authority Refunding, (Signature Place
                       Project), Series A, 6.875% due 10/1/17           249,900
                     De Kalb County Housing Authority, Multi-Family Housing
                       Revenue, Series A:
1,000,000   Aa2*         Friendly Hills Apartments, FHA-Insured,
                           7.050% due 1/1/39(c)                       1,082,500
  300,000   AAA          Valley Brook Apartments Project, Revenue Refunding,
                           MBIA-Insured, 7.750% due 1/1/26              313,953
1,000,000   AAA      Lawrenceville Housing Authority, Multi-Family Revenue,
                       (Knollwood Park Apartments Project), 6.250% mandatory
                       tender 6/1/15(c)                               1,038,750
--------------------------------------------------------------------------------
                                                                      7,265,479
--------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 7.7%
  155,000   AAA      Fulton County Housing Authority, Single-Family Mortgage
                       Revenue, Series A, GNMA-Collateralized,
                       6.600% due 3/1/28(c)                             159,844


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited) (continued)              SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                               GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
================================================================================

HOUSING: SINGLE-FAMILY -- 7.7% (CONTINUED)
                     Georgia State HFA, Single-Family Mortgage Revenue:
$ 350,000   AAA        Series A, FHA-Insured, 6.600% due 12/1/23(c)  $  360,500
2,500,000   AAA        Series A-2, FHA-Insured, 6.550% due 12/1/27(c) 2,584,375
  255,000   AA+      Georgia State Residential Finance Authority, Home
                       Ownership Mortgage, Series A, FHA-Insured,
                       7.250% due 12/1/21(c)                            266,156
  320,000   AAA      Puerto Rico Housing Bank and Finance Agency,
                       Single-Family Mortgage, Affordable Housing Mortgage,
                       Portfolio I, GNMA/FNMA-Collateralized,
                       6.250% due 4/1/29(c)                             330,000
  210,000   AAA      Virgin Islands HFA, Single-Family Mortgage Revenue,
                       Series A, GNMA-Collateralized, 6.450% due
                       3/1/16(c)                                        216,562
--------------------------------------------------------------------------------
                                                                      3,917,437
--------------------------------------------------------------------------------
LIFE-CARE -- 2.6%
  660,000   BBB+     Fulton County Residential Care Facilities, (Canterbury
                       Court Project), 6.300% due 10/1/24               655,875
  660,000   NR       Savannah EDA, First Mortgage, Senior Care Group Inc.,
                       Shadowmoss, Series A, 6.750% due 7/1/10          640,200
--------------------------------------------------------------------------------
                                                                      1,296,075
--------------------------------------------------------------------------------
MISCELLANEOUS -- 6.3%
2,000,000   AAA      Georgia Local Government, Public Improvement Grant,
                       Series A, MBIA-Insured, 4.750% due 6/1/28      1,710,000
  500,000   BBB      Puerto Rico Housing Bank and Finance Agency,
                       7.500% due 12/1/06                               556,875
1,000,000   BBB      Puerto Rico Industrial Tourist Educational, Medical &
                       Environmental Control Facilities Finance Authority,
                       (San Lucas & Cristo Project), Series A,
                       5.750% due 6/1/19                                948,750
--------------------------------------------------------------------------------
                                                                      3,215,625
--------------------------------------------------------------------------------
POLLUTION CONTROL -- 10.0%
  200,000   BBB      Camden County Joint Development Authority PCR,
                       Revenue Refunding, (Union Carbide Corp. Project),
                       5.000% due 1/1/12                                187,500
1,000,000   Baa2*    Effingham County Development Authority, Solid Waste
                       Disposal Revenue, (Fort James Project),
                       5.625% due 7/1/18(c)                             962,500
  500,000   A-       Monroe County Development Authority PCR, (Oglethorpe
                       Power Co. Scherer Project), Series A,
                       6.800% due 1/1/12                                555,000
2,000,000   A3*      Richmond County Development Authority, Solid Waste
                       Disposal Revenue, (International Paper Project),
                       Series A, 5.400% due 2/1/33(c)                 1,840,000


                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited) (continued)              SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                               GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
================================================================================

POLLUTION CONTROL -- 10.0% (CONTINUED)
$1,000,000  NR       Rockdale County Development Authority, Solid Waste
                       Disposal Revenue, (Visy Paper Project),
                       7.500% due 1/1/26(c)                          $1,036,250
  500,000   A3*      Savannah EDA, PCR, (Union Camp Corp. Project),
                       6.150% due 3/1/17                                514,375
-------------------------------------------------------------------------------
                                                                      5,095,625
-------------------------------------------------------------------------------
PRE-REFUNDED(D) -- 3.2%
1,000,000   AAA      Fulton County Multi-Family Housing Authority Revenue,
                       (Concorde Place Apartment Project),
                       6.300% due 7/1/16                              1,085,000
  500,000   Ba1*     Savannah Hospital Authority Revenue Refunding &
                       Improvement, Candler Hospital,
                       7.000% due 1/1/11                                545,625
--------------------------------------------------------------------------------
                                                                      1,630,625
--------------------------------------------------------------------------------
PUBLIC FACILITIES -- 2.7%
  250,000   AAA      Butts County COP, MBIA-Insured, 6.750% due 12/1/14 273,750
1,100,000   AAA      Cobb-Marietta Counties Coliseum and Exhibit Hall
                       Authority Revenue, MBIA-Insured,
                       5.625% due 10/1/26                             1,095,875
--------------------------------------------------------------------------------
                                                                      1,369,625
--------------------------------------------------------------------------------
SOLID WASTE -- 1.8%
1,000,000   AA       Albany Dougherty Payroll Development Authority, Solid
                       Waste Disposal Revenue, Procter & Gamble Paper
                       Products, 5.200% due 5/15/28(c)                  915,000
--------------------------------------------------------------------------------
TRANSPORTATION -- 3.1%
  250,000   AAA      Metro Atlanta Rapid Transit Authority Revenue Refunding,
                       Series P, AMBAC-Insured, 6.250% due 7/1/20       269,062
1,500,000   A        Puerto Rico Commonwealth Highway & Transportation
                       Authority Revenue, Series Y, 5.000% due 7/1/36 1,310,625
--------------------------------------------------------------------------------
                                                                      1,579,687
--------------------------------------------------------------------------------
UTILITIES -- 12.0%
                     Georgia Municipal Electric Authority Revenue:
2,000,000   AAA        Project One, Series A, MBIA-Insured,
                         5.250% due 1/1/14                            1,955,000
  600,000   AAA        Series EE, AMBAC-Insured, 7.250% due 1/1/24      722,250
  500,000   A-       Georgia Municipal Gas Authority Revenue, (Southern
                       Storage Gas Project), 6.300% due 7/1/09          526,250
1,000,000   AA       Hogansville Combined Public Utility System, Asset
                       Guaranteed, 5.850% due 10/1/15                 1,022,500


                       SEE NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited) (continued)              SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                               GEORGIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
================================================================================

UTILITIES -- 12.0% (CONTINUED)
$2,200,000  AAA      Puerto Rico Electric Power Authority Revenue Refunding,
                       Series EE, MBIA-Insured, 4.500% due 7/1/18   $ 1,881,000
--------------------------------------------------------------------------------
                                                                      6,107,000
--------------------------------------------------------------------------------
WATER & SEWER -- 7.1%
  500,000   A+       Cartersville Development Authority Revenue Refunding,
                       Sewer Facilities, Anheuser Busch, 6.125%
                       due 5/1/27(c)                                    507,500
1,000,000   AA       Clayton County Water Authority Revenue,
                       5.100% due 5/1/16                                950,000
  625,000   AAA      Douglasville-Douglas County Water & Sewer Authority
                       Revenue, AMBAC-Insured, 5.625% due 6/1/15        632,031
   10,000   AAA      Fulton County Water & Sewer Revenue, FGIC-Insured,
                       6.375% due 1/1/14                                 10,950
  500,000   AAA      Milledgeville Water & Sewer Revenue, FSA-Insured,
                       6.000% due 12/1/21                               524,375
1,000,000   AA       Peachtree City Water & Sewer Authority, Sewer System
                       Revenue, Series A, 5.375% due 3/1/22             962,500
--------------------------------------------------------------------------------
                                                                      3,587,356
--------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $51,585,071**)                         $50,886,684
================================================================================

 (a)All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) which are rated by Fitch IBCA, Inc.
 (b)Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
 (c)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax. (d) Bonds are escrowed with U.S government securities and are considered by the Manager to be triple-A rated even if the issuer had not applied for new ratings.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 22 and 23 for definitions of ratings and certain security descriptions.


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited) (continued)              SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
================================================================================

EDUCATION -- 13.4%
$1,400,000  AAA      Cambria School District, Capital Appreciation,
                       FGIC-Insured, zero coupon to yield
                       5.728% due 8/15/23                            $  344,750
  700,000   BBB-     Chester County Health & Education Facilities Authority
                       College Revenue, Immaculata College,
                       5.600% due 10/15/18                              648,375
1,615,000              AAA Erie School District, Capital Appreciation,
                       Refunding, FSA-Insured, zero coupon to yield
                       5.350% due 9/1/18                                541,025
1,000,000   AAA      Pennsylvania State Higher Educational Assistance Agency,
                       Student Loan Revenue, Series D, AMBAC-Insured,
                       6.050% due 1/1/19(b)                           1,006,250
                     Pennsylvania State Higher Educational Facilities
                       Authority Revenue:
1,000,000   A-           Drexel University, 6.000% due 5/1/29           986,250
1,500,000   AAA          Thomas Jefferson University, AMBAC-Insured,
                           5.000% due 7/1/19                          1,357,500
1,250,000   NR       Philadelphia, PA Hospitals & Higher Education Facilities
                       Authority Revenue, Chestnut Hill College,
                       6.000% due 10/1/29                             1,170,313
2,000,000   AAA      Philadelphia, PA School District, Series A,
                       MBIA-Insured, 4.500% due 4/1/23 1,635,000
1,000,000   BBB      Puerto Rico Industrial, Tourist, Educational, Medical &
                       Environmental Control Facilities, Ana G. Mendez
                       University, 5.375% due 2/1/29                    913,750
1,250,000   Aaa*     Upper Darby School District, AMBAC-Insured,
                       5.000% due 5/1/19                              1,132,813
--------------------------------------------------------------------------------
                                                                      9,736,026
--------------------------------------------------------------------------------
ESCROWED TO MATURITY(C) -- 5.7%
  295,000   AAA      Berks County, PA Municipal Hospital Authority Revenue,
                       (General Hospital Project), 9.500% due 7/1/05    338,144
2,130,000   AAA      Cambria County Hospital Development Authority,
                       Conemaugh Valley Memorial Hospital,
                       7.625% due 9/1/11                              2,412,225
  115,000   AAA      Coatesville, PA Water Revenue, Government Guaranteed,
                       6.250% due 10/15/13                              120,894
  435,000   AAA      Lewisburg Area School District Building, AMBAC-Insured,
                       9.750% due 2/15/04                               500,250
   85,000   AAA      Pennsylvania State Educational Facilities Authority
                       College & University Revenue, Temple University,
                       MBIA-Insured, 9.375% due 6/15/03                  85,927
   25,000   AAA      Philadelphia, PA Hospitals & Higher Education Facilities
                       Authority Revenue, Presbyterian Medical Center,
                       6.650% due 12/1/19                                28,000
  245,000   AAA      Southeastern Greene School District,
                       9.375% due 7/1/03                                267,969

                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited) (continued)              SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
================================================================================

ESCROWED TO MATURITY(C) -- 5.7% (CONTINUED)
$ 185,000   AAA      York County GO, Refunding, AMBAC-Insured,
                       8.875% due 6/1/06                              $ 211,825
   40,000   AAA      Scranton-Lackawanna Health & Welfare Authority Revenue,
                       Scranton University Project, AMBAC-Insured,
                       10.000% due 10/1/03                               44,400
   80,000   AAA      West Chester, PA Sewer Revenue, 9.750% due 5/1/07   95,700
--------------------------------------------------------------------------------
                                                                      4,105,334
--------------------------------------------------------------------------------
GENERAL OBLIGATION -- 8.2%
1,000,000            AAA Cambria County GO, FGIC-Insured, 5.500% due
                       8/15/16                                          983,750
                     Erie County GO, Capital Appreciation, Series B:
1,000,000   AAA        FSA-Insured, zero coupon to yield 4.950%
                       due 11/15/15402,500
4,185,000   AAA        Zero coupon to yield 5.050% due 11/15/18       1,386,280
1,500,000   AAA      Lancaster County GO, Series A, FGIC-Insured,
                       4.500% due 5/1/28                              1,198,125
1,500,000   AAA      Philadelphia GO, FGIC-Insured, 4.750%
                       due 5/15/20                                    1,290,000
2,000,000   AAA      Westmoreland County GO, FGIC-Insured, zero coupon to
                       yield 5.970% due 12/1/18                         662,500
--------------------------------------------------------------------------------
                                                                      5,923,155
--------------------------------------------------------------------------------
HOSPITAL -- 23.9%
  500,000   AAA      Allegheny County Hospital Development Authority Revenue,
                       (General Hospital Project), Series A, MBIA-Insured,
                       6.250% due 9/1/20                                491,875
1,000,000   BBB      Allentown Area Hospital Authority Revenue, Sacred Heart
                       Hospital, 6.750% due 11/15/14                  1,048,750
1,000,000   NR       Chartiers Valley, PA Industrial and Commercial Development
                       Authority, Mortgage Revenue, Asbury Health Center,
                       6.375%, due 12/1/19                              972,500
1,000,000   AAA      Delaware County, PA Health System Authority Revenue,
                       Catholic Health East, Series A, AMBAC-Insured,
                       4.875% due 11/15/26                              847,500
1,260,000   AA       Erie County, PA Hospital Authority Health Facilities
                       Revenue, (St. Marys Home Project), Asset Guaranty,
                       6.000% due 8/15/23                             1,244,250
1,000,000   AA       Geisinger County, PA Health System Authority, Series A,
                       5.000% due 8/15/28                               853,750
1,000,000   BBB+     Hazelton Health Services Authority Revenue, St. Joseph's
                       Medical Center, 6.200% due 7/1/26                967,500
1,000,000   BBB      Horizon Hospital System Authority Revenue, Horizon
                       Hospital Systems Inc., 6.350% due 5/15/26      1,016,250




                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited) (continued)              SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
================================================================================

HOSPITAL -- 23.9% (CONTINUED)
$2,000,000  AAA      Pennsylvania State Higher Educational Facilities Authority
                       Health Services Revenue, Allegheny, Delaware Valley,
                       Series A, MBIA-Insured, 5.600% due 11/15/09   $1,990,000
1,000,000   NR       Philadelphia Authority for Industrial Development, Health
                       Care Facility Revenue, Baptist Home of Philadelphia,
                       Series A, 5.600% due 11/15/28                    892,500
1,600,000              AAA Philadelphia Hospital & Higher Education Facilities
                       Authority, Hospital Revenue, Series A, FHA-Insured,
                       5.300% due 1/1/18 1,494,000
1,000,000   AA       Potter County Hospital Authority Revenue, Asset
                       Guaranteed, 6.050% due 8/1/24                  1,018,750
  500,000   BBB-     Ryder Memorial Hospital Project, Series A,
                       6.700% due 5/1/24                                523,125
                     Scranton-Lackawanna Health & Welfare Authority Revenue:
  500,000   BBB-++      Allied Services Rehabilitation Hospitals, (Project-A),
                         7.600% due 7/15/20                             536,250
1,000,000   NR         Lackawanna Junior College, 5.750% due 11/1/20    908,750
  750,000   BBB-       Moses Taylor Hospital Project, 6.250% due 7/1/20 717,188
  500,000   AAA      Sharon Regional Health System Authority Revenue,
                       5.000% due 12/1/18                               452,500
                     St. Mary Hospital Authority, Bucks County, Catholic Health
                       Initiatives, Series A:
  500,000   AA           5.375% due 12/1/13                             487,500
1,000,000   AA           5.000% due 12/1/18                             892,500
--------------------------------------------------------------------------------
                                                                     17,355,438
--------------------------------------------------------------------------------
HOUSING: MULTI-FAMILY -- 2.4%
1,500,000   BBB+++    Montgomery County Redevelopment Authority, Multi-Family
                       Housing Revenue, (KBF Associates L.P. Project),
                       Series A, 6.375% due 7/1/12                    1,522,500
  205,000   AAA      Pittsburgh Urban Redevelopment Authority, Mortgage
                       Revenue, Series B, FNMA/GNMA-Collateralized,
                       6.950% due 10/1/10(b)                            209,869
--------------------------------------------------------------------------------
                                                                      1,732,369
--------------------------------------------------------------------------------
HOUSING: SINGLE-FAMILY -- 5.3%
                     Allegheny County, Residential Mortgage Refunding,
                       Single-Family Housing, GNMA-Collateralized:
  970,000   Aaa*         6.875% due 5/1/26(b)                         1,022,138
1,000,000   Aaa*         Series FF-2, 6.000% due 11/1/31(b)             993,750
1,675,000   Aaa*         Zero coupon to yield 7.500% due 5/1/27(b)      219,844
1,000,000   AA+      Pennsylvania Housing Finance Agency, Single-Family
                       Housing Mortgage Revenue, Series 67A,
                       5.850% due 10/1/18(b)                            995,000



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited) (continued)              SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
================================================================================

HOUSING: SINGLE-FAMILY -- 5.3% (CONTINUED)
$ 640,000   AAA      Puerto Rico Single-Family Housing Mortgage Revenue,
                       GNMA/FNMA/FHLMC-Collateralized,
                       6.250% due 4/1/29(b)                          $  660,000
--------------------------------------------------------------------------------
                                                                      3,890,732
--------------------------------------------------------------------------------
INDUSTRIAL DEVELOPMENT -- 8.4%
1,000,000   BBB-     Allegheny County IDA Refunding Environmental
                       Improvement, USX Corp., 6.700% due 12/1/20     1,051,250
1,000,000   BBB+     Bradford County IDA Solid Waste, International Paper Co.,
                       6.600% due 3/1/19(b)                           1,046,250
1,000,000   BB-      Delaware County IDA Revenue, Resource Recovery Facility,
                       Series A, 6.200% due 7/1/19                      966,250
1,000,000   BBB+     Erie County IDA Environmental Improvement Revenue,
                       (International Paper Co. Project), Series A,
                       7.625% due 11/1/18(b)                          1,111,250
1,000,000   NR       Pennsylvania Economic Development Finance Authority
                       Facilities Revenue, National Gypsum Co., Series A,
                       6.250% due 11/1/27                               967,500
1,000,000   BBB      Schuykill County, PA IDA, Pine Grove Landfill Inc.,
                       5.100% mandatory tender 4/1/09(b)                950,000
--------------------------------------------------------------------------------
                                                                      6,092,500
--------------------------------------------------------------------------------
LIFE-CARE -- 5.2%
                     Montgomery County IDA, Retirement Community Revenue:
1,500,000   A-         5.250% due 11/15/28                            1,305,000
1,500,000   A-         Series A, 5.875% due 11/15/22                  1,455,000
1,000,000   A-         Series B, 5.625% due 11/15/12                    980,000
--------------------------------------------------------------------------------
                                                                      3,740,000
--------------------------------------------------------------------------------
MISCELLANEOUS -- 10.6%
                     Dauphin County General Authority:
1,255,000   NR         Hotel & Conference Center, Hyatt Regency,
                         6.200% due 1/1/29                            1,182,836
1,000,000   NR         Office & Package, Riverfront Office,
                         6.000% due 1/1/25                              933,750
1,250,000   AAA      Delaware Valley, PA Regional Financial Authority Local
                       Government Revenue, Series A, AMBAC-Insured,
                       5.500% due 8/1/28                              1,212,500
1,500,000              AAA Pittsburgh & Allegheny County, PA Public Auditorium
                       Hotel Room, AMBAC-Insured, 5.000% due 2/1/17   1,376,250
1,000,000   BBB      Puerto Rico Housing Bank & Finance Agency,
                       7.500% due 12/1/06                             1,113,750




                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited) (continued)              SEPTEMBER 30, 1999
--------------------------------------------------------------------------------

                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
================================================================================

MISCELLANEOUS -- 10.6% (CONTINUED)
$1,000,000  BBB      Puerto Rico Industrial, Tourist, Educational, Medical &
                       Environmental Control Facilities, San Lucas & Cristo
                       Project, Series A, 5.750% due 6/1/19          $  948,750
1,000,000   BBB-     Virgin Islands, Public Financial Authority Revenue
                       Refunding, Senior Lien, Series A,
                       5.500% due 10/1/18                               948,750
--------------------------------------------------------------------------------
                                                                      7,716,586
--------------------------------------------------------------------------------
POLLUTION CONTROL -- 2.2%
1,000,000   AAA      Northhampton County IDA, Metropolitan Edison, Series A,
                       MBIA-Insured, 6.100% due 7/15/21               1,023,750
  500,000   BBB-     Pennsylvania Economic Development Financing Authority,
                       Resource Recovery Revenue, (Colver Project),
                       Series D, 7.150% due 12/1/18(b)                  543,125
--------------------------------------------------------------------------------
                                                                      1,566,875
--------------------------------------------------------------------------------
PRE-REFUNDED(D) -- 2.0%
1,125,000   Aaa*     Philadelphia Hospital Revenue, (United Hospital Inc.
                       Project), (Call 7/1/05 @ 100),10.875% due 7/1/081,445,625
--------------------------------------------------------------------------------
PUBLIC FACILITIES -- 2.1%
                     Harrisburg, PA Redevelopment Authority, FSA-Insured:
1,750,000   AAA        Zero coupon to yield 5.100% due 5/1/17           636,564
2,750,000   AAA        Zero coupon to yield 5.180% due 5/1/19           883,438
--------------------------------------------------------------------------------
                                                                      1,520,002
--------------------------------------------------------------------------------
SOLID WASTE -- 1.4%
1,000,000   BB-      New Morgan IDA Solid Waste Disposal, Browning Ferris
                       Industries Inc., 6.500% due 4/1/19(b)          1,041,250
--------------------------------------------------------------------------------
TRANSPORTATION -- 6.4%
1,000,000   AAA      Pennsylvania State Turnpike Common Oil Franchise, Tax
                       Revenue Subsidiary, Series B,
                       5.000% due 12/1/18                               910,000
1,000,000   AAA      Philadelphia Authority For Industrial Development, Airport
                       Revenue, (Philadelphia Airport System Project),
                       Series A, 5.000% due 7/1/15                      917,500
1,825,000   A        Puerto Rico Commonwealth Highway & Transportation
                       Authority, 5.000% due 7/1/36                   1,594,592
1,200,000   BBB-     Puerto Rico Port Authority Revenue, American Airlines,
                       Series A, 6.250% due 6/1/26(b)                 1,212,000
--------------------------------------------------------------------------------
                                                                      4,634,092
--------------------------------------------------------------------------------
UTILITIES -- 1.3%
  400,000   AAA      Guam Power Authority Revenue, Series A,
                       6.750% due 10/1/24                               448,000



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
SCHEDULES OF INVESTMENTS (unaudited) (continued)              SEPTEMBER 30, 1999
--------------------------------------------------------------------------------
                             PENNSYLVANIA PORTFOLIO
   FACE
  AMOUNT    RATING(a)                  SECURITY                        VALUE
================================================================================

UTILITIES -- 1.3% (CONTINUED)
$ 500,000   A-1+     Schuykill County, PA IDA, Northeastern Power Co.,
                       Series A, 3.150% due 12/1/22(e)               $  500,000
--------------------------------------------------------------------------------
                                                                        948,000
--------------------------------------------------------------------------------
Water and Sewer -- 1.5%
1,000,000   AAA      Philadelphia Water & Wastewater Revenue, MBIA-Insured,
                       6.250% due 8/1/12                              1,090,000
================================================================================
                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $74,479,684)**                         $72,537,984
================================================================================

 (a)All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*) which are rated by Moody's Investors Service, Inc. and those identified by a double dagger (++) which are rated by Fitch IBCA, Inc.
 (b)Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
 (c)Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
 (d)Bond is escrowed with U.S government securities and is considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
 (e)Variable rate obligation payable at par on demand at any time on no more than seven days notice.

** Aggregate cost for Federal income tax purposes is substantially the same.

    See pages 22 and 23 for definitions of ratings and certain security descriptions.



                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
BOND RATINGS (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:


Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA --      Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.
AA  --      Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A   --      Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
BBB --      Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB  --      Bonds rated "BB" and "B" are regarded, on balance, as predominantly
and B       speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.
            "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest rating within its generic category.
Aaa --      Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally
            referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.
            While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  --      Bonds rated "Aa" are judged to be of high quality by all
            standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in
            "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A   --      Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa --      Bonds rated "Baa" are considered as medium grade obligations,
            i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be
            characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  --      Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future.
            Uncertainty of position characterizes in this class.

--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
BOND RATINGS (unaudited)(continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch")-- Ratings may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major ratings categories.

BBB -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
NR -- Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

--------------------------------------------------------------------------------
SHORT-TERM SECURITY (unaudited)
--------------------------------------------------------------------------------
SP-1  --    Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus
            (+) sign.
A-1   --    Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safely regarding timely payment is either overwhelming or very strong;
            those issues determined to possess overwhelming safety
            characteristics are denoted with a (+) sign.
P-1   --    Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
VMIG 1--    Moody's highest rating for issues having demand feature-- VRDO.
VMIG 2--    Moody's second highest rating for issues having a demand feature--
            VRDO.

--------------------------------------------------------------------------------
SECURITY DESCRIPTIONS (unaudited)
--------------------------------------------------------------------------------
ABAG   --    Association of Bay Area
              Governments
ACA    --    American Capital Assurance
AIG    --    American International Guaranty
AMBAC  --    AMBAC Indemnity Corporation
BAN    --    Bond Anticipation Notes
BIG    --    Bond Investors Guaranty
CGIC   --    Capital Guaranty Insurance
              Company
CHFCLI --    California Health Facility
              Construction Loan Insurance
CONNIE --    College Construction Loan
  LEE         Insurance Association
COP    --    Certificate of Participation
EDA    --    Economic Development Authority
ETM    --    Escrowed to Maturity
FGIC   --    Financial Guaranty Insurance
              Company
FHA    --    Federal Housing Administration
FHLMC  --    Federal Home Loan Mortgage
              Corporation
FLAIRS --    Floating Adjustable Interest Rate
              Securities
FNMA   --    Federal National Mortgage
              Association
FRTC   --    Floating Rate Trust Certificates
FSA    --    Financial Security Assurance
GIC    --    Guaranteed Investment Contract
GNMA   --    Government National Mortgage
              Association
GO     --    General Obligation
HDC    --    Housing Development
              Corporation
HFA    --    Housing Finance Authority
IDA    --    Industrial Development Agency
IDB    --    Industrial Development Board
IDR    --    Industrial Development Revenue
INFLOS --    Inverse Floaters
LOC    --    Letter of Credit
MBIA   --    Municipal Bond Investors
              Assurance Corporation
MVRICS --    Municipal Variable Rate Inverse
              Coupon Security
PCR    --    Pollution Control Revenue
RAN    --    Revenue Anticipation Notes
RIBS   --    Residual Interest Bonds
RITES  --    Residual Interest Tax-Exempt
              Securities
SYCC   --    Structured Yield Curve Certificate
TAN    --    Tax Anticipation Notes
TECP   --    Tax-Exempt Commercial Paper
TOB    --    Tender Option Bonds
TRAN   --    Tax and Revenue Anticipation
              Notes
VA     --    Veterans Administration
VRWE   --    Variable Rate Wednesday
              Demand

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      23

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (unaudited)             September 30, 1999
--------------------------------------------------------------------------------

                                                      GEORGIA      PENNSYLVANIA
                                                     PORTFOLIO       PORTFOLIO
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $51,585,071 and
    $74,479,684, respectively)                     $50,886,684      $72,537,984
  Cash                                                      --           56,502
  Interest receivable                                  833,379        1,252,771
  Receivable for Fund shares sold                           --        1,244,640
  Receivable for securities sold                        10,000           35,000
--------------------------------------------------------------------------------
  Total Assets                                      51,730,063       75,126,897
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                     659,353        2,237,260
  Management fees payable                              127,513           32,294
  Payable to bank                                       36,937               --
  Distribution fees payable                              6,195            7,158
  Accrued expenses                                      10,186          106,734
--------------------------------------------------------------------------------
  Total Liabilities                                    840,184        2,383,446
--------------------------------------------------------------------------------
Total Net Assets                                   $50,889,879      $72,743,451
================================================================================
NET ASSETS:
  Par value of shares of beneficial interest           $ 4,077          $ 5,815
  Capital paid in excess of par value               52,462,919       75,220,161
  Overdistributed net investment income                 (2,038)         (21,198)
  Accumulated net realized loss from
  security transactions                               (876,692)        (519,627)
  Net unrealized depreciation of investments          (698,387)      (1,941,700)
--------------------------------------------------------------------------------
Total Net Assets                                   $50,889,879      $72,743,451
================================================================================
Shares Outstanding:
  Class A                                            2,544,123        2,864,033
--------------------------------------------------------------------------------
  Class B                                              980,658        2,135,563
--------------------------------------------------------------------------------
  Class L                                              552,131          815,525
--------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                        $12.49           $12.52
--------------------------------------------------------------------------------
  Class B *                                             $12.48           $12.50
--------------------------------------------------------------------------------
  Class L **                                            $12.47           $12.49
--------------------------------------------------------------------------------
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17%
  of net asset value per share)                         $13.01           $13.04
--------------------------------------------------------------------------------
  Class L (net asset value plus 1.01%
  of net asset value per share)                         $12.60           $12.62
================================================================================

  * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
 ** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.


                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (unaudited)
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
                                                      GEORGIA      PENNSYLVANIA
                                                     PORTFOLIO       PORTFOLIO
================================================================================
INVESTMENT INCOME:
  Interest                                          $1,485,555       $2,003,031
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 4)                             120,967          160,068
  Distribution fees (Note 4)                            93,168          149,837
  Shareholder and system servicing fees                 14,612           16,800
  Audit and legal                                        9,677            8,000
  Shareholder communications                             6,919            5,000
  Pricing service fees                                   4,211            4,600
  Registration fees                                      2,256            7,500
  Custody                                                1,654            1,600
  Trustees' fees                                         1,003            1,500
  Other                                                  4,007            4,500
--------------------------------------------------------------------------------
  TOTAL EXPENSES                                       258,474          359,405
  Less: Management fee waiver (Note 4)                      --          (37,094)
--------------------------------------------------------------------------------
  NET EXPENSES                                         258,474          322,311
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                1,227,081        1,680,720
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 5):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                             17,871,397       15,439,909
    Cost of securities sold                         18,643,802       16,053,189
--------------------------------------------------------------------------------
  NET REALIZED LOSS                                   (772,405)        (613,280)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation
  (Depreciation) of Investments:
    Beginning of period                              2,419,024        2,485,955
    End of period                                     (698,387)      (1,941,700)
--------------------------------------------------------------------------------
  INCREASE IN NET UNREALIZED DEPRECIATION           (3,117,411)      (4,427,655)
--------------------------------------------------------------------------------
NET LOSS ON INVESTMENTS                             (3,889,816)      (5,040,935)
--------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM OPERATIONS             $(2,662,735)     $(3,360,215)
================================================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 1999


GEORGIA PORTFOLIO                                SEPTEMBER 30          MARCH 31
================================================================================
OPERATIONS:
  Net investment income                           $ 1,227,081       $ 1,970,936
  Net realized gain (loss)                           (772,405)          123,595
  (Increase) decrease in net
    unrealized depreciation                        (3,117,411)           91,303
--------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS                                (2,662,735)        2,185,834
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                            (1,225,962)       (1,971,954)
  In excess of net investment income                       --          (104,830)
  Net realized gains                                       --          (290,345)
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                  (1,225,962)       (2,367,129)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                  4,622,173        22,627,987
  Net asset value of shares issued
    for reinvestment of dividends                     719,001         1,517,319
  Cost of shares reacquired                        (6,179,659)       (4,201,549)
--------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                          (838,485)       19,943,757
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                  (4,727,182)       19,762,462
NET ASSETS:
  Beginning of period                              55,617,061        35,854,599
--------------------------------------------------------------------------------
  END OF PERIOD*                                  $50,889,879       $55,617,061

================================================================================
* Includes overdistributed net
    investment income of:                             $(2,038)          $(3,157)
================================================================================



                       SEE NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
26                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999 (UNAUDITED)
AND THE YEAR ENDED MARCH 31, 1999



PENNSYLVANIA PORTFOLIO                           SEPTEMBER 30          MARCH 31
================================================================================
OPERATIONS:
  Net investment income                           $ 1,680,720       $ 2,431,899
  Net realized gain (loss)                           (613,280)          207,244
  Increase in net unrealized depreciation          (4,427,655)          (40,052)
--------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                                 (3,360,215)        2,599,091
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                            (1,705,821)       (2,524,706)
  Net realized gain                                         --          (607,140
--------------------------------------------------------------------------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                  (1,705,821)       (3,131,846)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net proceeds from sale of shares                 14,502,905        42,109,612
  Net asset value of shares issued
     for reinvestment of dividends                  1,004,697         2,087,057
  Cost of shares reacquired                        (5,140,648)      (19,173,695)
--------------------------------------------------------------------------------
  INCREASE IN NET ASSETS FROM
    FUND SHARE TRANSACTIONS                        10,366,954        25,022,974
--------------------------------------------------------------------------------
INCREASE IN NET ASSETS                              5,300,918        24,490,219
NET ASSETS:
  Beginning of period                              67,442,533        42,952,314
--------------------------------------------------------------------------------
END OF PERIOD*                                    $72,743,451       $67,442,533
--------------------------------------------------------------------------------
* Includes overdistributed (undistributed)
   net investment income of:                         $(21,198)           $3,903
================================================================================








                       SEE NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

The Georgia and Pennsylvania Portfolios ("Portfolios") are separate investment portfolios of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of these Portfolios and seven other separate investment portfolios: Florida, New York, National, Limited Term, California Money Market, Massachusetts Money Market and New York Money Market portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Portfolios are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identifications method; (f) interest income, adjusted for amortization of premium and original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (i) each Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (j) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At March 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of Georgia Portfolio's overdistributed net investment income amounting to $104,830 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared.


--------------------------------------------------------------------------------
28                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.  PORTFOLIO CONCENTRATION

Since the Georgia and Pennsylvania Portfolios invest primarily in obligations of issuers within Georgia and Pennsylvania, respectively, each Portfolio is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting the respective state in which it invests.

3.  EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

Each Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4.  MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS

SSB Citi Fund Management LLC("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Portfolios. The Portfolios pay SSBC a management fee calculated at an annual rate of 0.45% of their respective average daily net assets. This fee is calculated daily and paid monthly. SSBC waived management fees of $37,094 for the Pennsylvania Portfolio, for the six months ended September 30, 1999.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs less than one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.




--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

For the six months ended September 30, 1999, CDSC's paid to SSB and sales charges received by CFBDS and SSB were approximately:

                                     CDSC's                     Sales Charges
                          ----------------------------        -----------------
Portfolio                 Class A    Class B     Class L     Class A    Class L
================================================================================
Georgia                   $15,000    $27,000     $1,000      $40,000     $ 5,000
--------------------------------------------------------------------------------
Pennsylvania                 --       18,000      2,000       41,000      13,000
================================================================================


Pursuant to a Distribution Plan, the Portfolios pay a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.15% of the average daily net assets of each respective class. The Portfolios also pay a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively.

For the six months ended September 30, 1999, total Distribution Plan fees incurred were:

PORTFOLIO                                        CLASS A     CLASS B    CLASS L
================================================================================
Georgia                                          $25,008     $43,009    $25,151
--------------------------------------------------------------------------------
Pennsylvania                                      25,211      87,344     37,282
================================================================================


All officers and one Trustee of the Fund are employees of SSB.

5.  INVESTMENTS

During the six months ended September 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Purchases                                         $18,050,682    $26,637,003
--------------------------------------------------------------------------------
Sales                                              17,871,397     15,439,909
================================================================================


At September 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

                                                     GEORGIA     PENNSYLVANIA
                                                    PORTFOLIO      PORTFOLIO
================================================================================
Gross-unrealized-appreciation                       $ 832,066      $ 835,421
Gross unrealized depreciation                      (1,530,453)    (2,777,121)
--------------------------------------------------------------------------------
Net unrealized depreciation                        $ (698,387)   $(1,941,700)
================================================================================





--------------------------------------------------------------------------------
30                                      1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------


6.  FUTURES CONTRACTS

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract.

The Portfolio enters into such contracts to hedge a portion of its portfolio. The Portfolio bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At September 30, 1999, the Portfolio had no open futures contracts.

7.  SHARES OF BENEFICIAL INTEREST

At September 30, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolios have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in its respective Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective June 12, 1998, the Fund adopted the remaining of existing Class C shares as Class L shares.

At September 30, 1999, total paid-in capital amounted to the following for each class and their respective Portfolio:

PORTFOLIO                                     CLASS A     CLASS B      CLASS L
================================================================================
Georgia                                     $32,878,341 $12,491,177  $ 7,097,478
--------------------------------------------------------------------------------
Pennsylvania                                 37,169,694  27,550,850   10,505,432
================================================================================


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)
--------------------------------------------------------------------------------

Transactions in shares of each class were as follows:

                              SIX MONTHS ENDED                 YEAR ENDED
                              SEPTEMBER 30,1999              MARCH 31, 1999
--------------------------------------------------------------------------------
GEORGIA PORTFOLIO           SHARES        AMOUNT         SHARES        AMOUNT
================================================================================
CLASS A
Shares sold                 243,394     $3,170,991     1,200,278    $16,271,337
Shares issued on
 reinvestment                34,413        443,863        67,730        914,734
Shares reacquired          (316,542)    (4,108,629)     (211,503)    (2,869,561)
--------------------------------------------------------------------------------
Net Increase (Decrease)     (38,735)    $ (493,775)    1,056,505    $14,316,510
================================================================================
CLASS B
Shares sold                  58,679      $ 773,626       261,025    $ 3,530,318
Shares issued on
  reinvestment               11,717        151,032        27,819        375,581
Shares reacquired          (105,647)    (1,368,272)      (70,773)      (957,095)
--------------------------------------------------------------------------------
Net Increase (Decrease)     (35,251)    $ (443,614)      218,071    $ 2,948,804
================================================================================

CLASS L*
Shares sold                  51,992      $ 677,556       209,651    $ 2,826,332
Shares issued on
  reinvestment                9,641        124,106        16,827        227,004
Shares reacquired           (54,214)      (702,758)      (27,773)      (374,893)
--------------------------------------------------------------------------------
Net Increase                  7,419       $ 98,904       198,705    $ 2,678,443
================================================================================

PENNSYLVANIA PORTFOLIO
================================================================================
CLASS A
Shares sold                 625,891     $8,110,899     2,220,491    $30,095,215
Shares issued on
  reinvestment               41,453        535,604        74,724      1,013,016
Shares reacquired          (163,346)    (2,113,816)   (1,113,160)   (15,119,889)
--------------------------------------------------------------------------------
Net Increase                503,998     $6,532,687     1,182,055    $15,988,342
================================================================================
CLASS B
Shares sold                 348,468     $4,582,544       619,028    $ 8,397,240
Shares issued on
  reinvestment               26,049        336,335        55,942        756,780
Shares reacquired          (119,718)    (1,539,947)     (219,380)    (2,969,501)
--------------------------------------------------------------------------------
Net Increase                254,799     $3,378,932       455,590    $ 6,184,519
================================================================================
CLASS L*
Shares sold                 137,395     $1,809,462       266,841    $ 3,617,157
Shares issued on
   reinvestment              10,280        132,758        23,458        317,261
Shares reacquired          (114,463)    (1,486,885)      (79,975)    (1,084,305)
--------------------------------------------------------------------------------
Net Increase                 33,212      $ 455,335       210,324    $ 2,850,113
================================================================================

*On June 12, 1998, Class C shares were renamed Class L shares.


--------------------------------------------------------------------------------
32                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:


                                             CLASS A SHARES
                          ----------------------------------------------------
GEORGIA PORTFOLIO         1999(1)(2)   1999(2)  1998     1997    1996   1995(3)
================================================================================

NET ASSET VALUE,
   BEGINNING OF PERIOD        $13.43   $13.43   $12.48   $12.50  $12.10 $12.00
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income(4)     0.31     0.62     0.67     0.69    0.70   0.62
   Net realized and unrealized
      gain (loss)              (0.94)    0.12     1.03     0.04    0.45   0.10*
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations             (0.63)    0.74     1.70     0.73    1.15   0.72
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income       (0.31)   (0.62)   (0.67)   (0.67)  (0.70) (0.62)
   In excess of net
      investment income           --    (0.03)      --       --      --     --
   Net realized gains             --    (0.09)   (0.08)   (0.08)  (0.05)    --
--------------------------------------------------------------------------------
Total Distributions            (0.31)   (0.74)   (0.75)   (0.75)  (0.75) (0.62)
--------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD              $12.49   $13.43   $13.43   $12.48  $12.50 $12.10
--------------------------------------------------------------------------------
Total Return                   (4.72)%++ 5.61%   13.85%    5.95%   9.67% 6.29%++
--------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000S)      $31,765  $34,680  $20,502  $14,495  $9,744  $8,520
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(4)(5)               0.75%+   0.64%    0.50%    0.48%   0.38%  0.28%+
   Net investment income        4.78+    4.63     5.10     5.49    5.57   5.43+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        33%      48%      36%      81%     63%      34%
================================================================================

(1) For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from April 4, 1994 (inception date) to March 31, 1995.
(4) The Manager has waived all or part of its fees for the years ended March
    31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases            Expense Reimbursements(4)
            -------------------------------  --------------------------------
            1999   1998  1997  1996   1995     1999  1998  1997   1996  1995
           -----  ----- ----- -----  -----     ----- ----- -----  ----- -----
   Class A $0.01  $0.04 $0.04 $0.11  $0.12     0.74% 0.83% 0.90%  1.23%  1.20%+

(5) As a result of voluntary expense limitations, expense ratios will not exceed 0.80% for Class A shares.
 * Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       33

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:


                                             CLASS B SHARES
                          ----------------------------------------------------
GEORGIA PORTFOLIO        1999(1)(2)   1999(2)    1998    1997   1996  1995(3)(4)
================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD        $13.42   $13.43   $12.47   $12.50  $12.11 $12.27
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income(5)     0.28     0.56     0.61     0.62    0.64   0.49
   Net realized and
      unrealized gain (loss)   (0.94)    0.10     1.03     0.04    0.45  (0.16)*
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations             (0.66)    0.66     1.64     0.66    1.09   0.33
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income       (0.28)   (0.55)   (0.60)   (0.61)  (0.65) (0.49)
   In excess of net
      investment income         --       (0.03)    --        --       --    --
   Net realized gains           --       (0.09)   (0.08)   (0.08)  (0.05)   --
--------------------------------------------------------------------------------
Total Distributions            (0.28)   (0.67)   (0.68)   (0.69)  (0.70) (0.49)
--------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF PERIOD               $12.48   $13.42   $13.43   $12.47  $12.50 $12.11
--------------------------------------------------------------------------------
TOTAL RETURN                   (4.99)%++ 4.99%   13.89%    5.33%   9.08% 2.88%++
--------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000s)     $12,239  $13,633  $10,712   $7,354  $5,461   $2,551
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(5)(6)               1.29%+   1.15%    1.02%    1.00%   0.92%  0.85%+
   Net investment income        4.23+    4.12     4.58     4.97    5.20    5.37+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        33%      48%      36%      81%     63%      34%
================================================================================

(1) For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from June 15, 1994 (inception date) to March 31, 1995.
(4) On November 7, 1994, the former Class E shares were renamed Class B shares.
(5) The Manager has waived all or part of its fees for the years ended March
    31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases            Expense Reimbursements(6)
            -------------------------------  --------------------------------
            1999   1998  1997  1996   1995     1999  1998  1997   1996  1995
           -----  ----- ----- -----  -----     ----- ----- -----  ----- -----
   Class B $0.02  $0.04 $0.05  $0.10 $0.11    1.26%  1.35% 1.42% 1.77%  1.82%+

 (6) As a result of voluntary expense limitations, expense ratios will not exceed 1.30% for Class B shares.
  * Includes the per share effect of shareholder sale and redemption activity the during the period, most of which occurred at a net asset value less than net asset value at the beginning of the period.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.



--------------------------------------------------------------------------------
34                                      1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

                                       CLASS L SHARES
                          ----------------------------------------------------
GEORGIA PORTFOLIO        1999(1)(2)   1999(2)(3)  1998   1997    19961995(4)(5)
================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD       $13.41   $13.41   $12.46   $12.49  $12.09 $12.06
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income(6)    0.27     0.55     0.60     0.62    0.63   0.55
   Net realized and
     unrealized gain (loss)   (0.94)    0.12     1.02     0.03    0.46   0.04*
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations            (0.67)    0.67     1.62     0.65    1.09   0.59
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income      (0.27)   (0.55)   (0.59)   (0.60)  (0.64) (0.56)
   In excess of net
      investment income        --      (0.03)    --        --       --    --
   Net realized gains          --      (0.09)   (0.08)   (0.08)  (0.05)   --
--------------------------------------------------------------------------------
Total Distributions           (0.27)   (0.67)   (0.67)   (0.68)  (0.69) (0.56)
--------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD             $12.47   $13.41   $13.41   $12.46  $12.49 $12.09
--------------------------------------------------------------------------------
TOTAL RETURN                  (5.03)%++ 5.01%  13.23%     5.28%   9.12%  5.11%++
--------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000S)      $6,886   $7,304   $4,641   $3,221  $2,914 $1,295
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(6)(7)             1.33%+   1.20%    1.06%    1.04%   0.97%  0.90%+
   Net investment income      4.18+    4.07     4.54     4.93    5.18   5.22+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        33%      48%      36%      81%     63%    34%
================================================================================

 (1) For the six months ended September 30, 1999 (unaudited).
 (2) Per share amounts have been calculated using the monthly average shares method.
 (3) On June 12, 1998, Class C shares were renamed Class L shares.
 (4) For the period from April 14, 1994 (inception date) to March 31, 1995.
 (5) On November 7, 1994, the former Class B shares were renamed Class C shares. (6 The Manager has waived all or part of its fees for the years ended March
     31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:
                                                      Expense Ratios
                 Net Investment Income          Without Fee Waivers and/or
                  Per Share Decreases            Expense Reimbursements(7)
            -------------------------------  --------------------------------
            1999   1998  1997  1996   1995     1999  1998  1997   1996  1995
           -----  ----- ----- -----  -----     ----- ----- -----  ----- -----
   Class L $0.02 $0.04 $0.05  $0.10 $0.12     1.31%  1.39% 1.46% 1.82%  1.85%+

 (7) As a result of voluntary expense limitations, expense ratios will not exceed 1.35% for Class L shares.
  * Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       35

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:


                                             CLASS A SHARES
                          ----------------------------------------------------
PENNSYLVANIA PORTFOLIO   1999(1)(2)   1999(2)  1998    1997   1996(2) 1995(3)(4)
================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD       $13.44   $13.54   $12.66   $12.62  $12.40  $12.00
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income(5)    0.33     0.66     0.73     0.71    0.70   0.67
   Net realized and
      unrealized gain (loss)  (0.92)    0.08     0.95     0.04    0.29   0.35*
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations            (0.59)    0.74     1.68     0.75    0.99   1.02
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income      (0.33)   (0.69)   (0.69)   (0.71)  (0.72  (0.62)
   Net realized gains         --       (0.15)   (0.11)   --      (0.05)    --
--------------------------------------------------------------------------------
Total Distributions           (0.33)   (0.84)   (0.80)   (0.71)  (0.77) (0.62)
--------------------------------------------------------------------------------
NET ASSET VALUE,
END OF PERIOD                $12.52   $13.44   $13.54   $12.66  $12.62 $12.40
--------------------------------------------------------------------------------
Total Return                  (4.44)%++ 5.61%   13.52%    6.11%   8.08   8.82%++
--------------------------------------------------------------------------------
Net Assets,
   End of Period (000s)     $35,859  $31,718  $15,955  $15,152 $11,847 $7,974
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(5)(6)              0.63%+   0.50%    0.37%    0.37%   0.38%  0.29%+
   Net investment income       5.00+    4.94     5.46     5.66    5.57   5.76+
--------------------------------------------------------------------------------
Portfolio Turnover Rate          22%      49%      81%     122%     88%    38%
================================================================================

(1)  For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period from April 4, 1994 (inception date) to March 31,
     1995.
(4)  On October 10, 1994, the former Class C shares were exchanged into
     Class A shares.
(5) The Manager has waived all or part of its fees for the six months ended September 30, 1999 and for the years ended March 31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                    Expense Ratios
              Net Investment Income           Without Fee Waivers and/or
               Per Share Decreases             Expense Reimbursements(6)
     ------------------------------------------------------------------------
      1999(1)1999  1998  1997 1996  1995   1999(1)1999 1998 1997  1996  1995
      ------ ----- ----- ---------- -----------------------------------------
Class A $0.01$0.03 $0.05 $0.06 $0.07$0.09  0.73% 0.75% 0.79% 0.82% 0.93% 1.03%+

 (6) As a result of voluntary expense limitations, expense ratios will not exceed 0.80% for Class A shares.
  * Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
  ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +  Annualized.

--------------------------------------------------------------------------------
36                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:


                                             CLASS B SHARES
                          ----------------------------------------------------
PENNSYLVANIA PORTFOLIO    1999(1)(2)  1999(2)   1998      1997
1996(2)1995(3)(4)
================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD       $13.42   $13.52   $12.64   $12.61  $12.39 $12.35
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income(5)    0.29     0.60     0.65     0.65    0.64   0.51
   Net realized and unrealized
      gain (loss)             (0.92)    0.07     0.96     0.03    0.29   0.01*
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations            (0.63)    0.67     1.61     0.68    0.93   0.52
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income      (0.29)   (0.62)   (0.62)   (0.65)  (0.66) (0.48)
   Net realized gains         --       (0.15)   (0.11)   --      (0.05)    --
--------------------------------------------------------------------------------
Total Distributions           (0.29)   (0.77)   (0.73)   (0.65)  (0.71) (0.48)
--------------------------------------------------------------------------------
NET ASSET VALUE,
   END OF PERIOD             $12.50   $13.42   $13.52   $12.64  $12.61 $12.39
-------------------------------------------------------------------------------
TOTAL RETURN                  (4.72)%++ 5.07%   12.97%    5.56%   7.61%  4.48%++
--------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000S)     $26,696  $25,234  $19,268  $15,559 $13,131 $4,850
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(5)(6)              1.14%+   1.01%    0.89%    0.88%   0.88%  0.82%+
   Net investment income       4.49+    4.45     4.94     5.15    5.07   5.31+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE        22%      49%      81%     122%     88%      38%
================================================================================

(1) For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) For the period from June 20, 1994 (inception date) to March 31,
    1995.
(4) On November 7, 1994, the former Class E shares were renamed Class B shares.
(5) The Manager has waived all or part of its fees for the six months ended September 30, 1999 and for the years ended March 31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:
                                                    Expense Ratios
              Net Investment Income           Without Fee Waivers and/or
               Per Share Decreases             Expense Reimbursements(6)
      ------------------------------------------------------------------------
       1999(1)1999  1998  1997 1996  1995   1999(1)1999 1998 1997  1996  1995
      ------ ----- ----- ---------- -----------------------------------------
Class B $0.01$0.03 $0.05 $0.06 $0.07$0.08  1.24% 1.26% 1.31% 1.33% 1.44% 1.58%+

(6) As a result of voluntary expense limitations, expense ratios will not exceed 1.30% for Class B shares.
 * Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       37

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------
For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:


                                             CLASS A SHARES
                                             CLASS L SHARES
                          ----------------------------------------------------
PENNSYLVANIA PORTFOLIO   1999(1)(2)   1999(2)(3) 1998    1997  1996(3)1995(4)(5)
================================================================================
NET ASSET VALUE,
   BEGINNING OF PERIOD       $13.41   $13.51   $12.64   $12.61  $12.39 $12.00
--------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
   Net Investment income(6)    0.29     0.60     0.64     0.64    0.64   0.59
   Net realized and unrealized
      gain (loss)             (0.92)    0.06     0.96     0.04    0.29   0.36*
--------------------------------------------------------------------------------
Total Income (Loss)
   From Operations            (0.63)    0.66     1.60     0.68    0.93   0.95
--------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income      (0.29)   (0.61)   (0.62)   (0.65)  (0.66) (0.56)
   Net realized gains            --    (0.15)   (0.11)      --   (0.05)    --
--------------------------------------------------------------------------------
Total Distributions           (0.29)   (0.76)   (0.73)   (0.65)  (0.71) (0.56)
--------------------------------------------------------------------------------
NET ASSET VALUE,
    END OF PERIOD            $12.49   $13.41   $13.51   $12.64  $12.61 $12.39
--------------------------------------------------------------------------------
Total Return                  (4.74)%++ 5.02%   12.84%    5.51%   7.56%  8.14%++
--------------------------------------------------------------------------------
NET ASSETS,
   END OF PERIOD (000S)     $10,188  $10,490   $7,729   $5,731  $4,682 $3,337
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
   Expenses(6)(7)              1.19%+   1.07%    0.94%    0.94%   0.94%  0.86%+
   Net investment income       4.40+    4.40     4.89     5.09    5.00   5.04+
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE          22%      49%      81%     122%     88%    38%
================================================================================

(1) For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On June 12, 1998, Class C shares were renamed Class L shares.
(4) For the period from April 5, 1994 (inception date) to March 31, 1995.
(5) On November 7, 1994, the former Class B shares were renamed Class C shares.
(6) The Manager has waived all or part of its fees for the six months ended September 30, 1999 and for the years ended March 31, 1999, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:


                                                        Expense Ratios
              Net Investment Income                 Without Fee Waivers and/or
               Per Share Decreases                   Expense Reimbursements(7)
     ---------------------------------------------------------------------------
----------
       1999(1)  1999   1998   1997   1996   1995   1999(1) 1999  1998  1997
1996   1995
     ---------------------------------------------------------------------------
----------
Class L $0.01  $0.03  $0.05  $0.06  $0.07  $0.09   1.30%   1.32% 1.36% 1.39%
1.49% 1.56%+

(7) As a result of voluntary expense limitations, expense ratios will not exceed 1.35% for Class L shares.
  * Includes the per share effect of shareholder sale and redemption activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  + Annualized.





--------------------------------------------------------------------------------
38                                       1999 Semi-Annual Report to Shareholders



--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION (unaudited)
--------------------------------------------------------------------------------
On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees to the Trust.

The results were as follows:

                           SHARES          PERCENTAGE     SHARES     PERCENTAGE
                            VOTED          OF SHARES      VOTED      OF SHARES
NAME OF TRUSTEES             FOR             VOTED       AGAINST       VOTED
================================================================================
Lee Abraham            1,350,265,160.850     97.943%  28,359,584.139    2.057%
Allan J. Bloostein     1,351,356,664.226     98.022   27,268,080.763    1.978
Jane F. Dasher         1,352,390,291.715     98.097   26,234,453.274    1.903
Donald R. Foley        1,350,867,506.020     97.987   27,757,238.969    2.013
Richard E. Hanson, Jr. 1,351,302,644.963     98.018   27,322,100.026    1.982
Paul Hardin            1,352,452,572.699     98.102   26,172,172.290    1.898
Heath B. McLendon      1,352,481,643.116     98.104   26,143,101.873    1.896
Roderick C. Rasmussen  1,351,438,798.818     98.028   27,185,946.171    1.972
John P. Toolan         1,352,497,455.395     98.105   26,127,289.594    1.895
================================================================================
















--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       39

LOGO:
SALOMON SMITH BARNEY
A MEMBER OF CIIGROUP

TRUSTEES
Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER
SSB CitiFund Management LLC

Distributor
CFBDS, Inc.

CUSTODIAN
PNC Bank, N.A.

SHAREHOLDER SERVICING AGENT
Smith Barney Private Trust
388 Greenwich Street
22nd Floor
New York, NY 10013

SUB SHAREHOLDER
SERVICING AGENT
First Data Investor Services
Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699


This report is submitted for the general information of the shareholders of Smith Barney Muni Funds -- Georgia and Pennsylvania Portfolios. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies, fees and expenses as well as other pertinent information.


Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


SMITH BARNEY MUNI FUNDS
388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01563 11/99




Smith Barney Muni Funds

Massachusetts
Money Market
Portfolio

-----------------------------------
S E M I - A N N U A L   R E P O R T
-----------------------------------

September 30, 1999


[Smith    Smith Barney
Barney    Mutual Funds
Logo]




NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Smith Barney
Muni Funds

[photograph of Heath B. McLendon]
HEATH B.
MCLENDON

Chairman


[photograph of Joseph P. Deane]
JOSEPH P.
DEANE

Vice President


[photograph of Joseph Benevento]
JOSEPH
BENEVENTO

Vice President


Dear Shareholder:

We are pleased to provide the first shareholder report for the Smith Barney Muni Funds - Massachusetts Money Market Portfolio ("Portfolio") for the period ended September 30, 1999. This new mutual fund offers investors in Massachusetts the opportunity to participate in money market securities that are exempt from both federal income taxes and Massachusetts personal income taxes.* Please note that the Portfolio began trading on Tuesday, September 14, 1999.

For your convenience, we have summarized the period's prevailing economic and market conditions below and outlined the Portfolio's investment strategy. A detailed summary of performance can be found in the appropriate sections that follow.

Please note that your investment in the Portfolio is neither insured, nor guaranteed, by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Massachusetts Economic Highlights

Massachusetts' economy continues to be one of the nation's most prosperous, due in a large part to its fiscal stability, diversified economy, balanced budgets and an improving business climate. The Bay State's economy has evolved from one that was once dominated by defense and computer hardware to more knowledge-intensive services. The transformation has resulted in strong job growth in high paying industries, more mobility for skilled workers and greater competitiveness. Massachusetts' current 3.3% unemployment rate is lower than the national average and lowest among industrial states. Also, the Bay State has the third highest level of personal income per-capita, which is 23% higher than the U.S. average.

-----------------
*A portion of the Portfolio's income may be subject to the Alternative Minimum Tax ("AMT").


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

We believe that the Commonwealth's economy is very healthy and in a strong position to excel in the 21st century. As a result, Massachusetts' general obligation debt has received high ratings from the major credit agencies.

Investment Strategy and Performance Update

As previously noted, the Portfolio seeks to provide investors with income exempt from federal income tax (other than the alternative minimum tax) and Massachusetts State personal income taxes by investing in a portfolio of high quality, short-term Massachusetts municipal obligations selected for liquidity and stability of principal.

As of September 30, 1999, the Portfolio's 7-day current yield was 3.11%. The Portfolio's 7-day effective yield -- which reflects compounding -- was 3.15%.

Our approach to the market has been to target the Portfolio's average maturity in a range of 55 to 60 days. To achieve this target we have structured the Portfolio with a mix of approximately 65% variable rate demand obligations and 35% in a fixed rate laddered portfolio comprised of tax-exempt commercial paper, municipal notes and municipal bonds with maturities of less than 13 months. Currently, the Portfolio has purchased only first tier securities, defined as securities that have received the highest short-term rating by a nationally recognized statistical rating organization (such as Standard and Poor's Ratings Service or Moody's Investors Service, Inc.), or deemed by the managers to be equivalent.

In closing, thank you for investing in the Smith Barney Muni Funds - Massachusetts Money Market Portfolio. We look forward to continuing to help you pursue your financial goals.


Sincerely,


/s/ Heath McLendon
Heath B. McLendon
Chairman



/s/ Joseph Benevento
Joseph Benevento
Vice President



/s/ Joseph P. Deane
Joseph P. Deane
Vice President


October 15, 1999

--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited)             September 30, 1999
--------------------------------------------------------------------------------

      FACE
     AMOUNT     RATING(a)                              SECURITY
VALUE
--------------------------------------------------------------------------------
-----------------------
 $  5,000,000   NR[dagger]  Barnstable Massachusetts BAN 4.00% due 2/24/00
$ 5,007,399
    1,000,000   A-1         Boston IDR (Boston Home Inc.) 3.90% (b)
1,000,000
    1,000,000   A-1+        Boston Massachusetts Water Sewer Series A 3.60% (b)
1,000,000
                            Clipper Massachusetts Tax-Exempt Trust PART
                             AMBAC-Insured:
    2,000,000   VMIG 1*       Series 96B AMT 3.98% (b)
2,000,000
    2,000,000   VMIG 1*       Series 98-8 3.87% (b)
2,000,000
    2,835,000   A-1+        Dudley Charlton Regional School District PART 3.75%
(b)           2,835,000
    5,000,000   MIG 1*      Holden Massachusetts BAN 4.00% due 3/15/00
5,000,000
    5,000,000   NR[dagger]  Holliston Massachusetts BAN Series 99
                             3.75% due 12/15/99
5,000,568
                            Massachusetts Bay Transportation Authority:
    3,450,000   A-1+         General Transportation System 3.85% (b)
3,450,000
    2,000,000   AAA          Series A FSA-Insured 7.65% due 8/1/00
2,100,867
                            Massachusetts Development Finance Agency Revenue:
    1,000,000   A-1          Cider Mill Farms Series 99 AMT 4.00% (b)
1,000,000
    4,000,000   NR[dbldagger]Hatfield Inc. Project AMT 3.85% (b)
4,000,000
    3,700,000   A-1          Leaktite Corp. 4.00% (b)
3,700,000
      500,000   A-1          New Bedford Whaling Museum 3.70% (b)
500,000
    3,250,000   VMIG 1*      Notre Dame Health Care 3.80% (b)
3,250,000
                            Massachusetts HEFA:
    3,700,000   A-1+         Berklee College of Music Series D MBIA-Insured
                              3.70% (b)
3,700,000
    3,100,000   VMIG 1*      Brigham & Womens Hospital 3.70% (b)
3,100,000
                             Capital Asset Program:
    1,500,000   VMIG 1*       Series A 3.60% (b)
1,500,000
    2,000,000   VMIG 1*       Series E 3.70% (b)
2,000,000
    1,750,000   VMIG 1*      Corporate Independent Living Series 99 3.70% (b)
1,750,000
    1,455,000   A-1          Hallmark Health Series B FSA-Insured 3.80% (b)
1,455,000
                             Harvard University:
    1,000,000   A-1+          Series L 3.50% due 11/1/99
1,000,000
    1,700,000   A-1+          Series Q-1 3.60% (b)
1,700,000
                             Partners Healthcare FSA-Insured:
    2,000,000   A-1+          Series P-1 3.70% (b)
2,000,000
      900,000   VMIG 1*       Series P-2 3.70% (b)
900,000
    2,600,000   A-1+         Williams College PART Series SGA 65 3.90% (b)
2,600,000
                            Massachusetts HFA:
    1,500,000   A-1+         Multi-Family Housing Project A 3.75% (b)
1,500,000
    1,000,000   A-1+         Series PT 271 PART MBIA-Insured 3.75% (b)
1,000,000
    1,000,000   VMIG 1*      Single-Family Housing AMBAC/MBIA-Insured 3.90% (b)
1,000,000
                            Massachusetts IDR:
    3,000,000   A-1+         KMS Companies Series 96 AMT 3.80% (b)
3,000,000
    4,850,000   A-1+         US Tsubaki Project 3.84% AMT (b)
4,850,000
                            Massachusetts Industrial Finance Agency:
    1,840,000   A-1          420 Newburyport Turnpike Series 98 AMT 4.00% (b)
1,840,000
    2,400,000   A-1+         Gordon College 3.65% (b)
2,400,000

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        3

--------------------------------------------------------------------------------
 Schedule of Investments (unaudited) (continued) September 30, 1999
--------------------------------------------------------------------------------

     FACE
    AMOUNT     RATING(a)                             SECURITY
VALUE
--------------------------------------------------------------------------------
---------------------
  $ 1,000,000   NR[dbldagger]Peterson American Corp. AMT 4.00% (b)
$  1,000,000
      960,000   VMIG 1*      Quamco Inc. Series B 3.85% (b)
960,000
    1,500,000   VMIG 1*      Whitehead Institution of Biomed 3.70% (b)
1,500,000
    3,000,000   A-1+        Massachusetts Muni Wholesale Electric Co.
                             MBIA-Insured 3.70% (b)
3,000,000
                            Massachusetts PCR:
      607,000   A-1+         Holyoke Water Power Series 92A 3.60% (b)
607,000
                             New England Power Series 93A:
    1,000,000   A-1           3.50% due 11/8/99
1,000,000
      650,000   A-1           3.50% due 11/17/99
650,000
                            Massachusetts State GO:
                             Series A:
    2,675,000   NR[dagger]    5.50% due 7/1/00
2,709,204
    1,500,000   NR[dagger]    5.00% due 8/1/00
1,515,785
    1,000,000   A-1+         Series B 3.75% (b)
1,000,000
    4,500,000   A-1+        Massachusetts State Turnpike Authority AMBAC-Insured
                             3.75% (b)
4,500,000
                            Massachusetts Water Resource Authority:
      550,000   A-1          General Series B 3.75% (b)
550,000
    3,700,000   AAA          Series 1990A 6.00% due 4/1/00
3,742,632
    1,000,000   A-1+         Series D 3.70% (b)
1,000,000
    5,000,000   MIG 1*      Narragansett Massachusetts School District BAN
                             4.25% due 6/9/00
5,014,449
    1,000,000   A-1+        Puerto Rico Highway Transit Authority Series A
                             AMBAC-Insured 3.45% (b)
1,000,000
    2,000,000   MIG 1*      South Hadley Massachusetts BAN 4.25% due 8/11/00
2,000,000
 -------------------------------------------------------------------------------
---------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost -- $110,887,904**)
$110,887,904
  ------------------------------------------------------------------------------
---------------------

        (a) All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's").
        (b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
[dbldagger] Security has not been rated by either Moody's or Standard & Poor's.
            However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.
   [dagger] Security has not been rated by either Moody's or Standard & Poor's.
            However, the Board of Trustees has determined that the security presents minimal credit risk.
        ** Aggregate cost for Federal income tax purposes is substantially the same.

     See page 5 for definition of ratings and certain security descriptions.



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
  Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below.

AAA      -- Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

--------------------------------------------------------------------------------
Short-Term Securities Ratings (unaudited)
--------------------------------------------------------------------------------

SP-1     -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1      -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-2      -- Standard & Poor's second highest commercial paper and VRDO rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1   -- Moody's highest rating for issues having a demand feature -- VRDO.
MIG 1    -- Moody's highest rate for short-term municipal obligations.
P-1      -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
NR       -- Indicates that the bond is not rated by either Standard & Poor's or
            Moody's.

--------------------------------------------------------------------------------
  Security Descriptions (unaudited)
--------------------------------------------------------------------------------



ABAG     --    Association of Bay Area
                Governments
AIG      --    American International Guaranty
AMBAC    --    American Municipal Bond
                Assurance Corporation
AMT      --    Alternative Minimum Tax
BAN      --    Bond Anticipation Notes
BIG      --    Bond Investors Guaranty
CGIC     --    Capital Guaranty Insurance
                Company
CHFCLI   --    California Health Facility
                Construction Loan Insurance
CONNIE   --    College Construction Loan
  LEE           Insurance Association
COP      --    Certificate of Participation
CSD      --    Central School District
EDA      --    Economic Development Authority
ETM      --    Escrowed To Maturity
FGIC     --    Financial Guaranty Insurance
                Company
FHA      --    Federal Housing Administration
FHLMC    --    Federal Home Loan Mortgage
                Corporation
FLAIRS   --    Floating Adjustable Interest
                Rate Securities
FNMA     --    Federal National Mortgage
                Association
FRTC     --    Floating Rate Trust Certificates
FSA      --    Federal Savings Association
GIC      --    Guaranteed Investment Contract
GNMA     --    Government National
                Mortgage Association
GO       --    General Obligation
HDC      --    Housing Development Corporation
HEFA     --    Health & Educational Facilities Authority
HFA      --    Housing Finance Authority
IDA      --    Industrial Development Authority
IDB      --    Industrial Development Board
IDR      --    Industrial Development Revenue
INFLOS   --    Inverse Floaters
LOC      --    Letter of Credit
MBIA     --    Municipal Bond Investors
                Assurance Corporation
MFH      --    Multi-Family Housing
MUD      --    Municipal Utilities District
MVRICS   --    Municipal Variable Rate
                Inverse Coupon Security
PART     --    Partnership Structure
PCR      --    Pollution Control Revenue
RAN      --    Revenue Anticipation Notes
RAW      --    Revenue Anticipation Warrants
RIBS     --    Residual Interest Bonds
RITES    --    Residual Interest Tax-Exempt
                Securities
SWAP     --    Swap Structure
TAN      --    Tax Anticipation Notes
TECP     --    Tax Exempt Commercial Paper
TOB      --    Tender Option Bond Structure
TRAN     --    Tax and Revenue Anticipation Notes
UFSD     --    Unified Free School District
UHSD     --    Unified High School District
USD      --    Unified School District
VA       --    Veterans Administration
VRWE     --    Variable Rate Wednesday Demand


--------------------------------------------------------------------------------
Smith Barney Muni Funds

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities (unaudited) September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
 Investments, at amortized cost                 $110,887,904
 Cash                                                 33,471
 Interest receivable                                 570,474
------------------------------------------------------------
 Total Assets                                    111,491,849
------------------------------------------------------------
LIABILITIES:
 Payable for securities purchased                  7,000,000
 Dividends payable                                   102,423
 Management fees payable                              15,930
 Distribution fees payable                             3,152
 Accrued expenses                                      1,628
------------------------------------------------------------
 Total Liabilities                                 7,123,133
------------------------------------------------------------
Total Net Assets                                $104,368,716
============================================================
NET ASSETS:
 Par value of shares of beneficial interest     $    104,369
 Capital paid in excess of par value             104,264,347
------------------------------------------------------------
Total Net Assets                                $104,368,716
============================================================
Shares Outstanding                               104,368,716
------------------------------------------------------------
Net Asset Value, Per Share                             $1.00
------------------------------------------------------------



                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
 Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Period Ended September 30, 1999(a)

INVESTMENT INCOME:
 Interest                                         $123,384
----------------------------------------------------------
EXPENSES:
 Management fees                                    15,930
 Distribution fees                                   3,152
 Other                                               1,631
----------------------------------------------------------
 Total Expenses                                     20,713
----------------------------------------------------------
Net Investment Income                             $102,671
===========================================================

(a) For the period from September 14, 1999 (commencement of operations) to September 30, 1999.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Muni Funds

--------------------------------------------------------------------------------
Statement of Changes in Net Assets (unaudited)
--------------------------------------------------------------------------------

For the Period Ended September 30, 1999(a)

========================================================
OPERATIONS:
 Net investment income                      $    102,671
--------------------------------------------------------
 Increase in Net Assets From Operations          102,671
--------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income                          (102,671)
--------------------------------------------------------
 Decrease in Net Assets From
  Distributions to Shareholders                 (102,671)
--------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 5):
 Net proceeds from sale of shares            141,599,841
 Net asset value of shares issued
   for reinvestment of dividends                      --
 Cost of shares reacquired                   (37,231,125)
--------------------------------------------------------
 Increase in Net Assets From
  Fund Share Transactions                    104,368,716
--------------------------------------------------------
Increase in Net Assets                       104,368,716
NET ASSETS:
 Beginning of period                                  --
--------------------------------------------------------
 End of period                              $104,368,716
========================================================

(a) For the period from September 14, 1999 (commencement of operations) to September 30, 1999.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Massachusetts Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, Limited Term, New York, National, Pennsylvania, California Money Market and New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on accrual basis; market discount is recognized upon the disposition of the security; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Portfolio Concentration

Since the Portfolio invests primarily in obligations of issuers within Massachusetts, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Massachusetts.



--------------------------------------------------------------------------------
Smith Barney Muni Funds

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

3. Exempt-Interest Dividends and Other Distributions

The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.

CFBDS, Inc. acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.


All officers and one Trustee of the Fund are employees of SSB.

5. Shares of Beneficial Interest

At September 30, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.

Transactions in shares of the Portfolio were as follows:
                                                                Period Ended
                                                            September 30, 1999*
--------------------------------------------------------------------------------
Class A
Shares sold                                                      141,599,841
Shares issued on reinvestment                                        --
Shares reacquired                                                (37,231,125)
--------------------------------------------------------------------------------
Net Increase                                                     104,368,716
--------------------------------------------------------------------------------

* For the period from September 14, 1999 (commencement of operations) to September 30, 1999.


--------------------------------------------------------------------------------
 10                                      1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout the period:

Class A Shares                              1999(1)
----------------------------------------------------
Net Asset Value, Beginning of Period         $1.00
----------------------------------------------------
Net investment income                        0.001
Dividends from net investment income        (0.001)
----------------------------------------------------
Net Asset Value, End of Period               $1.00
----------------------------------------------------
Total Return++                                0.14%
----------------------------------------------------
Net Assets, End of Period (millions)          $104
----------------------------------------------------
Ratios to Average Net Assets+:
 Expenses(2)                                  0.60%
 Net investment income                        3.04
----------------------------------------------------

(1) For the period from September 14, 1999 to September 30, 1999 (unaudited).
(2) As a result of voluntary expense limitations, the expense ratio will not exceed 0.80% for Class A shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds

                     [This page intentionally left blank]

SALOMON SMITH BARNEY
---------------------
A member of citigroup


Trustees

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan


Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph Benevento
Vice President

Joseph P. Deane
Vice President

Irving P. David
Controller

Christina T. Sydor
Secretary


Investment Manager

SSB Citi Fund Management LLC


Distributor

CFBDS, Inc.


Custodian

PNC Bank, N.A.


Shareholder Servicing Agent

Smith Barney Private Trust
388 Greenwich Street, 22nd Floor
New York, New York 10013


Sub-Shareholder
Servicing Agent

First Data Investors Services
Group, Inc.
P.O. Box 9699
Providence, RI 02940-9699

This report is submitted for the general information of the shareholders of Smith Barney Muni Funds - Massachusetts Money Market Portfolio. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


Smith Barney Muni Funds

388 Greenwich Street, MF-2
New York, New York 10013

www.smithbarney.com/mutualfunds

FD01736 11/99

                       [GRAPHIC OF CALENDAR]

                       Smith Barney Muni Funds

                       Limited Term Portfolio
                       ------------------
                       SEMI-ANNUAL REPORT
                       ------------------
                       September 30, 1999

                       [LOGO OF SMITH BARNEY MUTUAL FUNDS]
            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

Smith Barney
Muni Funds

                                                 [PHOTO]      [PHOTO]
                                                 HEATH B.     PETER M.
                                                 MCLENDON     COFFEY

                                                 Chairman     Vice President


Dear Shareholder:

We are pleased to provide the semi-annual report for the Smith Barney Muni Funds
- Limited Term Portfolio ("Fund") for the period ended September 30, 1999. We hope you find this report to be useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow.

Performance Update

For the six months ended September 30, 1999, Class A and L shares of the Fund had negative total returns of 2.69% and 2.81%, without sales charges, respectively. In comparison, the Lipper Inc. peer group average returned a negative 1.72% for the same period. (Lipper is a major fund-tracking organization.)

Over the six months covered by the report, the Fund distributed income dividends totaling $0.16 per Class A share; based on its net asset value ("NAV") of $6.44 as of September 30, 1999, this equates to an annualized distribution rate of 4.94% for Class A shares. (Please note a portion of the income from this fund may be subject to the Alternative Minimum Tax).

Market and Economic Overview

The current market environment is one of a robust U.S. economy, with growth of demand continuing to outpace supply, while inflation remains virtually non-existent. Also, the unemployment rate is at a 30-year low, and the yield curve has steepened. (The yield curve shows the difference between short- and long-term rates).

The bond market has had plenty of seemingly good reasons to trade lower lately, but has resisted them. Instead, the yield for the 30-year Treasury bond has stayed within a narrow 40 basis point trading range since the beginning of June. (One basis point is 0.01%, or one one-hundredth of a percent.)

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        1

One of the biggest negatives for the bond markets during the period under review has been the decline of the U.S. dollar against the Japanese yen. Even so, because the U.S. dollar's weakness has been limited to the yen, there has been little concern about possible capital outflows from the U.S. or an increase in domestic inflation. Similarly, the rise in oil prices has not translated into higher bond yields because inflation in general appears to be well contained. The same holds true for the recent surge in gold prices, which we do not view as a sign of either higher inflation or higher yields.

Fixed income prices have come under some pressure as a result of higher interest rates, a strong U.S. economy and improving market and economic conditions overseas. Additionally, broad-based inflationary pressures have been absent. U.S. Treasuries have remained in a narrow trading range just above 6%, while long-term municipal bonds are yielding approximately 95% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

On an optimistic note, the lack of supply in the market has been a positive factor for bonds. As the U.S. Treasury Department continues to pay down the national debt, the latest figures from the Clinton Administration show an estimated budget surplus of roughly $115 billion for the current fiscal year.

Investment Strategy

The Fund is an intermediate-term municipal bond fund that seeks to provide investors with as high a level of current income exempt from Federal taxes as is consistent with a prudent investment approach.

The Fund invests primarily in high-grade municipal securities with effective maturities of less than ten years. Because we think further rate cuts may take place in the coming months, we have maintained a 9 1/2-year to 10-year average weighted maturity during the reporting period. One of our goals in the Limited Portfolio is to deliver the performance of a longer-maturity fund with less market volatility. And while no guarantees can be given, we believe the combination of intermediate-term securities and the Fund's high-quality orientation should help to reduce credit risk and NAV price volatility, while still maintaining a competitive dividend yield for our shareholders.

As of September 30, 1999, the Fund's average weighted maturity was 9.7 years. The Fund's largest holdings were concentrated in hospital bonds (17.5%), education bonds (14.4%) and general obligation bonds (10.3%).

--------------------------------------------------------------------------------
2                                        1999 Semi-Annual Report to Shareholders

As previously noted, the Fund's high credit quality orientation during the reporting period remained unchanged. At the close of the period, approximately 94.7% of its holdings were rated investment grade (BBB/Baa and higher) by either Standard & Poor's Corporation or Moody's Investors Service Inc. at the end of September. (Standard & Poor's Corporation and Moody's Investors Service Inc. are two major credit reporting and bond-rating agencies.)

We seek to attain an optimal balance between our high and low coupon structures in the Fund. We are seeking to incorporate additional call protection into the Fund by selling off some of our older higher coupon bonds with shorter calls, and replacing them with bonds that have similar coupon structure, but are subject to early call.

Our bias has been toward higher coupons, as we believe they currently offer excellent relative value. Our objective is to create a built-in income stream for a long-term time frame if interest rates were to rise. To that end, we have focused on securities with good credit quality and solid call protection, as we believe they offer good long-term value versus many types of municipal securities.

Municipal Bond Market Outlook

In our opinion, the recent rise in interest rates has created some buying opportunities. We believe that we can maintain a competitive level of tax-exempt income consistent with prudent investing and careful assessment of credit quality. Yields on municipal securities have risen quite substantially, and the long end of the yield curve continues to favor municipal bonds. And we feel that current market conditions should be supportive for municipal bonds for the remainder of 1999.

Our long-term outlook on municipal bonds is positive as well. We see many opportunities currently available in the municipal bond market but expect some price erosion in the near-term as a result of higher interest rates. However, we think that the U.S. Federal Reserve Board's tightening of monetary policy (25 basis points on June 30, 1999, 25 basis points on August 24, 1999 and an indication of a bias to tighten on October 5, 1999), along with the backup in bond yields, may cause the pace of the U.S. economic activity to slow down in 2000. And if the U.S. stock market experiences a sell off, bond markets could recover despite recent difficulties.

Municipal bonds could become a scarce commodity as the calendar nears January 1, 2000. Amid heavy issuance recently, municipal securities have become so plentiful that many prices have declined to year lows. These larger volumes have resulted in lower prices and loftier yields.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       3

This scenario could very well be expected to change soon as the market experiences its typical light winter issuance and market participants shy away from markets amid concerns regarding Year 2000 issues. Over the past 15 years, new issue volume has fallen by an average of 33% in January and February from November and December.

In our opinion, the bolstered yields resulting from Year 2000 concerns and supply pressures are already reaching levels where investors should think about putting cash to work. Against the current economic backdrop, we believe that yields have peaked, and that the best opportunities may lie in spread products, such as municipal issues.

Looking ahead, we think that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Recent economic conditions have created opportunities for municipal securities to catch up with U.S. Treasuries, and we continue to see good value at the long end of the market.

In closing, thank you for investing in the Smith Barney Muni Fund - Limited Term Portfolio. We look forward to continuing to help you pursue your financial goals in the years to come.

Sincerely,

/s/ Heath B. McLendon  /s/ Peter M. Coffey

Heath B. McLendon      Peter M. Coffey
Chairman               Vice President

October 7, 1999

--------------------------------------------------------------------------------
4                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical  Performance -- Class A Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                          ----------------------
                          Beginning       End       Income       Total
Period Ended              of Period    of Period   Dividends    Returns(1)
9/30/99                    $   6.78    $   6.44    $   0.16      (2.69)%+
3/31/99                        6.76        6.78        0.33       5.29
3/31/98                        6.54        6.76        0.34       8.66
3/31/97                        6.61        6.54        0.35       4.30
3/31/96                        6.54        6.61        0.36       6.65
3/31/95                        6.55        6.54        0.37       5.69
3/31/94                        6.68        6.55        0.37       3.65
3/31/93                        6.45        6.68        0.39       9.82
3/31/92                        6.38        6.45        0.42       7.99
3/31/91                        6.28        6.38        0.40       8.23
3/31/90                        6.20        6.28        0.46       9.07
Total                                              $   3.95

--------------------------------------------------------------------------------
Historical Performance  -- Class  L Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                          ----------------------
                          Beginning       End       Income       Total
Period Ended              of Period    of Period   Dividends    Returns(1)
9/30/99                    $   6.79    $   6.45    $   0.15      (2.81)%+
3/31/99                        6.76        6.79        0.31       5.04
3/31/98                        6.54        6.76        0.32       8.36
3/31/97                        6.61        6.54        0.34       4.10
3/31/96                        6.54        6.61        0.34       6.45
3/31/95                        6.54        6.54        0.35       5.51
3/31/94                        6.68        6.54        0.35       3.15
Inception* - 3/31/93           6.62        6.68        0.09       2.28+
Total                                              $   2.25

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                             Net Asset Value
                          ----------------------
                          Beginning       End       Income       Total
Period Ended              of Period    of Period   Dividends    Returns(1)
9/30/99                    $   6.78    $   6.44    $   0.16      (2.62)%+
Inception* - 3/31/99           6.82        6.78        0.14       1.46+
Total                                              $   0.30

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        5

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                       Without Sales Charge(1)
                                   -------------------------------
                                   Class A     Class L     Class Y
Six Months Ended 9/30/99+          (2.69)%      (2.81)%    (2.62)%
Year Ended 9/30/99                 (1.93)       (2.21)     N/A
Five Years Ended 9/30/99            5.09         4.88      N/A
Ten Years Ended 9/30/99             6.18         N/A       N/A
Inception* through 9/30/99          6.20         4.72      (1.20)

                                       With Sales Charge(2)
                                   -------------------------------
                                   Class A     Class L     Class Y
Six Months Ended 9/30/99+          (4.66)%      (4.74)%    (2.62)%
Year Ended 9/30/99                 (3.88)       (4.11)     N/A
Five Years Ended 9/30/99            4.68         4.66      N/A
Ten Years Ended 9/30/99             5.96         N/A       N/A
Inception* through 9/30/99          6.00         4.56      (1.20)

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------

                                      Without Sales Charge/(1)/
Class A (9/30/89 through 9/30/99)             82.15%
Class L (Inception* through 9/30/99)          36.45
Class Y (Inception* through 9/30/99)          (1.20)

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 2.00% and 1.00%, respectively, and Class L shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from initial purchases.
* Inception dates for Class A, L and Y shares are November 28, 1988, January 5, 1993 and November 12, 1998, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
6                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance (unaudited)
--------------------------------------------------------------------------------

                Growth of $10,000 Invested in Class A Shares of
                         the Limited Term Portfolio vs.
                      Lehman Brothers Municipal Bond Index
                and Lehman Brothers Municipal 10-Year Bond Index+

                        September 1989 -- September 1999

                   Limited Term Portfolio     Lehman Brothers
                                              Municipal Bond
                           Index                 Lehman

Brothers
10-Year
Bond Index
3/89                            9795           10000  10000
3/90                           10667           11055  10998
3/91                           11530           12074  12063
3/92                           12435           13281  13187
3/93                           13640           14943  14931
3/94                           14122           15289  15351
3/95                           14909           16427  16505
3/96                           15900           17804  17969
3/97                           16583           18773  18907
3/98                           18020           20784  20871
3/99                           18974           22073  22179


+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1989, assuming deduction of the maximum 2.00% sales charge at the time of investment and reinvestment of dividends (after deduction of applicable sales charge through November 6, 1994, afterwards at net asset value) and capital gains, if any, at net asset value through September 30, 1999. The Lehman Brothers Municipal 10-Year Bond Index (consisting of maturities of 10 years) is a sub-index of the Lehman Brothers Municipal Bond Index, a broad-based, total return index comprised of investment grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1984. Each index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Portfolio's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        7

--------------------------------------------------------------------------------
----
Schedule of Investments (unaudited)                          September  30, 1999
--------------------------------------------------------------------------------
----

FACE
AMOUNT          RATING+                  SECURITY
VALUE
Education -- 14.4%
$ 2,130,000       AAA     Alta Loma, CA School District, Capital
                            Appreciation, Series A, FGIC-Insured, zero
                            coupon to yield 5.470% due 8/1/13             $
993,113
  2,825,000       Aa2*    Arizona Education Loan Marketing Corp.,
                            Education Loan Revenue Bonds, 7.000% due
                            3/1/02(a)
2,945,062
  1,500,000       Aaa*    Arizona Student Loan Acquisition Authority,
                            Student Loan Revenue Refunding, Series A-1,
                            5.750% due 5/1/15(a)
1,501,875
  1,570,000       A*      Arkansas State Student Loan Authority
                            Revenue, Sub-Series A-2, (Partially
                            Pre-Refunded -- Escrowed with U.S.
                            government securities to 12/1/97 Call
                            @ 100), 6.125% due 12/1/00(a)(b)
1,585,700
    940,000       Aa*     Brazos, TX Higher Education Authority,
                            Series C-1, 6.000% due 11/1/99(a)
941,128
                          Coppell, TX ISD, Capital Appreciation Refunding, PSFG:
  4,655,000       AAA     Zero coupon to yield 5.150% due 8/15/08
2,967,562
  4,225,000       AAA     Zero coupon to yield 5.250% due 8/15/09
2,545,562
  5,185,000       AAA     Zero coupon to yield 5.350% due 8/15/10
2,903,600
  2,000,000       AAA     Detroit, MI City School District, Series B,
                            FGIC-Insured, 5.375% due 5/1/14
1,970,000
                          District of Columbia Revenue, (Catholic University of
                            America Project), AMBAC-Insured:
  1,180,000       AAA      5.500% due 10/1/08
1,213,925
  1,000,000       AAA      5.250% due 10/1/10
998,750
  1,000,000       AAA      Erie, PA School District, Capital
                             Appreciation Refunding, FSA-Insured,
                             zero coupon to yield 5.250% due 9/1/14
433,750
  1,150,000       AA       Fairfield County, SC School District,
                             COP, 5.500% due 3/1/07
1,171,563
  1,000,000       AAA      Franklin, TN Special School District,
                             Capital Appreciation, FSA-Insured, zero
                             coupon to yield 5.770% due 6/1/18
336,250
  1,725,000       A        Haubstadt, Owensville, IN, ISD, Refunding,
                             5.600% due 7/1/08
1,759,500
  1,000,000       A+       Illinois Student Assistance Commission,
                             Student Loan Revenue, Series H, 6.100%
                             due 3/1/01(a)
1,012,500
  2,000,000       Aaa*     Indiana State Educational Facilities
                             Authority Revenue, Rose Hulman Institute
                             of Technology, MBIA-Insured, 5.000%
                             due 6/1/17
1,830,000
  1,000,000       Aaa*     Kentucky Higher Education Student Loan
                             Corp., Insured Student Loan Revenue,
                             Series 91B, 6.500% due 12/1/00(a)
1,026,250
    205,000       AAA      Louisiana Public Facilities Authority
                             Revenue, Supplemental Student Loan,
                             Series C, AMBAC-Insured, 8.125% due
                             12/1/99
206,101
  1,325,000       AAA      Madison, MI Public Schools District,
                             Refunding, FGIC-Insured, 5.375% due
                             5/1/11
1,334,938

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
8                                        1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT            RATING+            SECURITY
VALUE
--------------------------------------------------------------------------------
------------
Education -- 14.4% (continued)
$     950,000         Baa3*    Maryland State Economic Development
                                 Corp., Student Housing Revenue,
                                 Salisbury Collegiate Housing
                                 Foundation, Series A, 5.600% due
                                 6/1/10
$   925,063
    3,515,000         Aaa*     Midlothian, TX ISD, Capital
                                 Appreciation Refunding, PSFG, zero
                                 coupon to yield 6.200% due 2/15/17
1,221,462
    1,255,000         AA       Monroe County, NY IDA, Civic
                                 Facilities Revenue, (St. John Fisher
                                 College Project), Asset Guaranteed,
                                 5.500% due 6/1/10
1,275,394
    1,035,000         A*       Montana State Higher Education Student
                                 Assistance Corp., Student Loan Revenue,
                                 Series 92B, 7.050% due 6/1/04(a)
1,067,344
    2,100,000         A*       New Mexico Education Assistance
                                 Foundation, Student Loan Revenue,
                                 Sub-Series A-2, 5.950% due 11/1/07(a)
2,110,500
                               New York State Dormitory Authority Revenue,
                                 Long Island University, Asset Guaranteed:
    1,075,000         AA            5.000% due 9/1/13
1,009,156
    1,025,000         AA            5.000% due 9/1/14
950,688
                               North Texas Higher Education Authority Inc.,
                                 Student Loan Revenue:
    1,475,000         AAA      AMBAC-Insured, 7.000% due 4/1/01(a)
1,520,828
    2,400,000         A*       Series D, 6.300% due 4/1/09(a)
2,409,000
    2,000,000         AAA      Pennsylvania State Higher Education
                                 Assistance Agency, Student Loan
                                 Revenue Refunding, Series A,
                                 FGIC-Insured, 6.800% due 12/1/00
2,060,000
    2,000,000         AAA      Rhode Island State Health &
                               Educational Building Corp. Revenue,
                               Higher Education Facility, Johnson &
                               Wales, MBIA-Insured, 5.500% due
                               4/1/16
1,980,000
    1,500,000         A*       Rhode Island Student Loan Authority
                               Revenue Refunding, Series 92B, 6.750%
                               due 12/1/01(a)
1,556,250
    1,500,000         AAA      Schuylkill, PA Redevelopment Authority
                               Revenue, Commonwealth Lease Revenue
                               Bonds, Series A, FGIC-Insured, 6.850%
                               due 6/1/03
1,586,250
    3,300,000         AAA      Wayne State University, MI University
                               Revenue, FGIC-Insured, 5.375% due
                               11/15/13
3,271,125
--------------------------------------------------------------------------------
------------

52,620,189
--------------------------------------------------------------------------------
------------

Escrowed to Maturity(b) -- 7.5%
    130,000           AAA      Adams County, CO Commercial Development
                                 Revenue, PMC Building Corp., (Medical
                                 Office Project), 10.875% due 12/1/02
148,850
    205,000           AAA      Albuquerque, NM Hospital Revenue,
                                 7.500% due 7/1/08
226,269
    425,000           AAA      Allegheny County, PA Hospital
                                 Development Authority Revenue, 6.875%
                                 due 7/1/09
451,562
    240,000           AAA      Anderson County, SC Hospital
                                 Facilities Revenue, 7.125% due
                                 8/1/07
260,700
     40,000           AAA      Belleville, IL Hospital Facilities
                                 Revenue, 7.750% due 9/1/06
43,650

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                        9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT            RATING+            SECURITY                         VALUE
--------------------------------------------------------------------------------
--
Escrowed to Maturity(b) -- 7.5% (continued)
$     215,000         AAA      Bolingbrook, IL Will & DuPage Counties,
                                 (Hinsdale & Sanitarium Hospital
                                 Project), 7.250% due 8/1/08           $
235,963
    1,895,000         AAA      Boston, MA Water & Sewer Community
                                 Revenue, 10.875% due 1/1/09
2,458,762
       80,000         AAA      Camarillo, CA Hospital Revenue,
                                 Pleasant Valley Hospital Building
                                 Corp., 9.700% due 12/15/07
96,200
    1,030,000         AAA      Columbus, GA Medical Center Hospital
                                 Authority Revenue, COP, 7.750% due
                                 7/1/10
1,252,737
      270,000         AAA      Delaware County, PA Development
                                 Authority Revenue,(Elwyn Inc.
                                 Project), 7.750% due 6/1/00
276,785
      220,000         AAA      Dunedin, FL Health Facilities
                                 Authority Revenue, Mease Hospital
                                 Inc., 7.600% due 10/1/08
242,000
      945,000         AAA      Erie County, OH Hospital Improvement,
                                 Sandusky Memorial Hospital, 8.750%
                                 due 1/1/06
1,060,763
       45,000         AAA      Farmington, NM Utilities Systems
                                 Revenue, 10.000% due 1/1/02
48,094
                               Franklin County, OH Hospital Revenue:
      470,000         AAA        Children's Hospital Project, 10.375%
                                   due 6/1/13
603,363
       85,000         AAA        Grant Hospital Project, 10.000% due
                                   12/1/01
90,206
      535,000         AAA      Granite City, IL Hospital Facilities
                                 Revenue, 7.000% due 1/1/08
576,462
      935,000         AAA      Houston, TX Airport Systems Revenue,
                                 5.500% due 7/1/12
922,144
    1,175,000         AAA      Illinois Educational Facilities
                                 Authority Revenue, Chicago Osteopathic
                                 Medical, Series A, 8.750% due 7/1/05
1,320,406
                               Illinois Health Facilities Authority Revenue:
      620,000         AAA        Ravenswood Hospital Medical Center
                                   Project, 7.250% due 8/1/06
668,825
       95,000         AAA        Victory Memorial Hospital Association
                                   Project, 7.500% due 10/1/06
103,194
       95,000         AAA      Indiana Bond Bank, Special Program,
                                 Series A, AMBAC-Insured, 9.750%
                                 due 8/1/09
118,869
    1,150,000         AAA      Indianapolis, IN Utilities District,
                                 7.000% due 6/1/08
1,311,000
      685,000         AAA      Kalamazoo, MI Hospital Finance
                                 Authority, 6.750% due 4/1/03
714,112
      120,000         AAA      Lake County, OH Hospital Improvement
                                 Revenue, (Lake County Memorial
                                 Hospitals Project), 8.675% due
                                 11/1/09
140,850
      240,000         AAA      Lee County, FL Southwest Florida
                                 Regional Airport Revenue, MBIA-
                                 Insured, 8.675% due 10/1/09
280,200
      295,000         AAA      Lehigh County, PA IDA, Industrial &
                                 Commercial Development Revenue,
                                 (Strawbridge Project), 7.200% due
                                 12/15/01
301,269
      590,000         AAA      Lima, OH Hospital Revenue, 7.500%
                                 due 11/1/06
640,887
      170,000         AAA      Louisiana Public Facilities Hospital
                                 Authority Revenue Refunding,
                                 (Southern Baptist Hospital Inc.
                                 Project), AETNA-Insured, 8.000% due
                                 5/15/12
196,563

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT            RATING+            SECURITY                         VALUE
--------------------------------------------------------------------------------
--
Escrowed to Maturity(b) -- 7.5% (continued)
$     135,000         AAA      Maricopa County, AZ Hospital Revenue,
                                 Intercommunity Healthcare, (Sun City
                                 Project), 8.675% due 1/1/10            $
159,469
      215,000         AAA      Marshfield, WI Hospital Facilities
                                 Revenue, 6.625% due 4/1/06
224,944
       70,000         AAA      Montana State University Revenue,
                                 MBIA-Insured, 10.000% due 11/15/08
82,600
      475,000         AAA      Muscatine, IA Electric Revenue,
                                 9.500% due 1/1/04
524,281
    1,135,000         AAA      New Haven, CT GO, Series B, 9.000%
                                 due 12/1/01
1,247,081
    1,000,000         AAA      Northglenn, CO GO, 6.800% due 12/1/08
1,078,750
                               Ohio State Water Development Authority Revenue:
       30,000         AAA        Armco Steel Corp. Project, 7.875%
                                   due 11/1/00
30,646
      305,000         AAA        Recycle Energy, (Akron Ohio Project),
                                   8.000% due 12/1/04
329,019
    1,490,000         AAA        Safe Water, Series 3, 9.000% due
                                   12/1/10
1,683,700
    2,650,000         AAA        9.375% due 12/1/10
3,203,187
      320,000         AAA      Ouachita Parish, LA Hospital Services
                                 District #1, Hospital Revenue Bonds,
                                 Glenwood Regional Medical Center,
                                 Series 1991, 7.250% due 7/1/00
327,776
    1,335,000         AAA      Owensboro, KY Electric, Light &
                                 Power, 10.500% due 1/1/04
1,513,556
       90,000         AAA      Philadelphia, PA Hospitals and Higher
                                 Education Facilities Authority Revenue,
                                 (St. Agnes Medical Center Project),
                                 FHA-Insured, 6750% due 8/15/01
91,575
       50,000         AAA      Pima County, AZ Hospital Revenue,
                                 Tuscon Medical Center, 10.375% due
                                 4/1/07
60,437
      255,000         AAA      Portage County, OH Hospital Revenue,
                                 6.700% due 12/1/07
269,344
      125,000         AAA      Santa Rosa, CA Hospital Revenue,
                                 (Santa Rosa Hospital Memorial Project),
                                 10.300% due 3/1/11
164,219
      505,000         AAA      Sikeston, MO Electric Revenue, 6.250%
                                 due 6/1/08
534,037
       65,000         AAA      Tamarac, FL Water & Sewer Utilities
                                 Revenue, AMBAC-Insured, 9.250% due
                                 10/1/10
79,381
      735,000         AAA      Tom Green County, TX Hospital
                                 Authority, 7.875% due 2/1/06
796,556
      210,000         AAA      Wichita, KS Hospital Revenue, Wesley
                                 Medical Center, MBIA-Insured, 10.000%
                                 due 4/1/02
227,063
--------------------------------------------------------------------------------
--

27,418,306
--------------------------------------------------------------------------------
--
General Obligation -- 10.3%
    1,000,000         AAA      Arizona COP, Refunding, GO, FSA-
                                 Insured, 6.500% due 3/1/08
1,065,000
      500,000         AAA      Anchorage, AL Refunding, GO, FGIC-
                                 Insured, 6.000% due 10/1/14
528,750
    1,000,000         AA       Central Falls, RI GO, Asset
                                 Guaranteed, 5.875% due 5/15/15
1,013,750
    2,000,000         AAA      Chicago, IL Board of Education, GO,
                                 Chicago School Reform, AMBAC-Insured,
                                 5.800% due 12/1/13
2,040,000
    2,500,000         AAA      District of Columbia, GO, Series A,
                                 FSA-Insured, 5.500% due 6/1/11
2,531,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT            RATING+            SECURITY                         VALUE
--------------------------------------------------------------------------------
--
General Obligation -- 10.3% (continued)
                                Harris County, TX Refunding Toll Road
                                Authority, GO, Unlimited,
                                MBIA-Insured:
$   1,000,000         AAA        Zero coupon to yield 5.150% due
                                 8/15/11                               $
531,250
    1,250,000         AAA        Zero coupon to yield 5.250% due
                                 8/15/13
579,688
    7,000,000         AAA      Kenosha, WI Capital Appreciation, GO,
                                 Series B, FSA-Insured, zero coupon
                                 to yield 4.430% due 10/15/08(a)
4,427,500
    6,705,000         AA-      Massachusetts State GO, Series C,
                                 zero coupon to yield 5.020% due
                                 8/1/18
2,254,556
      865,000         A3*      New Haven, CT GO, Series B, 9.000%
                                 due 12/1/01
947,175
                               New York City GO:
    2,500,000         A-         Series A, 6.250% due 8/1/08
2,693,750
      200,000         VMIG1*     Series B2, Sub-Series B5, MBIA-Insured,
                                   3.800% due 8/15/09(c)
200,000
      130,000         A-         Series D, 7.200% due 2/1/00
131,357
    6,640,000         A-         Series F, zero coupon to yield 5.050%
                                   due 8/1/08
4,249,600
    2,000,000         A-         Series H, 5.900% due 8/1/09
2,105,000
    6,500,000         A-         Series L, 5.625% due 8/1/07
6,776,250
    3,000,000         VMIG1*     Sub-Series E5, LOC-Morgan Guaranty
                                   Trust, 3.800% due 8/1/17(c)
3,000,000
    1,075,000         AAA      Oneida County, NY Refunding, GO,
                                 FGIC-Insured, 5.250% due 3/15/10
1,091,125
    1,500,000         AA+      Shelby County, TN GO, zero coupon to
                                 yield 5.350% due 8/1/14
658,125
      140,000         Aa1*     Texas State Veterans Housing
                                 Assistance Fund, GO, FHA-Insured,
                                 6.050% due 12/1/12(a)
140,722
    1,000,000         Aa3*     Washington Multnomah & Yamhill
                                 Counties, GO, Oregon School District
                                 No. 1J, Refunding, 5.000% due 11/1/14
946,250
--------------------------------------------------------------------------------
--

37,911,098
--------------------------------------------------------------------------------
--
Hospitals -- 17.5%
      330,000         AA-      ABAG Finance Authority Nonprofit
                                 Corps, California Insured, COP,
                                 (Rehabilitation Mental Health Services
                                 Inc. Project), 6.100% due 6/1/02
345,263
    1,000,000         Aaa*     Amarillo, TX Health Facilities Corp.,
                                 St. Anthony's Baptist Hospital,
                                 FSA-Insured, 5.500% due 1/1/11
1,012,500
    1,000,000         AAA      Calcasieu Parish, LA Memorial
                                 Hospital Services District Revenue,
                                 Lake Charles Memorial Hospital, Series
                                 A, CONNIE LEE-Insured, 7.500% due
                                 12/1/05
1,140,000
                               Clackamas County, OR Hospital Facilities
                                 Authority Revenue: Kaiser Permanente,
    1,000,000         A          Series A, 5.375%
                                 due 4/1/14
965,000
                                 Legacy Health Systems:
    2,000,000         AA           5.000% due 2/15/15
1,880,000
    1,000,000         AA           5.000% due 2/15/16
931,250

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

    FACE
   AMOUNT            RATING+            SECURITY                         VALUE
--------------------------------------------------------------------------------
-----------
Hospitals -- 17.5% (continued)
                               Colorado Health Facilities Authority Hospital
                                   Revenue Bonds:
$   3,010,000        Baa3        Series 1993, Rocky Mountain Adventist
                                   Health Guaranteed, 6.250% due 2/1/04
$2,953,562
    1,035,000         Baa2*      National Benevolent, Series A, 6.125%
                                   due 9/1/16
1,022,062
                               Harris County, TX Health Facilities Development
                                   Corp.:
    2,135,000         NR         Memorial Health System Guaranteed,
                                   7.125% due 6/1/05
2,321,813
                               Texas Childrens Hospital Project, Series A:
    1,515,000         AA         5.375% due 10/1/11
1,503,637
    2,000,000         AA         5.375% due 10/1/16
1,915,000
    1,355,000         BBB      Illinois Development Financing
                                 Authority, Health Facilities Revenue,
                                 Community Living Options, 6.375% due
                                 3/1/00
1,362,032
                               Illinois Health Facilities Authority Revenue,
                                 Children's Memorial Hospital, Series A,
                                 AMBAC-Insured:
    1,580,000         AAA          5.500% due 8/15/07
1,631,350
    2,070,000         AAA          5.750% due 8/15/13
2,095,875
    1,000,000         BBB+     Refunding, Trinity Medical Center,
                                 6.500% due 7/1/00
1,014,290
                               Lorain County, OH Health Facilities Revenue,
                                 Catholic Healthcare Partners, Series A:
    1,400,000         AAA          5.250% due 9/1/11
1,405,250
    1,500,000         AAA          5.375% due 9/1/14
1,470,000
    2,200,000         BBB-     Maplewood, MN Healthcare Facilities
                                 Revenue,(Health East Project), 5.950%
                                 due 11/15/06
2,158,750
    2,220,000         A        Massachusetts State Health &
                                 Educational Facilities Authority
                                 Revenue, South Shore Hospital,
                                 Series F 5.500% due 7/1/12
2,167,275
    3,000,000         AAA      Mesa, AZ IDA, Revenue, Discovery
                                 Health Systems, Series A, 5.875% due
                                 1/1/14
3,071,250
                               New Jersey Healthcare Facilities Financing
                                 Authority Revenue:
    1,030,000         BBB++        Pascack Valley Hospital, Series 91,
                                     6.500% due 7/1/01
1,068,625
    2,000,000         BBB          Pascack Valley Hospital Association,
                                     5.125% due 7/1/18
1,767,500
    1,900,000         AAA      New York State Dormitory Authority
                                 Lease Revenue, Municipal Health
                                 Facilities, (Import Project), Series 1,
                                 FSA-Insured, 5.000% due 1/15/17
1,736,125
    3,000,000         AAA      New York State Dormitory Authority
                                 Revenue, Mental Health Services
                                 Facilities, FSA-Insured, 5.750%
                                 due 8/15/12
3,056,250
    1,000,000         AA-      North Carolina Medical Care Common
                                 Hospital Revenue, Pitt County Memorial
                                 Hospital, Series A, 5.000% due 12/1/18
900,000
    1,500,000         BBB+     Oklahoma Development Financing
                                 Authority Revenue Refunding, Hillcrest
                                 Healthcare System, Series A, 5.750%
                                 due 8/15/15
1,436,250
    3,000,000         AAA      Orange County, FL Health Facilities
                                 Authority Revenue, Regional Healthcare
                                 Systems, Series D, MBIA-Insured,
                                 5.250% due 10/1/14
2,913,750

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT          RATING+                 SECURITY                      VALUE
--------------------------------------------------------------------------------
Hospitals -- 17.5% (continued)
$ 1,750,000       A        Riverside, CA Asset Leasing Corp.,
                             Leasehold Revenue Bonds, 1993
                             Series A, (Riverside Hospital
                             Project), 6.000% due 6/1/04             $ 1,833,125
  4,690,000       AA       Royal Oak, MI Hospital Financing
                             Authority Revenue, William Beaumont
                             Hospital, Series K, zero coupon
                             to yield 5.150% due 11/15/08              2,913,663
  1,540,000       A-       Scotts Bluff County, NE Hospital
                             Authority No. 1, Hospital Revenue,
                             6.450% due 12/15/04                       1,624,700
                           Scranton-Lackawanna, PA Health & Welfare
                             Authority Revenue:
  3,000,000       BBB++        Allied Services Rehabilitation
                                 Hospitals, 7.125% due 7/15/05         3,172,500
  1,000,000       BBB-         Moses Taylor Hospital Project,
                                 6.050% due 7/1/10                       968,750
  4,650,000       Baa2*    Tomball, TX Hospital Authority
                             Revenue, Tomball Regional Hospital,
                             5.500% due 7/1/09                         4,498,875
  3,955,000       A        Wisconsin State Health & Educational
                             Facilities Authority Revenue,
                             (Kenosha Hospital & Medical Center
                             Project), 5.500% due 5/15/15              3,727,588
--------------------------------------------------------------------------------
                                                                      63,983,860
--------------------------------------------------------------------------------
Housing -- 5.0%
  2,250,000       AAA      Dekalb County, GA HFA, Multi-Family
                             Housing Revenue, (Chimney Trace
                             Project), FNMA-Collateralized,
                             5.625% mandatory tender 5/1/05            2,323,125
    455,000       AAA      Fairfax County, VA Redevelopment &
                             Housing Authority, Multi-Family
                             Refunding, Kingsley 91A, FHA-Insured,
                             6.500% due 11/1/01                          466,944
  1,000,000       AAA      Harrisonburg, VA Redevelopment &
                             Housing Authority, Multi-Family
                             Housing Revenue, (Greens of Salem
                             Run Project), FSA-Insured, 6.000%
                             due 4/1/12(a)                             1,022,500
  1,800,000       AA-      Louisiana Public Facilities Authority
                             Revenue, Multi-Family Housing,
                             Oakleigh Apartments, Series A, 5.950%
                             mandatory tender 3/15/05                  1,863,000
  1,200,000       NR       Maricopa County, AZ IDA, Multi-Family
                             Housing Revenue, Stanford Court
                             Apartments, Series B, 5.750% due
                             7/1/08                                    1,189,500
  3,205,000       Aa3*     Massachusetts State HFA, Single-
                             Family Housing Revenue, Series 38,
                             7.200% due 12/1/26(a)                     3,273,106
    184,178       AAA      Monroe-West Monroe, LA Public Trust
                             Financing Authority, FHLMC-
                             Collateralized, 8.500% due 5/20/02          188,782
    355,000       Ba2*     Odessa, TX Housing Development Corp.
                             #2, Multi-Family Revenue Refunding,
                             Chaparral Village, Series A,
                             6.375% due 12/1/03                          362,544
  1,035,000       AAA      Onterie Center Housing Finance Corp.,
                             Illinois Mortgage Revenue Refunding,
                             (Onterie Center Project), Series A,
                             MBIA-Insured, 6.500% due 7/1/02           1,073,812

                See Notes to Financial Statements.

--------------------------------------------------------------------------------
14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT          RATING+                 SECURITY                      VALUE
--------------------------------------------------------------------------------
Housing -- 5.0% (continued)
                           Pennsylvania HFA, Single-Family
                           Mortgage, Series 67A:
$ 1,725,000       AA+        5.150% due 10/1/07(a)                   $ 1,727,156
  2,000,000       AA+        5.500% due 10/1/11(a)                     2,000,000
     75,000       AAA      St. Louis County, MO Single-Family
                             Mortgage Revenue, MBIA-Insured,
                             6.125% due 4/1/03                            76,125
  2,500,000       A3*      Stamford, CT Housing Authority,
                             Multi-Family Revenue Refunding,
                             (Fairfield Apartments Project),
                             4.750% due 12/1/28(a)                     2,368,750
    500,000       AAA      Texas State Department of Housing &
                             Community Affairs, GNMA/FNMA/FHLMC-
                             Collateralized, Home Mortgage
                             Revenue Bonds, Series B-2, RIBS
                             Variable Rate, 9.612% due 6/18/23(a)(d)     519,225
--------------------------------------------------------------------------------
                                                                      18,454,569
--------------------------------------------------------------------------------
Industrial Development -- 7.4%
  1,500,000       A        Bel Air, MD Revenue Refunding, (May
                             Department Stores Co. Project),
                             6.375% due 10/1/99                        1,500,000
  1,000,000       A+       Belmont County, OH IDR Refunding,
                             (May Department Stores Co. Project),
                             Series 91, 6.500% due 1/1/00              1,005,540
  2,000,000       AAA      Clarion County, PA IDA, Energy
                             Development Revenue, (Piney Creek
                             Project), LOC, Swiss Bank, 7.250%
                             mandatory tender 12/1/00(a)               2,062,500
  5,000,000       BBB-     Greenville, SC Connector 2000
                             Association Inc., South Carolina
                             Toll Road Revenue, Capital Appreciation,
                             Series B, zero coupon to yield
                             5.700% due 1/1/15                         1,800,000
  3,000,000       Ba1*     Griffin-Spalding County, GA
                             Development Authority Revenue
                             Refunding, Inc., (Borden Inc. Project),
                             Borden Inc. Guaranteed, 7.200% due
                             6/1/00                                    3,037,500
  2,000,000       A        Iowa Finance Authority, (Governors
                             Square Project), Policy of Indemnity
                             Commercial Union Assurance Co. PLC,
                             Reinsured by Trygg-Hansa Insurance
                             Co. of Sweden, 7.250% mandatory
                             tender 4/1/02                             2,042,720
  3,000,000       A        Marion, IA Commercial Development
                             Revenue, (Collins Road Project),
                             Policy of Indemnity Aetna Casualty &
                             Surety Co., Reinsured by Trygg-Hansa
                             Insurance Co. of Sweden, 7.250%
                             mandatory tender 7/1/02                   3,048,750
  1,300,000       AA       Massachusetts State Development
                             Finance Agency Revenue, Worcester
                             Redevelopment Authority Issue,
                             Asset Guaranteed, 6.000% due 6/1/24       1,316,250
  3,500,000       NR       Metropolitan Government Nashville &
                             Davidson County, TN IDB, Revenue
                             Refunding & Improvement, Osco
                             Treatment Inc. Guaranteed, 6.000%
                             due 5/1/03(a)                             3,561,250
  1,000,000       NR       Minneapolis, MN Commercial Development
                             Revenue, (Holiday Inn Metrodome
                             Project), 6.000% due 12/1/01              1,002,500


                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT          RATING+                 SECURITY                      VALUE
--------------------------------------------------------------------------------
Industrial Development -- 7.4% (continued)
$ 1,335,000       Aa3*     New Jersey EDA, Growth Bonds, LOC,
                             Banque Nationale de Paris, 6.200%
                             due 12/1/02(a)                          $ 1,376,719
                           New York City IDA:
  1,135,000       NR         Community Hospital, Brooklyn, 6.875%
                               due 11/1/10                             1,116,556
    555,000       Aa2*       IDR, Oakdale Knitting Mills Inc.,
                               Composite Offering XXX 1990, Series G,
                               LOC ABN AMRO Bank, NV, 7.700%
                               mandatory tender 11/1/00(a)               556,554
    415,000       Aa2*       SuperFlex, Ltd. Project, Composite
                               Offering, XVIII 1989, Series A, LOC
                               ABN AMRO Bank, NV, 7.750% optional
                               tender 11/1/99(a)                         416,054
  1,000,000       BBB      Schuylkill County, PA IDA, Revenue,
                             Pine Grove Landfill Inc., 5.100%
                             mandatory tender 4/1/09(a)                  950,000
  2,350,000       AAA      Sioux City, IA IDR, (Terra Centre
                             Project), LOC, Rabobank Nederland,
                             6.800% due 5/1/07                         2,461,625
--------------------------------------------------------------------------------
                                                                      27,254,518
--------------------------------------------------------------------------------
Life Care -- 0.8%
  1,000,000       BBB-     John Tolfree Health Systems Corp.,
                             Michigan Mortgage Revenue Refunding,
                             5.850% due 9/15/13                          966,250
  1,000,000       AA       Orange County, FL Health Facilities
                             Authority Revenue Refunding,
                             (Mayflower Retirement Project),
                             Asset Guaranteed, 5.125% due 6/1/14         956,250
  1,000,000       AAA      Rio Grande Valley, TX Health
                             Facilities, (Valley Baptist Medical
                             Center Project), Short RITES, MBIA-
                             Insured, Coupon varies weekly till
                             8/1/02 then converts to 6.250%,
                             7.920% due 8/1/06                         1,088,750
--------------------------------------------------------------------------------
                                                                       3,011,250
--------------------------------------------------------------------------------
Miscellaneous -- 7.1%
  2,595,000       BBB-     Clarksville, TN Natural Gas
                             Acquisition Corp., Gas Revenue,
                             Series A, 6.500% due 11/1/00              2,648,353
  1,000,000       A+       Columbia County, GA (Courthouse &
                             Detention Center Projects), 5.675%
                             due 2/1/17                                  990,000
  1,000,000       AAA      Delaware Valley, PA Regional Finance
                             Authority, Local Government Revenue,
                             Series A, AMBAC-Insured, 5.500% due
                             8/1/28                                      970,000
  2,750,000       A-       Hoffman Estate, IL Tax Increment
                             Junior Lien, Hoffman Estate
                             Development, Series 91, 6.500% due
                             5/15/01                                   2,822,188
  2,700,000       A        Illinois Development Finance
                             Authority Revenue, Debt Restructure
                             -- East St. Louis, 6.875% due 11/15/05    2,892,375
  1,000,000       AAA      Indiana Bond Bank, Common School
                             Federal Advisory Purchase Funding,
                             Series A, AMBAC-Insured, 5.000% due
                             2/1/14                                      962,500



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT          RATING+                 SECURITY                      VALUE
--------------------------------------------------------------------------------
Miscellaneous -- 7.1% (continued)
$ 2,500,000       AAA      Louisiana Local Government Environmental
                             Facilities, Community Development
                             Authority Revenue, Capital Projects
                             & Equipment Acquisition, AMBAC-Insured,
                             5.250% due 12/1/18                      $ 2,375,000
  6,815,000       Aa3*     Massachusetts State Grant, Series B,
                             zero coupon to yield 4.800% due
                             6/15/12                                   3,492,687
    100,000       VMIG 1*  Massachusetts State Health &
                             Educational Facilities Authority
                             Revenue, (Capital Asset Program),
                             Series B, 3.850% due 7/1/05(c)              100,000
  2,000,000       AAA      Metropolitan Football Stadium,
                             Colorado District Sales Tax Revenue,
                             Capital Appreciation, Series A,
                             MBIA-Insured, zero coupon to yield
                             5.300% due 1/1/12                         1,032,500
  2,950,000       BBB+     New York State Urban Development Corp.
                             Revenue, Correctional Capital
                             Facilities, Series 6, 5.500% due
                             1/1/13                                    2,957,375
  3,900,000       BBB-     Spokane, WA Downtown Foundation
                             Parking Revenue, (River Park Square
                             Project), 5.000% due 8/1/08               3,714,750
  1,000,000       AA       Tuscon, AZ COP, Asset Guaranty,
                             6.000% due 7/1/04                         1,052,500
--------------------------------------------------------------------------------
                                                                      26,010,228
--------------------------------------------------------------------------------
Pollution Control -- 4.0%
    860,000       AAA      Burke County, GA Development Authority,
                             PCR, Refunding, Ogelthorpe Power Co.,
                             MBIA-Insured, 7.500% due 1/1/03             899,775
                           Connecticut State Resource Recovery
                             Authority Revenue, (Bridgeport Resco Co.
                             Project), MBIA-Insured:
  2,895,000       AAA            5.000% due 1/1/07                     2,902,237
  1,700,000       AAA            5.500% due 1/1/08                     1,755,250
                           Detroit, MI Economic Development Corp.,
                             Facilities Recovery Revenue, FSA-Insured:
  1,770,000       AAA          Series A, 7.000% due 5/1/01(a)          1,816,463
  1,000,000       AAA          Series 91A, 6.600% due 5/1/02(a)        1,052,500
  1,500,000       BBB      Illinois Development Financing
                             Authority, Solid Waste Disposal
                             Revenue Bonds, (Waste Management Inc.
                             Project), Series 1990, 7.125% due
                             1/1/01(a)                                 1,533,750
    500,000       VMIG 1*  Martin County, FL Pollution Control
                             Revenue Refunding, (Florida Power &
                             Lighting Co. Project), 3.800% due
                             9/1/24(c)                                   500,000
  1,000,000       BBB      Massachusetts State IDB, Finance
                             Agency, PCR, (Eastern Edison Co.
                             Project), 5.875% due 8/1/08               1,002,500
  1,500,000       AAA      Montgomery, AL IDB, PCR, (General
                             Electric Co. Project), 7.000%
                             mandatory tender, 9/15/00(a)              1,536,765



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

   FACE
  AMOUNT          RATING+                 SECURITY                      VALUE
--------------------------------------------------------------------------------
Pollution Control -- 4.0% (continued)
$  600,000        Baa1*    Onondaga County, NY Resource Recovery
                             Agency Project Revenue Bonds, Series
                             1992, 6.625% due 5/1/00(a)              $   608,184
 1,000,000        AAA      York County, PA Solid Waste & Refuse
                             Authority, Solid Waste, Systems
                             Revenue Refunding, FGIC-Insured,
                             5.500% due 12/1/14                        1,005,000
--------------------------------------------------------------------------------
                                                                      14,612,424
--------------------------------------------------------------------------------
Pre-Refunded(e) -- 3.0%
                           Austin, TX Water, Sewer & Electric
                             Refunding Revenue:
    15,000        AAA          Call 5/15/99 @ 100, 14.000% due
                               11/15/01                                   15,000
    55,000        AAA          Various Call Dates @ 100, 14.000%
                               due 11/15/01                               60,706
 1,730,000        AAA      Berks County, PA Municipal Authority
                             Refunding, (Phoebe Berks Village Inc.
                             Project), (Call 5/15/06 @ 102),
                             7.500% due 5/15/13                        1,961,388
   495,000        AAA      Gila County, AZ IDA PCR, (Call
                             2/15/01 @ 101), 11.250% due 4/1/01          538,313
 3,200,000        AAA      Jefferson County, KY Hospital Revenue,
                             MBIA-Insured, (Various Call Dates @
                             Various Prices), 6.346% due 10/23/14      3,436,000
   235,000        AAA      Massachusetts State Port Authority
                             Revenue, FGIC-Insured, Series A,
                             (Call 7/1/00 @ 102), 7.200% due
                             7/1/03(a)                                   245,284
   630,000        AAA      New Jersey Healthcare Facilities
                             Financing Authority Revenue, Wayne
                             General Hospital, Series B, FHA-Insured,
                             (Call 8/1/04 @ 102), 5.750% due 8/1/11      673,312
   135,000        AAA      Ohio State Building Authority, Toledo
                             Government Office Building, (Call
                             4/1/03 @ 100), 10.125% due 10/1/06          153,225
 2,170,000        AAA      Palm Beach County, FL Health Facilities
                             Authority Revenue, Good Samaritan
                             Health System Guaranteed, (Call
                             10/1/05 @ 100), 6.150% due 10/1/06        2,349,025
   180,000        AAA      Philadelphia, PA Hospitals Authority
                             Revenue, (United Hospitals Inc.
                             Project), (Call 7/1/05 @ 100),
                             10.875% due 7/1/08                          231,300
    70,000        AAA      San Leandro, CA Redevelopment Agency,
                             Residential Mortgage Revenue, Private
                             Mortgages Guaranty, (Call 10/1/04 @
                             100), 11.250% due 4/1/13                     88,113
 1,235,000        AAA      West Jefferson Amusement & Public
                             Park Authority Revenue, (Visionland
                             Alabama Project), (Call 12/1/06 @
                             102), 7.500% due 12/1/08                  1,401,725
--------------------------------------------------------------------------------
                                                                      11,153,391
--------------------------------------------------------------------------------



                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT       RATING+                 SECURITY                           VALUE
--------------------------------------------------------------------------------
Public Facilities -- 2.0%
$ 4,000,000  Aa*    Mt. Sterling, KY Lease Revenue, Kentucky
                      League of Cities 1993A, Transamerica Life
                      Guaranteed, 5.625% due 3/1/03                   $4,125,000
  1,140,000  BBB-   Massachusetts Rail Connections Inc., Revenue,
                      Route 128, Parking Garage, Series A, 6.000%
                      due 7/1/13                                       1,152,825
  2,000,000  AAA    Metropolitan Pier & Exposition Authority,
                      Illinois Dedicated State Tax, (McCormick
                      Place Exposition Project), FGIC-Insured,
                      5.700% due 12/15/13                              2,027,500
--------------------------------------------------------------------------------
                                                                       7,305,325
--------------------------------------------------------------------------------
Solid Waste -- 0.9%
  3,000,000  A2*    Northeast Maryland Waste Disposal Authority,
                      Solid Waste Revenue, Montgomery County, 6.200%
                      due 7/1/10(a)                                    3,138,750
--------------------------------------------------------------------------------
Tax Allocation -- 0.3%
  1,250,000  AA     Bernalillo County, NM Gross Receipts, Tax
                      Revenue Refunding, 5.125% due 4/1/16             1,192,188
--------------------------------------------------------------------------------
Transportation -- 8.4%
  2,800,000  AAA    Chicago, IL Midway Airport Revenue, Series C,
                      MBIA-Insured, 5.500% due 1/1/16                  2,775,500
                    Denver, CO City & County Airport Revenue:
  1,510,000  AAA      Series B, MBIA-Insured, 6.250% due 11/15/06(a)   1,634,575
  1,590,000  BBB+     Series 1992B, 7.000% due 11/15/01(a)             1,653,600
  1,000,000  BBB+     Series 1992B, 7.000% due 11/15/02(a)             1,057,500
  1,000,000  BBB+     Series 1994A, 7.200% due 11/15/02(a)             1,062,500
                    E-470 Public Highway Authority, Colorado Sr.
                      Revenue Bonds, MBIA-Insured:
  8,000,000  AAA        Zero coupon to yield 5.350% due 9/1/14         3,500,000
  5,000,000  AAA        Zero coupon to yield 5.430% due 9/1/16         1,906,250
  5,000,000  AAA        Zero coupon to yield 5.450% due 9/1/17         1,793,750
  1,250,000  A+     Indiana Transportation Finance Authority,
                      Airport Facilities Lease Revenue, Series A,
                      United Air, 6.125% due 11/1/02                   1,304,687
  3,000,000  NR     Kenton County, KY Airport Board, Special
                      Facilities Revenue, (Mesaba Aviation Inc.
                      Project), Series A,  6.675% due 7/1/19(a)        2,985,000
    765,000  AAA    Massachusetts State Port Authority Revenue,
                      Series A, FGIC-Insured, 7.200% due 7/1/03(a)       794,177
  9,000,000  Aaa*   Massachusetts State Turnpike Authority,
                      Metropolitan Highway System Revenue,
                      Series C, MBIA-Insured, zero coupon to
                      yield 5.400% due 1/1/16                          3,555,000
  2,000,000  Aa2*   New Jersey State Transportation Trust Fund
                      Authority, Transportation Systems, Series A,
                      5.625% due 6/15/14                               2,045,000




                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       19

--------------------------------------------------------------------------------
Schedule Of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT       RATING+                 SECURITY                           VALUE
--------------------------------------------------------------------------------
Transportation -- 8.4% (continued)
$ 3,000,000  AA     Ocean Highway and Port Authority, Nassau
                      County, FL Adjustable Demand Revenue Bonds,
                      Series 1990, LOC ABN AMRO Bank, NV, 6.250%
                      mandatory tender 12/1/02(a)                    $ 3,161,250
  1,570,000  AAA    Port of Portland, OR Airport Revenue, Portland
                      International Airport, Series B, AMBAC-Insured,
                      5.500% due 7/1/14(a)                             1,548,412
--------------------------------------------------------------------------------
                                                                      30,777,201
--------------------------------------------------------------------------------
Utilities -- 8.0%
  5,000,000  AAA    Alaska Energy Authority, Power Revenue
                      Refunding, FSA-Insured, 3rd Series, 6.000%
                      due 7/1/17                                       5,231,250
                    Austin, TX Water, Sewer & Electric Refunding
                      Revenue:
    335,000  AAA      Refunded -- 1998, 14.000% due 11/15/01             368,919
  3,180,000  A*       Unrefunded Balance -- 1998, 14.000% due
                        11/15/01                                       3,533,775
                    Chelan County, WA Public Utility District #1:
  1,500,000  AA       Chelan Hydro Consolidated System Revenue
                        Bonds, 7.000% mandatory tender 7/1/01(a)       1,565,625
 14,485,000  AAA      Columbia River Rock Capital Appreciation,
                        MBIA-Insured, zero coupon to yield 6.999%
                        due 6/1/13                                     6,789,844
  1,080,000  AAA    Georgia Municipal Electric Authority, (Project
                      One), Sub-Series A, MBIA-Insured, 5.250%
                      due 1/1/15                                       1,050,300
    600,000  A-     Georgia Municipal Gas Authority Revenue,
                      (Southern Storage Gas Project), 6.300% due
                      7/1/09                                             631,500
  3,715,000  AAA    Long Island Power Authority, New York Electric
                      System Revenue, Capital Appreciation, Series
                      A, FSA-Insured, zero coupon to yield 5.280%
                      due 12/1/17                                      1,323,469
  2,500,000  AAA    Lower Colorado River Authority, Texas Revenue
                      Refunding, Series B, FSA-Insured, 6.000% due
                      5/15/13                                          2,606,250
                    North Carolina, Eastern Municipal Power Agency,
                      Power Systems Revenue Refunding, Series B:
  1,000,000  BBB        5.600% due 1/1/15                                936,250
  1,000,000  BBB        5.650% due 1/1/16                                935,000
    770,000  BBB    Philadelphia, PA Gas Works Revenue Bonds, 13th
                      Series, 7.400% due 6/15/00                         786,724
  1,000,000  BB     Sam Rayburn, TX Municipal Power Supply System,
                      Revenue Refunding, Series A, 6.200% due
                      10/1/01                                          1,006,250
  2,520,000  AAA    Union County, NJ Utilities Authority, Series A,
                      AMBAC-Insured, 5.000% due 6/1/14(a)              2,359,350
--------------------------------------------------------------------------------
                                                                      29,124,506
--------------------------------------------------------------------------------






                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
20                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)               September 30, 1999
--------------------------------------------------------------------------------

 FACE
AMOUNT       RATING+                 SECURITY                           VALUE
--------------------------------------------------------------------------------
Water and Sewer -- 3.4%
$ 1,015,000  Aaa*   Carroll County, GA Water Authority, Water &
                      Sewer Revenue, AMBAC-Insured, 5.250% due
                      7/1/18                                          $  961,713
  3,500,000  AAA    Detroit, MI Water Supply System, FGIC-Insured,
                      6.500% due 7/1/15                                3,871,875
  1,000,000  AA-    Macon, GA Water Authority, Water & Sewer
                      Revenue, 4.500% due 10/1/08                        841,250
  1,000,000  AAA    Massachusetts State Water Pollution Abatement
                      Trust, Pool Program, Series 5, 5.750% due
                      8/1/16                                           1,016,250
  4,000,000  AA+    Michigan Municipal Bond Authority Revenue,
                      Clean Water Revolving Fund, 5.750% due 10/1/14   4,080,000
  1,500,000  NR     New Jersey EDA, Water Facilities Revenue,
                      Series 1991, (New Jersey American Water Co.
                      Inc. Project), Private Placement, 7.400%
                      due 11/1/01(a)                                   1,550,625
--------------------------------------------------------------------------------
                                                                      12,321,713
--------------------------------------------------------------------------------
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $367,301,658**)                        $366,289,516
================================================================================
(+) All ratings are by Standard & Poor's Ratings Service except those identified by an asterisk (*) which are rated by Moody's Investors Service Inc., and those identified by a double dagger (++) which are rated by Fitch IBCA, Inc.

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(b) Bonds are escrowed to maturity with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(d) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.

(e) Bonds are escrowed with U.S. government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

**   Aggregate cost for Federal income tax purposes is substantially the same.

     See pages 22 and 23 for definition of ratings and certain security descriptions.









                      See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       21

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA  -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
        Capacity to pay interest and repay principal is extremely strong.

AA   -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB   -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's Investor's Services Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Ba", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   -- Bonds rated "Aa" are judged to be of high quality by all standards.
        Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A    -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba   -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.




--------------------------------------------------------------------------------
22                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited) (continued)
--------------------------------------------------------------------------------

Fitch IBCA, Inc. ("Fitch") -- Ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

A       -- Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and/or dividends and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than securities with higher ratings.

BBB     -- Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

NR      -- Indicates that the bond is not rated by Standard & Poor's, Moody's or
           Fitch.

--------------------------------------------------------------------------------
Short-term Security Ratings (Unaudited)
--------------------------------------------------------------------------------

SP-1    -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1     -- Standard & Poor's highest commercial paper and variable rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1  -- Moody's highest rating for issues having a demand feature -- VRDO.

MIG 1   -- Moody's highest rating for short-term municipal obligations.

P-1     -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------
ABAG    -- Association of Bay Area
           Governments
AIG     -- American International Guaranty
AMBAC   -- AMBAC Indemnity Corporation
BIG     -- Bond Investors Guaranty
CGIC    -- Capital Guaranty Insurance
           Company
CONNIE
  LEE   -- College Construction Loan
           Insurance Association
COP     -- Certificate of Participation
EDA     -- Economic Development Authority
FLAIRS  -- Floating Adjustable Interest Rate
           Securities
FGIC    -- Financial Guaranty Insurance
           Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage
           Corporation
FNMA    -- Federal National Mortgage
           Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage
           Association
GO      -- General Obligation
HFA     -- Housing Finance Authority
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDR     -- Industrial Development Revenue
ISD     -- Independent School District
INFLOS  -- Inverse Floaters
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors
           Assurance Corporation
MVRICS  -- Municipal Variable Rate Inverse
           Coupon Security
PCFA    -- Pollution Control Financing
           Authority
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RIBS    -- Residual Interest Bonds
RITES   -- Residual Interest Tax-Exempt
           Securities
VA      -- Veterans Administration
VRDD    -- Variable Rate Demand Note
VRWE    -- Variable Rate Wednesday Demand

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                      23

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)              September 30, 1999
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $367,301,658)                     $366,289,516
  Interest receivable                                                 5,180,326
  Receivable for Fund shares sold                                     1,414,267
  Receivable for securities sold                                        178,752
  Prepaid expenses                                                       63,418
--------------------------------------------------------------------------------
  Total Assets                                                       373,126,279
--------------------------------------------------------------------------------

LIABILITIES:
  Payable for securities purchased                                    6,922,420
  Payable to bank                                                       443,768
  Management fees payable                                               168,810
  Payable for Fund shares purchased                                      14,000
  Accrued expenses                                                       44,603
--------------------------------------------------------------------------------
  Total Liabilities                                                   7,593,601
--------------------------------------------------------------------------------
Total Net Assets                                                   $365,532,678
================================================================================

NET ASSETS:
  Par value of shares of beneficial interest                       $     56,720
  Capital paid in excess of par value                               377,050,358
  Overdistributed net investment income                                 (49,622)
  Accumulated net realized loss from security transactions          (10,512,636)
  Net unrealized depreciation of investments                         (1,012,142)
--------------------------------------------------------------------------------
Total Net Assets                                                   $365,532,678
================================================================================

Shares Outstanding:
  Class A                                                            45,331,382
  ------------------------------------------------------------------------------
  Class L                                                             6,205,049
  ------------------------------------------------------------------------------
  Class Y                                                             5,183,593
  ------------------------------------------------------------------------------

Net Asset Value:
  Class A (and redemption price)                                          $6.44
  ------------------------------------------------------------------------------
  Class L *                                                               $6.45
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                          $6.44
  ------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
  Class A (net asset value plus 2.04% of net asset value
    per share)                                                            $6.57
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value
    per share)                                                            $6.52
================================================================================
* Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within one year from initial purchase.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
24                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1999

INVESTMENT INCOME:
  Interest                                                         $ 10,540,160
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                              963,557
  Distribution fees (Note 3)                                            300,795
  Shareholder and system servicing fees                                  43,213
  Registration fees                                                      25,069
  Shareholder communications                                             17,222
  Pricing service fees                                                   10,027
  Custody fees                                                            9,636
  Audit and legal                                                         8,023
  Trustees' fees                                                          3,009
  Other                                                                   7,752
--------------------------------------------------------------------------------
  Total Expenses                                                      1,388,303
--------------------------------------------------------------------------------
Net Investment Income                                                 9,151,857
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 4):
  Realized Loss From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                             269,666,829
    Cost of securities sold                                         278,012,205
--------------------------------------------------------------------------------
  Net Realized Loss                                                  (8,345,376)
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation (Depreciation)
  of Investments:
    Beginning of period                                              10,479,804
    End of period                                                    (1,012,142)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                           (11,491,946)
--------------------------------------------------------------------------------
Net Loss on Investments                                             (19,837,322)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(10,685,465)
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       25

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 1999 (unaudited) and the Year Ended March 31, 1999

                                               September 30           March 31
================================================================================

OPERATIONS:
  Net investment income                       $  9,151,857         $ 15,293,295
  Net realized gain (loss)                      (8,345,376)           1,463,568
  Increase in net unrealized
    depreciation                               (11,491,946)            (986,611)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net
    Assets From Operations                     (10,685,465)          15,770,252
--------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                         (9,199,292)         (15,675,859)
  In excess of net investment income                    --             (157,571)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders               (9,199,292)         (15,833,430)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 6):
  Net proceeds from sale of shares              41,419,436          166,645,885
  Net asset value of shares issued
    for reinvestment of dividends                5,262,488            9,197,538
  Cost of shares reacquired                    (59,591,202)         (65,668,310)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Fund Share Transactions               (12,909,278)         110,175,113
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets              (32,794,035)         110,111,935

NET ASSETS:
  Beginning of period                          398,326,713          288,214,778
--------------------------------------------------------------------------------
  End of period*                              $365,532,678         $398,326,713
================================================================================
* Includes overdistributed
    net investment income of:                     $(49,622)             $(2,187)
================================================================================


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
26                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Limited Term Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Portfolio and eight other separate investment portfolios: Florida, Georgia, New York, Pennsylvania, National, California Money Market, New York Money Market and Massachusetts Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Trustees; (e) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) direct expenses are charged to each Portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (j) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (k) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, a portion of overdistributed net investment income amounting to $157,571 has been reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; and (l) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

determining these estimates could cause actual results to differ.

2. Exempt-Interest Dividends and Other Distributions

The Portfolio intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.

Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3. Management Agreement and Transactions with Affiliated Persons

SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% of its average daily net assets. This fee is calculated daily and paid monthly.

CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH as well as certain other broker-dealers, continues to sell Fund shares to the public as a member of the selling group.

There is a contingent deferred sales charge ("CDSC") of 1.00% on Class A shares, which applies if redemption occurs within one year from purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase.

For the six months ended September 30, 1999, SSB and CFBDS received sales charges of approximately $206,000 and $35,000 on sales of the Portfolio's Class A and Class L shares, respectively. In addition, for the six months ended September 30, 1999, CDSCs paid to SSB were approximately:

                                                            Class A     Class L
================================================================================
CDSCs                                                       $54,000      $8,000
================================================================================

Pursuant to a Distribution Plan, the Portfolio pays a service fee with respect to Class A and L shares calculated at an annual rate of 0.15% of the average daily net assets of each class. In addition, the Portfolio pays a distribution fee with

--------------------------------------------------------------------------------
28                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

respect to Class L shares calculated at an annual rate of 0.20% of the average daily net assets.

For the six months ended September 30, 1999, total Distribution Plan fees incurred were:

                                                            Class A     Class L
================================================================================
Distribution Plan Fees                                     $228,549     $72,246
================================================================================

All officers and one Trustee of the Fund are employees of SSB.

4. Investments

During the six months ended September 30, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $252,358,829
--------------------------------------------------------------------------------
Sales                                                                269,666,829
================================================================================

At September 30, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 4,437,140
Gross unrealized depreciation                                        (5,449,282)
--------------------------------------------------------------------------------
Net unrealized depreciation                                         $(1,012,142)
================================================================================

5. Capital Loss Carryforward

At March 31, 1999, the Portfolio had, for Federal income tax purposes, approximately $2,013,000 of capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on March 31, of the year indicated:

                                                          2003           2004
================================================================================
Carryforward Amounts                                    $273,000     $1,740,000
================================================================================

6. Shares of Beneficial Interest

At September 30, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Portfolio has the ability to issue multiple classes of shares. Each share of a class represents

--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       29

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

an identical interest in the Portfolio and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 1999, total paid-in capital amounted to the following for each class:

                                   Class A          Class L           Class Y
================================================================================
Total Paid-in Capital           $299,427,153      $42,069,399       $35,610,526
================================================================================

Transactions in shares of each class were as follows:

                                        Six Months Ended
Year Ended
                                       September 30, 1999                  March
31, 1999++
                                       ------------------                  -----
-----------
                                      Shares         Amount            Shares
Amount
================================================================================
=================
Class A
Shares sold                         5,281,273    $  35,204,572       14,845,279
$ 101,467,691
Shares issued on reinvestment         669,590        4,402,425        1,146,421
7,802,565
Shares reacquired                  (6,475,056)     (42,801,558)      (8,138,352)
(55,401,082)
--------------------------------------------------------------------------------
-----------------
Net Increase (Decrease)              (524,193)   $  (3,194,561)       7,853,348
$  53,869,174
================================================================================
=================
Class L++
Shares sold                           777,801    $   5,186,864        2,424,398
$  16,578,194
Shares issued on reinvestment          93,586          616,343          152,139
1,036,463
Shares reacquired                    (826,904)      (5,484,162)      (1,020,319)
(6,958,879)
--------------------------------------------------------------------------------
-----------------
Net Increase                           44,483    $     319,045        1,556,218
$  10,655,778
================================================================================
=================
Class Y
Shares sold                           153,007    $   1,028,000        7,128,561
$  48,600,000
Shares issued on reinvestment          37,059          243,720           52,583
358,510
Shares reacquired                  (1,702,170)     (11,305,482)        (485,447)
(3,308,349)
--------------------------------------------------------------------------------
-----------------
Net Increase (Decrease)            (1,512,104)   $ (10,033,762)       6,695,697
$  45,650,161
================================================================================
=================

+    On June 12,1998, Class C shares were renamed as Class L shares.

++ For Class Y shares, transactions are for the period from November 12, 1998 (inception date) to March 31, 1999.






--------------------------------------------------------------------------------
30                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class A Shares             1999(1)(2)   1999(2)    1998      1997      1996
1995(3)
================================================================================
=======
Net Asset Value,
  Beginning of Period        $ 6.78     $ 6.76    $ 6.54    $ 6.61   $  6.54
$ 6.55
--------------------------------------------------------------------------------
-------
Income (Loss) From
  Operations:
  Net investment income        0.16       0.32      0.34      0.34      0.36
0.36
  Net realized and
    unrealized gain (loss)    (0.34)      0.03      0.22     (0.06)     0.07
--
--------------------------------------------------------------------------------
-------
Total Income (Loss)
  From Operations             (0.18)      0.35      0.56      0.28      0.43
0.36
--------------------------------------------------------------------------------
-------
Less Distributions From:
  Net investment income       (0.16)     (0.33)    (0.34)    (0.35)    (0.36)
(0.37)
  Excess of net
    investment income            --      (0.00)       --        --        --
--
--------------------------------------------------------------------------------
-------
Total Distributions           (0.16)     (0.33)    (0.34)    (0.35)    (0.36)
(0.37)
--------------------------------------------------------------------------------
-------
Net Asset Value, End of
  Period                     $ 6.44     $ 6.78    $ 6.76    $ 6.54   $  6.61
$ 6.54
--------------------------------------------------------------------------------
-------
Total Return                  (2.69)%++   5.29%     8.66%     4.30%     6.65%
5.69%
--------------------------------------------------------------------------------
-------
Net Assets,
  End of Period (millions)   $  292     $  311    $  257    $  260   $   278
$  245
--------------------------------------------------------------------------------
-------
Ratios to Average Net
  Assets:
  Expenses(4)                  0.72%+     0.72%     0.74%     0.75%     0.75%
0.61%
  Net investment income        4.76+      4.72      5.14      5.16      5.43
5.61
--------------------------------------------------------------------------------
-------
Portfolio Turnover Rate          66%        52%       58%       46%       26%
22%
================================================================================
=======

(1)  For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(4) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.85%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
*    Amount represents less than $0.01.



--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       31

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class L Shares            1999(1)(2)  1999(2)(3)    1998       1997       1996
1995(4)
================================================================================
============
Net Asset Value,
  Beginning of Period      $  6.79     $  6.76    $  6.54    $  6.61    $  6.54
$  6.54
--------------------------------------------------------------------------------
------------
Income (Loss) From
  Operations:
  Net investment income       0.15        0.31       0.33       0.33       0.35
0.35
  Net realized and
  unrealized gain (loss)     (0.34)       0.03       0.21      (0.06)      0.06
--
--------------------------------------------------------------------------------
------------
Total Income (Loss)
  From Operations            (0.19)       0.34       0.54       0.27       0.41
0.35
--------------------------------------------------------------------------------
------------
Less Distributions From:
  Net investment income      (0.15)      (0.31)     (0.32)     (0.34)     (0.34)
(0.35)
  Excess of net
    investment income           --       (0.00)*       --         --         --
--
--------------------------------------------------------------------------------
------------
Total Distributions          (0.15)      (0.31)     (0.32)     (0.34)     (0.34)
(0.35)
--------------------------------------------------------------------------------
------------
Net Asset Value, End
  of Period                $  6.45     $  6.79    $  6.76    $  6.54    $  6.61
$  6.54
--------------------------------------------------------------------------------
------------
Total Return                 (2.81)%++    5.04%      8.36%      4.10%      6.45%
5.51%
--------------------------------------------------------------------------------
------------
Net Assets,
  End of Period (000s)     $40,038     $41,844    $31,133    $28,325    $28,824
$26,622
--------------------------------------------------------------------------------
------------
Ratios to Average Net
  Assets:
  Expenses(5)                 0.93%+      0.94%      0.99%      0.97%      0.96%
0.89%
  Net investment income       4.54+       4.50       4.89       4.94       5.22
5.34
--------------------------------------------------------------------------------
------------
Portfolio Turnover Rate         66%         52%        58%        46%        26%
22%
================================================================================
============

(1)  For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  On June 12, 1998, Class C shares were renamed Class L shares.
(4)  On November 7, 1994, the former Class B shares were renamed Class C shares.
(5) As a result of a voluntary expenselimitation, the ratio of expenses to average net assets will not exceed 1.05%.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
*    Amount represents less than $0.01.



--------------------------------------------------------------------------------
32                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:

Class Y Shares                                        1999(1)(2)      1999(2)(3)
================================================================================
Net Asset Value, Beginning of Period                   $  6.78         $  6.82
--------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                                   0.16            0.12
  Net realized and unrealized loss                       (0.34)          (0.02)
--------------------------------------------------------------------------------
Total Income (Loss) From Operations                      (0.18)           0.10
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                  (0.16)          (0.14)
  Excess of net investment income                           --           (0.00)*
--------------------------------------------------------------------------------
Total Distributions                                      (0.16)          (0.14)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                         $  6.44         $  6.78
--------------------------------------------------------------------------------
Total Return                                             (2.62)%++
1.46%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)                       $33,397         $45,408
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                             0.53%+          0.53%+
  Net investment income                                   4.91+           4.65+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                                     66%             52%
================================================================================

(1)  For the six months ended September 30, 1999 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)  For the period November 12, 1998 (inception date) to March 31, 1999.
(4) As a result of voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.70%.
*    Amount represents less than $0.01.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


--------------------------------------------------------------------------------
Smith Barney Muni Funds                                                       33

--------------------------------------------------------------------------------
Additional Shareholder Information (Unaudited)
--------------------------------------------------------------------------------

On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees to the Trust.

The results were  as follows:

                               Shares       Percentage      Shares    Percentage
                                Voted        Of Shares       Voted     of Shares
Name of Trustees                 For           Voted        Against      Voted
--------------------------------------------------------------------------------
Lee Abraham               1,350,265,160.850    97.943    28,359,584.139   2.057%
Allan J. Bloostein        1,351,356,664.226    98.022    27,268,080.763   1.978
Jane F. Dasher            1,352,390,291.715    98.097    26,234,456.274   1.903
Donald R. Foley           1,350,867,506.020    97.987    27,757,238.969   2.013
Richard E. Hanson, Jr     1,351,302,644.963    98.018    27,322,100.026   6.982
Paul Hardin               1,352,452,572.699    98.102    26,172,172.290   1.898
Heath B. McLendon         1,352,481,643.116    98.104    26,143,101.873   1.896
Roderick C. Rasmussen     1,351,438,798.818    98.028    27,185,946.171   1.972
John P. Toolan            1,352,497,455.396    98.105    26,127,289.594   1.895
--------------------------------------------------------------------------------






--------------------------------------------------------------------------------
34                                       1999 Semi-Annual Report to Shareholders

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                        [LOGO OF SALOMON SMITH BARNEY]
                        ------------------------------
                             A member of citigroup


Trustees                               Custodian
Lee Abraham                            PNC Bank, N.A.
Allan J. Bloostein
Jane F. Dasher                         Shareholder
Donald R. Foley                        Servicing Agent
Richard E. Hanson, Jr.                 Smith Barney Private Trust
Paul Hardin                            388 Greenwich Street, 22nd Floor
Heath B. McLendon, Chairman            New York, New York 10013
Roderick C. Rasmussen
John P. Toolan                         Sub-Shareholder
                                       Servicing Agent
Joseph H. Fleiss, Emeritus             First Data Investor Services Group, Inc.
                                       P.O. Box 9699
                                       Providence, Rhode Island 02940-9699

Officers
Heath B. McLendon
President and                          This report is submitted for the general
Chief Executive Officer                information of the shareholders of Smith
                                       Barney Muni Funds -- Limited Term
Lewis E. Daidone                       Portfolio. It is not authorized for
Senior Vice President                  distribution to prospective investors
and Treasurer                          unless accompanied by a current
                                       Prospectus for the Portfolio, which
Peter M. Coffey                        contains information concerning the
Vice President                         Portfolios' investment policies and
                                       expenses as well as other pertinent
Anthony Pace                           information.
Controller

Christina T. Sydor                     Salomon Smith Barney is a service mark
Secretary                              of Salomon Smith Barney Inc.

Investment Manager                     Smith Barney Muni Funds
SSB Citi Fund Management LLC           388 Greenwich Street, MF-2
                                       New York, New York 10013
Distributor
CFBDS, Inc.                            www.smithbarney.com/mutual funds

                                       FD0804 11/99







[front cover]





Smith Barney Muni Funds








California


Money Market


Portfolio





------------------


SEMI-ANNUAL REPORT


------------------








September 30, 1999








[Smith Barney Mutual Funds logo]











NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE

Smith Barney


Muni Funds





[Photos of Heath B. McLendon, Joseph P. Deane and Joseph Benevento]








Dear Shareholder:





We are pleased to provide you with the semi-annual report for the Smith Barney


Muni Funds -- California Money Market Portfolio ("Fund") for the period ended


September 30, 1999. We hope you find this report useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Portfolio's performance can be found in the appropriate sections that follow.








Performance Update





The Fund seeks to provide investors with income exempt from federal income taxes and California personal taxes by investing in a portfolio of high-quality, short-term, municipal obligations selected for liquidity and stability of principal.1








As of September 30, 1999, the Fund's 7-day current yield was 2.71%. The Fund's


7-day effective yield -- which reflects compounding -- was 2.75%.








Please note that your investment in the Fund is neither insured, nor guaranteed, by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the


Fund.








California Economic Highlights





California is currently experiencing a meaningful economic resurgence, as it enjoys the best financial position it has been in many years. Prior to 1990,


the structural underpinnings of California's economy were supported by its strong economic growth due in large part to its aerospace and defense industries and a continually appreciating real estate market. However, during the past several years, the Golden State's economic recovery has been mainly driven by the growth of new, more diversified industries, which has effectively provided a broader economic base.





----------


1 A portion of the Portfolio's income may be subjected to the Alternative


Minimum Tax.





--------------------------------------------------------------------------------


Smith Barney Muni Funds

The nation's largest state economy, and the seventh largest economy in the world, now appears to be running on all cylinders as real estate prices throughout the state have shown marked improvements. Building activity posted impressive gains in June. Total building value was up 18.4% from June 1998,


primarily from an almost 27% growth in the value of residential permits.


Existing home sales in California through June have increased roughly 9.5%,


while the median price of a home in California has increased approximately 8.2%


over June 1998. Furthermore, California's office vacancy rate is among the lowest in the U.S.








We think these gains, coupled with California's lowest unemployment levels in eight years and an annual state GDP of more than $1 trillion, should allow


California to remain a competitive economic force for many years to come.








Market Overview and Outlook





For the state of California and most of its localities, June marks the end of the current fiscal year and the pricing of a large portion of their annual note financing. Traditionally, this is the largest note issuance period in the municipal market. In our opinion, there were two major factors investors grappled with during this period: Federal Reserve Board interest rate policy and Y2K liquidity concerns.








This year's note issuance period coincided with two consecutive 25 basis point increases in the short-term interest rates on June 30, 1999 and August 30,


1999.2 As a result, the short-term municipal yield curve began to steepen. Over this period, one-year municipal note yields increased by roughly 50 to 60 basis points. In the VRDO (Variable Rate Demand Obligation) market, which represents the shorter end of the yield curve, rates declined as investors sought the safety of daily and weekly liquidity. Variable rate demand obligations are demand instruments that usually have an indicated maturity of more than one year, but they contain a demand feature that enables the holder to redeem the investment on no more than 30 days notice. These instruments provide for automatic adjustment of new rates on set dates and are generally supported by letters of credit issued by domestic or foreign banks.








Along with the rise in one-year municipal note yields the market also experienced an increase in the premium paid for the most liquid, high quality note issues. Part of this premium can be explained by the anxiety surrounding


Y2K. While there is no historical data to predict what will occur in the financial markets due to Y2K concerns we do believe that during uncertain times investors tend to opt for











----------


2 On Tuesday, November 16, 1999, the Fed raised short-term rates by 25 basis points after this letter was written.








--------------------------------------------------------------------------------


2                                        1999 Semi-Annual Report to Shareholders
liquidity and safety of principal. Given these factors, we do expect the liquidity premium to increase for the remainder of the fourth quarter 1999.








Investment Strategy





At the present time, we have targeted the Fund's average maturity of 65 to 70 day range while maintaining a higher variable rate position.








Our focus in the municipal note market has been on the high quality liquid sector of the market. One of the portfolios largest positions, California State


Revenue Anticipation Notes is an example3. The California RAN position is part of a $1.0 billion issue which was given the highest short term ratings by both


Moody's Investor Services and Standard & Poor's Corporation. (Moody's Investor


Services and Standard & Poor's Corporation are two major credit rating agencies.) Due to size, and broad appeal, it is considered one of the most liquid note deals in the market.








Thank you for investing in the Smith Barney Muni Funds -- California Money


Market Portfolio. We look forward to continuing to help you pursue your financial goals.








Sincerely,








[Signature of Heath B. McLendon]     [Signature of Joseph P. Deane]


Heath B. McLendon                    Joseph P. Deane


Chairman                             Vice President








[Signature of Joseph Benevento]


Joseph Benevento


Vice President





October 15, 1999








----------


3 Please note that the Fund's holdings are subject to change.





--------------------------------------------------------------------------------


Smith Barney Muni Funds                                                        3

Schedule of Investments (unaudited)                           September 30, 1999












     FACE


    AMOUNT     RATING(a)                             SECURITY
VALUE


-------------- ----------- -----------------------------------------------------
------ -------------




 $ 5,875,000   A-1+        ABAG Finance Luile Packard Childrens Hospital


                            Series 93 3.40% (b)
$ 5,875,000


                           Alameda Contra Costa Schools Financing


                            Authority Project:


   1,625,000   A-1+          Series A 3.55% (b)
1,625,000


  10,090,000   A-1+          Series B 3.55% (b)
10,090,000


   3,700,000   A-1+          Series C 3.55% (b)
3,700,000


   4,900,000   A-1+          Series F 3.55% (b)
4,900,000


  21,700,000   A-1+          Series G 3.50% (b)
21,700,000


  12,565,000   A-1+          Series H 3.50% (b)
12,565,000


                           Alameda County:


   1,250,000   SP-1+        IDR Design Workshop 3.60% (b)(c)
1,250,000


   7,740,000   A-1+         Transportation Authority MBIA-Insured 3.65% (b)
7,740,000


  20,000,000   SP-1+        1999 TRAN 4.00% due 7/7/00
20,100,647


   5,300,000   VMIG 1*     Anaheim UHSD FSA-Insured 3.50% (b)
5,300,000


   3,500,000   A-1         Auburn USD COP Capital Improvement Financing Project


                            3.30% (b)
3,500,000


   4,650,000   VMIG 1*     Barstow MFH Rimrock Village 3.45% (b)(c)
4,650,000


   4,685,000   A-1         Berkeley Revenue Bonds YMCA Series 93 3.45% (b)
4,685,000


   4,600,000   VMIG 1*     California Alternative Energy Rock Creek Project


                            Series 86 3.30% (b)(c)
4,600,000


                           California EDA Financial Authority:


   4,000,000   A-1+         ISO Corp. Project Series B 3.50% (b)
4,000,000


     200,000   A-1+         ISO Corp. Project Series C 4.00% (b)
200,000


   1,400,000   A-1+         Roller Bearing Co. of America 3.60% (b)(c)
1,400,000


     980,000   A-1          Serra Mission Series A 3.95% (b)(c)
980,000


     125,000   A-1          Serra Microchassis 3.95% (b)(c)
125,000


   5,675,000   A-1+        California Educational Facility Stanford University


                            3.75% (b)
5,675,000


                           California Health Facility Authority:


  10,000,000   A-1+         Memorial Health Services 3.45% (b)
10,000,000


  30,000,000   A-1+         Presbyterian Homes MBIA-Insured 3.45% (b)
30,000,000


                            Scripps Hospital MBIA-Insured:


   6,000,000   A-1+          Series 85 B 3.10% (b)
6,000,000


   3,500,000   A-1+          Series 91 B 3.10% (b)
3,500,000


   2,100,000   A-1+          Series 98 A 3.10% (b)
2,100,000


  15,200,000   A-1+          Series 98 B 3.10% (b)
15,200,000


   2,300,000   A-1+          Sutter Series B 3.10% (b)
2,300,000


                           California HFA Revenue Home Mortgage Revenue:


  12,120,000   VMIG 1*      PART FHA-Insured 3.57% (b)(c)
12,120,000


   2,870,000   A-1+         PART MBIA-Insured Series M 3.57% (b)(c)
2,870,000


  10,000,000   A-1+         Series 1 3.10% (b)
10,000,000


                           California Pollution Control Finance Authority:


   8,600,000   VMIG 1*      Acro Environmental Improvement Bonds 3.40% (b)(c)
8,600,000


   5,500,000   NR++         Athens Series A 3.55% (b)
5,500,000


   5,000,000   NR++         Bay Leasing Series A 3.55% (b)
5,000,000


   2,000,000   NR++         BLT Enterprises Series 99A 3.55% (b)(c)
2,000,000


                       See Notes to Financial Statements.







--------------------------------------------------------------------------------


4                                        1999 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)               September 30, 1999












     FACE


    AMOUNT     RATING(a)                               SECURITY
VALUE


-------------- ----------- -----------------------------------------------------
----------- -------------




 $ 5,000,000   NR++         Blue Line Transfer 3.55% (b)(c)
$ 5,000,000


   2,000,000   A-1          Edison Series 85D 3.30% due 3/7/00
2,000,000


   2,290,000   NR++         California County Sanitary Series 99A 3.55% (b)(c)
2,290,000


                            Pacific Gas & Electric:


  40,800,000   A-1+          Series 96 B 3.35% (b)(c)
40,800,000


  22,150,000   A-1+          Series 96 C 3.75% (b)
22,150,000


   7,650,000   A-1+          Series 96 G 3.75% (b)
7,650,000


   2,250,000   A-1+          Series 97 B 3.75% (b)(c)
2,250,000


   7,700,000   A-1+          Series E 4.00% (b)
7,700,000


   1,900,000   A-1           Series F 3.70% (b)
1,900,000


  11,850,000   A-1+         San Diego Gas & Electric PART 3.00% due 2/10/00 (d)
11,850,000


                            Shell Oil:


     100,000   A-1+          96A 3.50% (b)(c)
100,000


   7,000,000   A-1+          96B 3.75% (b)(c)
7,000,000


   8,675,000   P-1*         Sierra Pacific Project 3.50% (b)(c)
8,675,000


   5,695,000   A-1+         Southdown Series 83A 3.30% (b)
5,695,000


   6,700,000   A-1+         Southdown Series 83B 3.30% (b)
6,700,000


  17,500,000   A-1+        California School Financing Corp. Project 3.45% (b)
17,500,000


  23,500,000   VMIG 1*     California Public Capital Improvement Financing
Authority


                            Series C 3.35% due 12/15/99 (d)
23,500,000


   8,750,000   A-1+        California Rancho Water District Finance Authority


                            FGIC-Insured PART 3.52% (b)
8,750,000


   2,400,000   A-1         California Redwood City Hall Project PART 3.40%
(b)(c)              2,400,000


  50,000,000   SP-1+       California School Cash Reserve Program Authority
Series


                            99A 4.00% due 7/3/00
50,280,030


   3,090,000   SP-1+       California Single Family Mortgage Series 99 B


                            3.00% due 2/1/00 (c)(d)
3,090,000


                           California State GO PART:


   5,000,000   A-1+         3.52% (b)
5,000,000


  10,840,000   A-1+         3.00% due 2/10/00 (d)
10,840,000


                           California State GO TECP:


  32,100,000   A-1          3.00% due 10/5/99
32,100,000


  12,000,000   A-1          3.20% due 10/8/99
12,000,000


   5,000,000   A-1          3.10% due 10/8/99
5,000,000


  10,100,000   A-1          3.10% due 10/13/99
10,100,000


   5,000,000   A-1          3.05% due 10/14/99
5,000,000


   5,000,000   A-1          3.10% due 10/14/99
5,000,000


  20,000,000   A-1          3.00% due 10/14/99
20,000,000


  10,000,000   A-1          3.10% due 10/22/99
10,000,000


  10,000,000   A-1          3.20% due 11/9/99
10,000,000


  66,000,000   SP-1+       California State RAN Series A 4.00% due 6/30/00
66,336,600


                           California Statewide Development Authority:


   2,000,000   A-1+         American Zettler Inc. 3.75% (b)(c)
2,000,000


  17,000,000   A-1+         Canyon Creek Apartments 3.40% (b)(c)
17,000,000


   2,170,000   A-1+         Charles Loralie 3.75% (b)(c)
2,170,000


   2,150,000   A-1          Foxwood Apartments Series J 3.50% (b)
2,150,000


   8,400,000   VMIG 1*      Northern California Retired Officers 3.80% (b)
8,400,000


                       See Notes to Financial Statements.







--------------------------------------------------------------------------------


Smith Barney Muni Funds                                                        5

Schedule of Investments (unaudited) (continued)               September 30, 1999












      FACE


     AMOUNT     RATING(a)                            SECURITY
VALUE


--------------- ----------- ----------------------------------------------------
------ --------------




  $10,000,000   A-1+         One Park Place 3.35% (b)(c)
$10,000,000


    7,500,000   NR++         Parkway Apartments Series 98 Z 4.10% (b)(c)
7,500,000


   10,000,000   SP-1+        Series A-1 4.00% due 6/30/00 (b)
10,059,237


    3,200,000   A-1+         Sunclipse Inc. 3.75% (b)(c)
3,200,000


    2,600,000   NR++         Supreme Truck Bodies 3.75% (b)(c)
2,600,000


   24,400,000   A-1+        California Transit Finance Authority Series 97


                             FSA-Insured 3.60% (b)
24,400,000


   16,555,000   A-1         California Veterans Affairs Series 98 AMBAC-Insured


                             PART 3.08% due 9/14/99 (b)(c)
16,555,000


                            Chula Vista IDR San Diego Gas & Electric:


   26,500,000   A-1          Series 92B 3.40% (b)(c)
26,500,000


    1,700,000   A-1          Series 97A 3.60% (b)(c)
1,700,000


                            Clipper California Tax-Exempt Trust Part:


   20,730,000   VMIG 1*      Series 96-1 MBIA-Insured 3.78% (b)
20,730,000


    6,045,000   VMIG 1*      Series 96-6B MBIA-Insured 3.88% (b)(c)
6,045,000


    5,920,000   VMIG 1*      Series 96-7A 3.78% (b)(c)
5,920,000


   16,850,000   VMIG 1*      Series 98-99 AMBAC-Insured 3.77% (b)(c)
16,850,000


   31,000,000   NR          Clovis USD TRAN 3.45% due 6/30/00
31,078,370


   25,400,000   A-1+        Contra Costa County MFH Revenue


                             Series A 3.35 (b)(c)
25,400,000


                            Contra Costa County TRAN:


   10,900,000   A-1+         PART 3.35% due 10/1/99 (b)
10,900,000


    3,000,000   SP-1+        Series A 4.00% due 9/29/00
3,017,823


   25,000,000   A-1+         5.00% due 10/1/99
25,000,000


    3,000,000   VMIG 1*     Contra Costa Water Revenue PART 3.50% due 4/26/00
3,000,000


    2,600,000   A-1+        Corona MFH (Country Hills Project) 3.55% (b)
2,600,000


   11,000,000   A-1+        East Bay Municipal Utility District TECP 3.20%


                             due 10/13/99
11,000,000


    2,000,000   A-1+        Fairfield IDA (R. Dakin & Co. Project) 3.30% (b)
2,000,000


    5,000,000   SP-1+       Fairfield Suisun USD TRAN 3.50% due 6/30/00
5,013,725


    4,000,000   A-1         Fremont COP Project A 3.55% (c)
4,000,000


    5,800,000   A-1+        Fremont Treetops Apartments Series A 3.40% (b)(c)
5,800,000


    7,150,000   A-1+        Garden Grove MFH Apartment Series A 3.40% (b)(c)
7,150,000


    6,050,000   A-1+        Hemet HFA Mercury S&L Sunwest Resort Project


                             3.30% (b)
6,050,000


    7,000,000   A-1+        Huntington Beach Series 96A 3.30% (b)
7,000,000


                            Irvine Public Facilities Capital Improvement:


   22,230,000   VMIG 1*      Series 85 3.30% (b)
22,230,000


    9,826,000   VMIG 1*      Series 97-17 3.50% (b)
9,826,000


    2,700,000   A-1+         Series 87-8 3.50% (b)
2,700,000


                            Irvine Ranch Water Districts:


    5,200,000   A-1+         Series A 4.00% (b)
5,200,000


    1,200,000   A-1          Series 91 3.50% (b)
1,200,000


      200,000   A-1 +        4.00% (b)
200,000


   21,000,000   SP-1+       Kern County California TRAN 3.30% due 6/30/00
21,093,318


    3,650,000   A-1         Lancaster MFA (Willows Project) Series A 3.70% (b)
3,650,000


    8,000,000   A-1+        Lodi IDA (Dart Container) 3.30%(b)
8,000,000


                       See Notes to Financial Statements.







--------------------------------------------------------------------------------


6                                        1999 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued)               September 30, 1999












      FACE


     AMOUNT     RATING(a)                           SECURITY
VALUE


--------------- ----------- ----------------------------------------------------
---- --------------




  $36,450,000   A-1+        Long Beach California Health Facility Revenue
(Memorial


                             Health Services) Series 1991 3.50% (b)
$36,450,000


      300,000   VMIG 1*     Los Angeles Apartment Improvement Revenue 3.80% (b)
300,000


    9,735,000   AAA         Los Angeles COP Correct Facility Pre-Refunded--


                             Escrowed with U.S. government securities to 9/1/00


                             Call @ 100, 6.50% due 9/1/13
10,188,412


    3,000,000   NR+         Los Angeles County GO Series B 6.00% due 9/1/00
3,067,040


   48,700,000   SP-1+       Los Angeles County TRAN Series A 4.00% due 6/30/00
48,940,278


    3,150,000   A-1+        Los Angeles FGIC-Insured 3.52% (b)
3,150,000


                            Los Angeles Wastewater TECP:


   16,000,000   VMIG 1*      PART FGIC-Insured 3.18% due 3/1/00 (d)
16,000,000


   10,000,000   A-1+         3.15% due 11/12/99
10,000,000


    3,000,000   A-1+         3.25% due 3/9/00
3,000,000


                            Los Angeles MFH:


   10,000,000   A-1+         Baldwin Hills 3.65% (b)
10,000,000


    2,400,000   A-1+         Fountain Park 3.35% (b)
2,400,000


    3,650,000   A-1+         Malibu Meadows Project Series A 3.30% (b)
3,650,000


    8,750,000   A-1+        Los Angeles Sanitation District PART 3.52% (b)
8,750,000


   10,000,000   VMIG 1*     Los Angeles CA USD Series A19 3.70% (b)
10,000,000


    5,500,000   VMIG 1*     Modesto MFH Shadowbrook Project Series A 3.55% (b)
5,500,000


                            MSR Public Power Agency San Juan Project:


   12,700,000   A-1+         MBIA-Insured Series E 3.30% (b)
12,700,000


      200,000   A-1+         MBIA-Insured Series 98F 3.60% (b)
200,000


    3,350,000   VMIG 1*     Monterey MFH Slautterback Project 3.45% (b)(c)
3,350,000


    3,000,000   SP-1+       Moreland California School District TRAN


                             3.50% due 6/30/00
3,008,235


    4,600,000   SP-1+       New Haven TRAN 3.50% due 6/30/00
4,612,627


   23,700,000   A-1+        Oakland Joint Power Finance Authority Lease Bonds


                             FSA-Insured Series 98 A 13.30% (b)
23,700,000


                            Orange County Apartment Housing Development:


    5,275,000   VMIG 1*      Alicia Series A 3.75% (b)
5,275,000


   10,300,000   VMIG 1*      Foothill Oaks 3.40% (b)(c)
10,300,000


   10,000,000   A-1+         Oasis Martinique Project 3.45% (b)
10,000,000


   13,200,000   A-1+         Park Ridge Series 98 I 3.30% (b)
13,200,000


    2,670,000   A-1+         Trabuco Woods Series 98J 3.30% (b)
2,670,000


    9,500,000   A-1+         Vintage Woods Series 98H 3.30% (b)
9,500,000


    7,000,000   A-1+         WLCO Series 98G1 3.55% (b)
7,000,000


    1,700,000   A-1+         Wood Canyon Villas 3.55% (b)(c)
1,700,000


                            Orange County California Sanitation Districts:


    6,050,000   A-1+         Series 90 FGIC-Insured 3.60% (b)
6,050,000


   15,000,000   A-1+         Series 92 AMBAC-Insured 3.40% (b)
15,000,000


    1,100,000   A-1+         Series 93 AMBAC-Insured 3.50% (b)
1,100,000


   12,470,000   A-1+         Palo Alto USD Series R PART 3.80% (b)
12,470,000


                            Pasadena COP Rose Bowl Improvement Project:


    6,600,000   VMIG 1*      Series 91 3.10% (b)
6,600,000


    4,720,000   VMIG 1*      Series 96 3.10% (b)
4,720,000





                       See Notes to Financial Statements.







--------------------------------------------------------------------------------


Smith Barney Muni Funds                                                        7

Schedule of Investments (unaudited) (continued)               September 30, 1999












     FACE


    AMOUNT     RATING(a)                               SECURITY
VALUE


-------------- ----------- -----------------------------------------------------
---------- -------------




 $ 8,875,111   Aaa*        Pitney Bowes California LeaseTopps Series 99-1


                            3.80% due 7/12/00 (d)
$ 8,875,111


   5,000,000   SP-1+       Pleasanton TRAN 3.50% due 6/30/00
5,013,725


   6,700,000   A-1+        Ponoma Redevelopment Agency MFH Park and Plaza


                            Apartment Series A 3.30% (b)
6,700,000


                           Puerto Rico Governmental Development Bond Bank TECP:


   1,500,000   A-1+         Bond Bank MBIA-Insured 3.10% (b)
1,500,000


  17,000,000   A-1+         3.10% due 10/7/99
17,000,000


   6,000,000   A-1+         3.10% due 10/12/99
6,000,000


  11,350,000   A-1+         3.35% due 10/15/99
11,350,000


  13,500,000   A-1+         3.30% due 12/10/99
13,500,000


   4,900,000   A-1+         3.20% due 12/14/99
4,900,000


  23,143,000   A-1+         3.25% due 2/23/00
23,143,000


  11,747,000   A-1+         3.35% due 2/24/00
11,747,000


  11,512,000   A-1+         3.35% due 2/24/00
11,512,000


  13,882,000   A-1+         3.30% due 2/24/00
13,882,000


   2,500,000   A-1+         5.50% due 7/1/00
2,535,634


   4,900,000   A-1+        Puerto Rico Highway Transportation Authority Series A


                            AMBAC-Insured 3.45% (b)
4,900,000


   5,150,000   A-1         Puerto Rico Public Finance Corp. PART AMBAC-Insured


                            3.52% (b)
5,150,000


   5,860,000   A-1+        Puerto Rico Infrastructure AMBAC-Insured 3.52% (b)
5,860,000


  10,200,000   A-1+        Puerto Rico Electric Power PART MBIA-Insured


                            3.45% (b)
10,200,000


  33,630,000   AAA         Puerto Rico Independent Medical and Environmental


                            PCR Abbot Laboratories 2.90% due 3/1/00 (d)
33,630,000


  14,005,000   A-1         Regents University of California Series E PART


                            MBIA-Insured 3.45% due 10/1/02
14,005,000


   1,900,000   VMIG 1*     Riverside County IDA Rockwin Corp. Series II


                            3.55% (b)(c)
1,900,000


                           Riverside Country MFH:


  10,600,000   VMIG 1*      Amanda Park Project Series A 3.40% (b)(c)
10,600,000


   2,500,000   A-1          MFH Countrywood Apartments Series D 3.40% (b)
2,500,000


  15,567,000   SP-1+       Riverside Teeter Obligation TECP Series B 3.25%


                            due 2/15/00
15,567,000


  21,500,000   A-1+        Riverside School Finance Authority 98-99 PART


                            3.45% due 10/1/99
21,500,000


   6,500,000   VMIG 1*     Sacramento Airport PART FGIC-Insured 3.57% (b)(c)
6,500,000


  50,000,000   A-1         Sacramento County TRAN 99 Series 3.70% (b)
50,000,000


   6,000,000   SP-1+       San Bernadino TRANS 3.75% due 9/29/00
6,021,424


  68,300,000   A-1+        San Bernardo County COP Medical Center Project


                            3.10% (b)
68,300,000


                           San Bernadino County MFH:


   1,800,000   VMIG*        Series A-2 3.20% due 6/1/00
1,834,091


   2,850,000   NR++         Sycmore Terr 3.30% (b)
2,850,000


  17,000,000   SP-1+       San Diego TAN Series A 4.25% due 9/29/00
17,135,188





                       See Notes to Financial Statements.







--------------------------------------------------------------------------------


8                                        1999 Semi-Annual Report to Shareholders

Schedule of Investments (unaudited) (continued) September 30, 1999












      FACE


     AMOUNT     RATING(a)                               SECURITY
VALUE


--------------- ----------- ----------------------------------------------------
------------ --------------




 $ 10,005,000   VMIG*       San Diego TRAN 5.00% due 9/29/00
$10,160,071


   10,000,000   SP-1+       San Diego Government Pool TRAN Series A 4.00%


                             due 9/29/00
10,061,406


    5,508,000   A-1+        San Diego Housing Authority (Carman Del Mar


                             (Apartments) Project) 3.30% (b)
5,508,000


   15,000,000   A-1         San Diego USD TRAN 3.30% due 2/1/00
15,000,000


   10,000,000   VMIG 1*     San Diego Water Project PART FGIC-Insured 3.57% (b)
10,000,000


    3,000,000   NR++        San Dimas California Redevelopment Agency


                             (San Dimas Community Center) 3.25% (b)
3,000,000


                            San Francisco MFH:


   33,600,000   VMIG 1*      Bayside Village Series 85A 3.35% (b)
33,600,000


   25,000,000   A-1+         Bayside Village Series 85B 3.35% (b)
25,000,000


   23,800,000   A-1+         Fillmore Center 3.10% (b)
23,800,000


    8,000,000   VMIG 1*      Series C 3.45% (b)(c)
8,000,000


   30,730,000   VMIG 1*      St. Francis Housing Series 89A 3.60% (b)
30,730,000


   16,800,000   A-1+        San Francisco MFH City Heights Apartments Project


                             Series 97 A 3.40% (b)(c)
16,800,000


    3,000,000   VMIG 1*     San Jose MFH Almanden Lake Village Apartment


                             Project 3.45% (b)(c)
3,000,000


    6,690,000   A-1+        San Jose - Santa Clara California Water Authority
PART


                             FGIC-Insured 3.52% (b)
6,690,000


    1,000,000   P-1*        Santa Ana IDA Newport Electronics Project 3.60% (b)
1,000,000


    5,900,000   A-1+        Santa Clara County MFH (Benton Park Apartments


                             Project) 3.30% (b)
5,900,000


   10,000,000   SP-1+       Santa Cruz County TRAN 4.50% due 10/6/00
10,097,140


                            Simi Valley MFH:


    5,745,000   VMIG 1*      Creekside Village Apartments Series A 3.30% (b)
5,745,000


   26,500,000   A-1          Lincoln Wood Ranch 3.55% (b)
26,500,000


   10,000,000   MIG 1*      Solano California County TRAN Series 98


                             4.50% due 10/6/00
10,010,973


                            South East Recovery Facilities Authority:


   59,579,000   A-1+         Series A 3.30% (b)
59,579,000


    7,000,000   A-1+         Series B 3.35% (b)
7,000,000


    4,750,000   A-1+        Southern California Metropolitan Water District
3.52% (b)           4,750,000


   62,800,000   A-1+        Southern California Public Power Authority Project
South


                             Transmission FSA-Insured 3.30% (b)
62,800,000


   10,000,000   SP-1+       Stainslaus County TRAN 4.00% due 8/1/00
10,048,138


    1,900,000   A-1+        Stockton MFH Mariners 3.35% (b)
1,900,000


    6,000,000   A-1+        Union City MFH 3.30% (b)
6,000,000


    7,000,000   A-1+        Upland California Mountain Springs Series 98A


                             3.30% (b)
7,000,000


    9,600,000   A-1+        Vacaville Apartments Series 99 3.30% (b)
9,600,000


    5,000,000   SP-1+       Vacaville USD TRAN 3.50% due 6/30/00
5,013,724


    7,000,000   A-1+        West Basin Muni Water District 3.40% (b)
7,000,000





                       See Notes to Financial Statements.







--------------------------------------------------------------------------------


Smith Barney Muni Funds                                                        9

Schedule of Investments (unaudited) (continued) September 30, 1999












      FACE


     AMOUNT     RATING(a)                SECURITY                   VALUE


--------------- ----------- --------------------------------- -----------------




 $  9,465,000   A-1+        Westminster Redevelopment Agency


                             AMBAC-Insured 3.40% (b)           $    9,465,000


 ------------               ---------------------------------  --------------


                            TOTAL INVESTMENTS -- 100%


                            (Cost -- $2,266,816,965**)         $2,266,816,965


 ------------               ---------------------------------  --------------







(a) All ratings are by Standard & Poor's Ratings Service with the exception of those identified by an asterisk (*) which are rated by Moody's Investors


    Service, Inc.


(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.


(c) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.


(d) Variable rate obligation payable at par on demand on the date indicated.


 ++  Security has not been rated by either Moody's or Standard & Poor's.


   However, the Board of Trustees has determined this security to be considered a first tier quality issue due to enhancement features; such as insurance and/or irrevocable letters of credit.


 +  Security has not been rated by either Moody's or Standard & Poor's.


   However, the Board of Trustees has determined that the security presents minimal credit risk.


** Aggregate cost for Federal income tax purposes is substantially the same.





   See page 11 for definition of ratings and certain security descriptions.





                       See Notes to Financial Statements.








--------------------------------------------------------------------------------


10                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------


Bond Ratings (unaudited)


--------------------------------------------------------------------------------





The definitions of the applicable rating symbols are set forth below.








AAA    --   Bonds rated "AAA" have the highest rating assigned by Standard &


            Poor's. Capacity to pay interest and repay principal is extremely strong.


Aaa    --   Bonds rated "Aaa" by Moody's are judged to be of the best quality.


            They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure.


            While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.





--------------------------------------------------------------------------------


Short-Term Securities Ratings (unaudited)


--------------------------------------------------------------------------------





SP-1   --   Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus


            (+) sign.


A-1    --   Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;


            those issues determined to possess overwhelming safety


            characteristics are denoted with a plus (+) sign.


VMIG 1 --   Moody's highest rating for issues having a demand feature -- VRDO.


P-1    --   Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.


NR     --   Indicates that the bond is not rated by either Standard & Poor's or


            Moody's.





--------------------------------------------------------------------------------


Security Descriptions (unaudited)


--------------------------------------------------------------------------------





ABAG     --    Association of Bay Area


                Governments


AIG      --    American International Guaranty


AMBAC    --    American Municipal Bond


                Assurance Corporation


BAN      --    Bond Anticipation Notes


BIG      --    Bond Investors Guaranty


CGIC     --    Capital Guaranty Insurance


                Company


CHFCLI   --    California Health Facility


                Construction Loan Insurance


CONNIE   --    College Construction Loan


  LEE           Insurance Association


COP      --    Certificate of Participation


CSD      --    Central School District


EDA      --    Economic Development Authority


ETM      --    Escrowed To Maturity


FGIC     --    Financial Guaranty Insurance


                Company


FHA      --    Federal Housing Administration


FHLMC    --    Federal Home Loan Mortgage


                Corporation


FLAIRS   --    Floating Adjustable Interest


                Rate Securities


FNMA     --    Federal National Mortgage


                Association


FRTC     --    Floating Rate Trust Certificates


FSA      --    Federal Savings Association


GIC      --    Guaranteed Investment Contract


GNMA     --    Government National


                Mortgage Association


GO       --    General Obligation


HDC      --    Housing Development Corporation


HFA      --    Housing Finance Authority


IDA      --    Industrial Development Authority


IDB      --    Industrial Development Board


IDR      --    Industrial Development Revenue


INFLOS   --    Inverse Floaters


LOC      --    Letter of Credit


MBIA     --    Municipal Bond Investors


                Assurance Corporation


MFH      --    Multi-Family Housing


MUD      --    Municipal Utilities District


MVRICS   --    Municipal Variable Rate


                Inverse Coupon Security


PART     --    Partnership Structure


PCR      --    Pollution Control Revenue


RAN      --    Revenue Anticipation Notes


RAW      --    Revenue Anticipation Warrants


RIBS     --    Residual Interest Bonds


RITES    --    Residual Interest Tax-Exempt


                Securities


SWAP     --    Swap Structure


TAN      --    Tax Anticipation Notes


TECP     --    Tax Exempt Commercial Paper


TOB      --    Tender Option Bond Structure


TRAN     --    Tax and Revenue Anticipation Notes


UFSD     --    Unified Free School District


UHSD     --    Unified High School District


USD      --    Unified School District


VA       --    Veterans Administration


VRWE     --    Variable Rate Wednesday Demand





--------------------------------------------------------------------------------


Smith Barney Muni Funds                                                       11

--------------------------------------------------------------------------------


Statement of Assets and Liabilities (unaudited)               September 30, 1999


--------------------------------------------------------------------------------












ASSETS:


  Investments, at amortized cost                                $2,266,816,965


  Cash                                                                  61,625


  Interest receivable                                               10,746,323


  Other assets                                                         340,191


------------------------------------------------------------    --------------


  Total Assets                                                   2,277,965,104


------------------------------------------------------------    --------------


LIABILITIES:


  Payables for securities purchased                                 68,362,830


  Dividends payable                                                  2,770,369


  Management fees payable                                              938,472


  Distribution fees payable                                             62,119


  Deferred compensation payable                                          8,680


  Accrued expenses                                                     125,000


------------------------------------------------------------    --------------


  Total Liabilities                                                 72,267,470


------------------------------------------------------------    --------------


Total Net Assets                                                $2,205,697,634


------------------------------------------------------------    --------------


NET ASSETS:


  Par value of shares of beneficial interest                    $    2,205,829


  Capital paid in excess of par value                            2,203,529,960


  Accumulated net realized loss from security transactions             (38,155)


------------------------------------------------------------    --------------


Total Net Assets                                                $2,205,697,634


------------------------------------------------------------    --------------


Shares Outstanding:


  Class A                                                        2,205,826,504


------------------------------------------------------------    --------------


  Class Y                                                                2,466


------------------------------------------------------------    --------------


Net Asset Value, Per Share                                      $         1.00


------------------------------------------------------------    --------------













                       See Notes to Financial Statements.





--------------------------------------------------------------------------------


12                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------


Statement of Operations (unaudited)


--------------------------------------------------------------------------------





For the Six Months Ended September 30, 1999









INVESTMENT INCOME:


  Interest                                        $ 33,156,172


----------------------------------------------    ------------


EXPENSES:


  Management fees (Note 4)                           5,415,521


  Distribution fees (Note 4)                         1,083,103


  Shareholder and system servicing fees                372,919


  Registration fees                                    154,533


  Shareholder communications                            64,294


  Audit and legal                                       24,046


  Custody                                               15,722


  Trustees' fees                                         8,995


  Other                                                 22,625


----------------------------------------------    ------------


  Total Expenses                                     7,161,758


----------------------------------------------    ------------


Net Investment Income                               25,994,414


----------------------------------------------    ------------


Net Realized Loss From Security Transactions           (37,149)


----------------------------------------------    ------------


Increase in Net Assets From Operations            $ 25,957,265


----------------------------------------------    ------------













                       See Notes to Financial Statements.








--------------------------------------------------------------------------------


Smith Barney Muni Funds                                                       13

--------------------------------------------------------------------------------


Statements of Changes in Net Assets


--------------------------------------------------------------------------------





For the Six Months Ended September 30, 1999 (unaudited)


and the Year Ended March 31, 1999















                                                 September 30            March
31


                                             -------------------   -------------
------




OPERATIONS:


  Net investment income                      $   25,994,414        $
49,115,513


  Net realized gain (loss)                          (37,149)
153,566


------------------------------------------   --------------        -------------
-


  Increase in Net Assets From Operations         25,957,265
49,269,079


------------------------------------------   --------------        -------------
-


DISTRIBUTION TO SHAREHOLDERS


FROM (NOTE 3):


  Net investment income                         (25,994,414)
(49,115,513)


------------------------------------------   --------------        -------------
-


  Decrease in Net Assets From


   Distributions To Shareholders                (25,994,414)
(49,115,513)


------------------------------------------   --------------        -------------
-


FUND SHARE TRANSACTIONS (NOTE 6):


  Net proceeds from sale of shares            5,098,565,890
8,107,812,026


  Net asset value of shares issued


   for reinvestment of dividends                 24,823,895
47,695,059


  Cost of shares reacquired                  (5,054,153,497)
(7,811,903,718)


------------------------------------------   --------------        -------------
-


  Increase in Net Assets From


   Fund Share Transactions                       69,236,288
343,603,367


------------------------------------------   --------------        -------------
-


Increase in Net Assets                           69,199,139
343,756,933


NET ASSETS:


  Beginning of period                         2,136,498,495
1,792,741,562


------------------------------------------   --------------        -------------
-


  End of period                              $2,205,697,634
$2,136,498,495


------------------------------------------   --------------        -------------
-










                       See Notes to Financial Statements.








--------------------------------------------------------------------------------


14                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------


Notes to Financial Statements (unaudited)


--------------------------------------------------------------------------------





1. Significant Accounting Policies





The California Money Market Portfolio ("Portfolio") is a separate investment portfolio of the Smith Barney Muni Funds ("Fund"). The Fund, a Massachusetts


business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this


Portfolio and eight other separate investment portfolios: Florida, Georgia,


Limited Term, New York, National, Pennsylvania, Massachusetts Money Market and


New York Money Market Portfolios. The financial statements and financial highlights for the other portfolios are presented in separate shareholder reports.








The significant accounting policies consistently followed by the Fund are: (a)


security transactions are accounted for on trade date; (b) the Portfolio uses the amortized cost method for valuing investments; accordingly, the cost of securities plus accreted discount, or minus amortized premium, approximates value; (c) gains or losses on the sale of securities are calculated by using the specific identification method; (d) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on accrual basis; market discount is recognized upon the disposition of the security; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) direct expenses are charged to each portfolio and each class; management fees and general fund expenses are allocated on the basis of relative net assets; (g) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; (h) the Portfolio intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.





2. Portfolio Concentration





Since the Portfolio invests primarily in obligations of issuers within


California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.











--------------------------------------------------------------------------------


Smith Barney Muni Funds                                                       15

--------------------------------------------------------------------------------


Notes to Financial Statements (unaudited) (continued)


--------------------------------------------------------------------------------





3. Exempt-Interest Dividends and Other Distributions





The Portfolio declares and records a dividend of substantially all its net investment income on each business day. Such dividends are paid or reinvested monthly in fund shares on the payable date. Furthermore, the Portfolio intends to satisfy conditions that will enable interest from municipal securities,


which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Portfolio.





Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.








4. Management Agreement and Other Transactions





SSB Citi Fund Management LLC ("SSBC"), formerly known as SSBC Fund Management


Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Portfolio pays SSBC a management fee calculated at an annual rate of 0.50% on the first $2.5 billion of average daily net assets; 0.475% on the next $2.5 billion and 0.45% on the average daily net assets in excess of $5 billion. This fee is calculated daily and paid monthly.





CFBDS, Inc. ("CFBDS") acts as the Fund's distributor. Salomon Smith Barney Inc.


("SSB"), another subsidiary of SSHB as well as certain other broker-dealers,


continues to sell Fund shares to the public as a member of the selling group.





Pursuant to a Distribution Plan, the Portfolio pays a distribution fee with respect to Class A shares calculated at the annual rate of 0.10% of the average daily net assets of that class.





All officers and one Trustee of the Fund are employees of SSB.








5. Capital Loss Carryforwards





At March 31, 1999, the Portfolio had, for Federal income tax purposes, a capital loss carryforward of approximately $1,000 available to offset future capital gains, expiring March 31, 2006. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.








--------------------------------------------------------------------------------


16                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------


Notes to Financial Statements (unaudited) (continued)


--------------------------------------------------------------------------------





6. Shares of Beneficial Interest





At September 30, 1999, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share.








At September 30, 1999, total paid-in capital amounted to the following for each class:















                                          Class A                  Class Y


--------------------------------------------------------------------------------




Total Paid-in Capital              $2,205,733,323                   $2,466


--------------------------------------------------------------------------------





Transactions in shares of the Portfolio were as follows:





                                   Six Months Ended           Year Ended


                                  September 30, 1999        March 31, 1999


--------------------------------------------------------------------------------


Class A


Shares sold                        5,098,565,890            8,107,803,549


Shares issued on reinvestment         24,823,865               47,691,799


Shares reacquired                 (5,054,153,497)          (7,808,481,271)


--------------------------------------------------------------------------------


Net Increase                          69,236,258              347,014,077


--------------------------------------------------------------------------------


Class Y


Shares sold                                   --                    8,477


Shares issued on reinvestment                 30                    3,260


Shares reacquired                             --               (3,422,447)


--------------------------------------------------------------------------------


Net Increase (Decrease)                       30               (3,410,710)


--------------------------------------------------------------------------------













--------------------------------------------------------------------------------


Smith Barney Muni Funds                                                       17

--------------------------------------------------------------------------------


Financial Highlights


--------------------------------------------------------------------------------





For a share of each class of beneficial interest outstanding throughout each year ended March 31, except where noted:















Class A Shares                              1999(1)           1999          1998
1997           1996         1995


--------------------------------------------------------------------------------
---------------------------------------------




Net Asset Value, Beginning of Period       $   1.00       $   1.00      $   1.00
$   1.00       $   1.00      $  1.00


--------------------------------------------------------------------------------
---------------------------------------------


Net investment income (2)                     0.012          0.026         0.029
0.028          0.032        0.026


Dividends from


  net investment income                      (0.012)        (0.026)
(0.029)        (0.028)        (0.032)      (0.026)


--------------------------------------------------------------------------------
---------------------------------------------


Net Asset Value, End of Period             $   1.00       $   1.00      $   1.00
$   1.00       $   1.00      $  1.00


--------------------------------------------------------------------------------
---------------------------------------------


Total Return                                   1.21%++        2.61%
2.98%          2.79%          3.22%        2.66%


--------------------------------------------------------------------------------
---------------------------------------------


Net Assets, End of Period (millions)       $  2,206       $  2,136      $  1,789
$  1,400       $  1,346      $   953


--------------------------------------------------------------------------------
---------------------------------------------


Ratios to Average Net Assets:


 Expenses (2)(3)                               0.66%+         0.64%
0.63%          0.67%          0.64%        0.61%


 Net investment income                         2.40+          2.55          2.92
2.75          3.15         3.02


--------------------------------------------------------------------------------
---------------------------------------------


Class Y Shares                              1999(1)           1999          1998
1997(4)


--------------------------------------------------------------------------------
---------------------------------------------


Net Asset Value, Beginning of Period       $   1.00       $   1.00      $   1.00
$   1.00


--------------------------------------------------------------------------------
---------------------------------------------


Net investment income                         0.014          0.026         0.031
0.020


Dividends from


  net investment income                      (0.014)        (0.026)
(0.031)        (0.020)


--------------------------------------------------------------------------------
---------------------------------------------


Net Asset Value, End of Period             $   1.00       $   1.00      $   1.00
$   1.00


--------------------------------------------------------------------------------
---------------------------------------------


Total Return                                   1.38%++        2.60%
3.09%          2.04%++


--------------------------------------------------------------------------------
---------------------------------------------


Net Assets, End of Period (000's)          $      2       $      2      $  3,413
$  7,405


--------------------------------------------------------------------------------
---------------------------------------------


Ratios to Average Net Assets:


 Expenses (5)                                  0.56%+         0.51%
0.54%          0.56%+


 Net investment income                         2.48+          2.68          3.01
2.77+


--------------------------------------------------------------------------------
---------------------------------------------







(1) For the six months ended September 30, 1999 (unaudited).


(2) The manager waived all or part of its fees for the years ended March 31,


    1996 and March 31, 1995. If such fees were not waived, the effect on net investment income and expense ratios would have been as follows:












                Per Share Decreases       Expense Ratios


              to Net Investment Income  Without Fee Waivers


              ------------------------ ---------------------




                 1996        1995      1996       1995


                 ----        ----      ----       ----


Class A       $0.000*       $0.002     0.65%      0.63%







(3) As a result of the 0.80% voluntary expense limitation for the ratio of expenses to average net assets, the investment manager will reimburse fees for the amount that exceeds the limitation.


(4) For the period July 19, 1996 (inception date) to March 31, 1997.


(5) As a result of the 0.70% voluntary expense limitation for the ratio of expenses to average net assets, the investment manager will reimburse fees for the amount that exceeds the limitation.


++  Total return is not annualized, as the result may not be representative of the total return for the year.


 +  Annualized.








--------------------------------------------------------------------------------


18                                       1999 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------


Additional Shareholder Information (unaudited)


--------------------------------------------------------------------------------





On April 19, 1999, a special meeting of shareholders of the Trust was held for the purpose of electing Trustees to the Trust.








The results were as follows:















                                   Shares          Percentage         Shares
Percentage


                                    Voted           of Shares         Voted
of Shares


Name of Trustees                     For              Voted          Against
Voted


--------------------------------------------------------------------------------
--------------




Lee Abraham                1,350,265,160.850          97.943%  28,359,584.139
2.057%


Allan J. Bloostein         1,351,356,664.226          98.022   27,268,080.763
1.978


Jane F. Dasher             1,352,390,291.715          98.097   26,234,453.274
1.903


Donald R. Foley            1,350,867,506.020          97.987   27,757,238.969
2.013


Richard E. Hanson, Jr.     1,351,302,644.963          98.018   27,322,100.026
1.982


Paul Hardin                1,352,452,572.699          98.102   26,172,172.290
1.898


Heath B. McLendon          1,352,481,043.116          98.104   26,143,101.873
1.896


Roderick C. Rasmussen      1,351,438,708.918          98.028   27,185,946.171
1.972


John P. Toolan             1,352,497,455.395          98.105   26,127,289.594
1.895


--------------------------------------------------------------------------------
------------










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Smith Barney Muni Funds                                                       19


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[back cover]





[Salomon Smith Barney Logo]





TRUSTEES


Lee Abraham


Allan J. Bloostein


Jane F. Dasher


Donald R. Foley


Richard E. Hanson, Jr.


Paul Hardin


Heath B. McLendon, Chairman


Roderick C. Rasmussen


John P. Toolan





Joseph H. Fleiss, Emeritus








OFFICERS


Heath B. McLendon


President and


Chief Executive Officer





Lewis E. Daidone


Senior Vice President


and Treasurer





Joseph Benevento


Vice President





Joseph P. Deane


Vice President





Irving P. David


Controller





Christina T. Sydor


Secretary








INVESTMENT MANAGER


SSB Citi Fund Management LLC








DISTRIBUTOR


CFBDS, Inc.








CUSTODIAN


PNC Bank, N.A.








TRANSFER AGENT


Smith Barney Private Trust


388 Greenwich Street, 22nd Floor


New York, New York 10013








SUB-TRANSFER AGENT


First Data Investors Services


Group, Inc.


P.O. Box 9699


Providence, Rhode Island 02940-9699





This report is submitted for the general information of the shareholders of


Smith Barney Muni Funds - California Money Market Portfolio. It is not


authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Portfolio, which contains information concerning the Portfolio's investment policies and expenses as well as other pertinent information.








Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.








SMITH BARNEY MUNI FUNDS


388 Greenwich Street, MF-2


New York, New York 10013











www.smithbarney.com/mutualfunds





FD0805 11/99